UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:	September 30, 2015

Date of reporting period:	March 31, 2015

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Low Duration Income Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Low Duration Municipal Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Minimum investments for Class I shares are higher than those for Class A shares. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report     3

LETTER TO SHAREHOLDERS

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

April 16, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class A shares decreased by one cent to $12.33 per share during the six months ended March 31, 2015. If you were with us for the entire period, you received dividends of 0.60 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a negative 0.03% total return (without sales charge) for the six months ended March 31, 2015, compared to the 0.27% total return for the BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index. The Fund generated 1.85% more price return and 2.15% less income than its benchmark.

Given the Fund’s investment objectives, performance was driven almost exclusively by duration (a measure of interest-rate sensitivity) and yield-curve positioning. The Fund generally invests a significant portion of its assets in variable rate demand notes, which have daily liquidity. In the current low-interest-rate environment, the overallocation to these types of securities hurt the income return of the Fund relative to the benchmark.

The Municipal Market

The municipal market has been something of a roller coaster over the past six months. Much of that volatility revolves around investors’ increased fears of an eventual Federal Reserve rate increase. While those fears aren’t completely unfounded, we believe the typical municipal bond investor is ignoring several other sources of risk present in the market.

First and foremost, it appears that risk is mispriced. At a very high level, we examine two primary sources of risk in the municipal market: duration and credit quality. The hunt for excess yield has bid up the prices of these sources of risk to levels we believe are unsustainable.

Investors looking for more yield can increase the duration of their purchases. This strategy often makes sense in a period characterized by a steep yield curve. When the curve is sufficiently steep, the incremental yield an investor picks up for buying a bond one year longer may, in fact, provide adequate compensation for the increased interest-rate risk. But through the six months ended March 31, 2015, we believe compensation offered to investors to extend duration was not in line with the added risk. This was particularly true when looking at the overall low level of interest rates in the market. Chart I shows the yield of a AAA rated general obligation bond less the core PCE index (or Personal Consumption Expenditures index, the Federal Reserve’s favored inflation measure). This is the so-called “real yield” an investor receives after inflation; this was and continues to be well below the long-term average.

Chart I 10-Year AAA General Obligation Municipal Bond Real Yield History, Using Core PCE Index

Less risk-averse investors can also decrease the average credit quality of their portfolios in an attempt to generate more income. While this can be a sound strategy in times of wide credit spreads, it fails during periods when credit risk is mispriced. Chart II shows a history of credit spreads, which in this case is the incremental yield an investor picked up from investing in a BBB rated revenue bond versus a AAA rated general obligation bond. Such spreads are as tight as they have been since before the great recession, when municipal bond insurers were thriving and a majority of the market was insured with AAA ratings.

In addition to overpriced risks, investors need to be prepared for continued volatility in the market. We live in a world where the Federal Reserve’s statements are analyzed word for word. The inclusion or deletion of any given word has the potential to send the markets roiling. The increased volatility may be exacerbated in the future by liquidity constraints facing the market, prompted by recent federal regulation. As a result of Dodd-Frank and other regulations, large broker/ dealers will no longer be able to allocate the same amount of capital to the municipal market as they have in the past. Without that support, the market could be rattled more than usual if and when we see large outflows.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

Chart II Credit-Spread Difference, BBB Rated Revenue v. AAA Rated General Obligation Bonds

Investors need to be aware of all of these risks and ensure they are accounting for them appropriately.

Conclusion

For the past six months, the Thornburg municipal bond team has asked a simple question: “Are we getting paid to take risk?” The answer has been a resounding “no.” As a result, our investors will see a portfolio with a lower duration and a stronger average credit quality, as we overweighted higher-rated credits. We have also increased cash positions to seek to protect against a market liquidity crunch and to strategically take advantage of opportunities should they arise. In short, we believe we have avoided overpriced risk.

Many shareholders may ask themselves “what should I do if interest rates begin to rise?” We continue to stress having confidence in the structure of your portfolio. A portion of your laddered Fund’s bonds mature each year and become available for reinvestment at higher yields; this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should, in our opinion, increase in price over time. We advise being patient when interest rates start to rise, and lengthening your anticipated holding period. Remember that higher yields also mean higher income, something investors have been sorely lacking for quite some time!

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director	Nicholos Venditti Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report     5

PERFORMANCE SUMMARY

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	Since Incep.
A Shares (Incep: 12/30/13)
Without sales charge	0.30%	0.29%
With sales charge	-1.22%	-0.93%
I Shares (Incep: 12/30/13)	0.49%	0.48%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	0.02%

SEC Yield	0.11%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 3.14%; I shares, 1.77%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without fee waivers and expense reimbursements the Annualized Distribution yield would have been negative 2.60%, and the SEC yield would have been negative 2.49%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Glossary

BofA Merrill Lynch 1-3 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than three years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Bond Insurers – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Personal Consumption Expenditure (PCE) Index – A broad measure of U.S. inflation that assesses the change in prices of goods and services purchased by consumers throughout the economy. Core PCE excludes the more volatile and seasonal food and energy prices.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Standard Deviation – A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Values within one standard deviation of the mean represent approximately two-thirds of the data set, assuming a normal distribution.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

Security Credit Ratings†

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	109

Effective Duration	1.7 Yrs

Average Maturity	1.8 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report     7

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 1.13%
Arizona HFA, 3.00% due 12/1/2016 (Scottsdale Lincoln Hospitals)	NR/A2	$480,000	$498,581
ARKANSAS — 1.19%
Board of Trustees of the University of Arkansas, 4.00% due 11/1/2018 (Fayetteville Campus)	NR/Aa2	295,000	325,149
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	200,000	201,164
CALIFORNIA — 12.41%
Bay Area Toll Authority, 1.00% due 4/1/2047 (San Francisco Bay Area Toll Bridge)	AA/Aa3	250,000	251,057
California HFFA, 0.07% due 7/1/2016 put 4/1/2015 (Dignity Health; Insured: Natl-Re; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	200,000	200,000
California HFFA, 4.00% due 7/1/2016 (Children’s Hospital Los Angeles; Insured: AGM)	AA/A2	200,000	207,330
California Statewide Communities Development Authority, 5.25% due 7/1/2017 (St. Joseph Health System; Insured: AGM)	AA/A1	100,000	109,525
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	1,000,000	1,004,100
County of Los Angeles Redevelopment Refunding Authority, 3.00% due 6/1/2016 (Bunker Hill Project)	A+/NR	305,000	314,376
County of Los Angeles Redevelopment Refunding Authority, 3.00% due 12/15/2016 (Covina Revitalization-Redevelopment Project)	A-/NR	575,000	597,126
Jurupa Public Financing Authority, 4.00% due 9/1/2017	BBB+/NR	100,000	106,581
Murrieta Valley USD GO, 2.00% due 9/1/2016 (Riverside County Educational Facilities; Insured: BAM)	AA/NR	200,000	204,724
Riverside County Public Financing Authority, 4.00% due 9/1/2017 (Hemet Project)	A+/NR	485,000	520,323
a Sacramento City Schools Joint Powers Financing Authority, 3.00% due 3/1/2016 (Rosemont and Luther Burbank High Schools)	A/NR	665,000	678,746
San Diego Redevelopment Agency, 5.00% due 9/1/2016 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	50,000	52,260
[a] Successor Agency to the Redevelopment Agency of Carson, 4.00% due 10/1/2016 (Carson Merged and Amended Project Area)	AA-/NR	425,000	447,329
Successor Agency to the Redevelopment Agency of the City of Chino, 5.00% due 9/1/2017 (Merged Chino Areas 2001 and 2003 and Central City Redevelopment Projects; Insured: BAM)	AA/NR	300,000	329,658
Successor Agency to the Redevelopment Agency of the Richmond Community, 4.00% due 9/1/2017 (Insured: BAM)	AA/NR	300,000	321,399
Town of Hillsborough COP, 0.10% due 6/1/2035 put 4/1/2015 (Water and Sewer Systems) (daily demand notes)	AAA/NR	160,000	160,000
COLORADO — 2.43%
City and County of Denver GO, 3.00% due 8/1/2015 (Civic Facilities and Denver Zoological Gardens Improvements)	AAA/Aaa	200,000	201,924
City of Aurora COP, 3.00% due 12/1/2016 (Aurora Municipal Center)	AA-/Aa2	530,000	549,960
Regional Transportation District COP, 5.00% due 6/1/2017 (FasTracks Transportation System)	A/Aa3	300,000	327,495
DISTRICT OF COLUMBIA — 0.47%
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/Aa3	200,000	209,358
FLORIDA — 6.46%
City of Gainesville, 0.03% due 10/1/2042 put 4/1/2015 (Utilities System; LOC: Sumitomo Mitsui Banking) (daily demand notes)	AA/Aa2	800,000	800,000
County of Osceola, 5.00% due 10/1/2017 (Transportation Capital Improvements; Insured: AMBAC)	A+/A1	150,000	164,658
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa1	200,000	200,000
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	200,000	225,522
Orange County School Board COP, 5.00% due 8/1/2018 (Educational Facilities)	NR/Aa2	1,000,000	1,130,960
Volusia County Educational Facilities Authority, 2.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	107,146
Volusia County Educational Facilities Authority, 3.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	110,198
Volusia County Educational Facilities Authority, 3.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	120,000	126,704
GEORGIA — 0.48%
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	200,000	213,642
ILLINOIS — 7.41%
Chicago Park District GO, 5.00% due 1/1/2017 (Capital Improvement Plan; Insured: Natl-Re)	AA+/A3	150,000	155,289
City of Rockford GO, 3.00% due 12/15/2016 (New Fire Station Construction; Insured: AGM)	AA/A1	250,000	260,402
Illinois Development Finance Authority, 0.14% due 2/1/2021 put 4/1/2015 (Teachers Academy for Mathematics and Science; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	NR/Aa3	100,000	100,000
Illinois Finance Authority, 5.00% due 11/15/2017 (Rush University Medical Center)	A+/A1	1,000,000	1,105,530
[b] Illinois Finance Authority, 5.00% due 8/15/2018 (Silver Cross Hospital and Medical Centers)	NR/Baa1	500,000	551,465
Illinois Finance Authority, 5.00% due 11/15/2018 (Rush University Medical Center)	A+/A1	500,000	566,765
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	200,000	208,816
Illinois State Toll Highway Authority, 0.04% due 1/1/2031 put 4/1/2015 (Insured: AGM; SPA: Bank of America, N.A.) (daily demand notes)	AA/Aa3	200,000	200,000

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	$125,000	$136,599
INDIANA — 6.60%
City of Evansville, 5.00% due 1/1/2018 (Waterworks District; Insured: BAM)	AA/NR	810,000	894,864
Hammond Multi-School Building Corp., 4.00% due 7/15/2017 (Educational Facilities) (State Aid Withholding)	AA+/NR	300,000	321,009
Indiana Finance Authority, 0.03% due 2/1/2037 put 4/1/2015 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	500,000	500,000
Indiana State University, 2.00% due 10/1/2015 (Higher Education Facilities)	NR/A1	1,000,000	1,008,510
University of Southern Indiana, 0.14% due 10/1/2019 put 4/1/2015 (Wellness, Fitness, Recreational Facility; LOC:
JPMorgan Chase Bank, N.A.) (daily demand notes)	A+/Aa3	200,000	200,000
KANSAS — 6.64%
Kansas DFA, 5.00% due 12/1/2016 (Department of Commerce Impact Program)	AA-/A3	400,000	427,692
Kansas DFA, 5.00% due 12/1/2018 (Department of Commerce Impact Program)	AA-/A3	1,250,000	1,396,687
Topeka Public Building Commission, 5.00% due 6/1/2018 (10th and Jackson Projects; Insured: Natl-Re)	AA-/A3	1,000,000	1,121,310
LOUISIANA — 2.53%
City of New Orleans, 5.00% due 12/1/2017 (Water System Facilities Capital Improvement Program)	BBB+/NR	100,000	109,626
City of New Orleans GO, 2.00% due 12/1/2015 (Drainage System)	A+/NR	1,000,000	1,011,940
MASSACHUSETTS — 1.35%
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	275,000	296,912
Massachusetts Health & Educational Facilities Authority, 0.03% due 7/1/2044 put 4/1/2015 (Baystate Medical Center; LOC:
JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	300,000	300,000
MICHIGAN — 8.23%
Berkley School District GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,082,930
Charles Stewart Mott Community College GO, 5.00% due 5/1/2018	A+/NR	750,000	832,642
Goodrich Area School District GO, 5.00% due 5/1/2016 (Insured: AGM/Q-SBLF)	AA/Aa2	250,000	251,005
Michigan Finance Authority, 5.00% due 5/1/2018 (School District of the City of Detroit; Insured: Q-SBLF)	AA-/NR	250,000	277,173
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Ascension Health)	AA+/Aa2	500,000	514,725
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	200,000	214,268
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA-/Aa3	200,000	207,294
Northville Public Schools GO, 5.00% due 5/1/2017 (Counties of Wayne, Oakland, Washtenaw Educational Facilities; Insured: Q-SBLF)	NR/Aa2	250,000	271,255
NEVADA — 1.33%
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	200,000	207,754
City of Reno GO, 5.00% due 6/1/2017 (Fire Protection Projects)	A-/A1	200,000	218,330
Washoe County School District GO, 5.25% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/Aa3	150,000	164,684
NEW HAMPSHIRE — 1.49%
New Hampshire Health and Education Facilities Authority, 0.03% due 7/1/2033 put 4/1/2015 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	460,000	460,000
New Hampshire Health and Educational Facilities Authority, 0.03% due 7/1/2035 put 4/1/2015 (University System of New Hampshire; SPA: U.S. Bank, N.A.) (daily demand notes)	A+/Aa3	200,000	200,000
NEW JERSEY — 4.66%
Essex County Improvement Authority GO, 4.00% due 10/1/2017 (County Correctional Facility)	NR/Aa2	545,000	584,562
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvement; Insured: AGM)	AA/A2	300,000	305,910
New Jersey Health Care Facilities Financing Authority, 5.00% due 1/1/2018 (Hackensack University Medical Center; Insured: AGM)	AA/A2	150,000	165,370
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2015 (State Transportation System)	A-/A2	1,000,000	1,009,090
NEW YORK — 7.99%
City of New York GO, 0.01% due 8/1/2020 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	A+/Aa1	300,000	300,000
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	200,000	217,934
Monroe County Industrial Development Corp., 4.00% due 1/15/2018 (Monroe Community College Association; Insured: AGM)	AA/A2	200,000	213,112
New York City Municipal Water Finance Authority, 0.02% due 6/15/2035 put 4/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	800,000	800,000

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

Iissuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Municipal Water Finance Authority, 0.03% due 6/15/2050 put 4/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	$300,000	$300,000
New York City Transitional Finance Authority, 0.03% due 11/1/2022 put 4/1/2015 (World Trade Center Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	700,000	700,000
New York State Dormitory Authority, 5.00% due 7/1/2015 (NYSARC-Services for Developmentally Disabled)	NR/Aa2	1,000,000	1,011,830
NORTH DAKOTA — 2.64%
City of Williston GO, 5.00% due 5/1/2017 (Water, Sewer and Street Improvements)	A/NR	200,000	216,584
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	200,000	205,530
North Dakota Housing Finance Agency, 0.85% due 1/1/2017 (Housing Mtg Finance Program)	NR/Aa1	750,000	750,255
OHIO — 1.55%
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	200,000	207,446
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	200,000	209,148
University of Toledo, 3.50% due 6/1/2016 (Higher Education Facilities)	A/A1	260,000	268,806
OKLAHOMA — 0.69%
[b] Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	270,000	304,239
OREGON — 1.80%
State of Oregon GO, 0.03% due 6/1/2028 put 4/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	300,000	300,000
State of Oregon GO, 0.01% due 12/1/2041 put 4/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	500,000	500,000
PENNSYLVANIA — 6.74%
Allegheny County Higher Education Building Authority, 5.50% due 3/1/2016 (Duquesne University Project; Insured: AMBAC)	NR/NR	60,000	62,221
City of Philadelphia Gas Works, 5.00% due 10/1/2017 (Insured: AMBAC)	A-/Baa2	200,000	217,884
East Allegheny School District GO, 2.00% due 4/1/2017 (Insured: BAM) (State Aid Withholding)	AA/Baa1	300,000	306,078
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 7/1/2041 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	300,000	300,000
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,500,000	1,691,610
Pennsylvania Economic Development Financing Authority, 3.375% due 12/1/2040 put 7/1/2015 (Shippingport Project)	BBB-/NR	200,000	200,772
Wilson School District GO, 3.00% due 6/1/2017 (State Aid Withholding)	AA/NR	200,000	209,424
SOUTH CAROLINA — 1.49%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	300,000	327,291
Piedmont Municipal Power Agency, 5.00% due 1/1/2018 (Catawba Project)	AA/A3	300,000	332,205
TEXAS — 8.02%
Brazos River Authority, 4.90% due 10/1/2015 (Houston Industries, Inc. Project; Insured: Natl-Re)	AA-/A3	200,000	204,196
City of Houston, 4.00% due 9/1/2017 (Convention & Entertainment Facilities Department )	A-/A2	200,000	214,434
City of Houston, 4.00% due 9/1/2018 (Convention & Entertainment Facilities Department)	A-/A2	600,000	653,454
Coastal Water Authority, 4.00% due 12/15/2017 (City of Houston Projects)	AA/NR	905,000	981,436
Harris County Cultural Education Facilities Finance Corp., 0.01% due 9/1/2031 put 4/1/2015 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	800,000	800,000
Lower Colorado River Authority, 5.00% due 5/15/2015	A/A2	200,000	201,184
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	500,000	502,980
VIRGINIA — 0.46%
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	200,000	203,878
WASHINGTON — 3.56%
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2018 (Evergreen Health)	NR/Aa3	835,000	946,748
Ocean Beach School District No. 101 GO, 4.00% due 12/1/2017 (Educational Facilities)	NR/A2	300,000	323,535
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA/Aa2	200,000	207,970
Washington Economic DFA, 0.06% due 8/1/2025 put 4/1/2015 (Seadrunar Project; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/NR	100,000	100,000
WEST VIRGINIA — 0.45%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/Baa1	200,000	200,676

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WISCONSIN — 0.45%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A3	$200,000	$201,392

TOTAL INVESTMENTS — 100.65% (Cost $44,637,777)			$44,631,655
LIABILITIES NET OF OTHER ASSETS — (0.65)%			(287,808)

NET ASSETS — 100.00%			$44,343,847

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
ETM	Escrowed to Maturity
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
USD	Unified School District

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $44,637,777) (Note 2)	$44,631,655
Cash	567,953
Receivable for fund shares sold	29,545
Interest receivable	353,984
Prepaid expenses and other assets	25,579

Total Assets	45,608,716

LIABILITIES
Payable for investments purchased	852,450
Payable for fund shares redeemed	400,192
Payable to investment advisor and other affiliates (Note 3)	3,334
Accounts payable and accrued expenses	8,725
Dividends payable	168

Total Liabilities	1,264,869

NET ASSETS	$44,343,847

NET ASSETS CONSIST OF
Net unrealized depreciation on investments	$(6,122)
Accumulated net realized gain (loss)	(1,073)
Net capital paid in on shares of beneficial interest	44,351,042

$44,343,847

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,026,927 applicable to 245,457 shares of beneficial interest outstanding - Note 4)	$12.33
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.52

Class I Shares:
Net asset value, offering and redemption price per share ($41,316,920 applicable to 3,350,474 shares of beneficial interest outstanding - Note 4)	$12.33

See notes to financial statements.

12    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Low Duration Municipal Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $309,909)	$109,399

EXPENSES
Investment advisory fees (Note 3)	61,976
Administration fees (Note 3)
Class A Shares	1,791
Class I Shares	7,030
Distribution and service fees (Note 3)
Class A Shares	2,877
Transfer agent fees
Class A Shares	8,261
Class I Shares	4,550
Registration and filing fees
Class A Shares	14,271
Class I Shares	14,359
Custodian fees (Note 3)	11,530
Professional fees	24,790
Accounting fees	275
Trustee fees	519
Other expenses	2,947

Total Expenses	155,176
Less:
Expenses reimbursed by investment advisor (Note 3)	(51,857)
Investment advisory and other Fund level fees waived by investment advisor (Note 3)	(24,553)
Fees paid indirectly (Note 3)	(408)

Net Expenses	78,358

Net Investment Income	31,041

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,073)
Net change in unrealized appreciation (depreciation) on investments	(40,109)

Net Realized and Unrealized Loss	(41,182)

Net Decrease in Net Assets Resulting from Operations	$(10,141)

See notes to financial statements.

Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Low Duration Municipal Fund

	Six Months Ended March 31, 2015*	Period Ended September 30, 2014**
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$31,041	$32,677
Net realized gain (loss) on investments	(1,073)	—
Net unrealized appreciation (depreciation) on investments	(40,109)	33,987

Net Increase (Decrease) in Net Assets Resulting from Operations	(10,141)	66,664

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,365)	(4,035)
Class I Shares	(29,676)	(28,642)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	278,240	2,744,115
Class I Shares	28,683,473	12,645,214

Net Increase in Net Assets	28,920,531	15,423,316

NET ASSETS
Beginning of Period	15,423,316	—

End of Period	$44,343,847	$15,423,316

*	Unaudited
**	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

14    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Semi-Annual Report     15

NOTES TO FINANCIAL STATEMENTS , CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$44,631,655	$—	$44,631,655	$—

Total Investments in Securities	$44,631,655	$—	$44,631,655	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS , CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $288 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $25,918 for Class A shares and $25,939 for Class I shares, and voluntarily waived investment advisory fees of $24,553.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $408.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report     17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Period Ended
	March 31, 2015 (Unaudited)		September 30, 2014* (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	40,334	$497,520	225,443	$2,775,568
Shares issued to shareholders in reinvestment of dividends	109	1,345	326	4,025
Shares repurchased	(17,879)	(220,625)	(2,876)	(35,478)

Net increase (decrease)	22,564	$278,240	222,893	$2,744,115

Class I Shares
Shares sold	2,606,120	$32,165,226	1,087,886	$13,402,490
Shares issued to shareholders in reinvestment of dividends	2,364	29,175	2,321	28,630
Shares repurchased	(284,580)	(3,510,928)	(63,637)	(785,906)

Net increase (decrease)	2,323,904	$28,683,473	1,026,570	$12,645,214

*	Fund commenced operations on December 30, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $25,852,045 and $780,000, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$44,637,777

Gross unrealized appreciation on a tax basis	$61,081
Gross unrealized depreciation on a tax basis	(67,203)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(6,122)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

18    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Low Duration Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (thousands)
Class A Shares
2015(b)(c)	$12.34	0.01	(0.01)	—	(0.01)	—	(0.01)	$12.33	0.10	(d)	0.64	(d)	0.64	(d)	2.61	(d)	(0.03)	4.17	$3,027
2014(c)(e)	$12.31	0.02	0.03	0.05	(0.02)	—	(0.02)	$12.34	0.20	(d)	0.66	(d)	0.65	(d)	3.14	(d)	0.40	4.54	$2,751
Class I Shares
2015(b)	$12.34	0.01	—	0.01	(0.02)	—	(0.02)	$12.33	0.21	(d)	0.49	(d)	0.49	(d)	0.84	(d)	0.04	4.17	$41,317
2014(e)	$12.31	0.04	0.03	0.07	(0.04)	—	(0.04)	$12.34	0.42	(d)	0.44	(d)	0.44	(d)	1.77	(d)	0.56	4.54	$12,672

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 30, 2013.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

20 Semi-Annual Report	Semi-Annual Report 21

EXPENSE EXAMPLE

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses paid During period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$999.70	$3.19
Hypothetical*	$1,000.00	$1,021.74	$3.23
Class I Shares
Actual	$1,000.00	$1,000.40	$2.45
Hypothetical*	$1,000.00	$1,022.48	$2.48

†	Expenses are equal to the annualized expense ratio for each class (A: 0.64%; I: 0.49%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22    Semi-Annual Report

OTHER INFORMATION

Thornburg Low Duration Municipal Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    23

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment TrustT

24    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report     25

This page intentionally left blank.

26    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report     27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3172

Firm Overview

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Thornburg Limited Term Municipal Fund

Semi-Annual Report | March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Limited Term Municipal Fund | March 31, 2015 (Unaudited)

April 16, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares decreased by two cents to $14.56 per share during the six months ended March 31, 2015. If you were with us for the entire period, you received dividends of 11.30 cents per share. If you reinvested your dividends, you received 11.33 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 0.64% total return (without sales charge) for the six months ended March 31, 2015, compared to the 1.02% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 0.97% more price return and 1.35% less income than its benchmark.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration (a measure of interest-rate sensitivity) was 3.06 years, compared to 3.76 years for the benchmark. The shorter duration hurt performance by 0.03%. The Fund’s position along the yield curve subtracted 0.02% and sector selection detracted 1.20% of relative performance. Our underweight in high-quality AAA bonds was a contributor, adding 1.61% to performance. Other factors including security selection added 0.61%.

The Municipal Market

The municipal market has been something of a roller coaster over the past six months. Much of that volatility revolves around investors’ increased fears of an eventual Federal Reserve rate increase. While those fears aren’t completely unfounded, we believe the typical municipal bond investor is ignoring several other sources of risk present in the market.

First and foremost, it appears that risk is mispriced. At a very high level, we examine two primary sources of risk in the municipal market: duration and credit quality. The hunt for excess yield has bid up the prices of these sources of risk to levels we believe are unsustainable.

Investors looking for more yield can increase the duration of their purchases. This strategy often makes sense in a period characterized by a steep yield curve. When the curve is sufficiently steep, the incremental yield an investor picks up for buying a bond one year longer may, in fact, provide adequate compensation for the increased interest-rate risk. But through the six months ended March 31, 2015, we believe compensation offered to investors to extend duration was not in line with the added risk. This was particularly true when looking at the overall low level of interest rates in the market. Chart I

Chart I | 10-Year AAA General Obligation Municipal Bond Real Yield History, Using Core PCE Index

shows the yield of a AAA rated general obligation bond less the core PCE index (or Personal Consumption Expenditures index, the Federal Reserve’s favored inflation measure). This is the so-called “real yield” an investor receives after inflation; this was and continues to be well below the long-term average.

Less risk-averse investors can also decrease the average credit quality of their portfolios in an attempt to generate more income. While this can be a sound strategy in times of wide credit spreads, it fails during periods when credit risk is mispriced. Chart II shows a history of credit spreads, which in this case is the incremental yield an investor picked up from investing in a BBB rated revenue bond versus a AAA rated general obligation bond. Such spreads are as tight as they have been since before the great recession, when municipal bond insurers were thriving and a majority of the market was insured with AAA ratings.

In addition to overpriced risks, investors need to be prepared for continued volatility in the market. We live in a world where the Federal Reserve’s statements are analyzed word for word. The inclusion or deletion of any given word has the potential to send the markets roiling. The increased volatility may be exacerbated in the future by liquidity constraints facing the market, prompted by recent federal regulation. As a result of Dodd-Frank and other regulations, large broker/dealers will no longer be able to allocate the same amount of capital to the municipal market as they have in the past. Without that support, the market could be rattled more than usual if and when we see large outflows.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Chart II | Credit-Spread Difference, BBB Rated Revenue v. AAA Rated General Obligation Bonds

Investors need to be aware of all of these risks and ensure they are accounting for them appropriately.

Conclusion

For the past six months, the Thornburg municipal bond team has asked a simple question: “Are we getting paid to take risk?” The answer has been a resounding “no.” As a result, our investors will see a portfolio with a lower duration and a stronger average credit quality, as we overweighted higher-rated credits. We have also increased cash positions to seek to protect against a market liquidity crunch and to strategically take advantage of opportunities should they arise. In short, we believe we have avoided overpriced risk.

Many shareholders may ask themselves “what should I do if interest rates begin to rise?” We continue to stress having confidence in the structure of your portfolio. A portion of your laddered Fund’s bonds mature each year and become available for reinvestment at higher yields; this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should, in our opinion, increase in price over time. We advise being patient when interest rates start to rise, and lengthening your anticipated holding period. Remember that higher yields also mean higher income, something investors have been sorely lacking for quite some time!

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Limited Term Municipal Fund | March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 9/28/84)
Without sales charge	2.41%	1.87%	3.02%	3.44%	5.14%
With sales charge	0.87%	1.36%	2.71%	3.28%	5.09%
C Shares (Incep: 9/1/94)
Without sales charge	2.24%	1.61%	2.75%	3.17%	3.57%
With sales charge	1.74%	1.61%	2.75%	3.17%	3.57%
I Shares (Incep: 7/5/96)	2.74%	2.20%	3.34%	3.78%	4.19%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.40%
SEC Yield	0.56%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.71%; C shares, 0.96%; I shares, 0.40%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Bond Insurers – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Personal Consumption Expenditure (PCE) Index – A broad measure of U.S. inflation that assesses the change in prices of goods and services purchased by consumers throughout the economy. Core PCE excludes the more volatile and seasonal food and energy prices.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Standard Deviation – A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Values within one standard deviation of the mean represent approximately two-thirds of the data set, assuming a normal distribution.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	1,929

Effective Duration	3.1 Yrs

Average Maturity	3.6 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.23%
Alabama Public School & College Authority, 5.00% due 5/1/2015 (Education System Capital Improvements)	NR/Aa1	$8,530,000	$8,564,802
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	5,000,000	5,256,200
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,583,085
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	770,000	888,218
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	5,979,451
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,378,526
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,790,794
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	903,219
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,143,692
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,221,547
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,376,483
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,088,640
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,084,770
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,334,944
City of Birmingham GO, 4.00% due 8/1/2015 (Government Services)	AA/Aa2	3,005,000	3,043,284
City of Birmingham GO, 5.00% due 2/1/2016 (Government Services)	AA/Aa2	3,775,000	3,921,357
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	3,813,362
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,205,246
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	2,958,058
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,221,000
City of Mobile GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	565,000	575,532
City of Mobile GO, 5.00% due 2/15/2019 (Capital Improvements)	A+/Aa2	2,000,000	2,226,640
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	6,000,000	6,082,740
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,442,295
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	923,728
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,213,973
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,797,854
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,758,075
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,700,000	1,912,738

ALASKA — 0.62%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,202,420
Alaska Industrial Development & Export Authority, 5.00% due 4/1/2023 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,179,280
Alaska Industrial Development & Export Authority, 5.00% due 4/1/2024 (Greater Fairbanks Community Hospital Foundation)	A/NR	1,000,000	1,167,630
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA+/Aa3	1,900,000	1,900,000
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA+/Aa3	1,100,000	1,151,183
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA+/Aa3	3,000,000	3,252,660
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA+/Aa3	2,455,000	2,737,595
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	3,700,000	4,293,443
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	12,000,000	13,924,680
North Slope Borough GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa2	3,250,000	3,289,715
North Slope Borough GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa2	8,800,000	9,653,688
State of Alaska, 5.00% due 10/1/2017 (Alaska International Airports System; Insured: Natl-Re)	AA-/A1	1,115,000	1,193,139

ARIZONA — 2.61%
Arizona Board of Regents, 5.00% due 8/1/2020 (University of Arizona SPEED)	A+/Aa3	575,000	675,941
Arizona Board of Regents, 5.00% due 8/1/2023 (University of Arizona SPEED)	A+/Aa3	800,000	978,152
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	550,000	678,365
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,391,552
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,055,220
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	4,073,354
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,667,334
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,241,327
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,154,360
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,681,701
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,720,726
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	A+/Aa3	6,080,000	7,186,013
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,929,875
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,190,782
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,854,373
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,638,972
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,888,290
Arizona HFA, 5.00% due 7/1/2018 (Dignity Health)	A/A3	1,470,000	1,638,521

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Arizona HFA, 5.00% due 7/1/2019 (Dignity Health)	A/A3	$1,365,000	$1,556,127
Arizona HFA, 5.00% due 7/1/2020 (Dignity Health)	A/A3	1,290,000	1,473,490
Arizona HFA, 5.00% due 12/1/2022 (Scottsdale Lincoln Hospitals)	NR/A2	1,600,000	1,900,864
Arizona HFA, 5.00% due 12/1/2024 (Scottsdale Lincoln Hospitals)	NR/A2	1,500,000	1,805,430
Arizona School Facilities Board, 5.00% due 7/1/2016 (State School Land Trust; Insured: AMBAC)	NR/NR	5,775,000	6,084,193
Arizona School Facilities Board, 5.00% due 1/1/2017 pre-refunded 7/1/2015 (State School Improvement)	AAA/Aaa	1,225,000	1,239,688
Arizona School Facilities Board, 5.00% due 7/1/2018 (State School Land Trust; Insured: AMBAC)	NR/NR	4,040,000	4,494,985
Arizona School Facilities Board COP, 5.25% due 9/1/2023 (School Site and Building Projects)	A+/A1	1,315,000	1,493,564
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	4,057,806
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,951,729
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,956,400
City of Tucson, 5.00% due 7/1/2022	AA+/A1	2,135,000	2,525,726
City of Tucson GO, 3.625% due 7/1/2015 (Insured: Natl-Re)	AA-/Aa3	1,750,000	1,765,330
City of Yuma Municipal Property Corp., 5.00% due 7/1/2016 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,000,000	2,109,400
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,296,247
County of Pinal, 5.00% due 8/1/2025 (Hunt Highway (Phases III-V))	AA-/NR	3,000,000	3,649,620
Deer Valley USD No. 97 of Maricopa County, 4.00% due 7/1/2015 (2004 School Improvement Project; Insured: AGM)	NR/Aa2	1,325,000	1,337,707
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,005,550
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,575,000	1,649,261
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,551,974
Maricopa County IDA Health Facilities, 4.125% due 7/1/2015 (Dignity Health)	A/A3	1,600,000	1,615,568
Maricopa County Public Finance Corp., 5.00% due 7/1/2024 (Insured: AMBAC)	AA+/Aa1	1,000,000	1,055,640
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	6,265,000	6,287,930
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	A-/A3	9,700,000	10,257,653
Phoenix Union High School District No. 210 of Maricopa County GO, 4.00% due 7/1/2015 (2003 School Improvement Project; Insured: Natl-Re)	AA/Aa2	1,500,000	1,514,655
Pima County, 5.00% due 7/1/2015 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,400,000	1,417,038
Pima County, 5.00% due 7/1/2016 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,116,920
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,040,000	5,472,684
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,750,000	3,016,750
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	532,390
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,000,000	5,643,050
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	2,000,000	2,257,220
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	700,000	790,027
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	588,585
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,200,000	1,291,032
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	400,000	477,564
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	1,325,000	1,420,957
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA-/NR	500,000	603,575
a Pima County COP, 5.00% due 12/1/2015 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,250,000	1,289,750
Pima County COP, 5.00% due 12/1/2016 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	600,000	643,170
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,542,019
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	500,000	575,565
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	891,990
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,433,390
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,509,906
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	NR/A2	6,885,000	7,748,310
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	8,370,000	9,374,986
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	10,125,221
Town of Gilbert Public Facilities Municipal Property Corp., 3.00% due 7/1/2015	AA+/Aa2	1,080,000	1,087,636

ARKANSAS — 0.45%
Arkansas Development Finance Authority, 2.00% due 12/1/2016 (State Dept. of Environmental Quality Project)	AA-/NR	460,000	470,336
Board of Trustees of the University of Arkansas, 2.00% due 9/15/2015 (Fayetteville Campus Athletic Facilities)	NR/Aa2	455,000	458,877
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2015 (Fayetteville Campus Capital Projects)	NR/Aa2	375,000	379,080
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2016 (Fayetteville Campus Capital Projects)	NR/Aa2	600,000	614,904
Board of Trustees of the University of Arkansas, 5.00% due 9/15/2019 pre-refunded 9/15/2016 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	640,116
Board of Trustees of the University of Arkansas, 3.00% due 11/1/2023 (Fayetteville Campus Athletic Facilities)	NR/Aa2	615,000	655,590
City of Fort Smith, 3.50% due 10/1/2016 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,370,000	1,430,814
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	2,055,740
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,095,140
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,856,372
Independence County PCR, 4.90% due 7/1/2022 (Entergy Mississippi, Inc.; Insured: AMBAC)	NR/A3	6,400,000	6,449,664
Jefferson County, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,005,000	1,010,849
Jefferson County, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,395,000	1,443,211
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,375,000	1,446,830

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A-/A3	$10,000,000	$10,140,300
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,612,672
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,732,691

CALIFORNIA — 7.53%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,350,564
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,202,350
Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,000,000	2,435,680
Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa3	3,200,000	3,931,456
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,250,000	2,712,320
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA/NR	520,000	524,269
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA/NR	325,000	340,795
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA/NR	965,000	1,052,979
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA/NR	1,020,000	1,146,704
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA/NR	725,000	832,358
Cabrillo USD GO, 0% due 8/1/2015 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	998,400
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	840,200
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,582,348
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,711,098
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A+/NR	2,575,000	2,807,548
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A+/NR	2,865,000	3,332,912
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A+/NR	1,975,000	2,381,751
California HFFA, 5.00% due 3/1/2020 (Dignity Health)	A/A3	4,400,000	5,159,264
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A+/NR	1,695,000	2,082,731
California HFFA, 5.00% due 3/1/2021 (Dignity Health)	A/A3	3,450,000	4,112,641
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	7,020,000	8,398,237
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,912,800
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A1	330,000	331,399
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA/Aa2	5,000,000	5,020,550
California State Department of Water Resources, 5.00% due 5/1/2016 (Power Supply Program)	AA/Aa2	5,000,000	5,259,750
California State Economic Recovery GO, 5.00% due 7/1/2020 pre-refunded 7/1/2019	AA+/Aaa	4,200,000	4,891,530
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments-Multi Family Housing; Collateralized: GNMA)	NR/Aa1	1,725,000	1,740,025
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,198,390
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,311,310
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	A/Aa3	3,000,000	3,319,800
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	A/Aa3	2,700,000	3,070,953
California State Public Works Board, 5.00% due 4/1/2020 (Riverside Campus)	A/A1	1,585,000	1,854,608
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A/A1	1,675,000	1,967,807
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A/A1	5,685,000	6,678,795
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A/A1	1,000,000	1,184,110
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A/A1	1,500,000	1,779,555
California State Public Works Board, 5.00% due 4/1/2021 (Riverside Campus)	A/A1	890,000	1,059,260
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A/A1	1,250,000	1,491,937
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A/A1	5,000,000	5,967,750
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A/A1	1,000,000	1,200,050
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A/A1	1,750,000	2,102,747
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A/A1	750,000	901,177
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A/A1	500,000	600,345
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A/A1	11,555,000	13,900,781
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A/A1	10,075,000	12,174,428
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A/A1	1,900,000	2,308,177
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A/A1	2,050,000	2,485,953
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	27,000,000	31,041,360
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,825,000	1,911,176
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA/NR	10,125,000	8,161,762
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	3,735,000	3,331,246
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/A1	600,000	656,922
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/A1	1,750,000	2,014,495
Chula Vista COP, 5.25% due 3/1/2018	AA-/NR	1,170,000	1,312,845
Chula Vista COP, 5.25% due 3/1/2019	AA-/NR	1,235,000	1,421,905
City and County of San Francisco GO, 5.00% due 6/15/2015 (Various Capital Projects)	AA+/Aa1	18,385,000	18,571,056

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/A3	$2,685,000	$2,497,936
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Insured: AGM)	AA/NR	3,000,000	3,380,700
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Insured: AGM)	AA/NR	3,000,000	3,459,480
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA/A1	1,075,000	1,057,015
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA/A1	1,200,000	1,171,884
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	A+/NR	1,730,000	2,025,692
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2020 (Bunker Hill Project)	A+/NR	3,805,000	4,495,113
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	A+/NR	360,000	427,126
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2021 (Bunker Hill Project)	A+/NR	5,805,000	6,939,703
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	A+/NR	1,645,000	1,971,944
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2022 (Bunker Hill Project)	A+/NR	5,000,000	6,030,200
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	A+/NR	450,000	544,023
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2023 (Bunker Hill Project)	A+/NR	6,875,000	8,360,894
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	A+/NR	4,775,000	5,804,490
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2024 (Bunker Hill Project)	A+/NR	5,150,000	6,296,802
County of Orange Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	5,000,000	5,491,200
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	AA-/A3	2,655,000	2,323,842
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A1	2,295,000	2,586,649
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	4,000,000	4,527,400
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/A1	17,935,000	20,782,002
Los Angeles USD COP, 5.00% due 10/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,445,000	2,708,302
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	4,600,000	5,337,886
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities and Information Technology Infrastructure)	A+/A1	7,040,000	8,383,795
Los Angeles USD GO, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Educational Facilities Improvements; Insured: AGM)	AA/Aa2	4,000,000	4,384,200
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	12,260,000	15,032,231
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	11,950,000	14,812,622
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	10,640,000	13,343,518
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/A1	1,435,000	1,521,215
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/A1	2,260,000	2,541,054
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa2	5,000,000	4,918,750
Needles USD GO, 0% due 8/1/2023	AA-/A3	1,005,000	701,189
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,403,369
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	1,000,000	1,099,130
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	5,056,621
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,158,780
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,522,014
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa3	1,245,000	1,363,412
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	936,760
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	2,245,581
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	3,955,000	4,459,421
Regents of the University of California, 5.00% due 5/15/2019 (Higher Education Facilities; Insured: AGM)	AA/Aa2	4,245,000	4,312,453
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	3,321,545
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	2,920,000	2,641,841
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	1,600,000	1,320,480
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,907,748
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/A1	750,000	821,153
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB-/NR	8,290,000	8,378,537
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	4,870,000	5,125,091
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	5,000,000	5,285,150
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	8,675,000	9,165,137
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,638,640
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,524,730
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,502,400
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	1,240,000	1,271,310
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	10,000,000	12,065,400
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2022 (Insured: Natl-Re)	AA+/Aa2	1,220,000	1,234,445
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	6,939,940
San Jose Redevelopment Agency, 6.00% due 8/1/2015 (Insured: Natl-Re)	AA-/A3	2,780,000	2,830,262
San Juan USD GO, 0% due 8/1/2015 (Sacramento County Educational Facilities; Insured: AGM)	AA/Aa2	760,000	759,134
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	2,017,500	2,351,094
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	2,017,500	2,318,935
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A3	3,425,000	3,170,009

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	AA-/A3	$7,000,000	$5,081,720
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,744,130
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,130,000	5,622,736
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	2,000,000	2,008,280
State of California Economic Recovery GO, 5.00% due 7/1/2018 pre-refunded 7/1/2018 (ETM)	NR/Aaa	3,105,000	3,511,817
State of California Economic Recovery GO, 5.00% due 7/1/2018	AA/Aa2	895,000	1,015,342
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	A+/Aa3	1,250,000	1,392,925
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	A+/Aa3	10,000,000	11,861,800
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	A+/Aa3	5,000,000	6,032,650
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	2,000,000	2,217,020
Tuolumne Wind Project Authority, 5.00% due 1/1/2019	AA-/A2	2,000,000	2,270,740
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	999,076
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,107,960
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,144,836
Ventura County COP, 5.00% due 8/15/2016	AA+/Aa3	1,520,000	1,612,720
Ventura County COP, 5.25% due 8/15/2017	AA+/Aa3	1,635,000	1,802,784
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities Projects; Insured: AGM)	AA/Aa3	4,000,000	3,346,680
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	AA+/NR	6,180,000	7,335,104

COLORADO — 2.51%
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA) (ETM)	AA-/NR	1,505,000	1,528,990
Castle Oaks Metropolitan District GO, 6.125% due 12/1/2035 pre-refunded 12/1/2015	NR/NR	1,428,000	1,482,450
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	AA-/A1	1,725,000	1,849,459
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	AA-/A1	1,000,000	1,106,560
City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa1	3,065,000	3,617,589
City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa1	3,825,000	4,578,410
City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa1	1,720,000	2,105,779
City & County of Denver COP, 0.03% due 12/1/2031 put 4/1/2015 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	48,425,000	48,425,000
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2016 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	350,000	369,761
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	441,628
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	667,368
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,176,820
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,224,207
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,413,994
City & County of Denver COP, 0.03% due 12/1/2029 put 4/1/2015 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	24,730,000	24,730,000
City & County of Denver COP, 0.03% due 12/1/2029 put 4/1/2015 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	16,610,000	16,610,000
City & County of Denver GO, 3.00% due 8/1/2015 (Civic Facilities and Denver Zoological Gardens Improvements)	AAA/Aaa	720,000	726,926
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,795,822
Colorado Department of Corrections COP, 5.00% due 3/1/2016 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,086,680
Colorado Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	2,000,000	2,167,740
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project) (ETM)	AA-/Aa2	1,590,000	1,776,777
Colorado Department of Corrections COP, 5.00% due 3/1/2019 pre-refunded 3/1/2016 (Colorado Penitentiary II Project; Insured: AMBAC)	AA-/Aa2	4,930,000	5,142,434
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2016 (National Conference of State Legislatures)	A/A3	1,475,000	1,539,428
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2018 (National Conference of State Legislatures)	A/A3	1,625,000	1,773,996
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2020 (National Conference of State Legislatures)	A/A3	1,805,000	2,045,083
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2021 (National Conference of State Legislatures)	A/A3	1,000,000	1,144,950
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa2	2,365,000	2,434,909
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	1,185,000	1,296,627
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA/NR	2,225,000	2,564,379
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	A/A2	1,000,000	1,032,090
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/ Baa3	3,700,000	3,929,104
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/ Baa3	1,100,000	1,181,268
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA/NR	2,175,000	2,548,056
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA-/Aa2	1,000,000	1,113,150
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA-/Aa2	1,330,000	1,586,251

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2020	NR/Aa3	$350,000	$410,834
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2023	NR/Aa3	945,000	1,138,149
El Paso County School District No. 49 Falcon COP, 5.00% due 12/15/2024	NR/Aa3	655,000	796,139
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA/NR	1,000,000	1,028,380
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA/NR	1,035,000	1,100,629
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA/NR	1,525,000	1,655,952
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA/NR	1,200,000	1,350,588
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA/NR	1,000,000	1,143,010
Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	700,000	750,029
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	940,916
Regional Transportation District COP, 5.00% due 6/1/2018 (FasTracks Transportation System)	A/Aa3	1,750,000	1,958,600
Regional Transportation District COP, 5.00% due 6/1/2019 (FasTracks Transportation System)	A/Aa3	4,730,000	5,396,835
Regional Transportation District COP, 5.00% due 6/1/2020 (FasTracks Transportation System)	A/Aa3	3,655,000	4,224,632
Regional Transportation District COP, 5.50% due 6/1/2021 (FasTracks Transportation System)	A/Aa3	2,370,000	2,794,988
Regional Transportation District COP, 5.00% due 6/1/2023 (North Metro Rail Line)	A/Aa3	4,000,000	4,809,800
Regional Transportation District COP, 5.00% due 6/1/2024 (North Metro Rail Line)	A/Aa3	4,000,000	4,797,360

CONNECTICUT — 0.84%
Capital City EDA, 5.00% due 6/15/2015 (Adriaen’s Landing Convention Center; Insured: AGM)	AA/A2	1,705,000	1,711,991
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,244,507
Connecticut Housing Finance Authority, 0.03% due 11/15/2036 put 4/1/2015 (Housing Mtg Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	4,430,000	4,430,000
Connecticut Housing Finance Authority, 0.03% due 5/15/2039 put 4/1/2015 (Housing Mtg Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	36,965,000	36,965,000
Connecticut Housing Finance Authority, 0.03% due 5/15/2039 put 4/1/2015 (Housing Mtg Finance Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	2,970,000	2,970,000
State of Connecticut GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (General State Capital Projects; Insured: AGM)	AA/Aa3	2,865,000	3,021,228
State of Connecticut GO Floating Rate Note, 0.79% due 9/15/2018 (General State Capital Projects)	AA/Aa3	725,000	733,512
State of Connecticut GO Floating Rate Note, 0.67% due 9/15/2024 (Education Capital Projects)	AA/Aa3	10,000,000	10,081,000

DISTRICT OF COLUMBIA — 0.54%
District of Columbia, 4.00% due 4/1/2015 (National Public Radio) (ETM)	AA-/Aa3	1,000,000	1,000,000
District of Columbia, 5.00% due 4/1/2016 (National Public Radio) (ETM)	AA-/Aa3	685,000	717,051
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,830,000	1,948,987
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,745,000	1,947,228
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	918,207
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,890,000	2,198,845
District of Columbia COP, 5.25% due 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re) (ETM)	AA-/Aa3	4,700,000	4,877,049
District of Columbia COP, 5.00% due 1/1/2018 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	5,000,000	5,179,000
District of Columbia COP, 5.00% due 1/1/2019 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	5,000,000	5,179,000
District of Columbia COP, 4.50% due 1/1/2021 pre-refunded 1/1/2016 (St. Elizabeth Hospital Lease; Insured: Natl-Re)	AA-/Aa3	1,100,000	1,135,255
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA/Aa1	5,000,000	5,776,950
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA/Aa1	3,005,000	3,579,105
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Housing Authority Modernization Program; Insured: AGM)	AA/A2	1,480,000	1,496,650
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA/A3	4,000,000	3,918,880

FLORIDA — 7.21%
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A1	2,820,000	3,055,639
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	538,935
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,102,560
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A1	3,500,000	3,935,785
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	465,970
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	565,295
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A1	2,800,000	3,219,412
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,154,810
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,852,942
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,356,360
Broward County School Board COP, 5.25% due 7/1/2015 (Educational Facilities; Insured: AGM)	AA/A1	3,035,000	3,073,362
Broward County School Board COP, 5.00% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	1,495,000	1,581,426
Broward County School Board COP, 5.25% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	7,630,000	8,094,896
Broward County School Board COP, 5.25% due 7/1/2016 (Educational Facilities; Insured: AGM)	AA/A1	3,715,000	3,941,355
Broward County School Board COP, 5.00% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A1	1,000,000	1,094,640
Broward County School Board COP, 5.00% due 7/1/2021 (Educational Facilities)	A/A1	4,000,000	4,737,880
Broward County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A/A1	4,580,000	5,475,665
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A/A1	3,000,000	3,620,520
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A/A1	2,000,000	2,413,680

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A/NR	$4,000,000	$4,835,880
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A/A1	2,000,000	2,417,940
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A/A1	7,000,000	8,513,540
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A/A1	5,000,000	6,081,100
Capital Projects Finance Authority, 5.50% due 10/1/2015 (University of Central Florida Apartment Student Housing; Insured: Natl-Re)	AA-/A3	2,660,000	2,660,931
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	AA-/Aa3	2,195,000	2,406,620
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	3,360,000	3,939,667
City of Gainesville, 0.03% due 10/1/2026 put 4/1/2015 (Utilities System; SPA: Union Bank) (daily demand notes)	AA/Aa2	20,800,000	20,800,000
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	2,000,000	2,068,380
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	2,000,000	2,124,100
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2024 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	4,850,000	5,070,481
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa3	1,000,000	1,104,530
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa3	1,050,000	1,190,784
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa3	500,000	579,415
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa3	1,000,000	1,180,200
City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa3	1,105,000	1,342,244
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/Aa3	9,780,000	10,434,478
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	7,825,305
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	5,771,650
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,376,352
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	1,990,184
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	AA-/A2	1,970,000	2,161,740
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	817,785
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,346,509
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,876,116
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	900,393
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,168,690
City of Port St. Lucie, 5.00% due 9/1/2015 (Tesoro Special Assessment District; Insured: Natl-Re)	NR/A1	250,000	254,853
City of Port St. Lucie, 1.70% due 7/1/2016 (Tesoro Special Assessment District)	NR/A1	1,075,000	1,085,084
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/A1	2,175,000	2,197,424
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/A1	2,215,000	2,237,305
City of Tampa, 5.00% due 11/15/2016 (BayCare Health System)	NR/Aa2	2,855,000	3,064,957
City of Tampa, 5.00% due 11/15/2017 (BayCare Health System)	NR/Aa2	1,215,000	1,345,892
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA/A2	1,500,000	1,522,890
Florida Atlantic University Financing Corp., 5.00% due 7/1/2015 (Innovation Village Capital Improvements)	A/A1	2,395,000	2,423,333
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,399,147
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	3,731,910
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa1	2,150,000	2,150,000
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa1	2,345,000	2,435,353
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa1	1,325,000	1,421,871
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa1	2,630,000	2,892,237
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	1,225,000	1,361,122
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,035,000	1,150,009
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa1	1,705,000	1,927,008
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	BBB/Baa1	1,030,000	1,161,953
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	712,008
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,564,957
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,788,914
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	5,017,098
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	945,026
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,304,140
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health System Sunbelt Group) (ETM)	AA-/Aa2	1,000,000	1,029,800
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,072,360
Highlands County HFA, 5.00% due 11/15/2017 pre-refunded 11/16/2015 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,000,000	1,029,390
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,200,000	3,544,736
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Sunbelt Group)	AA-/Aa2	3,000,000	3,461,340
Highlands County HFA, 5.00% due 11/15/2035 pre-refunded 11/15/2015 (Adventist Health System Sunbelt Group)	AA-/Aa2	1,225,000	1,260,844
Hillsborough County, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,071,800
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,752,458
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,087,022
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,417,603
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,706,226

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	$4,880,000	$5,741,906
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,574,207
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A2	3,200,000	3,608,352
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,300,000	1,426,880
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	2,885,000	3,174,567
JEA, 4.00% due 10/1/2016 (Electric System)	A+/Aa3	3,540,000	3,730,629
JEA, 5.00% due 10/1/2018 (Water and Sewer System)	AA/Aa2	1,500,000	1,700,850
JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,702,053
JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	1,200,000	1,453,752
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,814,546
Lee County School Board COP, 5.00% due 8/1/2023 (School Facilities Improvements)	A+/Aa3	1,000,000	1,203,810
Lee County School Board COP, 5.00% due 8/1/2024 (School Facilities Improvements)	A+/Aa3	2,000,000	2,421,120
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,068,090
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,722,248
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,329,195
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems) (ETM)	NR/NR	1,000,000	1,024,030
Miami Beach GO, 4.00% due 9/1/2019	AA+/Aa2	2,745,000	3,038,358
Miami Beach GO, 5.00% due 9/1/2020	AA+/Aa2	3,720,000	4,352,549
Miami Beach GO, 4.00% due 9/1/2021	AA+/Aa2	1,015,000	1,142,728
Miami Beach GO, 5.00% due 9/1/2022	AA+/Aa2	1,000,000	1,174,970
Miami-Dade County, 0% due 10/1/2015 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,845,000	3,831,965
Miami-Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,535,000	3,467,446
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,435,000	2,326,009
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	4,988,879
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	1,947,358
Miami-Dade County, 5.00% due 10/1/2025 (Miami International Airport)	A/A2	2,500,000	3,007,450
Miami-Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,129,390
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Toll System; Insured: AGM)	AA/A2	7,530,000	8,604,380
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System)	A-/A3	2,000,000	2,418,840
Miami-Dade County Expressway Authority, 5.00% due 7/1/2025 (Toll System)	A-/A3	2,000,000	2,396,900
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,714,503
Miami-Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,023,980
Miami-Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	AA-/A1	4,065,000	4,270,282
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,067,780
Miami-Dade County School Board COP, 5.00% due 5/1/2022 (Educational Facilities Improvements)	A/A1	3,405,000	4,022,327
Miami-Dade County School Board COP, 5.00% due 5/1/2023 (Educational Facilities Improvements)	A/A1	4,130,000	4,924,818
Miami-Dade County School Board COP, 5.00% due 5/1/2024 (Educational Facilities Improvements)	A/A1	8,000,000	9,594,560
Miami-Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2024 (Educational Facilities Improvements)	A/A1	2,425,000	2,849,521
Miami-Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016 (Educational Facilities Improvements)	A/A1	6,000,000	6,283,740
Miami-Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA/Aa3	5,130,000	5,219,005
Orange County HFA, 5.00% due 10/1/2015 (Orlando Health, Inc.)	A/A3	500,000	511,835
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	1,585,000	1,657,339
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A3	1,980,000	2,171,189
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A3	6,050,000	6,966,696
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A3	1,870,000	2,181,299
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A3	4,150,000	4,778,351
Orange County School Board COP, 5.00% due 8/1/2019 (Educational Facilities)	NR/Aa2	1,000,000	1,155,530
Orange County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa2	1,695,000	1,996,286
Orange County School Board COP, 5.00% due 8/1/2021 (Educational Facilities)	NR/Aa2	2,100,000	2,507,211
Orange County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa2	1,825,000	2,200,603
Orange County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa2	1,540,000	1,875,273
Orange County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa2	1,445,000	1,771,440
Orange County School Board COP, 5.00% due 8/1/2025 (Educational Facilities)	NR/Aa2	1,190,000	1,466,425
Orlando and Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/FGIC/IBC)	AA-/A2	3,000,000	3,288,630
Palm Beach County HFA, 5.00% due 12/1/2020 (Boca Raton Regional Hospital)	BBB/NR	600,000	689,196
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Educational Facilities Master Lease Program)	NR/Aa3	800,000	900,976
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Educational Facilities Master Lease Program)	NR/Aa3	940,000	1,039,668
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Educational Facilities Master Lease Program)	NR/Aa3	1,090,000	1,274,145
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Educational Facilities Master Lease Program)	NR/Aa3	3,835,000	4,314,989
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,194,500
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities Master Lease Program)	NR/Aa3	1,660,000	1,982,870
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,203,810
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities Master Lease Program)	NR/Aa3	3,500,000	4,213,335
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities Master Lease Program)	NR/Aa3	1,000,000	1,212,410
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities Master Lease Program)	NR/Aa3	3,595,000	4,358,614

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016 (Educational Facilities Master Lease Program)	NR/Aa3	$1,300,000	$1,376,726
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,473,705
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,323,906
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	A+/Aa3	1,420,000	1,695,409
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,219,100
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,165,000	4,672,755
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	439,560
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	849,028
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,405,440
a Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	736,163
Reedy Creek Improvement District, 5.00% due 6/1/2023 (Buena Vista Drive Corridor Improvements)	A+/Aa3	1,940,000	2,359,234
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	888,053
School Board of Alachua County COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,881,104
School Board of Alachua County COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,672,505
School Board of Lake County COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,189,400
School Board of Lake County COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,664,803
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	7,260,000	7,600,567
South Florida Water Management District COP, 5.00% due 10/1/2015 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	1,000,000	1,022,830
South Florida Water Management District COP, 5.00% due 10/1/2023 (Everglades Restoration Plan; Insured: AMBAC)	AA/Aa3	500,000	534,155
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	4,985,000	5,292,425
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	5,067,266
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,716,452
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Insured: AGM)	AA/Aa3	5,000,000	5,918,800
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,396,360
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	2,100,000	2,545,893
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	2,066,360
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa1	5,615,000	6,204,856
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa1	2,890,000	3,280,179
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa1	3,000,000	3,484,320
Tampa Sports Authority, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	AA-/A3	170,000	171,727
University of Central Florida Athletics Association, Inc. COP, 5.00% due 10/1/2016 pre-refunded 10/1/2015 (Insured: Natl-Re)	AA-/A3	1,640,000	1,679,491
Volusia County Educational Facilities Authority, 5.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,320,000	2,473,955
Volusia County Educational Facilities Authority, 4.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	1,030,000	1,106,117
Volusia County Educational Facilities Authority, 5.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,075,000	2,333,919
Volusia County Educational Facilities Authority, 5.00% due 10/15/2019 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,350,000	2,689,458
Volusia County Educational Facilities Authority, 5.00% due 10/15/2023 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	700,000	833,525
Volusia County Educational Facilities Authority, 5.00% due 10/15/2024 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	650,000	779,019
Volusia County Educational Facilities Authority, 5.00% due 10/15/2025 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	400,000	477,972
Volusia County School Board COP, 5.00% due 8/1/2024 (Master Lease Program)	NR/Aa3	1,000,000	1,207,780

GEORGIA — 1.92%
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2015 (UGAREF Bolton Commons, LLC)	NR/Aa2	3,575,000	3,594,555
Athens-Clarke County Unified Government Development Authority, 3.00% due 12/15/2015 (UGAREF Coverdell Building, LLC)	NR/Aa2	670,000	682,328
Athens-Clarke County Unified Government Development Authority, 3.00% due 6/15/2016 (UGAREF Bolton Commons, LLC)	NR/Aa2	300,000	308,670
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	527,764
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	453,644
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	435,563
City of Atlanta, 5.50% due 11/1/2015 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	4,000,000	4,124,480
City of Atlanta, 5.00% due 1/1/2016 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	1,495,000	1,548,401
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater System; Insured: AGM)	AA/Aa3	3,215,000	3,446,191
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	8,215,000	8,870,475
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station Project; Insured: AGM)	AA/A3	3,650,000	3,898,966
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa3	4,745,000	5,255,135
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	2,100,000	2,335,137
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,579,419

16    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	AA-/Aa3	$5,650,000	$6,806,159
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	6,000,000	6,989,160
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,871,500
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	7,000,000	8,147,020
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,247,131
City of Atlanta, 5.00% due 11/1/2021 (Water & Wastewater System)	AA-/Aa3	2,500,000	3,000,200
City of Atlanta, 5.00% due 11/1/2022 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,214,260
City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	A+/Aa3	1,000,000	1,204,800
City of Atlanta, 5.00% due 11/1/2023 (Water & Wastewater System)	AA-/Aa3	1,130,000	1,380,984
City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	A+/A1	1,350,000	1,657,773
City of Atlanta, 5.00% due 11/1/2024 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,234,060
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	A+/Aa3	1,645,000	1,986,453
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	A+/A1	2,500,000	3,014,550
City of Atlanta, 5.00% due 11/1/2025 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,233,950
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A/A3	6,000,000	6,262,200
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,438,569
Fulton County Facilities Corp. COP, 5.00% due 11/1/2017 (Public Purpose Project)	AA-/Aa3	8,400,000	9,228,072
Fulton County Facilities Corp. COP, 5.00% due 11/1/2019 (Public Purpose Project)	AA-/Aa3	6,600,000	7,558,188
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	370,000	391,538
Gwinnett County Hospital Authority, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,585,400
Gwinnett County School District GO, 4.00% due 10/1/2015 (Educational Capital Building Program)	AAA/Aaa	10,000,000	10,193,900
LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	2,045,000	2,153,590
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa2	5,000,000	5,446,700
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,155,000	1,237,398
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,777,020

GUAM — 0.36%
Government of Guam, 5.25% due 12/1/2016	BBB+/NR	5,610,000	5,979,531
Government of Guam, 5.25% due 12/1/2017	BBB+/NR	2,000,000	2,201,920
Government of Guam, 5.50% due 12/1/2018	BBB+/NR	3,000,000	3,401,580
Government of Guam, 5.50% due 12/1/2019	BBB+/NR	2,000,000	2,317,600
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Ba1	300,000	345,288
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Ba1	1,050,000	1,236,175
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Ba1	645,000	767,479
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,151,270
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,757,565
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	6,340,000	7,612,121

HAWAII — 1.07%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvement Projects)	NR/Aa1	3,620,000	4,215,128
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvement Projects)	NR/Aa1	8,265,000	9,790,636
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvement Projects)	NR/Aa1	2,770,000	3,332,809
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	1,750,000	2,139,463
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvement Projects)	NR/Aa1	6,695,000	8,184,972
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA/Aa2	12,000,000	13,319,520
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA/Aa2	20,000,000	22,828,600
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,506,610
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA/Aa2	2,500,000	2,974,550
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA/Aa2	3,000,000	3,620,160
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA/Aa2	4,000,000	4,899,640

IDAHO — 0.31%
Idaho (HFA), 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,211,960
Idaho (HFA), 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,000,000	2,442,400
Idaho (HFA), 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,229,060
Idaho Housing & Finance Association, 3.00% due 8/15/2015	NR/NR	650,000	656,818
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,462,275
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,420,000	15,734,011

ILLINOIS — 4.57%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2018 (School District Capital Improvement Program) (State Aid Withholding)	A-/Baa3	3,000,000	3,209,190
Board of Education of the City of Chicago GO, 5.00% due 12/1/2019 (School District Capital Improvement Program) (State Aid Withholding)	A-/Baa3	2,000,000	2,152,840
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	10,097,160

Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (School District Capital Improvement Program) (State Aid Withholding)	A-/Baa3	$2,500,000	$2,695,875
Chicago Housing Authority, 5.00% due 7/1/2015 (Housing Transformation Capital Program; Insured: AGM) (ETM)	NR/A2	8,460,000	8,561,435
Chicago Housing Authority, 5.00% due 7/1/2016 (Housing Transformation Capital Program; Insured: AGM) (ETM)	NR/A2	2,000,000	2,116,400
Chicago Midway International Airport, 5.00% due 1/1/2022	A-/A3	800,000	945,272
Chicago Midway International Airport, 5.00% due 1/1/2023	A-/A3	1,900,000	2,257,732
Chicago Midway International Airport, 5.00% due 1/1/2024	A-/A3	1,000,000	1,195,350
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan)	AA+/Baa1	1,150,000	1,252,477
Chicago Park District GO, 5.00% due 1/1/2018 (Park District Capital Improvement Plan; Insured: Natl-Re)	AA+/A3	700,000	724,514
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	AA-/A3	1,500,000	1,674,465
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	3,000,000	3,241,890
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	2,500,000	2,788,875
City of Chicago, 5.00% due 11/1/2015 (Water System Extensions & Improvements; Insured: AGM)	AA/A2	1,050,000	1,079,117
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	AA-/Baa1	1,475,000	1,566,966
City of Chicago, 5.00% due 1/1/2020 (Insured: AGM)	AAA/A2	1,320,000	1,335,510
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,393,863
City of Chicago, 5.00% due 1/1/2021 (Riverwalk Expansion Project; Insured: AGM)	AA+/Baa2	1,410,000	1,603,311
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A-/A3	6,215,000	7,385,160
City of Chicago, 5.00% due 1/1/2023 (Riverwalk Expansion Project; Insured: AGM)	AA+/Baa2	1,000,000	1,157,550
City of Chicago, 5.25% due 1/1/2023 (O’Hare International Airport; Insured: AGM)	AA/A2	2,000,000	2,072,860
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A-/A3	16,060,000	18,921,731
City of Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re)	AA-/A3	4,100,000	4,459,037
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/A3	1,000,000	1,092,530
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	1,620,000	1,626,674
City of Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re)	AA-/A3	2,670,000	2,642,018
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	AA-/A3	3,050,000	3,183,986
City of Chicago GO, 5.25% due 1/1/2021 (Public Infrastructure and Facility Improvements)	A+/Baa2	500,000	524,865
City of Chicago O’Hare International Airport, 5.00% due 1/1/2022 (O’Hare Modernization Program)	A-/A2	5,835,000	6,774,318
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,100,340
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	870,447
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,794,357
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,855,035
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A-/A3	500,000	543,915
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,185,544
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,142,900
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,419,977
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,160,610
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,525,022
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,377,890
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re)	NR/Aa2	2,500,000	2,721,075
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl- Re) (ETM)	NR/A3	95,000	93,715
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/A3	1,090,000	1,054,706
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	377,959
Community High School District No. 127 GO, 9.00% due 2/1/2016 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	1,890,000	2,016,649
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake School Bldg.; Insured: AGM)	AAA/A2	2,025,000	2,310,545
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,160,960
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb Counties; Insured: Natl-Re)	NR/Aa3	3,165,000	2,725,381
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County)	AA-/Aa2	6,140,000	5,319,021
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	AA/NR	720,000	840,787
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	AA/NR	1,000,000	1,182,510
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	AA/NR	1,250,000	1,494,662
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	AA/NR	1,250,000	1,510,500
Cook County Township High School District No. 227 GO, 5.00% due 12/1/2018 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	190,000	204,370
County of Cook GO, 5.00% due 11/15/2015 (Capital Improvement Plan; Insured: Natl-Re)	AA/A1	2,000,000	2,058,200
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA/A1	3,690,000	4,192,947
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	925,000	1,017,861
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	2,000,000	2,306,320
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA/A1	3,590,000	4,057,885
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	2,000,000	2,204,020

18    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	$2,105,000	$2,448,199
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA/A1	5,000,000	5,868,850
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,000,000	1,105,330
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA/A1	1,500,000	1,761,600
County of Winnebago GO, 3.00% due 12/30/2015 (Public Safety)	NR/Aa2	1,035,000	1,056,311
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/A1	1,500,000	1,757,370
Forest Preserve District of Kane County GO, 5.00% due 12/15/2015 (Insured: Natl-Re)	AA+/A3	2,780,000	2,872,407
Illinois Educational Facilities Authority, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	AA-/NR	3,030,000	3,201,801
Illinois Educational Facilities Authority, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,184,170
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,810,695
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,346,462
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,000,000
Illinois Finance Authority, 5.25% due 5/15/2015 (Presence Health) (ETM)	NR/NR	80,000	80,494
Illinois Finance Authority, 5.25% due 5/15/2015 (Presence Health)	BBB+/Baa2	920,000	924,747
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A2	1,000,000	1,023,540
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/Aa2	5,000,000	5,129,250
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,664,485
[a] Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,306,625
Illinois Finance Authority, 5.00% due 11/15/2016 (Rush University Medical Center)	A+/A1	1,750,000	1,876,927
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,808,838
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re) (ETM)	AA-/Aaa	1,000,000	1,103,440
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,502,401
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,134,020
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,895,613
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,499,508
Illinois Finance Authority, 5.00% due 11/15/2020 (Rush University Medical Center)	A+/A1	250,000	294,093
Illinois Finance Authority, 5.00% due 11/15/2021 (Rush University Medical Center)	A+/A1	250,000	296,640
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa3	1,000,000	1,104,540
Illinois Finance Authority, 5.00% due 11/15/2022 (Rush University Medical Center)	A+/A1	250,000	298,413
Illinois Finance Authority, 5.00% due 8/1/2023 (Advocate Health Care)	AA/Aa2	565,000	684,322
Illinois Finance Authority, 5.00% due 11/15/2023 (Rush University Medical Center)	A+/A1	1,000,000	1,204,970
Illinois Finance Authority, 5.00% due 8/1/2024 (Advocate Health Care)	AA/Aa2	800,000	971,360
Illinois Finance Authority, 5.00% due 11/15/2024 (Rush University Medical Center)	A+/A1	500,000	606,785
Illinois Finance Authority, 5.00% due 11/15/2025 (Rush University Medical Center)	A+/A1	1,000,000	1,212,250
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA/Aa2	1,250,000	1,442,788
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A/Aa3	9,500,000	9,566,595
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A/Aa3	2,350,000	2,453,588
Illinois Toll Highway Authority, 5.00% due 1/1/2023	AA-/Aa3	4,000,000	4,822,360
Illinois Toll Highway Authority, 5.00% due 1/1/2024	AA-/Aa3	6,500,000	7,900,815
Kane McHenry Cook & DeKalb Counties USD No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC) (ETM)	NR/Aa3	765,000	683,091
Kane McHenry Cook & DeKalb Counties USD No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	1,235,000	1,034,152
Lake County Community High School District No. 127 GO, 7.375% due 2/1/2020 (Grayslake; Insured: Syncora)	AAA/NR	1,000,000	1,255,680
McHenry County Conservation District GO, 5.00% due 2/1/2021	AA+/Aa1	2,325,000	2,743,384
McHenry County Conservation District GO, 5.00% due 2/1/2025	AA+/Aa1	2,000,000	2,447,740
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	AA-/NR	3,475,000	3,457,764
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re)	AA-/Baa1	8,245,000	8,180,194
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	AAA/NR	4,000,000	4,652,760
Peoria Tazewell Etc. Counties Community College District No. 514 GO, 4.25% due 12/1/2015 (ETM)	NR/NR	490,000	503,225
Peoria Tazewell Etc. Counties Community College District No. 514 GO, 4.25% due 12/1/2015	AA+/Aa2	1,870,000	1,919,518
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	24,934,800
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,718,420
School District No. 122 GO, 0% due 1/1/2016 (Winnebago County-Harlem-Loves Park; Insured: AGM)	NR/A2	2,000,000	1,991,620
School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	5,043,040
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB-/Baa3	625,000	646,506
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bond Retirement & Interest Fund)	AAA/NR	3,500,000	3,695,160
Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,000,000	2,216,440
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Economic Redevelopment)	A+/NR	1,070,000	1,199,449
Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,402,200
Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,409,925
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,375,000	2,595,376
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/Aa3	2,000,000	2,208,280
Village of Broadview, 5.375% due 7/1/2015	NR/NR	1,195,000	1,198,035
Village of Downers Grove GO, 3.00% due 1/1/2017	AAA/NR	970,000	1,004,590
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	AA-/A3	1,190,000	1,204,518
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	703,444
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,175,012

Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
INDIANA — 4.08%
Allen County Jail Building Corp., 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	$760,000	$768,755
Allen County Jail Building Corp., 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,584,463
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	770,000	794,917
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,726,750
Board of Trustees for the Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,004,410
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,083,860
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,164,610
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2017 (Cardinal, Delaware Trail, White Lick Elementary & Brownsburg Junior High Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	1,000,000	1,015,890
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Harris Education Center and East Middle School; Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,477,265
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Cardinal, Delaware Trail, White Lick Elementary &
Brownsburg Junior High Schools; Insured: AGM) (State Aid Withholding)	AA+/A2	1,475,000	1,498,364
City of Carmel Redevelopment Authority, 4.00% due 8/1/2015 (Road and Intersection Improvements)	AA+/NR	975,000	987,363
City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	2,405,000	2,838,814
City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	2,998,195
City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	3,570,000	4,079,617
City of Fort Wayne, 4.25% due 8/1/2015 (Sewer Works Improvements)	NR/Aa3	1,780,000	1,803,514
City of Fort Wayne, 2.00% due 12/1/2015 (Waterworks Utility Improvements)	NR/Aa3	1,145,000	1,158,603
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,185,288
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,203,212
City of Whiting, 5.00% due 1/1/2016 (BP Products North America, Inc.)	A/A2	5,375,000	5,560,760
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,009,760
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,363,713
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,072,050
Crown Point Multi-School Building Corp., 0% due 1/15/2016 (Crown Point Community School Corp.; Insured: Natl-Re) (State Aid Withholding)	AA+/A3	5,685,000	5,667,888
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,637,687
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	3,034,550
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,377,131
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	2,760,207
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2015 (Insured: AMBAC) (ETM)	A+/NR	510,000	517,064
[b] Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2021 (First Mortgage; Insured: State Intercept)	AA+/NR	1,230,000	1,456,923
[b] Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2022 (First Mortgage; Insured: State Intercept)	AA+/NR	885,000	1,056,602
[b] Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2023 (First Mortgage; Insured: State Intercept)	AA+/NR	570,000	685,830
[b] Hamilton Southeastern Consolidated School Building Corp., 5.00% due 1/15/2024 (First Mortgage; Insured: State Intercept)	AA+/NR	525,000	633,806
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A3	1,545,000	1,641,578
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,433,000
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,523,509
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,505,895
Indiana Finance Authority, 4.90% due 1/1/2016 (Indiana Power & Light Co.)	BBB+/A2	11,650,000	12,038,527
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,242,677
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re) (ETM)	AA+/Aa1	1,030,000	1,089,410
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	1,500,000	1,542,825
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,081,260
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	2,026,020
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	3,058,628
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,132,460
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,438,487
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,889,184
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,108,462
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,407,475
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,790,000	2,037,754
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,330,963
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,810,200
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	996,740
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,400,534
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,627,871
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,638,620
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,479,384

20    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Finance Authority, 5.00% due 10/1/2021 (CWA Authority, Inc. Wastewater System Project)	AA/NR	$500,000	$595,535
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,789,050
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,451,818
Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/A1	1,135,000	1,327,530
Indiana Finance Authority, 5.00% due 10/1/2023 (CWA Authority, Inc. Wastewater System Project)	AA/NR	1,000,000	1,214,700
Indiana Finance Authority, 5.00% due 10/1/2024 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	612,700
Indiana Finance Authority, 0.03% due 2/1/2037 put 4/1/2015 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	54,050,000	54,050,000
Indiana Finance Authority, 0.03% due 2/1/2037 put 4/1/2015 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	57,925,000	57,925,000
Indiana HFFA, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	7,100,000	7,748,301
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks System; Insured: Natl-Re)	AA-/A2	1,000,000	1,011,680
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Wishard Complex-Myers Special Care Center Building; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,042,051
Indianapolis Public Schools Multi-School Building Corp., 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/A3	1,690,000	1,715,891
Indianapolis Public Schools Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/A3	5,000,000	5,293,150
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	1,295,000	1,151,656
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,091,520
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,923,449
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,482,365
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,363,050
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,384,125
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,472,937
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,613,915
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,192,410
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/A3	630,000	638,593
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,204,126
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA-/A3	445,000	451,163
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	140,000	141,889
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A) (ETM)	AA/NR	1,660,000	1,741,108
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,077,500
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,055,500
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,101,520
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,454,538
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,192,710
Pike Township Multischool Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	1,080,000	1,144,692
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,785,000	1,891,332
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,272,832

IOWA — 0.67%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	3,870,000	4,258,742
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,437,997
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,579,039
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,364,208
Iowa Finance Authority, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,661,184
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,587,390
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,719,568
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,082,298
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,551,190
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	2,051,880
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,389,540
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,772,013
Iowa Finance Authority, 0.03% due 2/15/2035 put 4/1/2015 (Iowa Health System; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	NR/Aa1	19,115,000	19,115,000

KANSAS — 0.12%
Kansas DFA, 5.00% due 11/1/2015 (State Capitol, School of Pharmacy and Wildlife & Parks Projects)	AA-/Aa3	2,605,000	2,678,643
Kansas DFA, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,717,680
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2022 (Utility Systems Improvement)	A+/A3	2,000,000	2,389,800
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2023 (Utility Systems Improvement)	A+/A3	1,000,000	1,199,860
Wyandotte County-Kansas City Unified Government, 5.00% due 9/1/2024 (Utility Systems Improvement)	A+/A3	600,000	724,770

Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
KENTUCKY — 0.42%
Jefferson County School District Finance Corp., 5.25% due 1/1/2016 (Insured: AGM)	AA/Aa2	$2,145,000	$2,225,309
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	5,000,000	4,467,100
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	9,600,000	8,319,456
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,885,000	2,412,235
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	4,195,000	3,213,622
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: AGM)	AA/A2	2,955,000	3,000,270
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A+/Aa3	6,165,000	7,258,979

LOUISIANA — 3.09%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	2,020,000	2,215,496
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,597,661
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	A+/A1	1,395,000	1,472,715
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	A+/A1	1,000,000	1,157,950
City of New Orleans GO, 5.00% due 10/1/2016 (Audubon Park Aquarium)	A/NR	2,380,000	2,521,729
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,191,674
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	A-/A3	3,080,000	3,502,391
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	A-/A3	3,250,000	3,734,997
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	A-/A3	5,700,000	6,593,817
City of Shreveport, 5.00% due 12/1/2020 (Water and Sewer System; Insured: BAM)	AA/A3	7,770,000	9,032,625
City of Shreveport, 5.00% due 12/1/2021 (Water and Sewer System; Insured: BAM)	AA/A3	8,185,000	9,605,507
City of Shreveport, 5.00% due 12/1/2022 (Water and Sewer System; Insured: BAM)	AA/A3	6,460,000	7,640,242
City of Shreveport, 5.00% due 12/1/2023 (Water and Sewer System; Insured: BAM)	AA/A3	4,245,000	5,059,276
City of Shreveport, 5.00% due 12/1/2024 (Water and Sewer System; Insured: BAM)	AA/A3	4,490,000	5,395,408
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,177,737
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,687,974
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2018 pre-refunded 2/1/2016 (Wastewater System Improvements; Insured: AGM)	AA/Aa3	3,000,000	3,118,920
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2023 (Wastewater System Improvements)	AA-/Aa3	450,000	544,901
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2024 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,221,240
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2025 (Wastewater System Improvements)	AA-/Aa3	700,000	859,460
Ernest N. Morial—New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A1	1,000,000	1,166,400
Ernest N. Morial—New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A1	780,000	921,640
Ernest N. Morial—New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A1	1,000,000	1,196,880
Ernest N. Morial—New Orleans Exhibition Hall Authority, 5.00% due 7/15/2023 (Convention Center)	NR/A1	1,000,000	1,185,100
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	2,000,000	2,273,440
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/A3	10,265,000	10,346,607
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,151,930
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/A3	1,000,000	1,166,890
Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,205,420
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/A3	1,415,000	1,678,119
Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	912,698
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,036,900
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,042,790
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,350,843
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,060,470
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,094,020
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,092,780
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College—Campus Facilities, Inc. Project)	AA-/NR	2,655,000	2,901,968
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,105,470
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College—Campus Facilities, Inc. Project)	AA-/NR	1,310,000	1,448,100
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College—Campus Facilities, Inc. Project)	AA-/NR	1,200,000	1,411,308
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB/NR	22,000,000	24,345,860
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	BBB/A3	5,000,000	5,039,750
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	BBB/NR	6,000,000	6,100,440
Louisiana Public Facilities Authority, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,833,760

22    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Public Facilities Authority, 5.75% due 7/1/2015 (Franciscan Missionaries of Our Lady Health System; Insured: AGM)	AA/A2	$1,325,000	$1,341,496
Louisiana Public Facilities Authority, 2.875% due 11/1/2015 (Entergy Gulf States)	A-/A2	2,500,000	2,535,325
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,040,370
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,105,287
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	2,000,000	2,138,400
Louisiana Public Facilities Authority, 5.00% due 6/1/2022 (Hurricane Recovery Program)	NR/Aa3	2,945,000	3,549,962
Louisiana Public Facilities Authority, 5.00% due 6/1/2023 (Hurricane Recovery Program)	NR/Aa3	5,000,000	6,084,650
Louisiana State Office Facilities Corp., 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	2,841,263
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,048,780
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,788,625
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	4,595,000	5,239,127
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	675,307
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	494,680
Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	617,619
Parish of Orleans School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA/Aa3	4,500,000	4,767,165
Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	5,357,904
Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,432,013
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	A+/NR	1,005,000	1,109,419
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021	A+/NR	1,115,000	1,218,639
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,195,000	15,484,474
Parish of St. Tammany Sales Tax District No. 3, 5.00% due 6/1/2017 pre-refunded 6/1/2016 (Public Works, Improvements and Facilities; Insured: CIFG)	AA-/NR	1,405,000	1,496,269
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2015 (Terrebonne General Medical Center)	A+/A2	575,000	575,000
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2017 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,049,180
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,092,290
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A+/A2	1,810,000	2,014,801
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A+/A2	2,320,000	2,654,405
Regional Transit Authority, 0% due 12/1/2015 (Streetcar Rail Lines; Insured: Natl-Re)	AA-/NR	1,490,000	1,485,083
Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	832,501
Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,150,160
Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,154,330
Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,287,789
State of Louisiana GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,065,160

MAINE — 0.20%
Maine Finance Authority, 3.80% due 11/1/2015 (Waste Management, Inc.)	A-/NR	3,440,000	3,513,685
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta & Machias Courthouses)	AA-/Aa3	1,245,000	1,461,817
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta & Machias Courthouses)	AA-/Aa3	1,315,000	1,564,482
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta & Machias Courthouses)	AA-/Aa3	1,175,000	1,415,287
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta & Machias Courthouses)	AA-/Aa3	1,445,000	1,757,741
Maine Health & Higher Educational Facilities Authority, 5.00% due 7/1/2035 pre-refunded 7/1/2015 (Bowdoin College) (State Aid Withholding)	NR/A1	5,175,000	5,236,893

MARYLAND — 0.59%
Howard County GO, 5.00% due 8/15/2015 (Consolidated Public Improvements)	AAA/Aaa	6,000,000	6,109,020
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,414,683
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,224,671
Montgomery County GO, 4.00% due 11/1/2015 (Consolidated Public Improvements)	AAA/Aaa	5,160,000	5,276,616
State of Maryland GO, 4.00% due 8/1/2015 (Public and Educational Facilities)	AAA/Aaa	1,000,000	1,012,950
Washington Suburban Sanitary District GO, 5.00% due 6/1/2015 (Water and Sewer System Projects)	AAA/Aaa	11,500,000	11,593,840

MASSACHUSETTS — 1.18%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A/NR	2,540,000	2,767,838
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A/NR	2,825,000	3,152,700
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A/NR	2,765,000	3,150,939
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A/NR	2,965,000	3,395,785
City of Northampton GO, 5.125% due 10/15/2016 (Insured: Natl-Re)	NR/Aa2	1,585,000	1,607,333
Massachusetts Development Finance Agency, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	590,000	596,319
[a] Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	700,035
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton Point Station Units 1 and 2)	BBB+/Baa2	2,000,000	2,364,200
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,536,240
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	1,943,424
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,436,231
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,775,525
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	BBB+/Ba1	2,625,000	2,650,699

Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Ba1	$4,290,000	$4,660,399
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA/A3	1,750,000	1,786,067
Massachusetts School Building Authority, 5.00% due 8/15/2027 pre-refunded 8/15/2015 (SMART Fund; Insured: Natl-Re)	AA+/Aa2	9,350,000	9,516,336
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA/Aa2	25,000,000	25,444,750

MICHIGAN — 3.63%
Board of Governors of Wayne State University, 5.00% due 11/15/2022 (Educational Facilities and Equipment)	AA-/Aa3	425,000	508,003
Board of Governors of Wayne State University, 5.00% due 11/15/2023 (Educational Facilities and Equipment)	AA-/Aa3	305,000	367,812
Board of Governors of Wayne State University, 5.00% due 11/15/2024 (Educational Facilities and Equipment)	AA-/Aa3	515,000	623,516
Board of Governors of Wayne State University, 5.00% due 11/15/2025 (Educational Facilities and Equipment)	AA-/Aa3	625,000	748,500
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	1,991,153
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA/NR	1,305,000	1,390,843
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	2,101,391
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,117,410
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/Aa3	3,200,000	3,519,616
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	AA-/A3	3,890,000	4,066,022
County of Genesee GO, 3.00% due 11/1/2016 (Water Supply System; Insured: BAM)	AA/A2	615,000	635,412
County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	692,040
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2015 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,742,044
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,850,000	1,914,694
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	1,962,291
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	1,520,000	1,686,379
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,773,650
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	2,015,012
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,702,829
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,083,030
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,111,890
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,121,360
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A2	800,000	872,520
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A2	900,000	1,045,737
Michigan Finance Authority, 4.00% due 8/1/2018 (Beaumont Health Credit Group)	A/A1	500,000	546,320
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,150,000	1,290,703
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,220,000	1,389,336
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,295,000	1,490,610
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,375,000	1,595,990
Michigan Finance Authority, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,200,160
Michigan Finance Authority, 5.00% due 8/1/2023 (Beaumont Health Credit Group)	A/A1	3,800,000	4,560,380
Michigan Finance Authority, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,500,000	3,015,750
Michigan Finance Authority, 5.00% due 8/1/2024 (Beaumont Health Credit Group)	A/A1	7,000,000	8,431,220
Michigan Finance Authority, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,203,150
Michigan Finance Authority, 5.00% due 8/1/2025 (Beaumont Health Credit Group)	A/A1	8,000,000	9,515,520
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 pre-refunded 10/01/2015 (Clean Water Fund)	NR/NR	305,000	312,329
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 pre-refunded 10/01/2015 (Clean Water Fund)	NR/NR	165,000	168,965
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	35,000	35,830
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Hospital)	A/A1	2,500,000	2,532,475
Michigan State Hospital Finance Authority, 5.50% due 11/15/2015 (Henry Ford Health System)	A-/A3	2,300,000	2,362,008
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A1	1,205,000	1,271,203
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	3,330,000	3,567,562
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,625,700
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A-/A3	1,530,000	1,671,142
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	1,000,000	1,097,460
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A-/A3	3,500,000	3,907,365
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA-/Aa3	2,000,000	2,327,900
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	2,000,000	2,194,920
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	12,140,000	13,234,785
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 4/1/2015 (Trinity Health)	AA-/Aa3	9,800,000	10,157,406
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	435,000	439,916
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,797,903
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	2,000,000	2,198,680
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	2,550,000	2,887,747
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	4,025,000	4,552,154
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/Aa3	5,160,000	5,444,006
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa2	1,500,000	1,624,545
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa2	1,000,000	1,098,100

24    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa2	$1,000,000	$1,160,400
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,062,261
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital) (ETM)	A/A1	5,855,000	6,468,721
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2020 (William Beaumont Hospital)	A/A1	1,200,000	1,410,168
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2021 (William Beaumont Hospital)	A/A1	2,500,000	2,968,250
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2023 (William Beaumont Hospital)	A/A1	1,240,000	1,489,575
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2024 (William Beaumont Hospital)	A/A1	2,000,000	2,391,460
School District of the City of Dearborn GO, 3.00% due 5/1/2015 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	435,000	436,005
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	445,000	473,587
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	350,000	391,339
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	570,000	641,837
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	535,000	607,113
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa2	625,000	712,206
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,200,000	2,527,822
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	4,000,000	4,627,960
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa2	3,000,000	3,505,350
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,035,260
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,172,071
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,423,035
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,534,396
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa3	1,000,000	1,178,580
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program; Insured: AMBAC)	A+/Aa3	6,000,000	6,154,320
State Building Authority of the State of Michigan, 5.00% due 10/15/2015 (Higher Education Facilities Program)	A+/Aa3	4,000,000	4,104,280
State Building Authority of the State of Michigan, 5.00% due 10/15/2016 (Higher Education Facilities Program)	A+/Aa3	6,305,000	6,743,450
State Building Authority of the State of Michigan, 5.50% due 10/15/2017 (Various Correctional Institutions, Higher Education and Other State Facilities)	A+/Aa3	4,150,000	4,625,880
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa3	1,000,000	1,169,700
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa3	1,000,000	1,182,600
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa3	3,000,000	3,587,400
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa3	7,715,000	9,308,996
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	1,725,000	1,868,227
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	9,925,000	10,898,642
Warren Consolidated School District GO, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,003,040
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,100,039
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,108,060
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,153,020
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,170,830
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	AA-/A2	1,000,000	1,101,400
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,665,388
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,506,976
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	3,040,934
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,242,092
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,715,385
Western Townships Utilities Authority GO, 5.00% due 1/1/2016 (Sewage Disposal System)	AA/NR	1,670,000	1,727,331
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,611,975
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,658,010

MINNESOTA — 1.41%
Cities of Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	8,628,910
City of St. Cloud, 5.00% due 5/1/2015 (CentraCare Health System)	NR/A1	1,000,000	1,004,020
City of St. Cloud, 5.00% due 5/1/2016 (CentraCare Health System)	NR/A1	1,250,000	1,311,762
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	3,179,471
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,088,860
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,461,454
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	3,989,193
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,850,324
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,364,499
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,247,059
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 (Regions Hospital)	A/A2	1,070,000	1,134,617
City of St. Paul Housing & Redevelopment Authority, 0.03% due 11/15/2035 put 4/1/2015 (Allina Health System; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	NR/Aa3	30,215,000	30,215,000
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,300,423

Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	$1,125,000	$1,207,283
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA/NR	2,500,000	2,689,250
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,672,900
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	4,056,045
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	5,478,813
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,318,481
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,319,020
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,155,671
a Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,155,076
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,516,175
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements) (ETM)	NR/NR	165,000	167,647
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements)	AA+/Aa1	9,835,000	9,995,114

MISSISSIPPI — 0.42%
City of Jackson GO, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,500,000	1,532,700
Lamar County School District GO, 3.00% due 6/1/2016 (Educational and Performing Arts Capital Projects)	A/NR	1,800,000	1,851,588
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,794,979
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,339,136
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,430,812
Mississippi Development Bank, 4.75% due 7/1/2017 (Canton GO Public Improvement Project)	NR/NR	880,000	911,970
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,498,611
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,745,790
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,163,860
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,959,075
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,367,260
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,199,700
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,199,700
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,814,355
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,511,963

MISSOURI — 1.24%
Cass County COP, 4.00% due 5/1/2015	A/NR	1,000,000	1,002,820
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,408,295
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,392,149
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,560,575
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,964,760
City of Lee’s Summit GO, 3.00% due 4/1/2015	NR/Aa1	1,275,000	1,275,000
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	528,560
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	540,420
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	556,040
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,121,730
[a] Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District) (ETM)	NR/NR	695,000	787,463
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District)	AA-/A1	1,305,000	1,462,083
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re)	AA/A1	1,000,000	1,111,640
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	8,750,565
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	4,236,422
Missouri Development Finance Board, 4.00% due 6/1/2015 (City of Independence Electric System Projects)	A/NR	1,000,000	1,005,870
Missouri Development Finance Board, 4.00% due 6/1/2016 (City of Independence Electric System Projects)	A/NR	1,560,000	1,617,798
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System Projects)	A/NR	1,525,000	1,644,057
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System Projects)	A/NR	1,705,000	1,882,525
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,000,000	1,080,940
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System Projects)	A/NR	1,790,000	2,006,143
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,265,000	1,373,347
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System Projects)	A/NR	1,000,000	1,134,180
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System Projects)	A/NR	2,465,000	2,684,631
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System Projects)	A/NR	3,155,000	3,439,549
Missouri Development Finance Board, 0.03% due 12/1/2033 put 4/1/2015 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	1,300,000	1,300,000
Missouri Health and Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,155,000
Missouri Health and Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,746,604
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,076,830
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,124,480
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,129,690

26    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Missouri Health and Educational Facilities Authority, 0.02% due 9/1/2030 put 4/1/2015 (Washington University; SPA:
JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	$2,910,000	$2,910,000
[a] Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,574,850
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,247,551
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,227,940
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,791,872
Southeast Missouri State University, 4.00% due 4/1/2015 (City of Cape Girardeau Campus System Facilities)	A/NR	600,000	600,000
Southeast Missouri State University, 5.00% due 4/1/2016 (City of Cape Girardeau Campus System Facilities)	A/NR	750,000	783,510
[a] Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,293,802
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,255,417
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,788,096
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,796,928
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,333,000
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,758,700
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A1	2,065,000	2,145,576
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A1	2,000,000	2,153,140
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A1	3,865,000	4,272,023

NEVADA — 1.06%
Carson City, 4.00% due 9/1/2015 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,012,220
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,045,000	1,085,515
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,121,380
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,136,730
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,450,000	2,818,088
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,230,440
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,675,734
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,431,040
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,051,008
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,461,520
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA/A2	1,100,000	1,155,506
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,115,140
Clark County GO, 5.00% due 11/1/2017 (Southern Nevada Water Authority; Insured: AMBAC)	AA/Aa1	1,310,000	1,406,914
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,610,000	1,647,932
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,244,113
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,406,110
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2015 (Insured: AMBAC)	A+/A1	4,845,000	4,905,223
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,071,220
Las Vegas Valley Water District GO, 5.00% due 6/1/2016	AA+/Aa2	1,000,000	1,054,390
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,147,618
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,147,530
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	4,976,690
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	5,941,619
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	5,930,400
State of Nevada GO, 5.00% due 12/1/2021 (Municipal Bond Bank Project Nos. R-9A through R-13F; Insured: AGM)	AA/Aa2	1,095,000	1,103,782
University and Community College System of Nevada, 5.00% due 7/1/2016 pre-refunded 7/1/2015 (Reno Campus
Library Facility; Insured: AGM)	AA/Aa2	370,000	374,444
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	1,990,598
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,941,775

NEW HAMPSHIRE — 0.46%
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2016 (Southern New Hampshire Medical Center)	A-/NR	1,260,000	1,333,093
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2017 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,088,260
New Hampshire Health and Education Facilities Authority, 0.03% due 6/1/2031 put 4/1/2015 (Dartmouth College; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	8,500,000	8,500,000
New Hampshire Health and Education Facilities Authority, 0.07% due 7/1/2033 put 4/1/2015 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	A+/Aa3	880,000	880,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA/Aa3	2,985,000	3,173,801
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/Aa3	3,130,000	3,444,565
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA/Aa3	1,000,000	1,191,450
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA/Aa3	2,770,000	3,405,853
New Hampshire Turnpike System, 5.00% due 2/1/2016	A+/A1	3,000,000	3,118,410

Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	$2,425,000	$2,618,733
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,440,791
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,162,260
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,484,444
State of New Hampshire, 5.00% due 9/1/2015 (I-93 Salem to Manchester Project)	AA/A2	825,000	841,558

NEW JERSEY — 2.20%
Burlington County Bridge Commission, 3.00% due 12/1/2015 (County Governmental Loan Program)	AA/Aa2	1,245,000	1,267,933
Burlington County Bridge Commission, 3.00% due 12/1/2016 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,040,150
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,134,920
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A/A2	2,990,000	3,024,624
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A/A2	3,040,000	3,205,133
City of Jersey City GO, 4.00% due 8/1/2020 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,650,000	2,929,045
City of Jersey City GO, 4.00% due 8/1/2021 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,805,000	3,112,877
City of Jersey City GO, 5.00% due 8/1/2022 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,530,000	2,984,439
City of Jersey City GO, 5.00% due 8/1/2023 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,455,000	2,898,201
[a] City of Paterson, 4.25% due 6/15/2015 (City Capital Projects; Insured: AGM) (State Aid Withholding) (ETM)	NR/A2	1,275,000	1,285,697
City of Paterson GO, 3.50% due 3/15/2017 (Debt Restructuring & City Capital Projects) (State Aid Withholding)	NR/A2	950,000	988,523
County of Essex GO, 4.00% due 6/1/2016	NR/Aa2	500,000	521,415
County of Hudson COP, 6.25% due 12/1/2016 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/A3	550,000	594,011
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	5,000,000	6,351,050
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management, Inc. Project)	A-/NR	2,000,000	2,070,140
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,044,440
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	3,155,000	3,345,814
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,065,000	4,434,061
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,000,000	2,227,320
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	4,390,000	4,979,884
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease Project; Insured: AGM)	AA/Aa3	2,020,000	2,392,165
Middlesex County Improvement Authority, 5.00% due 9/15/2015 (Parks, Open Space, Playgrounds for Public Recreation)	AAA/Aa2	500,000	511,045
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,064,610
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A-/A2	10,950,000	11,678,613
New Jersey EDA, 5.00% due 9/1/2018 pre-refunded 9/1/2015 (School Facilities Construction; Insured: Natl-Re)	AA+/A2	3,000,000	3,058,440
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A-/A2	5,525,000	6,261,206
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	A-/A2	500,000	559,085
New Jersey EDA, 5.00% due 6/15/2022 (School Facilities Construction)	A-/A2	8,000,000	9,012,560
New Jersey EDA, 5.00% due 3/1/2023 (School Facilities Construction)	A-/A2	8,015,000	9,072,900
New Jersey EDA, 5.00% due 6/15/2023 (School Facilities Construction)	A-/A2	2,000,000	2,267,880
New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	A-/A2	5,505,000	6,308,180
New Jersey EDA, 5.00% due 6/15/2024 (School Facilities Construction)	A-/A2	4,250,000	4,815,718
New Jersey EDA, 5.00% due 3/1/2025 (School Facilities Construction)	A-/A2	4,575,000	5,081,544
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A2	3,000,000	3,303,300
New Jersey Educational Facilities Authority, 5.00% due 9/1/2016 (Higher Education Capital Improvement; Insured: AGM)	AA/A2	675,000	688,298
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	A+/NR	535,000	643,642
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	A+/NR	1,000,000	1,202,330
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	2,100,121
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,352,050
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,498,460
New Jersey Transit Corp., 5.00% due 9/15/2021 (Urban Public Transportation Capital Improvement)	A/A3	3,395,000	3,928,083
New Jersey Transit Corp. COP, 5.00% due 9/15/2019 pre-refunded 9/15/2015 (Multi-Level Rail Cars and Parts; Insured: Natl-Re)	AA-/A3	975,000	996,401
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System)	A-/A2	1,000,000	1,107,870
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 pre-refunded 6/15/2015 (State Transportation System; Insured: AGM)	AA+/NR	1,450,000	1,464,268
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System)	A-/A2	1,000,000	1,116,060
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021 (State Transportation System)	A-/A2	2,570,000	2,875,136
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2022 (State Transportation System)	A-/A2	2,000,000	2,296,180
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2023 (State Transportation System; Insured: AMBAC)	A-/A2	3,545,000	4,097,382
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System)	A-/A2	1,660,000	1,880,963
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	AA-/A3	2,065,000	2,184,336
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A2	1,210,000	1,380,634
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A2	2,000,000	2,337,020
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A2	2,800,000	3,335,780
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A2	1,000,000	1,209,600

28    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Township of Plainsboro GO, 4.00% due 5/1/2015 (General Improvement)	NR/Aa1	$1,000,000	$1,003,130
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,330,742

NEW MEXICO — 0.87%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2016 pre-refunded 7/1/2015 (San Juan-Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	1,800,000	1,821,618
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,300,000	2,669,150
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2021 pre-refunded 8/1/2016 (Educational Facilities) (State Aid Withholding)	AA/Aa1	2,425,000	2,575,447
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co.-Four Corners Project)	BBB/Baa1	3,000,000	3,023,940
City of Gallup PCR, 5.00% due 8/15/2016 (Tri-State Generation and Transmission Assoc., Inc.; Insured: AMBAC)	A/A3	2,500,000	2,539,900
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,693,389
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,610,180
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,507,195
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,463,980
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,685,200
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,509,880
New Mexico Finance Authority, 3.00% due 6/15/2015 (State Highway Infrastructure Projects)	AAA/Aa1	900,000	905,355
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	3,095,000	3,624,740
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	1,845,000	2,198,797
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA/Aa3	1,250,000	1,510,400
Santa Fe Public School District GO, 3.00% due 8/1/2015 (District School Building and Renovation Program) (State Aid Withholding)	AA/Aa1	1,000,000	1,009,530
State of New Mexico, 5.00% due 7/1/2015 (Statewide Capital Project Funding)	AA/Aa1	8,200,000	8,300,204
State of New Mexico, 5.00% due 7/1/2016 (Statewide Capital Project Funding)	AA/Aa1	10,265,000	10,869,096

NEW YORK — 10.20%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA/A2	2,035,000	2,081,194
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,721,360
City of New York GO, 5.00% due 8/1/2017 pre-refunded 8/1/2015 (City Budget Financial Management)	NR/NR	990,000	1,005,741
City of New York GO, 5.00% due 8/1/2017 (City Budget Financial Management)	AA/Aa2	10,000	10,162
City of New York GO, 0.03% due 8/1/2020 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	A+/Aa1	6,600,000	6,600,000
City of New York GO, 0.03% due 8/1/2021 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	2,900,000	2,900,000
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	9,000,000	10,711,980
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	3,000,000	3,570,660
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,350,000	8,748,117
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,775,000	9,253,960
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	6,625,000	7,919,790
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	3,000,000	3,586,320
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	20,000,000	23,908,800
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	13,075,000	15,630,378
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	9,520,000	11,554,710
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	12,985,000	15,760,284
City of New York GO, 0.03% due 10/1/2023 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	2,200,000	2,200,000
City of New York GO, 5.00% due 8/1/2024 (City Budget Financial Management)	AA/Aa2	40,145,000	49,296,053
City of New York GO, 0.01% due 8/1/2035 put 4/1/2015 (Capital Projects) (daily demand notes)	AA/Aa2	4,500,000	4,500,000
City School District of the City of Rome GO, 5.00% due 6/15/2017 (Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	1,635,000	1,651,203
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District) (ETM)	NR/NR	1,395,000	1,400,608
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA/Aa2	1,605,000	1,611,532
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District) (ETM)	NR/NR	4,090,000	4,299,735
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA/Aa2	4,705,000	4,945,049
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA/Aa2	7,265,000	7,921,102
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA/Aa2	5,000,000	5,613,350
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA-/A2	12,955,000	15,294,155
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,373,520
Metropolitan Transportation Authority, 5.00% due 11/15/2021	AA-/A2	24,325,000	29,042,104
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,568,255
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,154,373
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,294,240
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/Baa2	1,260,000	1,379,473
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,715,000	1,945,376
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	3,061,260
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	3,027,961

Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	$10,000,000	$11,559,600
New York City Housing Development Corp., 0.80% due 11/1/2015 (Multi-Family Housing)	AA+/Aa2	1,820,000	1,820,728
New York City Municipal Water Finance Authority, 0.02% due 6/15/2035 put 4/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	17,755,000	17,755,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2043 put 4/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	15,800,000	15,800,000
New York City Municipal Water Finance Authority, 0.01% due 6/15/2045 put 4/1/2015 (Water & Sewer System; SPA: CalPERS) (daily demand notes)	AAA/Aa1	31,050,000	31,050,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2048 put 4/1/2015 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa2	3,200,000	3,200,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2050 put 4/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	9,900,000	9,900,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2050 put 4/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	2,200,000	2,200,000
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects & WTC Recovery Costs) (ETM)	NR/NR	3,630,000	3,731,241
New York City Transitional Finance Authority, 5.00% due 11/1/2015 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,370,000	1,408,976
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA/Aa2	3,155,000	3,346,225
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	5,000,000	5,368,650
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,680,000	13,614,896
New York City Transitional Finance Authority, 5.00% due 11/1/2017 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,000,000	1,028,710
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA/Aa2	4,865,000	5,404,869
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	2,000,000	2,274,020
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,500,000	1,705,515
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	11,730,000	13,337,127
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	3,075,000	3,496,306
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,645,000	1,870,381
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,725,000	14,468,452
New York City Transitional Finance Authority, 0.03% due 11/1/2036 put 4/1/2015 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	11,600,000	11,600,000
New York City Transitional Finance Authority, 0.01% due 11/1/2042 put 4/1/2015 (School Financing Act; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	60,655,000	60,655,000
New York State Dormitory Authority, 5.25% due 5/15/2015 (State University of New York Educational Facilities; Insured: Natl-Re/IBC)	AA/Aa2	3,580,000	3,602,268
New York State Dormitory Authority, 5.25% due 8/15/2015 (Presbyterian Hospital; Insured: AGM/FHA)	AA/A2	320,000	322,029
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	5,000,000	5,460,350
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa2	4,945,000	5,407,506
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA/NR	5,280,000	5,963,866
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,969,008
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	363,893
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,836,600
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,582,307
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,849,087
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	699,755
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health Projects; Insured: Natl-Re)	AA/Aa2	6,975,000	7,002,551
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,437,533
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,838,996
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	3,055,716
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa1	60,000,000	69,909,600
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,169,840
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,000,000	1,157,980
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,479,932
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM)	AA/NR	1,250,000	1,476,150
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,177,020
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,261,457
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	534,236
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM)	AA/NR	1,100,000	1,316,876
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,496,450
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	893,813
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program; Insured: AGM)	AA/NR	1,800,000	2,177,838

30    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	$300,000	$362,973
New York State Dormitory Authority, 5.00% due 10/1/2023 (School Districts Financing Program; Insured: AGM)	AA/NR	2,500,000	3,058,975
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,406,160
New York State Dormitory Authority, 5.00% due 10/1/2024 (School Districts Financing Program; Insured: AGM)	AA/NR	2,000,000	2,471,440
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	5,000,000	5,051,000
New York State Environmental Facilities Corp., 4.00% due 11/15/2017 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,095,000	2,103,589
New York State Environmental Facilities Corp., 4.00% due 11/15/2018 (Water Pollution Control & Drinking Water Projects)	AAA/Aaa	2,170,000	2,177,747
New York State Housing Finance Agency, 0.95% due 5/1/2016 (2012 Affordable Housing Projects; Insured: SONYMA)	NR/Aa2	2,700,000	2,716,551
New York State Thruway Authority, 5.00% due 4/1/2017 pre-refunded 10/1/2015 (Second General Highway & Bridge Trust; Insured: Natl-Re)	AA-/A3	345,000	353,290
New York State Thruway Authority, 5.00% due 4/1/2017 (Second General Highway & Bridge Trust; Insured: Natl-Re)	AA/A3	2,255,000	2,308,985
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge Project)	A-/A3	5,000,000	5,718,350
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,324,720
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,960,575
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,582,270
New York State Thruway Authority, 5.00% due 1/1/2024 (Governor Thomas E. Dewey Thruway)	A/A2	1,000,000	1,220,830
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	18,300,000	21,889,728
New York State Thruway Authority, 5.00% due 1/1/2025 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,469,160
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	AA-/A3	1,000,000	1,018,910
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA/Aa3	4,725,000	5,199,815
Port Authority of New York and New Jersey GO, 5.00% due 12/1/2019 (Port Authority Facilities Capital Projects; Insured: AGM)	AA/Aa3	1,000,000	1,017,950
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,822,550
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,870,750
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,776,950
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,415,610
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA/NR	3,725,000	4,184,702
Triborough Bridge and Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	6,219,092
United Nations Development Corp., 5.00% due 7/1/2016 (One, Two and Three U.N. Plaza Project)	NR/A1	3,400,000	3,596,554
United Nations Development Corp., 5.00% due 7/1/2017 (One, Two and Three U.N. Plaza Project)	NR/A1	3,000,000	3,281,070
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	4,000,000	4,579,600
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A1	1,000,000	1,209,340

NORTH CAROLINA — 1.73%
Catawba County, 4.00% due 10/1/2015	AA-/Aa2	1,620,000	1,651,039
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,053,080
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,079,300
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2016 (Carolinas HealthCare System)	AA-/Aa3	3,520,000	3,647,882
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas HealthCare System)	AA-/Aa3	2,000,000	2,152,220
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	658,038
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,691,179
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	947,600
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,681,064
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,383,660
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa2	1,000,000	1,211,560
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa2	750,000	921,023
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa2	600,000	743,112
County of Dare, 4.00% due 6/1/2016 (Educational Facility Capital Projects)	AA-/Aa3	500,000	521,095
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA-/Aa3	400,000	427,884
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA-/Aa3	425,000	462,970
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA-/Aa3	500,000	551,470
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA-/Aa3	765,000	852,669
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA-/Aa3	1,225,000	1,451,380
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA-/Aa3	490,000	548,927
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA-/Aa3	700,000	840,357
County of Mecklenburg GO, 4.00% due 8/1/2015	AAA/Aaa	3,135,000	3,175,598
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	585,280
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,262,227
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	592,595
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,333,767
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	666,188
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	484,500
County of Wake, 5.00% due 6/1/2015 (Hammond Road Detention Center)	AA+/Aa1	1,135,000	1,144,216

Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	$1,700,000	$1,759,942
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	8,499,225
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	6,780,654
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA/A3	3,105,000	3,465,615
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021	A-/Baa1	5,000,000	5,846,300
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022	A-/Baa1	4,715,000	5,584,257
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,120,000	3,372,720
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	15,000,000	16,230,300
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	4,500,000	5,107,365
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	1,550,000	1,724,731
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	1,000,000	1,158,370
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,128,370
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	27,474,742
Winston-Salem State University, 4.00% due 4/1/2016 (Student Housing and Student Services Facilities)	A-/A3	640,000	659,872
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A-/A3	645,000	678,624
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A-/A3	815,000	903,248
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A-/A3	945,000	1,081,675

NORTH DAKOTA — 0.06%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,711,309
[a] North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	AA/NR	1,460,000	1,563,076

OHIO — 3.56%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,181,120
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,194,100
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	10,609,400
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	5,500,000	6,146,470
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A3	5,595,000	6,408,065
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,162,729
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,501,019
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,273,848
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	2,690,000	3,351,471
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,937,202
City of Akron GO, 5.00% due 12/1/2018 pre-refunded 12/1/2015 (Various Municipal Capital Projects; Insured: AMBAC)	AA+/Aa3	2,425,000	2,502,067
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,959,436
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	690,000	715,689
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	547,930
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	666,828
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	577,918
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	510,000	599,403
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	640,539
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	678,910
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,087,285
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	600,000	720,852
City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA/A1	1,030,000	1,239,162
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	764,171
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,400,980
City of Cleveland COP, 5.00% due 11/15/2016 (Cleveland Stadium)	A/A2	2,200,000	2,351,206
City of Cleveland COP, 4.75% due 11/15/2020 (Cleveland Stadium)	A/A2	2,000,000	2,267,440
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,483,612
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,335,705
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,625,645
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,363,320
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,394,740
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,928,427
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,109,905
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,183,331
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,379,505
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,139,820
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	813,813
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,176,870
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,377,080
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,306,780
County of Clermont, 2.00% due 8/1/2016 (Sanitary Sewer System)	NR/Aa3	1,325,000	1,348,373
County of Clermont, 2.00% due 8/1/2016 (Water System )	NR/Aa3	1,855,000	1,887,963
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,542,858

32    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Cuyahoga COP, 5.00% due 12/1/2019 (Convention Hotel Project)	AA-/Aa3	$2,585,000	$2,974,430
County of Cuyahoga COP, 5.00% due 12/1/2022 (Convention Hotel Project)	AA-/Aa3	9,725,000	11,658,816
County of Cuyahoga COP, 5.00% due 12/1/2023 (Convention Hotel Project)	AA-/Aa3	5,645,000	6,841,119
County of Cuyahoga COP, 5.00% due 12/1/2024 (Convention Hotel Project)	AA-/Aa3	11,515,000	13,866,824
County of Franklin, 4.00% due 11/15/2033 put 8/1/2016 (OhioHealth Corp. Hospital Facilities)	AA+/Aa2	3,235,000	3,382,969
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,084,510
Franklin County Convention Facilities Authority, 4.50% due 12/1/2021 (Greater Columbus Convention Center; Insured: AMBAC)	AA/Aaa	1,000,000	1,027,130
Franklin County Convention Facilities Authority, 5.00% due 12/1/2021 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,196,970
Franklin County Convention Facilities Authority, 5.00% due 12/1/2022 (Greater Columbus Convention Center)	AA/Aaa	500,000	605,285
Franklin County Convention Facilities Authority, 5.00% due 12/1/2024 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,231,090
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A2	1,625,000	1,743,966
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa1	1,000,000	1,030,660
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA/Aa3	1,000,000	1,150,270
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,000,000	5,569,000
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,800,000	6,085,302
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	7,200,000	7,243,200
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re)	AA/Aa2	4,600,000	4,711,918
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,975,060
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,500,000	5,810,585
Ohio State Water Development Authority PCR, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	2,000,000	2,105,140
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	24,400,000	24,535,420
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities Project)	NR/Aa3	1,550,000	1,643,124
RiverSouth Authority, 5.00% due 12/1/2016 pre-refunded 12/1/2015 (RiverSouth Area Redevelopment)	AA+/Aa2	2,380,000	2,456,112
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,888,600
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,106,210
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,123,270
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,505,225
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,186,260
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	3,000,725
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	5,000,000	5,081,500
State of Ohio GO, 5.00% due 8/1/2015 (Higher Education Facility Projects)	AA+/Aa1	6,010,000	6,107,963
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,906,960
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	3,500,000	3,705,870
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,789,489
Youngstown City School District GO, 3.00% due 12/1/2015 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,016,750
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,493,294
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,593,531
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,692,300
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,780,427
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,868,630
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,917,435
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,975,049
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,842,392

OKLAHOMA — 2.30%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,534,827
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	3,017,857
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,587,929
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa3	3,630,000	3,685,938
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian) (ETM)	BBB-/NR	1,340,000	1,356,871
Oklahoma County Finance Authority, 3.00% due 9/1/2015 (Western Heights Public Schools)	A+/NR	375,000	379,159
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,176,670
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,452,549
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	271,283
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,363,418
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,316,520
Oklahoma County ISD No. 1 GO, 1.00% due 1/1/2016	A+/NR	4,075,000	4,096,964
Oklahoma DFA, 5.00% due 8/15/2017 (INTEGRIS Health) (ETM)	AA-/Aa3	4,375,000	4,820,944
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health) (ETM)	AA-/Aa3	500,000	566,870
[b] Oklahoma DFA, 5.00% due 8/15/2022 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,194,100
[b] Oklahoma DFA, 5.00% due 8/15/2023 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,206,770
[b] Oklahoma DFA, 5.00% due 8/15/2024 (INTEGRIS Health)	AA-/Aa3	1,225,000	1,485,998

Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[b] Oklahoma DFA, 5.00% due 8/15/2025 (INTEGRIS Health)	AA-/Aa3	$1,000,000	$1,219,350
Oklahoma DFA, 0.03% due 8/15/2033 put 4/1/2015 (INTEGRIS Health; Insured: AGM; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa3	47,900,000	47,900,000
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A2	1,165,000	1,225,871
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A2	1,075,000	1,172,847
Oklahoma Turnpike Authority, 0.03% due 1/1/2028 put 4/1/2015 (Creek Turnpike and John Kilpatrick Turnpike Systems; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	62,715,000	62,715,000
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,816,331
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	10,129,684
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2015 (Broken Arrow School District)	AA/NR	2,000,000	2,000,000
Tulsa County ISD No. 3 GO, 2.00% due 4/1/2016 (Broken Arrow School District)	AA/NR	1,725,000	1,754,601
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,535,577

OREGON — 0.13%
Oregon Facilities Authority, 5.00% due 3/15/2016 (Legacy Health System)	AA-/A1	1,000,000	1,041,420
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	AA-/A1	1,100,000	1,196,239
State of Oregon GO, 0.03% due 6/1/2028 put 4/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	4,600,000	4,600,000
State of Oregon GO, 0.03% due 6/1/2040 put 4/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	3,000,000	3,000,000

PENNSYLVANIA — 3.97%
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,324,300
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,465,679
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,017,642
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2020 (Duquesne University of the Holy Spirit)	A-/A2	250,000	288,948
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2023 (Duquesne University of the Holy Spirit)	A-/A2	300,000	357,132
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2024 (Duquesne University of the Holy Spirit)	A-/A2	500,000	598,690
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2025 (Duquesne University of the Holy Spirit)	A-/A2	1,145,000	1,381,271
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,275,670
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	2,064,975
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,612,497
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,708,623
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	2,100,000	2,366,553
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA/NR	1,475,000	1,536,493
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,399,748
Athens Area School District GO, 2.00% due 4/15/2016 (Insured: AGM) (State Aid Withholding)	NR/A2	470,000	477,482
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A2	2,600,000	2,739,672
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A2	2,680,000	2,787,012
Chester County School Authority, 5.00% due 4/1/2016 pre-refunded 10/1/2015 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	1,961,017
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA/A1	5,570,000	6,094,583
City of Philadelphia, 5.00% due 7/1/2022 pre-refunded 7/1/2015 (Water and Wastewater System; Insured: AGM)	AA/A1	1,155,000	1,168,906
City of Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA/A2	3,315,000	3,327,862
City of Philadelphia Gas Works, 5.00% due 10/1/2017 (Insured: AMBAC)	A-/Baa2	400,000	435,768
City of Philadelphia Gas Works, 5.00% due 7/1/2018 (Insured: AGM)	AA/A2	1,395,000	1,554,449
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA/A1	3,030,000	3,234,343
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA/A1	2,210,000	2,364,678
City of Pittsburgh GO, 5.25% due 9/1/2018 pre-refunded 9/1/2016 (Insured: AGM)	AA/A1	3,240,000	3,462,037
City of Pittsburgh GO, 5.00% due 9/1/2022 (Insured: BAM)	AA/A1	1,100,000	1,320,231
Commonwealth of Pennsylvania GO, 5.00% due 10/1/2022	AA-/Aa3	575,000	614,951
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College Project)	A/NR	1,390,000	1,470,842
Cumberland Valley School District GO, 5.00% due 11/15/2018 (Insured: AGM) (State Aid Withholding)	NR/Aa3	3,590,000	3,695,941
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System; Insured: BAM)	AA/NR	505,000	523,821
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	459,243
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	672,234
[a] Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,317,883
Geisinger Authority, 0.01% due 6/1/2041 put 4/1/2015 (Geisinger Health System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA/Aa2	16,300,000	16,300,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 2/15/2021 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	11,515,000	11,515,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 7/1/2022 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	6,320,000	6,320,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 7/1/2025 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	33,000,000	33,000,000

34    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 7/1/2041 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	$10,100,000	$10,100,000
Lancaster County Hospital Authority, 3.00% due 11/1/2016 (Masonic Villages Project)	A/NR	1,550,000	1,602,282
Lancaster County Hospital Authority, 4.00% due 11/1/2017 (Masonic Villages Project)	A/NR	865,000	925,948
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,105,000	1,246,153
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,195,444
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,000,000	4,815,200
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,823,744
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,487,000
Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A/NR	3,000,000	3,507,660
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	545,615
[a] Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,295,300
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,286,864
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	1,981,727
Pennsylvania Economic DFA, 5.00% due 7/1/2016 (Pennsylvania Dept. of Labor and Industry)	AA+/Aaa	10,000,000	10,591,100
Pennsylvania Economic DFA, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	A-/NR	7,750,000	7,773,172
Pennsylvania Economic DFA, 1.75% due 12/1/2033 put 12/1/2015 (Waste Management, Inc.)	A-/NR	2,000,000	2,017,600
Pennsylvania Economic DFA, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BB/Ba1	14,000,000	14,090,020
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,379,688
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	5,921,100
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,894,496
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,232,810
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	605,000	638,959
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,587,300
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,110,403
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/A1	2,270,000	2,457,638
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/A1	18,410,000	20,975,433
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/A1	4,210,000	4,796,663
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/A1	2,265,000	2,595,531
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	3,040,733
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	8,870,185
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,884,466
Plum Borough School District GO, 2.00% due 9/15/2015 (Insured: BAM) (State Aid Withholding)	AA/NR	850,000	856,256
Plum Borough School District GO, 3.00% due 9/15/2016 (Insured: BAM) (State Aid Withholding)	AA/NR	750,000	775,260
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	251,635
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	805,882
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	429,320
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	434,824
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,326,488
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,615,807
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,794,796
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,671,696
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,779,439
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	559,422
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,271,387
School District of Pittsburgh GO, 5.50% due 9/1/2016 (Insured: AGM) (State Aid Withholding)	AA/Aa3	4,000,000	4,280,320
Wayne County Hospital and HFA, 2.00% due 7/1/2016 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	500,000	509,145
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,000,000	1,024,890
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	640,481
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,238,088
West Mifflin Area School District GO, 3.70% due 10/1/2015 (Insured: AGM) (State Aid Withholding)	AA/A2	2,210,000	2,248,631

RHODE ISLAND — 1.62%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	986,658
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,451,213
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,541,410
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,411,700
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,786,593
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,938,705
Rhode Island Convention Center Authority, 5.25% due 5/15/2015 (Convention Center and Parking Projects; Insured: Natl-Re)	AA-/A3	390,000	391,147
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/Aa3	5,615,000	6,254,717
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/Aa3	7,310,000	8,296,265
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/Aa3	5,890,000	6,796,824
Rhode Island Convention Center Authority, 5.00% due 5/15/2021 (Convention Center and Parking Projects; Insured: AGM)	AA/Aa3	2,000,000	2,011,580
Rhode Island Convention Center Authority, 5.00% due 5/15/2022 (Convention Center and Parking Projects; Insured: AGM)	AA/Aa3	125,000	125,724

Semi-Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Rhode Island Health & Educational Building Corp., 4.00% due 9/15/2015 (University of Rhode Island Auxiliary Enterprise)	A+/A1	$500,000	$508,205
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	870,060
Rhode Island Health & Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,664,012
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2015 (Shepard’s Building; Insured: AGM)	AA/Aa3	800,000	819,096
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	689,352
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School Project)	AA-/Aa3	1,575,000	1,809,549
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,605,588
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School Project)	AA-/Aa3	1,405,000	1,640,619
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,361,000
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School Project)	AA-/Aa3	3,540,000	4,178,970
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation Project)	AA-/Aa3	2,020,000	2,393,054
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,502,087
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School Project)	AA-/Aa3	3,620,000	4,313,121
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,800,180
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School Project)	AA-/Aa3	1,705,000	2,046,205
State of Rhode Island and Providence Plantations COP, 5.00% due 11/1/2024 (Information Technology Project)	AA-/Aa3	3,010,000	3,631,023
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,832,200
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,828,791
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,365,972
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	19,722,121
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,148,310
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,830,282
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,155,660

SOUTH CAROLINA — 0.49%
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	AA-/NR	550,000	638,094
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	AA-/NR	1,000,000	1,171,520
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	AA-/NR	2,000,000	2,382,420
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,656,392
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	710,000	774,589
County of Charleston, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,186,842
County of Charleston, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	3,005,235
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	3,790,535
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,167,490
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA/A1	1,000,000	1,030,380
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA/A1	1,000,000	1,069,700
Lexington One School Facilities Corp., 5.00% due 12/1/2015 (Lexington County School District No. 1) (ETM)	NR/Aa3	1,000,000	1,031,980
Piedmont Municipal Power Agency, 5.00% due 1/1/2016 (Electric Generation and Transmission Facilities)	A-/Baa1	490,000	507,013
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/A3	3,800,000	4,518,960
[b] SCAGO Educational Facilities Corp., 5.00% due 12/1/2021 (School District of Pickens County)	A/A1	1,810,000	2,137,863
[b] SCAGO Educational Facilities Corp., 5.00% due 12/1/2022 (School District of Pickens County)	A/A1	500,000	595,600
[b] SCAGO Educational Facilities Corp., 5.00% due 12/1/2023 (School District of Pickens County)	A/A1	1,000,000	1,197,840
[b] SCAGO Educational Facilities Corp., 5.00% due 12/1/2024 (School District of Pickens County)	A/A1	1,010,000	1,217,494
[b] SCAGO Educational Facilities Corp., 5.00% due 12/1/2025 (School District of Pickens County)	A/A1	1,000,000	1,204,900
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2015 (CareAlliance Health Services; Insured: AGM) (ETM)	NR/A2	3,000,000	3,053,730
State of South Carolina GO, 5.00% due 4/1/2015 (Transportation Infrastructure) (State Aid Withholding)	AA+/Aaa	2,070,000	2,070,000

SOUTH DAKOTA — 0.35%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re) (ETM)	AA/A3	2,000,000	2,097,420
South Dakota Building Authority, 5.00% due 6/1/2022	AA/Aa2	500,000	601,595
South Dakota Building Authority, 5.00% due 6/1/2024	AA/Aa2	1,000,000	1,209,960
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2015 (Regional Health)	NR/A1	1,390,000	1,417,883
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A+/A1	1,310,000	1,345,724
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,061,370
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,354,324
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,206,161
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,475,879
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,124,190
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,433,342
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,680,609
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,168,350
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health)	AA-/A1	1,670,000	1,976,979
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,040,000	1,091,002

36    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	$1,055,000	$1,128,027
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,165,000	1,264,782

TENNESSEE — 0.52%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa2	3,500,000	3,600,905
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa2	6,000,000	6,764,340
Hallsdale-Powell Utility District, 3.00% due 4/1/2016	AA/NR	500,000	513,115
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	A-/Baa1	3,000,000	3,051,150
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	A-/Baa1	5,000,000	5,341,050
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/Baa1	11,000,000	12,050,720
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/Baa1	5,000,000	5,631,050
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/Baa1	1,190,000	1,365,846

TEXAS — 10.29%
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,652,985
Bexar Metropolitan Water District, 4.50% due 5/1/2021 (Waterworks System; Insured: Natl-Re)	AA-/A1	1,200,000	1,250,964
Brazos River Authority, 4.90% due 10/1/2015 (Houston Industries, Inc. Project; Insured: Natl-Re)	AA-/A3	4,685,000	4,783,291
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2015 (Roman Catholic Diocese of Austin)	NR/Baa1	1,100,000	1,100,000
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,504,013
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	3,370,000	3,464,326
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A2	3,000,000	3,614,940
City of Austin, 5.00% due 5/15/2015 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	1,520,000	1,529,074
City of Austin, 5.00% due 5/15/2016 (Water and Wastewater System; Insured: Natl-Re)	AA/Aa2	1,500,000	1,546,140
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,196,987
City of Beaumont, 5.00% due 9/1/2023 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	5,000,000	6,081,600
City of Beaumont, 5.00% due 9/1/2024 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	2,500,000	3,022,975
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,746,900
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,811,262
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,855,667
City of Bryan, 5.00% due 7/1/2015 (Electric System)	A+/A2	1,150,000	1,163,605
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A2	8,000,000	8,630,000
City of Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,650,100
City of Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	3,973,961
City of Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,557,897
City of Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	4,768,205
City of Houston, 5.00% due 7/1/2015 (Airport System)	AA-/Aa3	2,600,000	2,631,304
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,748,032
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,121,770
City of Houston, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA/A2	3,650,000	3,171,667
City of Houston, 5.00% due 9/1/2020 (Convention & Entertainment Facilities)	A-/A2	650,000	756,139
City of Houston, 5.00% due 9/1/2021 (Convention & Entertainment Facilities)	A-/A2	1,500,000	1,764,090
City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/Aa2	3,000,000	3,632,160
City of Houston, 5.00% due 9/1/2022 (Convention & Entertainment Facilities)	A-/A2	600,000	710,166
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	AA/Aa2	5,000,000	6,100,450
City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/Aa2	4,445,000	5,459,527
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	AA/Aa2	5,000,000	6,176,400
City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/Aa2	7,250,000	8,979,487
City of Houston, 5.00% due 9/1/2024 (Convention & Entertainment Facilities)	A-/A2	1,215,000	1,457,502
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	AA/Aa2	5,000,000	6,244,250
City of Laredo, 5.00% due 3/15/2021 (Sports Venues; Insured: AGM)	AA/A1	600,000	704,628
City of Laredo, 5.00% due 3/15/2022 (Sports Venues; Insured: AGM)	AA/A1	2,000,000	2,372,360
City of Laredo, 5.00% due 3/15/2023 (Sports Venues; Insured: AGM)	AA/A1	1,500,000	1,790,475
City of Laredo, 5.00% due 3/15/2024 (Sports Venues; Insured: AGM)	AA/A1	300,000	359,730
City of Laredo GO, 5.00% due 2/15/2018 (Streets, Sidewalks, Drainage, Signals, Lighting; Insured: Natl-Re)	AA/Aa2	2,000,000	2,163,740
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word Project)	NR/A3	3,620,000	4,218,639
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word Project)	NR/A3	1,000,000	1,177,000
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	24,155,400
City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,780,310
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,744,452
City of Weslaco GO, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	AA-/A2	2,835,000	3,029,283
Clifton Higher Education Finance Corp., 5.00% due 8/15/2016 (IDEA Public Schools)	BBB/NR	225,000	236,599
Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	341,362
Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	360,789
Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	445,000	504,608
Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,267,046
Collin County GO, 5.00% due 2/15/2016 (Road and Highway Construction)	AAA/Aaa	1,465,000	1,526,178

Semi-Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Corpus Christi Business & Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	$625,000	$727,825
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,936,709
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,808,660
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,160,000	1,252,835
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,260,000	1,360,838
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	1,935,000	2,084,459
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	2,035,000	2,192,183
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	A-/A3	2,175,000	2,335,819
Decatur ISD GO, 3.00% due 8/15/2015 (Wise County; Guaranty: PSF)	AAA/NR	1,710,000	1,728,331
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	1,200,000	1,220,532
[a] Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,232,260
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,592,770
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa1	5,000,000	5,519,100
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2016 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	500,000	524,690
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	858,280
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,142,130
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	2,000,000	2,311,300
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,919,670
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2015 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,450,000	1,493,399
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,365,000	1,549,480
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,000,000	1,160,820
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2022 (Memorial Hermann Health)	A+/A1	200,000	240,566
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2023 (Memorial Hermann Health)	A+/A1	400,000	485,720
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2024 (Memorial Hermann Health)	A+/A1	3,000,000	3,671,160
Harris County GO, 4.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	2,995,000	3,053,283
Harris County GO, 5.00% due 10/1/2015 (County Permanent Improvements)	AAA/NR	4,000,000	4,097,840
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (CHRISTUS Health System; Insured: AGM)	AA/A1	6,260,000	6,613,001
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Healthcare System; LOC: JPMorgan Chase Bank, N.A.)	NR/A1	1,245,000	1,509,899
Harris County Health Facilities Development Corp., 0.03% due 10/1/2041 put 4/1/2015 (Texas Children’s Hospital; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	56,285,000	56,285,000
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	AA-/A2	1,500,000	1,600,365
Harris County-Houston Sports Authority, 5.00% due 11/15/2022 (Insured: AGM)	AA/A2	5,410,000	6,482,262
Harris County-Houston Sports Authority, 5.00% due 11/15/2023 (Insured: AGM)	AA/A2	9,475,000	11,411,974
Harris County-Houston Sports Authority, 5.00% due 11/15/2024 (Insured: AGM)	AA/A2	7,930,000	9,593,397
Hays County GO, 5.00% due 2/15/2022	AA/NR	750,000	897,315
Hays County GO, 5.00% due 2/15/2023	AA/NR	1,500,000	1,813,350
Hays County GO, 5.00% due 2/15/2024	AA/NR	1,300,000	1,580,943
Hays County GO, 5.00% due 2/15/2025	AA/NR	500,000	612,610
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,865,000	2,109,296
Houston ISD GO, 3.00% due 7/15/2015 (Harris County School Buildings)	AA+/Aaa	2,000,000	2,016,680
Houston ISD GO, 1.50% due 6/1/2036 put 6/1/2015 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,020,900
Houston ISD GO, 2.00% due 6/1/2037 put 6/1/2016 (Harris County School Buildings; Guaranty: PSF)	AAA/Aaa	10,000,000	10,140,400
Hutto ISD GO, 0% due 8/1/2017 pre-refunded 8/1/2016 (Guaranty: PSF)	AAA/NR	2,170,000	2,059,243
Irving ISD GO, 0% due 2/15/2017 pre-refunded 2/15/2016 (Guaranty: PSF)	NR/Aaa	155,000	147,180
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	845,000	802,632
Kerrville Health Facilities Development Corp., 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB/NR	4,000,000	4,092,480
Laredo Community College District GO, 5.00% due 8/1/2019 (School Facilities Improvements)	AA-/Aa3	880,000	1,015,265
Laredo Community College District GO, 5.00% due 8/1/2020 (School Facilities Improvements)	AA-/Aa3	1,360,000	1,598,435
Laredo Community College District GO, 5.00% due 8/1/2022 (School Facilities Improvements)	AA-/Aa3	655,000	789,308
Laredo Community College District GO, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	610,000	743,322
Laredo Community College District GO, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	715,000	880,294
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,220,431
Lower Colorado River Authority, 5.00% due 5/15/2025 pre-refunded 5/15/2022	NR/NR	55,000	66,928
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A2	8,020,000	9,341,455
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	A-/NR	8,500,000	8,551,425
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	1,047,809
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,124,680

38    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	$44,745,000	$44,974,542
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,358,652
Northside ISD GO, 2.00% due 6/1/2039 put 6/1/2019 (Educational Facilities; Guaranty: PSF)	NR/Aaa	2,230,000	2,266,840
Nueces River Authority, 5.00% due 7/15/2015 (City of Corpus Christi Lake Texana Project; Insured: AGM)	AA/Aa3	1,000,000	1,013,880
Pasadena ISD GO, 3.00% due 2/15/2044 put 8/15/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	8,775,000	9,366,523
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,097,460
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,931,975
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,878,795
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	915,000	1,074,585
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	1,600,000	1,775,872
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	195,000,000	196,162,200
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A+/Aa3	2,280,000	2,414,292
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A+/Aa3	2,000,000	2,187,440
Tarrant County Cultural Education Facilities Finance Corp., 0.02% due 10/1/2041 put 4/1/2015 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	62,000,000	62,000,000
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA/A2	10,000,000	11,002,100
Texas Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,486,598
Texas Public Finance Authority, 5.00% due 7/1/2017 pre-refunded 1/1/2016 (Unemployment Compensation)	AAA/Aaa	15,500,000	16,058,465
Texas Transportation Commission, 5.00% due 8/15/2022 (Central Texas Turnpike System)	BBB+/Baa1	400,000	469,744
Texas Transportation Commission, 5.00% due 8/15/2023 (Central Texas Turnpike System)	BBB+/Baa1	730,000	863,919
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,190,230
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,395,482
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,716,480
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,077,869
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,198,900
Walnut Creek Special Utility District, 4.00% due 1/10/2020 (Water System Improvements; Insured: BAM)	AA/NR	520,000	572,510
Walnut Creek Special Utility District, 4.00% due 1/10/2021 (Water System Improvements; Insured: BAM)	AA/NR	445,000	491,160
Walnut Creek Special Utility District, 5.00% due 1/10/2022 (Water System Improvements; Insured: BAM)	AA/NR	525,000	615,111
Walnut Creek Special Utility District, 5.00% due 1/10/2024 (Water System Improvements; Insured: BAM)	AA/NR	750,000	888,983
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,344,905

U.S. VIRGIN ISLANDS — 0.12%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	8,715,769

UTAH — 1.57%
City of Murray, 0.02% due 5/15/2036 put 4/1/2015 (IHC Health Services, Inc.) (daily demand notes)	AA+/Aa1	20,820,000	20,820,000
City of Murray, 0.03% due 5/15/2037 put 4/1/2015 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	38,390,000	38,390,000
South Valley Water Reclamation Facility, 5.00% due 8/15/2024 pre-refunded 8/15/2015 (Sewer Treatment Facility Improvements; Insured: AMBAC)	A+/NR	2,110,000	2,147,621
Utah Transit Authority, 5.00% due 6/15/2022 (Integrated Mass Transit System)	A+/A1	710,000	853,889
Utah Transit Authority, 5.00% due 6/15/2023 (Integrated Mass Transit System)	A+/A1	775,000	941,625
Utah Transit Authority, 5.00% due 6/15/2024 (Integrated Mass Transit System)	A+/A1	825,000	1,009,866
Utah Transit Authority, 5.00% due 6/15/2025 (Integrated Mass Transit System)	A+/A1	1,235,000	1,512,134
Weber County, 0.03% due 2/15/2031 put 4/1/2015 (IHC Health Services, Inc.; SPA: The Bank of New York Mellon) (daily demand notes)	AA+/Aa1	29,800,000	29,800,000
Weber County, 0.03% due 2/15/2035 put 4/1/2015 (IHC Health Services, Inc.; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa1	20,700,000	20,700,000

VERMONT — 0.30%
Vermont Colleges GO, 4.00% due 7/1/2017	A/NR	5,375,000	5,616,176
Vermont EDA, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	16,559,498

VIRGINIA — 0.30%
Fairfax County EDA, 5.00% due 8/1/2016 (Wiehle Avenue Metrorail Station Parking Project)	AA+/Aa2	2,600,000	2,758,132
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	5,000,000	5,096,950
Fairfax County GO, 5.00% due 10/1/2016 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	1,100,000	1,176,186
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	6,207,465
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	6,042,850
Northwestern Regional Jail Authority, 5.00% due 7/1/2033 pre-refunded 7/1/2015 (Community Corrections Center; Insured: Natl-Re)	AA-/Aa2	900,000	910,764

WASHINGTON — 1.99%
Bremerton School District No. 100C GO, 0% due 12/1/2015 (Insured: AGM)	NR/Aa1	1,270,000	1,266,901
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	6,000,590
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,485,000
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	475,000	519,987

Semi-Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	$1,000,000	$1,119,390
Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,286,240
Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,314,860
Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,346,380
Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,186,680
Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,196,850
Energy Northwest, 5.00% due 7/1/2025 (Nine Canyon Wind Project Phase I-III)	NR/A2	850,000	1,030,804
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,158,540
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,084,150
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,213,608
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,619,239
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,924,731
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,104,427
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,194,566
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,085,441
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	AA-/A2	5,000,000	5,721,700
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA/Aa2	800,000	831,880
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA/Aa2	2,000,000	2,161,140
Skagit County Public Hospital District No. 1, 4.00% due 12/1/2016 (Skagit Regional Health)	NR/Baa2	1,000,000	1,041,820
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	882,776
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	934,315
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,319,709
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	569,880
Skagit County Public Hospital District No. 1, 5.375% due 12/1/2022 (Skagit Valley Hospital)	NR/Baa2	500,000	511,130
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	860,453
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,077,490
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,390,294
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,954,199
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,837,136
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,704,849
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,318,525
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,092,090
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,105,260
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,110,860
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,111,890
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	2,006,578
State of Washington COP, 5.00% due 7/1/2016 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,415,000	2,556,181
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,802,835
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	3,009,731
State of Washington COP, 5.00% due 7/1/2019 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,152,930
State of Washington COP, 5.00% due 7/1/2020 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,861,966
State of Washington COP, 5.00% due 7/1/2021 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,726,875
State of Washington COP, 5.00% due 7/1/2022 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,621,450
State of Washington GO, 5.00% due 7/1/2015 (Public Highway, Bridge, Ferry Capital and Operating Costs)	AA+/Aa1	5,355,000	5,420,438
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,884,320
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,863,050
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,838,777
State of Washington GO, 5.00% due 7/1/2025 (Motor Vehicle Fuel Tax)	AA+/Aa1	10,475,000	12,999,684
State of Washington Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	3,000,000	2,997,750
Washington Health Care Facilities Authority, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/Aa3	2,000,000	2,034,340
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/Aa3	2,075,000	2,196,782
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A/A2	1,245,000	1,361,943
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/Aa3	1,000,000	1,093,730
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,620,901
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/Aa3	2,000,000	2,234,240

40    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A/A2	$1,050,000	$1,206,818
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,120,490

WEST VIRGINIA — 0.14%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company Project)	BBB/Baa1	3,300,000	3,311,154
Monongalia County Building Commission, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	3,185,000	3,214,270
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,162,500
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,179,070
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,788,840

WISCONSIN — 0.82%
Fox Valley Technical College District GO, 3.00% due 12/1/2015 (Higher Education Facility Projects)	NR/Aaa	4,515,000	4,601,011
State of Wisconsin, 5.00% due 7/1/2015 (Petroleum Environmental Cleanup Fund Award Program)	AA/Aa2	4,000,000	4,048,880
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	4,100,000	4,155,391
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	3,891,131
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,391,244
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,081,760
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,436,095
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A-/A3	1,855,000	2,051,426
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A-/A3	1,000,000	1,129,900
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A-/A3	2,110,000	2,423,947
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,256,868
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	3,045,221
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,864,896
Wisconsin Health & Educational Facilities Authority, 5.00% due 12/1/2022 (UnityPoint Health)	NR/Aa3	1,000,000	1,192,360
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,800,000	1,812,528
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	4,779,135
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,809,600
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,880,271

TOTAL INVESTMENTS — 93.87% (Cost $6,708,342,113)			$6,942,420,970
OTHER ASSETS LESS LIABILITIES — 6.13%			453,129,268

NET ASSETS — 100.00%			$7,395,550,238

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CalPERS	California Public Employees’ Retirement System
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FSA	Insured by Financial Security Assurance Co.
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority

HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Semi-Annual Report    41

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $6,708,342,113) (Note 2)	$6,942,420,970
Cash	373,279,036
Receivable for investments sold	22,820,981
Receivable for fund shares sold	19,521,232
Interest receivable	72,026,172
Prepaid expenses and other assets	117,635

Total Assets	7,430,186,026

LIABILITIES
Payable for investments purchased	20,463,459
Payable for fund shares redeemed	10,253,180
Payable to investment advisor and other affiliates (Note 3)	2,833,643
Accounts payable and accrued expenses	161,810
Dividends payable	923,696

Total Liabilities	34,635,788

NET ASSETS	$7,395,550,238

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(947,051)
Net unrealized appreciation on investments	234,078,857
Accumulated net realized gain (loss)	(2,486,569)
Net capital paid in on shares of beneficial interest	7,164,905,001

$7,395,550,238

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,867,239,870 applicable to 128,227,730 shares of beneficial interest outstanding - Note 4)	$14.56
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.78

Class C Shares:
Net asset value and offering price per share* ($755,684,964 applicable to 51,799,790 shares of beneficial interest outstanding - Note 4)	$14.59

Class I Shares:
Net asset value, offering and redemption price per share ($4,772,625,404 applicable to 327,701,385 shares of beneficial interest outstanding - Note 4)	$14.56

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

42    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $43,774,603)	$81,936,836

EXPENSES
Investment advisory fees (Note 3)	9,480,941
Administration fees (Note 3)
Class A Shares	1,160,558
Class C Shares	469,661
Class I Shares	1,150,070
Distribution and service fees (Note 3)
Class A Shares	2,321,117
Class C Shares	1,879,989
Transfer agent fees
Class A Shares	553,290
Class C Shares	163,835
Class I Shares	1,278,710
Registration and filing fees
Class A Shares	36,127
Class C Shares	19,346
Class I Shares	59,428
Custodian fees (Note 3)	230,581
Professional fees	55,016
Accounting fees	122,800
Trustee fees	119,905
Other expenses	193,873

Total Expenses	19,295,247
Less:
Fees paid indirectly (Note 3)	(46,931)

Net Expenses	19,248,316

Net Investment Income	62,688,520

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(60,602)
Net change in unrealized appreciation (depreciation) on investments	(7,517,313)

Net Realized and Unrealized Loss	(7,577,915)

Net Increase in Net Assets Resulting from Operations	$55,110,605

See notes to financial statements.

Semi-Annual Report    43

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$62,688,520	$128,131,476
Net realized gain (loss) on investments	(60,602)	(22,996)
Net unrealized appreciation (depreciation) on investments	(7,517,313)	89,178,704

Net Increase (Decrease) in Net Assets Resulting from Operations	55,110,605	217,287,184

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(14,418,640)	(37,884,453)
Class C Shares	(4,949,704)	(11,622,218)
Class I Shares	(43,320,176)	(78,624,805)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	3,762,878	(341,940,499)
Class C Shares	6,776,056	(55,692,515)
Class I Shares	360,181,241	864,935,978

Net Increase in Net Assets	363,142,260	556,458,672

NET ASSETS
Beginning of Period	7,032,407,978	6,475,949,306

End of Period	$7,395,550,238	$7,032,407,978

Distribution in excess of net investment income	$(947,051)	$(947,051)

*	Unaudited

See notes to financial statements.

44    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Semi-Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$6,942,420,970	$—	$6,942,420,970	$—

Total Investments in Securities	$6,942,420,970	$—	$6,942,420,970	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business

46    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned commissions aggregating $38 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $16,816 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.
The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $46,931.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	11,225,587	$163,728,273	36,108,479	$522,536,121
Shares issued to shareholders in reinvestment of dividends	884,822	12,912,091	2,381,396	34,534,840
Shares repurchased	(11,847,258)	(172,877,486)	(62,000,850)	(899,011,460)

Net increase (decrease)	263,151	$3,762,878	(23,510,975)	$(341,940,499)

Class C Shares
Shares sold	4,095,853	$59,865,570	7,940,555	$115,293,887
Shares issued to shareholders in reinvestment of dividends	288,306	4,214,418	677,717	9,847,834
Shares repurchased	(3,920,596)	(57,303,932)	(12,467,177)	(180,834,236)

Net increase (decrease)	463,563	$6,776,056	(3,848,905)	$(55,692,515)

Class I Shares
Shares sold	53,471,607	$780,502,120	128,853,171	$1,869,230,997
Shares issued to shareholders in reinvestment of dividends	2,698,493	39,378,705	4,847,211	70,339,213
Shares repurchased	(31,495,881)	(459,699,584)	(74,200,163)	(1,074,634,232)

Net increase (decrease)	24,674,219	$360,181,241	59,500,219	$864,935,978

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $410,433,230 and $316,498,816, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,708,342,113

Gross unrealized appreciation on a tax basis	$236,431,583
Gross unrealized depreciation on a tax basis	(2,352,726)

Net unrealized appreciation (depreciation) on investments (tax basis)	$234,078,857

At March 31, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $117,573. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At March 31, 2015, the Fund had cumulative tax basis capital losses of $212,116 (of which $212,116 is short-term and $0 is long-term), generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

48    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

At March 31, 2015, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2015	$1,903,834
2016	192,444

$2,096,278

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    49

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$14.58	0.11	(0.02)	0.09	(0.11)	—	(0.11)	$14.56	1.55	(d)	0.72	(d)	0.72	(d)	0.72	(d)	0.64	5.25	$1,867,240
2014(c)	$14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$14.58	1.78		0.72		0.71		0.72		3.20	14.46	$1,865,213
2013(c)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81		0.71		0.71		0.71		(0.39)	17.47	$2,178,317
2012(c)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13		0.72		0.72		0.72		4.36	12.72	$2,131,540
2011(c)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53		0.74		0.74		0.74		3.43	16.15	$1,649,965
2010(c)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66		0.78		0.78		0.78		4.70	12.57	$1,613,582
Class C Shares
2015(b)	$14.60	0.10	(0.01)	0.09	(0.10)	—	(0.10)	$14.59	1.32	(d)	0.96	(d)	0.96	(d)	0.96	(d)	0.59	5.25	$755,685
2014	$14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$14.60	1.52		0.97		0.96		0.97		2.87	14.46	$749,648
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55		0.97		0.97		0.97		(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85		0.99		0.99		0.99		4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27		1.00		1.00		1.00		3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36		1.05		1.05		1.55		4.48	12.57	$481,808
Class I Shares
2015(b)	$14.58	0.14	(0.02)	0.12	(0.14)	—	(0.14)	$14.56	1.88	(d)	0.39	(d)	0.39	(d)	0.39	(d)	0.80	5.25	$4,772,625
2014	$14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$14.58	2.09		0.40		0.40		0.40		3.53	14.46	$4,417,547
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15		0.37		0.37		0.37		(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46		0.39		0.39		0.39		4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87		0.40		0.40		0.40		3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98		0.44		0.44		0.44		5.04	12.57	$1,890,196

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

50 Semi-Annual Report	Semi-Annual Report 51

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,006.40	$3.60
Hypothetical*	$1,000.00	$1,021.34	$3.63
Class C Shares
Actual	$1,000.00	$1,005.90	$4.78
Hypothetical*	$1,000.00	$1,020.17	$4.81
Class I Shares
Actual	$1,000.00	$1,008.00	$1.95
Hypothetical*	$1,000.00	$1,022.99	$1.97

†	Expenses are equal to the annualized expense ratio for each class (A: 0.72%; C: 0.96%; I: 0.39%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

52    Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    53

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

54    Semi-Annual Report

THORNBURG FUND FAMILY

Fundamental, Bottom-up Equity Research

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    55

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1072

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Intermediate Municipal Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

April 16, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by five cents to $14.28 per share during the six months ended March 31, 2015. If you were with us for the entire period, you received dividends of 15.13 cents per share. If you reinvested your dividends, you received 15.20 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 1.42% total return (without sales charge) for the six months ended March 31, 2015, compared to the 1.71% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.76% more price return and 1.05% less income than its benchmark.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration (a measure of interest-rate sensitivity) was 4.67 years, compared to 5.42 years for the benchmark. The shorter duration hurt performance by 0.24%. The Fund’s position along the yield curve added 0.02%, and sector selection contributed 0.31% of relative performance. Credit selection was immaterial to overall performance. Other factors including security selection added 0.67%.

The Municipal Market

The municipal market has been something of a roller coaster over the past six months. Much of that volatility revolves around investors’ increased fears of an eventual Federal Reserve rate increase. While those fears aren’t completely unfounded, we believe the typical municipal investor is ignoring several other sources of risk present in the market.

First and foremost, it appears that risk is mispriced. At a very high level, we examine two primary sources of risk in the municipal market: duration and credit quality. The hunt for excess yield has bid up the prices of these sources of risk to levels we believe are unsustainable.

Investors looking for more yield can increase the duration of their purchases. This strategy often makes sense in a period characterized by a steep yield curve. When the curve is sufficiently steep, the incremental yield an investor picks up for buying a bond one year longer may, in fact, provide adequate compensation for the increased interest-rate risk. But through the six months ended March 31, 2015, we believe compensation offered to investors to extend duration was not in line with the added risk. This was particularly true when looking at the overall low level of interest rates in the market. Chart I shows the yield of a AAA rated general obligation bond less the core PCE index (or Personal Consumption Expenditures index, the Federal Reserve’s favored inflation measure). This is the so-called “real yield” an investor receives after inflation; this was and continues to be well below the long-term average.

Chart I 10-Year AAA General Obligation Municipal Bond Real Yield History, Using Core PCE Index

Less risk-averse investors can also decrease the average credit quality of their portfolios in an attempt to generate more income. While this can be a sound strategy in times of wide credit spreads, it fails during periods when credit risk is mispriced. Chart II shows a history of credit spreads, which in this case is the incremental yield an investor picked up from investing in a BBB rated revenue bond versus a AAA rated general obligation bond. Such spreads are as tight as they have been since before the great recession, when municipal bond insurers were thriving and a majority of the market was insured with AAA ratings.

In addition to overpriced risks, investors need to be prepared for continued volatility in the market. We live in a world where the Federal Reserve’s statements are analyzed word for word. The inclusion or deletion of any given word has the potential to send the markets roiling. The increased volatility may be exacerbated in the future by liquidity constraints facing the market, prompted by recent federal regulation. As a result of Dodd-Frank and other regulations, large broker/dealers will no longer be able to allocate the same amount of capital to the municipal market as they have in the past. Without that support, the market could be rattled more than usual if and when we see large outflows.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Chart II Credit-Spread Difference, BBB Rated Revenue v. AAA Rated General Obligation Bonds

Investors need to be aware of all of these risks and ensure they are accounting for them appropriately.

Conclusion

For the past six months, the Thornburg municipal bond team has asked a simple question: “Are we getting paid to take risk?” The answer has been a resounding “no.” As a result, our investors will see a portfolio with a lower duration and a stronger average credit quality, as we overweighted higher-rated credits. We have also increased cash positions to seek to protect against a market liquidity crunch and to strategically take advantage of opportunities should they arise. In short, we believe we have avoided overpriced risk.

Many shareholders may ask themselves “what should I do if interest rates begin to rise?” We continue to stress having confidence in the structure of your portfolio. A portion of your laddered Fund’s bonds mature each year and become available for reinvestment at higher yields; this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should, in our opinion, increase in price over time. We advise being patient when interest rates start to rise, and lengthening your anticipated holding period. Remember that higher yields also mean higher income, something investors have been sorely lacking for quite some time!

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Josh Gonze Portfolio Manager Managing Director	Nicholos Venditti Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report     5

PERFORMANCE SUMMARY

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 7/22/91)
Without sales charge	4.68%	3.33%	4.47%	4.17%	5.06%
With sales charge	2.62%	2.64%	4.05%	3.96%	4.97%
C Shares (Incep: 9/1/94)
Without sales charge	4.34%	3.00%	4.15%	3.88%	4.22%
With sales charge	3.74%	3.00%	4.15%	3.88%	4.22%
I Shares (Incep: 7/5/96)	5.00%	3.65%	4.79%	4.50%	4.78%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.92%

SEC Yield	0.90%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.92%; C shares, 1.29%; I shares, 0.61%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Bond Insurers – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Personal Consumption Expenditure (PCE) Index – A broad measure of U.S. inflation that assesses the change in prices of goods and services purchased by consumers throughout the economy. Core PCE excludes the more volatile and seasonal food and energy prices.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Standard Deviation – A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Values within one standard deviation of the mean represent approximately two-thirds of the data set, assuming a normal distribution.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	507

Effective Duration	4.7 Yrs

Average Maturity	7.5 Yrs

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
ALABAMA — 1.78%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2016 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$160,000	$166,277
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	750,000	796,080
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	885,465
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	967,128
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	1,030,335
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,082,418
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,130,988
Alabama Drinking Water Finance Authority, 5.25% due 8/15/2015 (Insured: AMBAC) (ETM)	NR/NR	1,200,000	1,219,908
Alabama Public School & College Authority, 5.00% due 5/1/2016 (Educational Facilities)	NR/Aa1	2,000,000	2,102,480
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	926,590
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,224,639
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	2,000,000	2,027,580
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,385,575
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,407,302
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,235,620

ALASKA — 0.22%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 (State Capital Project)	AA+/Aa2	500,000	586,450
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A/A2	2,000,000	2,320,780

ARIZONA — 2.13%
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	1,635,000	1,936,331
Arizona Board of Regents, 5.00% due 8/1/2029 (University of Arizona SPEED)	A+/Aa3	1,000,000	1,175,970
Arizona HFA, 5.00% due 7/1/2017 (Dignity Health)	A/A3	1,450,000	1,577,687
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,894,025
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	506,817
City of Flagstaff GO, 1.75% due 7/1/2015 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	165,000	165,655
City of Flagstaff GO, 1.75% due 7/1/2016 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	203,414
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	749,161
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	477,187
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	228,566
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	2,395,000	2,403,766
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,092,280
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,155,040
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	2,000,000	2,355,520
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	770,000	925,579
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	8,331,596
University Medical Center Corp. GO, 5.00% due 7/1/2015 (UMCC Health Care Facilities) (ETM)	NR/NR	1,000,000	1,012,010

ARKANSAS — 0.32%
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2031 (Fayetteville Campus)	NR/Aa2	1,000,000	1,181,010
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2032 (Fayetteville Campus)	NR/Aa2	655,000	770,555
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2033 (Fayetteville Campus)	NR/Aa2	1,000,000	1,169,110
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2034 (Fayetteville Campus)	NR/Aa2	1,000,000	1,161,860

CALIFORNIA — 6.62%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,210,810
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,150,000	1,377,585
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,500,000	1,792,470
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,240,880
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,491,430
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,141,660
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,523,434
California HFFA, 5.25% due 3/1/2027 (Dignity Health)	A/A3	5,250,000	5,978,490
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	A+/NR	1,500,000	1,758,450
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,171,720
California State Public Works Board, 5.00% due 6/1/2017 (University of California Multiple Campus Capital Projects; Insured: Natl-Re) (ETM)	AA+/Aaa	2,000,000	2,188,980
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A/A1	2,500,000	2,896,900
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A+/NR	1,050,000	1,225,014

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	$7,015,000	$7,564,485
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,931,332
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,529,008
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	5,500,000	5,694,425
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	1,245,000	1,391,350
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,158,710
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,814,358
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	435,000	464,658
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/A1	1,000,000	1,220,660
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	AA-/A3	1,165,000	1,427,673
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,456,095
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,602,841
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA/A2	1,120,000	1,133,261
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	3,126,875
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA/NR	1,095,000	878,332
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA/NR	1,100,000	781,781
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,284,779
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,065,000	1,525,498
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/Ba1	2,400,000	2,660,472
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/Ba1	1,175,000	1,307,869
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,828,550
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	723,726
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	A+/Aa3	5,000,000	5,983,900
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	AA-/A2	3,000,000	3,516,330
Turlock Irrigation District, 5.00% due 1/1/2021	AA-/A2	1,750,000	2,015,877
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	688,480

COLORADO — 0.91%
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,530,000	2,716,916
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,445,712
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers
Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,354,737
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA/NR	1,120,000	1,257,704
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A/Aa3	3,000,000	3,540,900
Regional Transportation District COP, 5.00% due 6/1/2028 (North Metro Rail Line)	A/Aa3	1,550,000	1,807,393

CONNECTICUT — 0.26%
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB/NR	1,350,000	1,439,235
State of Connecticut GO Floating Rate Note, 0.54% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	2,000,000	2,010,300

DELAWARE — 0.05%
Delaware Solid Waste Authority, 5.00% due 6/1/2021 (Capital Improvement Program; Insured: Natl-Re)	AA+/A2	615,000	647,355

DISTRICT OF COLUMBIA — 1.17%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,080,710
District of Columbia COP, 5.00% due 1/1/2020 pre-refunded 1/1/16 (Insured: Natl-Re)	AA-/Aa3	3,900,000	4,039,620
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	AA/Aa1	3,000,000	3,029,130
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	3,724,126
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	3,608,550

FLORIDA — 8.62%
Broward County School Board COP, 5.00% due 7/1/2030 (Educational Facilities)	A/A1	1,250,000	1,457,125
Broward County School Board COP, 5.00% due 7/1/2032 (Educational Facilities)	A/A1	2,000,000	2,318,080
City of Gainesville, 0.03% due 10/1/2042 put 4/1/2015 (Utilities System; LOC: Sumitomo Mitsui Banking) (daily demand notes)	NR/NR	25,800,000	25,800,000
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	3,000,000	3,163,260
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A/A1	2,075,000	2,444,454
City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,000,000	2,259,700
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	3,680,000	4,587,893
City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,770,000	3,586,956
City of Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	AA-/A1	1,000,000	1,004,090
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	1,730,000	1,845,495
Flagler County School Board COP, 5.00% due 8/1/2020 pre-refunded 8/1/2015 (Insured: AGM)	AA/A2	2,560,000	2,601,062

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	$500,000	$515,055
Florida Department of Management Services COP, 3.50% due 8/1/2016 (Correctional Facilities Construction and Improvements; Insured: AGM)	AA+/Aa2	500,000	520,860
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	AA-/A3	1,000,000	1,071,910
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	AA-/A3	2,235,000	2,370,709
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,138,760
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,307,609
Highlands County HFA, 5.00% due 11/15/2019 pre-refunded 11/16/2015 (Adventist Health Hospital)	AA-/Aa2	1,100,000	1,132,329
Highlands County HFA, 5.00% due 11/15/2019 pre-refunded 11/16/2015 (Adventist Health Hospital)	AA-/Aa2	1,750,000	1,801,432
Hillsborough County, 5.00% due 3/1/2017 (Water & Wastewater System; Insured: Natl-Re)	AA-/A1	5,630,000	5,869,725
Lake County School Board COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,382,304
Manatee County, 5.00% due 10/1/2015 (Various County Capital Projects)	NR/Aa2	500,000	512,090
Miami-Dade County Aviation Department, 5.00% due 10/1/2028	A/A2	1,000,000	1,170,800
Miami-Dade County Aviation Department, 5.00% due 10/1/2029	A/A2	1,335,000	1,556,690
Miami-Dade County Aviation Department, 5.00% due 10/1/2030	A/A2	1,000,000	1,158,880
Miami-Dade County Aviation Department, 5.00% due 10/1/2031	A/A2	2,000,000	2,308,860
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2018 (University of Miami)	A-/A3	250,000	262,368
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,218,390
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,224,257
Miami-Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA/Aa2	2,130,000	2,458,978
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,587,886
Miami-Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA/A1	2,600,000	2,901,392
[a] Miami-Dade County School Board COP, 5.00% due 5/1/2030	A/A1	3,250,000	3,732,560
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	AA-/A3	1,695,000	1,772,360
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A3	2,000,000	2,247,520
Palm Beach County HFA, 5.00% due 12/1/2025 (Boca Raton Regional Hospital)	BBB/NR	500,000	582,250
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,588,530
Sarasota County Public Hospital Board, 4.659% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	2,000,000	2,100,000
School Board of Broward County COP, 5.00% due 7/1/2020 pre-refunded 7/1/2016 (Educational Facilities and Equipment; Insured: AGM)	AA/A1	1,000,000	1,058,460
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A/A1	3,000,000	3,461,100
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A/A1	2,000,000	2,287,540
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,646,805
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	4,069,905
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl-Re)	AA-/A3	1,135,000	1,153,342

GEORGIA — 1.65%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	584,149
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	609,205
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	861,442
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	686,294
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	530,000	658,127
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA/Aa3	5,000,000	5,796,350
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,436,918
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,694,661
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	607,451
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	834,961
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,461,580
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	1,170,000	1,253,468
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,401,276

GUAM — 0.67%
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,390,960
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,390,960
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	2,966,350
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Ba1	1,000,000	1,177,320

HAWAII — 0.98%
City and County of Honolulu GO, 5.00% due 7/1/2016 (Insured: Natl-Re)	NR/Aa1	1,000,000	1,012,040
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	10,000,000	11,925,900

ILLINOIS — 5.51%
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,000,000	1,129,280
Chicago Housing Authority, 5.00% due 7/1/2018 pre-refunded 7/1/2016 (Low-Income Public Housing Program; Insured: AGM)	NR/A2	5,295,000	5,593,585

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A1	$1,500,000	$1,684,200
City of Chicago, 5.00% due 1/1/2019 (Midway Airport; Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,214,767
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,611,960
City of Chicago, 5.00% due 1/1/2032 (Midway Airport)	A-/A3	4,805,000	5,432,869
City of Chicago, 5.00% due 1/1/2033 (Midway Airport)	A-/A3	5,000,000	5,637,150
City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A-/A3	4,700,000	5,321,998
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	A+/Baa2	1,000,000	1,030,870
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/Baa2	415,000	431,749
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	A+/Baa2	500,000	518,715
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	2,006,400
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/A2	500,000	512,550
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,601,130
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,835,921
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,227,980
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	577,795
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	AA/NR	1,000,000	1,197,330
Cook County GO, 5.25% due 11/15/2024	AA/A1	3,000,000	3,460,560
Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,739,960
DuPage County Community Consolidated School District No. 93 GO, 2.00% due 1/1/2016 (Carol Stream Educational Facilities) (State Aid Withholding)	AA+/NR	485,000	490,767
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	857,212
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center) (ETM)	AA-/Aaa	1,000,000	1,069,270
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 pre-refunded 11/1/2018 (Rush University Medical Center)	AA-/Aaa	1,000,000	1,158,200
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/Aa2	2,000,000	2,130,900
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/Aa2	2,000,000	2,195,560
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,069,300
Illinois Finance Authority, 6.125% due 11/1/2023 pre-refunded 11/1/2018 (Advocate Health Care Network)	AA/Aa2	5,175,000	6,101,428
[b] Illinois Finance Authority, 5.00% due 8/15/2024 (Silver Cross Hospital and Medical Centers)	NR/Baa1	1,000,000	1,144,750
Illinois Finance Authority, 5.00% due 11/15/2033 (Rush University Medical Center)	A+/A1	1,000,000	1,133,270
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	500,000	502,080
Illinois Toll Highway Authority, 5.00% due 1/1/2021 pre-refunded 7/1/2015 (Congestion-Relief Plan; Insured: AGM)	AA/Aa3	350,000	354,197
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	44,453
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	935,537
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	AAA/NR	1,000,000	1,190,040
Niles Park District GO, 2.00% due 12/1/2015 (Parks and Recreation Projects)	NR/Aa2	325,000	328,442
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	336,706
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	356,742
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	368,718
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	379,138
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	391,519
State of Illinois, 5.00% due 6/15/2018	AAA/NR	2,000,000	2,245,760
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,827,877
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	655,112
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	1,034,961

INDIANA — 3.69%
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,612,066
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,603,430
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,070,769
City of Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,723,789
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,778,720
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	3,061,176
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	AA-/A2	1,325,000	1,456,122
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,914,260
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 pre-refunded 2/1/2017 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,474,414
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	690,757
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/A3	1,000,000	1,203,180
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	5,340,000	6,230,392
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,385,400
Indiana Finance Authority, 5.00% due 3/1/2019 (Indiana University Health)	AA-/Aa3	5,000,000	5,693,400
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	677,001
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,682,641
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,791,674
Indiana Finance Authority, 0.06% due 3/1/2033 put 4/1/2015 (Indiana University Health; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	325,000	325,000

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Indiana Finance Authority, 0.03% due 2/1/2037 put 4/1/2015 (Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	$5,400,000	$5,400,000
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa2	1,000,000	1,056,280
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 pre-refunded 8/1/2016 (146th Street Extension)	AA/NR	1,000,000	1,060,380
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 pre-refunded 8/1/2016 (146th Street Extension)	AA/NR	1,000,000	1,060,380

IOWA — 0.36%
Iowa Finance Authority, 5.00% due 2/15/2030 (UnityPoint Health)	NR/Aa3	2,250,000	2,605,770
Iowa Finance Authority, 5.00% due 2/15/2032 (UnityPoint Health)	NR/Aa3	1,850,000	2,125,410

KANSAS — 0.05%
Kansas Development Finance Authority, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	671,278

KENTUCKY — 0.25%
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,663,592
Turnpike Authority of Kentucky, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (Revitalization Projects-Highway Capital Planning; Insured: AMBAC)	AA+/Aa2	650,000	657,761

LOUISIANA — 3.11%
City of New Orleans, 6.00% due 6/1/2024 pre-refunded 6/1/2019 (Sewerage System; Insured: AGM)	AA/A3	750,000	897,218
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2030	AA-/Aa3	1,170,000	1,387,667
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2031	AA-/Aa3	2,655,000	3,138,927
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2032	AA-/Aa3	3,000,000	3,532,710
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023	A+/NR	1,230,000	1,325,915
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025	A+/NR	1,350,000	1,445,674
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027	A+/NR	1,490,000	1,594,166
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029	A+/NR	1,650,000	1,768,420
Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,175,320
Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,463,644
Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,509,114
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Deepwater Oil Port-Loop LLC)	BBB/A3	2,500,000	2,519,875
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA/A3	1,590,000	1,717,709
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,097,790
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,201,260
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,156,690
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,140,740
Office Facilities Corp., 5.00% due 3/1/2019 (Louisiana State Capitol Complex Program)	AA-/Aa3	255,000	289,560
Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,277,681
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	2,620,000	3,168,418
St. Tammany Parish, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,300,000	1,384,448
St. Tammany Parish, 5.00% due 6/1/2020 pre-refunded 6/1/2016 (Insured: CIFG)	AA-/NR	1,000,000	1,064,960
State of Louisiana GO, 5.00% due 8/1/2018 (Insured: AGM)	AAA/Aa3	300,000	304,887
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,676,730

MASSACHUSETTS — 1.16%
Commonwealth of Massachusetts GO, 4.00% due 6/1/2015 (Commonwealth Capital Investment Plan)	AA+/Aa1	525,000	528,428
[a] Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,286,490
Massachusetts Development Finance Agency, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	544,203
Massachusetts Development Finance Agency, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,537,600
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,290,144
Massachusetts School Building Authority, 5.00% due 8/15/2030 pre-refunded 8/15/2015 (SMART Fund; Insured: AGM)	AA/Aa2	10,000,000	10,177,900

MICHIGAN — 6.07%
Board of Governors of Wayne State University, 5.00% due 11/15/2031 (Educational Facilities and Equipment)	AA-/Aa3	1,010,000	1,159,510
Brighton Area Schools GO, 5.00% due 5/1/2016 (Livingston County School Building and Site; Insured: Q-SBLF)	NR/Aa2	370,000	388,297
City of Troy GO, 5.00% due 10/1/2016 (Public Safety Facilities and City Hall)	AAA/NR	1,060,000	1,124,607
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	300,000	361,785
County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	694,936
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	391,365
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	1,030,923
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,561,904
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	728,773
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,347,601

12     Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	$1,195,000	$1,327,322
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	835,695
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	3,150,000	3,744,216
[a] Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa2	1,100,000	1,303,467
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA/A2	2,000,000	2,234,880
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,816,368
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,439,020
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,767,356
Michigan Finance Authority, 5.00% due 8/1/2031 (Beaumont Health Credit Group)	A/A1	19,080,000	21,682,894
Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	11,000,000	12,472,240
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	945,000	1,014,675
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re)	AA-/Aa3	5,000,000	3,088,300
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Health System)	A+/A1	2,140,000	2,317,599
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Health System)	A/A1	3,000,000	3,292,380
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 (Henry Ford Health System)	A-/A3	2,500,000	2,855,375
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA/A1	1,000,000	1,124,700
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital) (ETM)	A/A1	2,000,000	2,129,900
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 pre-refunded 9/1/2018 (William Beaumont Hospital)	A/Aaa	2,540,000	3,135,046
South Lyon Community Schools GO, 4.00% due 5/1/2019 (School Buildings and Sites; Insured: Natl-Re)	AA-/Aa2	450,000	466,537
State of Michigan Trunk Line Fund, 5.50% due 11/1/2020 (Insured: AGM)	AA+/Aa2	1,500,000	1,820,010
Warren Consolidated Schools District GO, 4.00% due 5/1/2018 (School Buildings and Sites; Insured: AGM)	AA/A2	750,000	776,895

MINNESOTA — 0.72%
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 (HealthPartners Health System)	A/A2	1,965,000	2,089,365
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,894,000
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements) (ETM)	NR/NR	75,000	76,203
State of Minnesota GO, 5.00% due 8/1/2015 (Educational and Recreational Facilities Improvements)	AA+/Aa1	4,425,000	4,497,039

MISSISSIPPI — 0.87%
Mississippi Development Bank, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	1,920,000	1,979,635
Mississippi Development Bank, 5.00% due 7/1/2022 (City of Canton Parking Facilities)	NR/NR	1,935,000	2,098,411
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,955,116
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	AA-/Aa2	2,850,000	3,451,977

MISSOURI — 1.24%
Kansas City Metropolitan Community Colleges Building Corp., 5.00% due 7/1/2017 pre-refunded 7/1/2016 (Junior College District; Insured: Natl-Re)	NR/Aa2	1,000,000	1,058,460
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,056,920
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,091,680
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,191,720
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,539,943
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,943,587
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	665,000	719,171
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	3,570,000	3,780,987

NEVADA — 0.99%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,719,108
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,770,650
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,290,620
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,276,960

NEW HAMPSHIRE — 2.27%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	4,818,793
New Hampshire Health and Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,082,120
New Hampshire Health and Education Facilities Authority, 0.03% due 6/1/2031 put 4/1/2015 (Dartmouth College; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	3,960,000	3,960,000
New Hampshire Health and Education Facilities Authority, 0.03% due 7/1/2033 put 4/1/2015 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A. (daily demand notes)	A+/Aa3	12,300,000	12,300,000
New Hampshire Health and Educational Facilities Authority, 0.03% due 7/1/2035 put 4/1/2015 (University System of New Hampshire; SPA: U.S. Bank, N.A.) (daily demand notes)	A+/Aa3	1,010,000	1,010,000
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA/Aa3	1,860,000	2,217,790
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,688,412
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,058,229

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
NEW JERSEY — 2.44%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	$850,000	$919,496
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	AA-/A3	560,000	685,994
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,175,525
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A-/A2	3,000,000	3,573,060
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A2	1,700,000	2,075,190
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A2	12,890,000	14,039,530
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	A+/NR	2,000,000	2,346,080
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	A+/NR	1,000,000	1,167,110
New Jersey Water Supply Authority, 5.00% due 8/1/2019 (Manasquan Reservoir Water Supply System; Insured: Natl-Re)	AA/Aa3	635,000	645,027
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A2	3,000,000	3,680,940

NEW MEXICO — 0.73%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	3,000,000	3,331,950
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,338,676
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,130,000	2,223,230
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,742,629

NEW YORK — 7.50%
City of New York GO, 5.00% due 8/1/2019 pre-refunded 8/1/2015 (City Budget Financial Management; Insured: Natl-Re)	AA-/Aa2	465,000	472,412
City of New York GO, 5.00% due 8/1/2019 (City Budget Financial Management; Insured: Natl-Re)	AA/Aa2	140,000	142,257
City of New York GO, 0.03% due 8/1/2020 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,500,000	1,500,000
City of New York GO, 0.03% due 8/1/2020 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	A+/Aa1	2,300,000	2,300,000
City of New York GO, 0.40% due 8/1/2021 (Capital Projects)	AA/Aa2	2,700,000	2,700,378
City of New York GO, 5.00% due 8/1/2027 (City Budget Financial Management)	AA/Aa2	4,530,000	5,376,114
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	5,000,000	5,879,850
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	4,000,000	4,678,840
City of New York GO, 0.03% due 1/1/2036 put 4/1/2015 (Gowanus Canal Site; SPA: JPMorgan Chase Bank, N.A) (daily demand notes)	AA/Aa2	4,800,000	4,800,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,300,000	1,534,364
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District)	AA/Aa2	3,000,000	3,449,940
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	5,000,000	5,947,300
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	305,000	332,349
New York City Municipal Water Finance Authority, 0.02% due 6/15/2035 put 4/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	26,000,000	26,000,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2050 put 4/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	16,000,000	16,000,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA/Aa2	710,000	737,804
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	893,316
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA/Aa2	500,000	587,560
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,379,535
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	3,023,725
New York State Thruway Authority, 5.00% due 1/1/2030 (Multi-Year Highway and Bridge Capital Program)	A/A2	7,480,000	8,756,911
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	1,700,000	1,927,511

NORTH CAROLINA — 0.50%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	600,000	631,704
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,528,289
[b] North Carolina Medical Care Commission, 5.00% due 6/1/2030 (Vidant Health)	A+/A1	3,000,000	3,465,360

NORTH DAKOTA — 0.16%
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,028,950
North Dakota Building Authority, 4.25% due 12/1/2015 (Various State Agency Capital Projects; Insured: Natl-Re)	AA+/Aa2	1,105,000	1,135,553

OHIO — 5.58%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,162,160
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,644,960

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Cincinnati City School District COP, 5.00% due 12/15/2031 (School Improvement Project)	A+/Aa3	$3,075,000	$3,514,202
City of Cleveland, 2.00% due 10/1/2015 (Public Safety, Health and Welfare Facilities)	AA/A1	375,000	378,353
City of Cleveland, 2.00% due 10/1/2015 (Parks and Recreation Facilities)	AA/A1	475,000	479,247
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	515,750
City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA/A1	1,285,000	1,508,397
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,816,759
City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA/A1	1,000,000	1,165,490
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	115,965
City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA/A1	1,415,000	1,643,721
City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA/A1	1,485,000	1,717,670
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,072,840
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,209,260
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,467,242
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/A1	1,500,000	1,537,605
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland; LOC: FifthThird Bank)	BBB+/NR	410,000	410,791
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,554,570
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa2	1,780,000	2,164,872
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	5,130,800
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,399,056
County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	3,141,076
County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,171,930
County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	5,166,892
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,097,793
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,046,140
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,400,000	1,496,152
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,378,312
Ohio Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/ Baa3	3,000,000	3,476,430
Ohio Air Quality Development Authority, 3.625% due 12/1/2033 put 6/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/ Baa3	1,000,000	1,045,930
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/ Baa2	1,000,000	1,056,470
Ohio State Water Development Authority, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/ Baa3	3,000,000	3,016,650
State of Ohio GO, 5.00% due 8/1/2015 (Educational Facilities Projects)	AA+/Aa1	10,775,000	10,950,632
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 pre-refunded 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,270,584

OKLAHOMA — 0.67%
[b] Oklahoma DFA, 5.00% due 8/15/2026 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,201,810
[b] Oklahoma DFA, 5.00% due 8/15/2027 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,193,840
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A2	3,730,000	4,190,729
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA/A2	1,000,000	1,107,640
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,211,767

PENNSYLVANIA — 5.39%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,856,400
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	1,035,000	1,116,506
[a] Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,237,090
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Educational Facilities; Insured: AGM) (State Aid Withholding)	AA/NR	475,000	530,528
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company) (AMT)	BBB/Baa2	2,620,000	2,679,238
Chartiers Valley Industrial & Commercial Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	929,205
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	6,146,016
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	513,392
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 7/1/2022 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	2,005,000	2,005,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 7/1/2041 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	3,800,000	3,800,000
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,471,330
Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/Aa3	3,490,000	4,263,908
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	7,470,000	7,640,092
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,385,034
Pennsylvania State Public School Building Authority GO, 5.00% due 6/1/2027 (Philadelphia District; Insured: AGM) (State Aid Withholding)	AA/A1	5,000,000	5,808,250
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	4,280,680
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,766,950
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,298,644
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	4,212,441
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	449,761

Semi-Annual Report     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	$365,000	$391,342
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	386,606
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	427,550
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	473,782
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	505,194
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	A+/A1	5,250,000	5,880,682

RHODE ISLAND — 0.39%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,318,997
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	912,152

SOUTH CAROLINA — 1.43%
City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,162,760
City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,148,840
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 (School District No. 50 Project; Insured: AGM)	AA/A1	2,400,000	2,651,952
Lexington County Health Services District, Inc., 5.00% due 11/1/2016 (Lexington Medical Center)	AA-/A1	250,000	267,430
Lexington One School Facilities Corp., 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District No. 1 Project)	NR/Aa3	1,000,000	1,075,130
Lexington One School Facilities Corp., 5.25% due 12/1/2021 pre-refunded 12/1/2015 (School District No. 1 Project)	NR/Aa3	1,700,000	1,757,205
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA/A3	1,000,000	1,074,760
Scago Educational Facilities Corp., 5.00% due 4/1/2019 pre-refunded 10/1/2015 (Spartanburg School District; Insured: AGM)	AA/Aa3	2,740,000	2,805,843
Scago Educational Facilities Corp., 5.00% due 4/1/2021 pre-refunded 10/1/2015 (Spartanburg School District; Insured: AGM)	AA/Aa3	1,000,000	1,024,030
Securing Assets For Education, 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District of Berkeley County Project)	AA-/Aa3	2,000,000	2,147,100
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	805,000	833,046
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 (School District No. 2 Project; Insured: AGM)	AA/A3	2,855,000	3,063,472

SOUTH DAKOTA — 0.28%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,845,727
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,927,307

TENNESSEE — 0.84%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (Prepaid Gas Purchase Agreement)	A-/Baa1	2,500,000	2,867,500
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (Prepaid Gas Purchase Agreement)	A-/Baa1	7,000,000	8,232,000

TEXAS — 11.01%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,472,098
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,730,000	1,800,065
Bexar Metropolitan Water District, 5.00% due 5/1/2021 (Waterworks System; Insured: Syncora)	A+/A1	1,300,000	1,413,958
Bexar Metropolitan Water District, 5.00% due 5/1/2022 (Waterworks System; Insured: Syncora)	A+/A1	2,300,000	2,498,628
Board of Regents of the Texas A&M University System, 5.25% due 5/15/2017 pre-refunded 5/15/2015 (Revenue Financing System and Capital Plan Projects)	AA+/Aaa	200,000	201,240
Cities of Dallas and Fort Worth, 5.00% due 11/1/2015 (DFW International Airport Development Plan)	A+/A2	1,000,000	1,027,990
City of Arlington GO, 5.00% due 8/15/2019 (Insured: AGM)	AAA/Aa1	600,000	610,812
City of Dallas, 5.00% due 10/1/2031 pre-refunded 10/1/2015 (Waterworks & Sewer System; Insured: AGM)	AAA/Aa1	4,710,000	4,822,946
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	629,960
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,318,053
City of Houston, 5.00% due 9/1/2032 (Convention & Entertainment Facilities)	A-/A2	3,560,000	4,046,332
City of Laredo GO, 5.00% due 8/15/2017 pre-refunded 8/15/2015 (Waterworks and Sewer System; Insured: AMBAC)	NR/Aa2	185,000	188,313
City of Laredo GO, 5.00% due 8/15/2017 (Waterworks and Sewer System; Insured: AMBAC)	AA/Aa2	315,000	320,588
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,645,647
City of San Antonio, 5.00% due 7/1/2024 (Airport System Capital Improvements) (AMT)	A-/A2	2,065,000	2,385,323
City of San Antonio, 5.00% due 7/1/2025 (Airport System Capital Improvements) (AMT)	A-/A2	1,160,000	1,328,420
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A/A2	2,705,000	3,460,696
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	A-/A3	3,000,000	3,200,610
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 (Educational Facilities; Insured: Natl-Re)	AA/Aa2	20,000	20,375
Grapevine-Colleyville ISD GO, 5.25% due 8/15/2023 pre-refunded 8/15/2015 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	545,000	555,268
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2028 (Memorial Hermann Health System)	A+/A1	3,000,000	3,547,080
Harris County Health Facilities Development Corp., 0.03% due 10/1/2041 put 4/1/2015 (Texas Children’s Hospital; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	20,845,000	20,845,000
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	775,000	937,696
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	545,853
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	569,929
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,360,390
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	55,000	66,928
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	9,415,000	10,882,234
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa2	270,000	306,626

16    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
North East ISD GO, 2.00% due 8/1/2043 put 8/1/2015 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	$7,130,000	$7,166,577
North Texas Tollway Authority, 5.00% due 9/1/2017 (DOT-President George Bush Turnpike Western Extension)	AA+/NR	450,000	495,783
Nueces River Authority, 5.00% due 7/15/2020 (Corpus Christi Lake Texana Water Supply Facilities; Insured: AGM)	AA/Aa3	1,000,000	1,013,620
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,817,275
Stafford Economic Development Corp., 6.00% due 9/1/2017 pre-refunded 9/1/2015 (Convention Center-Performing Arts Center Theater Complex; Insured: Natl-Re)	AA-/A1	1,775,000	1,817,795
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	44,500,000	44,765,220
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,303,540
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	2,001,615
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,202,360
Texas Transportation Commission, 5.00% due 8/15/2025 (Central Texas Turnpike System)	NR/NR	750,000	886,545
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,389,262

U.S. VIRGIN ISLANDS — 0.43%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,698,950

UTAH — 0.12%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	AA-/NR	215,000	215,953
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,384,000

VIRGINIA — 0.80%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	AA-/NR	785,000	847,926
Fairfax County GO, 4.00% due 10/1/2015 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	2,850,000	2,905,261
Pittsylvania County GO, 3.00% due 7/15/2017 (Educational Capital Projects) (State Aid Withholding)	AA-/Aa3	280,000	280,588
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,291,952
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,284,605

WASHINGTON — 2.48%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,429,420
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (EvergreenHealth Medical Center)	NR/Aa3	1,015,000	1,201,039
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2029 (EvergreenHealth Medical Center)	NR/Aa3	2,930,000	3,445,358
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2030 (EvergreenHealth Medical Center)	NR/Aa3	250,000	293,740
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2031 (EvergreenHealth Medical Center)	NR/Aa3	2,040,000	2,383,822
Skagit County Public Hospital District No. 1 GO, 5.125% due 12/1/2015 (Skagit Valley Hospital; Insured: Natl-Re)	NR/A1	1,900,000	1,958,672
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,682,701
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,445,740
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,783,583
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,490,381
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 (Multi-Care Systems; Insured: AGM)	AA/Aa3	1,000,000	1,125,570
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,652,886

WEST VIRGINIA — 0.20%
State of West Virginia GO, 5.00% due 6/1/2022 (Division of Highways State Road Fund; Insured: Natl-Re)	AA/Aa1	1,000,000	1,008,040
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A/A2	1,530,000	1,593,067

WISCONSIN — 1.57%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A-/A3	2,170,000	2,465,077
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,295,671
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,840,537
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A-/A3	5,000,000	5,756,150
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,682,822
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,809,872

TOTAL INVESTMENTS — 94.19% (Cost $1,180,037,200)			$1,248,446,834
OTHER ASSETS LESS LIABILITIES — 5.81%			77,032,911

NET ASSETS — 100.00%			$1,325,479,745

Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

18    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $1,180,037,200) (Note 2)	$1,248,446,834
Cash	67,442,794
Receivable for investments sold	3,671,514
Receivable for fund shares sold	2,575,937
Interest receivable	13,671,845
Prepaid expenses and other assets	34,731

Total Assets	1,335,843,655

LIABILITIES
Payable for investments purchased	6,927,660
Payable for fund shares redeemed	2,382,057
Payable to investment advisor and other affiliates (Note 3)	772,750
Accounts payable and accrued expenses	36,736
Dividends payable	244,707

Total Liabilities	10,363,910

NET ASSETS	$1,325,479,745

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	68,409,634
Accumulated net realized gain (loss)	35,553
Net capital paid in on shares of beneficial interest	1,257,038,339

$1,325,479,745

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($427,613,904 applicable to 29,946,346 shares of beneficial interest outstanding - Note 4)	$14.28
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.57

Class C Shares:
Net asset value and offering price per share* ($162,987,833 applicable to 11,399,670 shares of beneficial interest outstanding - Note 4)	$14.30

Class I Shares:
Net asset value, offering and redemption price per share ($734,878,008 applicable to 51,531,753 shares of beneficial interest outstanding - Note 4)	$14.26

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    19

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $4,837,849)	$18,986,127

EXPENSES
Investment advisory fees (Note 3)	2,876,676
Administration fees (Note 3)
Class A Shares	263,173
Class C Shares	100,036
Class I Shares	167,554
Distribution and service fees (Note 3)
Class A Shares	526,345
Class C Shares	480,887
Transfer agent fees
Class A Shares	93,424
Class C Shares	33,200
Class I Shares	187,498
Registration and filing fees
Class A Shares	15,212
Class C Shares	11,522
Class I Shares	22,819
Custodian fees (Note 3)	58,868
Professional fees	25,879
Accounting fees	19,705
Trustee fees	21,225
Other expenses	38,179

Total Expenses	4,942,202
Less:
Expenses reimbursed by investment advisor (Note 3)	(21,174)
Fees paid indirectly (Note 3)	(8,203)

Net Expenses	4,912,825

Net Investment Income	14,073,302

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	3,281
Net change in unrealized appreciation (depreciation) on investments	3,477,840

Net Realized and Unrealized Gain	3,481,121

Net Increase in Net Assets Resulting from Operations	$17,554,423

See notes to financial statements.

20    Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$14,073,302	$27,643,381
Net realized gain (loss) on investments	3,281	778,096
Net unrealized appreciation (depreciation) on investments	3,477,840	36,212,520

Net Increase (Decrease) in Net Assets Resulting from Operations	17,554,423	64,633,997

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(4,469,155)	(10,299,388)
Class C Shares	(1,435,928)	(3,239,656)
Class I Shares	(8,168,219)	(14,104,337)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	8,903,374	(26,755,780)
Class C Shares	5,369,948	(7,732,072)
Class I Shares	114,950,383	151,102,715

Net Increase in Net Assets	132,704,826	153,605,479

NET ASSETS
Beginning of Period	1,192,774,919	1,039,169,440

End of Period	$1,325,479,745	$1,192,774,919

Distribution in excess of net investment income	$(3,781)	$(3,781)

*	Unaudited

See notes to financial statements.

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the the FASB. Categorization of investments using this hierarchy is intended by the

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$1,248,446,834	$—	$1,248,446,834	$—

Total Investments in Securities	$1,248,446,834	$—	$1,248,446,834	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $3,502 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,007 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $21,174 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $8,203.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,435,968	$34,826,462	5,171,963	$72,039,550
Shares issued to shareholders in reinvestment of dividends	285,747	4,086,342	672,690	9,418,779
Shares repurchased	(2,096,333)	(30,009,430)	(7,761,608)	(108,214,109)

Net increase (decrease)	625,382	$8,903,374	(1,916,955)	$(26,755,780)

Class C Shares
Shares sold	1,057,071	$15,129,793	1,721,415	$24,111,270
Shares issued to shareholders in reinvestment of dividends	84,600	1,211,490	195,955	2,747,333
Shares repurchased	(766,344)	(10,971,335)	(2,483,360)	(34,590,675)

Net increase (decrease)	375,327	$5,369,948	(565,990)	$(7,732,072)

Class I Shares
Shares sold	11,811,148	$168,771,244	22,132,781	$308,646,550
Shares issued to shareholders in reinvestment of dividends	493,010	7,040,660	846,289	11,848,035
Shares repurchased	(4,264,440)	(60,861,521)	(12,188,664)	(169,391,870)

Net increase (decrease)	8,039,718	$114,950,383	10,790,406	$151,102,715

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $95,408,540 and $23,867,150, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,180,037,200

Gross unrealized appreciation on a tax basis	$70,088,798
Gross unrealized depreciation on a tax basis	(1,679,164)

Net unrealized appreciation (depreciation)on investments (tax basis)	$68,409,634

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period )+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) On Investments	Total From Investment Operations	Dividends From Net Investment Income	Dividends From Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (thousands)
Class A Shares
2015(b)(c)	$14.23	0.15	0.05	0.20	(0.15)	—	(0.15)	$14.28	2.12	(d)	0.91	(d)	0.91	(d)	0.91	(d)	1.42	2.20	$427,614
2014(c)	$13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$14.23	2.43		0.92		0.92		0.92		5.95	14.85	$417,369
2013(c)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37		0.92		0.92		0.92		(0.91)	29.18	$429,941
2012(c)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88		0.93		0.93		0.93		7.69	16.94	$456,527
2011(c)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59		0.95		0.95		0.95		3.27	18.33	$381,839
2010(c)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68		0.97		0.97		0.97		5.61	9.87	$409,844
Class C Shares
2015(b)	$14.25	0.13	0.05	0.18	(0.13)	—	(0.13)	$14.30	1.79	(d)	1.24	(d)	1.24	(d)	1.27	(d)	1.25	2.20	$162,988
2014	$13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$14.25	2.11		1.24		1.24		1.29		5.61	14.85	$157,126
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05		1.24		1.24		1.30		(1.22)	29.18	$159,727
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56		1.24		1.24		1.31		7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29		1.24		1.24		1.32		3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39		1.24		1.24		1.73		5.25	9.87	$128,449
Class I Shares
2015(b)	$14.22	0.17	0.04	0.21	(0.17)	—	(0.17)	$14.26	2.44	(d)	0.60	(d)	0.60	(d)	0.60	(d)	1.51	2.20	$734,878
2014	$13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$14.22	2.73		0.62		0.61		0.62		6.28	14.85	$618,280
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68		0.61		0.61		0.61		(0.53)	29.18	$449,501
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18		0.61		0.61		0.61		7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90		0.63		0.63		0.63		3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99		0.65		0.65		0.65		5.87	9.87	$202,859

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,014.20	$4.58
Hypothetical*	$1,000.00	$1,020.39	$4.59
Class C Shares
Actual	$1,000.00	$1,012.50	$6.23
Hypothetical*	$1,000.00	$1,015.10	$6.24
Class I Shares
Actual	$1,000.00	$1,015.10	$3.00
Hypothetical*	$1,000.00	$1,021.95	$3.01

†	Expenses are equal to the annualized expense ratio for each class (A: 0.91%; C: 1.24%; I: 0.60%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200
		TH172

Thornburg Strategic Municipal Income Fund

Semi-Annual Report | March 31, 2015

1040
U.S. Individual Income Tax Return
2008
Label
Presidential Election Campaign
Filing Status
Single
Married filing jointly
Check only one box.
Yourself.
Spouse
Dependents:

Thornburg
INVESTMENT MANAGEMENT

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Strategic Municipal Income Fund

March 31, 2015

SHARE Class	NASDAQ Symbol	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to counterparty risk and the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

April 16, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares increased by 11 cents to $15.30 per share during the six months ended March 31, 2015. If you were with us for the entire period, you received dividends of 16.86 cents per share. If you reinvested your dividends, you received 16.93 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 1.92% total return (without sales charge) for the six months ended March 31, 2015, compared to the 2.43% total return for the BofA Merrill Lynch Municipal Master Index. The Fund generated 0.49% more price return and 1.01% less income than its benchmark.

Throughout the six-month period the Fund maintained a lower risk posture on interest rates than its benchmark; its average effective duration was 6.00, years compared to 6.69 years for the benchmark. The shorter duration hurt performance by 0.27%. The Fund’s position along the yield curve subtracted 0.16% and sector selection contributed 0.77% of relative performance. Credit selection added 0.22% to relative performance. Other factors including security selection subtracted 0.07%.

Chart I 10-Year AAA General Obligation Municipal Bond Real Yield History, Using Core PCE Index

The Municipal Market

The municipal market has been something of a roller coaster over the past six months. Much of that volatility revolves around investors’ increased fears of an eventual Federal Reserve rate increase. While those fears aren’t completely unfounded, we believe the typical municipal bond investor is ignoring several other sources of risk present in the market.

First and foremost, it appears that risk is mispriced. At a very high level, we examine two primary sources of risk in the municipal market: duration and credit quality. The hunt for excess yield has bid up the prices of these sources of risk to levels we believe are unsustainable.

Investors looking for more yield can increase the duration of their purchases. This strategy often makes sense in a period characterized by a steep yield curve. When the curve is sufficiently steep, the incremental yield an investor picks up for buying a bond one year longer may, in fact, provide adequate compensation for the increased interest-rate risk. But through the six months ended March 31, 2015, we believe compensation offered to investors to extend duration was not in line with the added risk. This was particularly true when looking at the overall low level of interest rates in the market. Chart I shows the yield of a AAA rated general obligation bond less the core PCE index (or Personal Consumption Expenditures index, the Federal Reserve’s favored inflation measure). This is the so-called “real yield” an investor receives after inflation; this was and continues to be well below the long-term average.

Less risk-averse investors can also decrease the average credit quality of their portfolios in an attempt to generate more income. While this can be a sound strategy in times of wide credit spreads, it fails during periods when credit risk is mispriced. Chart II shows a history of credit spreads, which in this case is the incremental yield an investor picked up from investing in a BBB rated revenue bond versus a AAA rated general obligation bond. Such spreads are as tight as they have been since before the great recession, when municipal bond insurers were thriving and a majority of the market was insured with AAA ratings.

In addition to overpriced risks, investors need to be prepared for continued volatility in the market. We live in a world where the Federal Reserve’s statements are analyzed word for word. The inclusion or deletion of any given word has the potential to send the markets roiling. The increased volatility may be exacerbated in the future by liquidity constraints facing the market, prompted by recent federal regulation. As a result of Dodd-Frank and other regulations, large broker/dealers will no longer be able to allocate the same amount of capital to the municipal market as they have in the past. Without that support, the market could be rattled more than usual if and when we see large outflows.

Investors need to be aware of all of these risks and ensure they are accounting for them appropriately.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Chart II Credit-Spread Difference, BBB Rated Revenue v. AAA Rated General Obligation Bonds

Conclusion

For the past six months, the Thornburg municipal bond team has asked a simple question: “Are we getting paid to take risk?” The answer has been a resounding “no.” As a result, our investors will see a portfolio with a lower duration and a stronger average credit quality, as we overweighted higher-rated credits. We have also increased cash positions to seek to protect against a market liquidity crunch and to strategically take advantage of opportunities should they arise. In short, we believe we have avoided overpriced risk.

Many shareholders may ask themselves “what should I do if interest rates begin to rise?” We continue to stress having confidence in the structure of your portfolio. An increase in rates will allow the portfolio to strategically take advantage of higher-yielding bonds in the most attractive parts of the curve. We advise being patient when interest rates start to rise, and lengthening your anticipated holding period. Remember that higher yields also mean higher income, something investors have been sorely lacking for quite some time!

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
A Shares (Incep: 4/1/09)
Without sales charge	6.60%	4.49%	6.04%	8.28%
With sales charge	4.47%	3.79%	5.61%	7.92%
C Shares (Incep: 4/1/09)
Without sales charge	6.27%	4.18%	5.73%	7.98%
With sales charge	5.67%	4.18%	5.73%	7.98%
I Shares (Incep: 4/1/09)	6.94%	4.84%	6.37%	8.61%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.05%
SEC Yield	1.16%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.31%; C shares, 1.72%; I shares, 0.93%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.25%; C shares, 1.55%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above, the Annualized Distribution yield would have been 2.04%, and the SEC yield would have been 1.15%.

Glossary

BofA Merrill Lynch Municipal Master Index – An index which tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Bond Insurers – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Personal Consumption Expenditure (PCE) Index – A broad measure of U.S. inflation that assesses the change in prices of goods and services purchased by consumers throughout the economy. Core PCE excludes the more volatile and seasonal food and energy prices.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Standard Deviation – A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Values within one standard deviation of the mean represent approximately two-thirds of the data set, assuming a normal distribution.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

Key Portfolio Attributes

Number of Bonds	208
Effective Duration	6.0 Yrs
Average Maturity	12.2 Yrs

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.40%
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A1	$1,000,000	$1,013,790

ARIZONA — 1.57%
[a] Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,894,025
Pima County IDA, 5.875% due 4/1/2022 (Cambridge Academy)	NR/NR	335,000	338,243
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	757,520

ARKANSAS — 0.46%
University of Arkansas Board of Trustees, 5.00% due 11/1/2036 (Fayetteville Campus)	NR/Aa2	1,000,000	1,154,670

CALIFORNIA — 12.18%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,788,559
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	571,438
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A+/NR	1,500,000	1,850,235
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	451,912
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A-/A3	1,175,000	1,213,070
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	A-/A3	560,000	567,039
California Municipal Finance Authority, 8.50% due 11/1/2039 (Harbor Regional Center)	NR/A3	1,000,000	1,246,960
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	3,000,000	3,259,770
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A/A1	1,000,000	1,158,760
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Offices Renovation)	A/A1	100,000	119,417
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	175,000	183,264
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	995,000	1,070,391
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,425,000	1,500,105
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	592,335
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,553,025
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A/NR	1,000,000	1,137,180
City of Palm Springs Financing Authority, 5.25% due 6/1/2027 (Downtown Revitalization Project)	AA/NR	1,620,000	1,888,742
[a] Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,991,395
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	722,982
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A/NR	650,000	692,841
Los Angeles County Public Works Financing Authority, 4.00% due 9/1/2015 (Lynwood Regional Justice Center and Central Jail Expansion; Insured: Natl-Re)	AA-/NR	50,000	50,700
Los Angeles County Public Works Financing Authority, 3.625% due 9/1/2016 (Lynwood Regional Justice Center and Central
Jail Expansion; Insured: Natl-Re)	AA-/A3	200,000	207,102
M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,379,140
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	1,044,769
Riverside Community College District GO, 5.00% due 8/1/2021 pre-refunded 8/1/2015 (Insured: AGM)	AA/Aa2	150,000	152,391
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	AA-/A2	535,000	458,008
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	1,025,000	801,509
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	291,255
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	612,650
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/Ba1	1,000,000	1,111,380
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA/NR	100,000	100,481
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	A+/A2	500,000	502,075
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	614,911

COLORADO — 2.70%
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,583,035
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	464,085
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	622,327
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	244,258
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	432,044
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	A-/Baa2	520,000	574,928
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	A-/Baa2	260,000	357,248
Regional Transportation District COP, 4.50% due 6/1/2016 pre-refunded 6/1/2015 (Transit Vehicles Project; Insured: AMBAC)	A/Aa3	350,000	352,516
Regional Transportation District COP, 5.375% due 6/1/2031 (FasTracks Transportation System)	A/Aa3	500,000	577,115

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Regional Transportation District COP, 5.00% due 6/1/2044 (FasTracks Transportation System)	A/Aa3	$565,000	$639,292

CONNECTICUT — 0.82%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB/NR	1,000,000	1,071,730
State of Connecticut GO Floating Rate Note, 0.54% due 9/15/2017 (Public Facility Improvements)	AA/Aa3	1,000,000	1,005,150

DELAWARE — 0.44%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BBB-/NR	1,000,000	1,105,360

DISTRICT OF COLUMBIA — 0.37%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	1,500,000	932,415

FLORIDA — 7.57%
City of Gainesville, 0.03% due 10/1/2026 put 4/1/2015 (Utilities System; SPA: Union Bank) (daily demand notes)	AA/Aa2	5,500,000	5,500,000
City of Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024 (Beach Community Redevelopment Project)	NR/A3	315,000	315,882
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	A/A2	1,245,000	1,328,241
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	A/A2	1,790,000	1,960,157
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	BBB/Baa1	1,000,000	1,112,270
Miami-Dade County Expressway Authority, 5.00% due 7/1/2022 (Toll System Five-Year Work Program)	A-/A3	625,000	747,225
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System Five-Year Work Program)	A-/A3	625,000	760,513
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,252,295
Orange County, 0% due 10/1/2016 (County Correctional Facilities and Communications System; Insured: AMBAC)	NR/NR	410,000	401,447
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	559,030
Sarasota County Public Hospital Board, 4.659% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	1,000,000	1,050,000
School Board of Marion County COP, 5.25% due 6/1/2022 pre-refunded 6/1/2015 (Educational Facilities; Insured: AMBAC)	NR/A2	1,000,000	1,008,450
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	AA-/A3	1,000,000	1,119,540
University of Southern Florida Financing Corp. COP, 5.00% due 7/1/2021 (Student Housing & Parking Facilities; Insured: AMBAC)	A+/A1	375,000	379,451
Volusia County Educational Facilities Authority, 5.00% due 10/15/2030 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	1,500,000	1,710,870

GEORGIA — 1.23%
City of Atlanta, 6.25% due 11/1/2034 pre-refunded 11/1/2019 (Water and Wastewater Capital Improvement Program)	AA-/Aa3	500,000	610,175
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,153,860
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A3	515,000	564,409
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa2	350,000	418,698
Municipal Gas Authority of Georgia GO, 5.00% due 4/1/2016 (Public Gas Partners, Inc.-Gas Portfolio III Project)	AA-/A1	350,000	366,412

GUAM — 1.82%
Guam Government, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	553,925
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,125,530
Guam Government GO, 7.00% due 11/15/2039	BB-/NR	520,000	614,052
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,170,940
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Ba1	500,000	588,660
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Ba1	500,000	570,425

ILLINOIS — 6.42%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA/A2	365,000	389,130
City of Chicago, 5.00% due 1/1/2031 (Riverwalk Expansion Project; Insured: AGM)	AA+/A2	500,000	558,080
City of Chicago GO, 5.00% due 1/1/2020 (Insured: AGM)	AA/A2	475,000	476,876
Cook County GO, 5.25% due 11/15/2033	AA/A1	1,000,000	1,114,010
Illinois Finance Authority, 5.00% due 8/1/2029 (Advocate Health Care Network)	AA/Aa2	2,195,000	2,567,513
[b] Illinois Finance Authority, 5.00% due 8/15/2035 (Silver Cross Hospital & Medical Centers)	NR/Baa1	2,355,000	2,591,042
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	361,809
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,545,000	1,822,142
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2028	AA-/NR	1,000,000	1,160,380
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2031	AA-/NR	2,255,000	2,581,051
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/ Baa1	1,500,000	1,567,620
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	NR/A3	175,000	183,484
Village of Melrose Park GO, 6.75% due 12/15/2021 (Redevelopment Project Costs; Insured: Natl-Re)	NR/A3	410,000	499,101
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/A3	570,000	410,805

INDIANA — 2.21%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	1,000,000	1,121,310

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB-/B1	$3,000,000	$3,365,460
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,112,000

IOWA — 0.71%
Iowa Finance Authority, 5.25% due 12/1/2025 (Iowa Fertilizer Company Project)	BB-/NR	1,615,000	1,804,666

KANSAS — 1.34%
City of Wichita, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	175,000	173,619
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	795,002
Kansas City Community College COP, 3.00% due 4/1/2016 (Higher Education Campus Facilities)	AA-/NR	150,000	153,675
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2031 (Utility System Improvement)	A+/A3	1,000,000	1,146,200
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2032 (Utility System Improvement)	A+/A3	1,000,000	1,140,090

KENTUCKY — 1.32%
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A-/Baa1	540,000	618,273
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	715,000	597,833
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,650,000	2,127,446

LOUISIANA — 2.31%
City of New Orleans, 5.00% due 12/1/2034 (Water System Facilities Improvement)	BBB+/NR	400,000	449,528
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,314,300
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA/A3	120,000	124,727
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	523,275
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,250,000	2,454,390

MASSACHUSETTS — 0.13%
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	300,000	319,482

MICHIGAN — 9.30%
Board of Governors of Wayne State University, 5.00% due 11/15/2033 (Eductional Facilities and Equipment)	AA-/Aa3	1,250,000	1,426,137
City of Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,100,260
City of Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Nursing and Rehabilitation Center)	NR/A2	1,000,000	1,099,700
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,223,091
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,134,380
Detroit City School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	1,000,000	1,148,310
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa2	1,000,000	1,184,970
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A2	225,000	254,153
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,087,740
Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	6,000,000	6,803,040
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	662,716
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,035,000	1,111,311
Michigan State Hospital Finance Authority, 5.00% due 11/15/2015 (Edward W. Sparrow Hospital Assoc.)	A+/A1	200,000	205,110
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Southshore Medical Center)	A/A1	650,000	713,349
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health System)	A-/A3	1,000,000	1,136,790
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	250,000	317,600
Wayne County Airport Authority, 5.00% due 12/1/2031 (Detroit Metropolitan Wayne County Airport)	A/A2	650,000	747,175
Wayne County Airport Authority, 5.00% due 12/1/2033 (Detroit Metropolitan Wayne County Airport)	A/A2	825,000	942,439
Wayne County Airport Authority, 5.00% due 12/1/2034 (Detroit Metropolitan Wayne County Airport)	A/A2	1,140,000	1,298,221

MINNESOTA — 0.22%
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023	A/A2	115,000	121,378
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood and Woodbury Healthcare Facility Projects)	NR/NR	415,000	426,819

MISSISSIPPI — 0.06%
Jackson Public School District, 4.00% due 2/1/2018 (District Long Range Capital Expenditure Program; Insured: AGM) (State Aid Withholding)	NR/Aa3	140,000	141,366

MISSOURI — 1.40%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements) (ETM)	NR/NR	840,000	908,427
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,647,860

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
NEW HAMPSHIRE — 0.09%
New Hampshire Health and Educational Facilities Authority, 0.03% due 7/1/2035 put 4/1/2015 (University System of New Hampshire; SPA: U.S. Bank, N.A.) (daily demand notes)	A+/Aa3	$240,000	$240,000

NEW JERSEY — 3.44%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	822,390
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A2	1,000,000	1,220,700
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A2	2,000,000	2,178,360
New Jersey Transit Corp., 5.00% due 9/15/2020 (Federal Transit Administration Section 5307 Urbanized Area Formula Funds)	A/A3	1,000,000	1,145,240
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2042 (Transportation System Improvements)	A-/A2	1,000,000	1,065,230
Salem County Pollution Control Financing Authority, 5.00% due 12/1/2023 (Chambers Project) (AMT)	BBB/Baa3	2,000,000	2,282,680

NEW MEXICO — 1.47%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	1,000,000	1,110,650
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,500,000	2,609,425

NEW YORK — 10.40%
City of New York GO, 0.03% due 8/1/2020 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	A+/Aa1	1,500,000	1,500,000
City of New York GO, 0.03% due 8/1/2020 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	3,000,000	3,641,190
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	2,000,000	2,339,420
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA/A1	400,000	406,228
New York City Municipal Water Finance Authority, 0.02% due 6/15/2035 put 4/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	12,600,000	12,600,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2050 put 4/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	4,900,000	4,900,000

NORTH CAROLINA — 0.85%
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2020 (Progress Energy Carolinas, Inc. Initial Project Acquisition; Insured: AMBAC)	A-/NR	410,000	424,584
[b] North Carolina Medical Care Commission, 5.00% due 6/1/2029 (Vidant Health)	A+/A1	1,500,000	1,741,170

OHIO — 2.52%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A3	500,000	558,770
City of Akron, 5.00% due 12/1/2031 (Community Learning Centers)	AA+/NR	625,000	718,513
Cleveland-Cuyahoga County Port Authority, 6.25% due 5/15/2016 (Council for Economic Opportunities in Greater Cleveland Project; LOC: FifthThird Bank)	BBB+/NR	155,000	155,299
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: FifthThird Bank)	BBB+/NR	990,000	1,151,845
Ohio State Air Quality Development Authority, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	100,000	100,600
Ohio State Air Quality Development Authority, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,000,000	1,044,570
Ohio State Water Development Authority, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,056,470
Ohio State Water Development Authority, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,350,000	1,357,492
Wyoming City School District GO, 5.00% due 12/1/2018 (Educational Facilities; Insured: AGM)	NR/A2	250,000	257,735

OREGON — 0.83%
State of Oregon GO, 0.03% due 12/1/2041 put 4/1/2015 (Veterans’ Loan Program; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	1,100,000	1,100,000
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration Project; Insured: ACA)	NR/NR	1,000,000	1,012,140

PENNSYLVANIA — 5.36%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	950,000	1,055,697
City of Philadelphia, 5.00% due 6/15/2027 (Philadelphia International and Northeast Philadelphia Airports) (AMT)	A+/A2	2,000,000	2,230,100
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.03% due 7/1/2041 put 4/1/2015 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	2,145,000	2,145,000
Lancaster County Hospital Authority, 5.00% due 11/1/2019 (Masonic Villages Project)	A/NR	2,675,000	3,078,711
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,840,986
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	2,000,000	2,140,340
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,100,680

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
RHODE ISLAND — 0.31%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	A+/NR	$315,000	$377,575
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	A+/NR	350,000	414,746

SOUTH DAKOTA — 0.51%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	457,516
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	848,235

TENNESSEE — 0.23%
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/Baa1	500,000	589,435

TEXAS — 13.88%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	720,000	744,581
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	795,000	808,666
City of Houston, 5.00% due 9/1/2025 (Convention & Entertainment Facilities Department)	A-/A2	1,000,000	1,187,040
City of Houston, 5.00% due 9/1/2028 (Convention & Entertainment Facilities Department)	A-/A2	325,000	375,277
City of Houston, 5.00% due 11/15/2028 (Combined Utility System)	AA/Aa2	2,500,000	3,007,225
City of Houston, 5.00% due 9/1/2034 (Convention & Entertainment Facilities Department)	A-/A2	1,550,000	1,748,369
City of Kerrville Health Facilities Development Corp., 5.45% due 8/15/2035 (Sid Peterson Memorial Hospital)	BBB/NR	2,600,000	2,623,946
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A/A2	1,165,000	1,490,466
Commissioners Court of Bexar County, 5.00% due 6/15/2018 pre-refunded 6/15/2015 (County Highway Construction and Maintenance)	AA+/Aaa	200,000	201,982
Harris County-Houston Sports Authority, 5.00% due 11/15/2030	A-/A2	2,000,000	2,299,640
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	572,055
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,138,360
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	20,000	24,338
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	2,980,000	3,444,403
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	46,859
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public Schools)	BBB/NR	1,000,000	1,187,190
State of Texas GO, 1.50% due 8/31/2015 (Cash Flow Management)	SP-1+/Mig1	10,000,000	10,059,600
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	104,016
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	170,683
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,706,829
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,152,820
Texas Transportation Commission, 5.00% due 8/15/2034 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,113,860

U.S. VIRGIN ISLANDS — 0.23%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	572,490

UTAH — 0.90%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,120,020
Utah Transit Authority, 5.00% due 6/15/2033 (Integrated Mass Transit System)	A+/A1	1,000,000	1,160,350

VIRGINIA — 1.00%
City of Lexington IDA, 5.25% due 1/1/2021 (Kendal at Lexington Residential Care Facility)	NR/NR	395,000	409,955
City of Lexington IDA, 5.375% due 1/1/2022 (Kendal at Lexington Residential Care Facility)	NR/NR	630,000	652,781
City of Lexington IDA, 5.375% due 1/1/2023 (Kendal at Lexington Residential Care Facility)	NR/NR	425,000	439,195
City of Lexington IDA, 5.375% due 1/1/2028 (Kendal at Lexington Residential Care Facility)	NR/NR	1,000,000	1,025,680

WASHINGTON — 2.06%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,653,812
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,166,340
Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	A/A2	2,000,000	2,391,460

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WISCONSIN — 0.40%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A3	$1,000,000	$1,006,960

TOTAL INVESTMENTS — 99.46% (Cost $234,912,387)			$252,241,630
OTHER ASSETS LESS LIABILITIES — 0.54%			1,358,930

NET ASSETS — 100.00%			$253,600,560

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority

ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $234,912,387) (Note 2)	$252,241,630
Cash	2,489,792
Receivable for investments sold	35,000
Receivable for fund shares sold	1,020,886
Interest receivable	2,644,538
Prepaid expenses and other assets	49,337

Total Assets	258,481,183

LIABILITIES
Payable for investments purchased	4,272,328
Payable for fund shares redeemed	319,196
Payable to investment advisor and other affiliates (Note 3)	202,497
Accounts payable and accrued expenses	34,961
Dividends payable	51,641

Total Liabilities	4,880,623

NET ASSETS	$253,600,560

NET ASSETS CONSIST OF
Undistributed net investment income	$3,622
Net unrealized appreciation on investments	17,329,243
Accumulated net realized gain (loss)	(19,865)
Net capital paid in on shares of beneficial interest	236,287,560

$253,600,560

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($66,407,416 applicable to 4,339,578 shares of beneficial interest outstanding - Note 4)	$15.30
Maximum sales charge, 2.00% of offering price	0.31

Maximum offering price per share	$15.61

Class C Shares:
Net asset value and offering price per share* ($29,079,665 applicable to 1,898,359 shares of beneficial interest outstanding - Note 4)	$15.32

Class I Shares:
Net asset value, offering and redemption price per share ($158,113,479 applicable to 10,322,601 shares of beneficial interest outstanding - Note 4)	$15.32

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

14    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income	$9,153
Interest income (net of premium amortized of $544,332)	4,137,414

Total Income	4,146,567

EXPENSES
Investment advisory fees (Note 3)	898,822
Administration fees (Note 3)
Class A Shares	40,329
Class C Shares	17,473
Class I Shares	36,800
Distribution and service fees (Note 3)
Class A Shares	80,659
Class C Shares	84,029
Transfer agent fees
Class A Shares	23,361
Class C Shares	6,852
Class I Shares	34,625
Registration and filing fees
Class A Shares	8,342
Class C Shares	10,398
Class I Shares	10,991
Custodian fees (Note 3)	24,083
Professional fees	20,260
Accounting fees	3,032
Trustee fees	4,338
Other expenses	11,198

Total Expenses	1,315,592
Less:
Expenses reimbursed by investment advisor (Note 3)	(21,953)
Fees paid indirectly (Note 3)	(1,609)

Net Expenses	1,292,030

Net Investment Income	2,854,537

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(19,596)
Net change in unrealized appreciation (depreciation) on investments	1,930,172

Net Realized and Unrealized Gain	1,910,576

Net Increase in Net Assets Resulting from Operations	$4,765,113

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,854,537	$5,399,995
Net realized gain (loss) on investments	(19,596)	174,212
Net unrealized appreciation (depreciation) on investments	1,930,172	10,351,044

Net Increase (Decrease) in Net Assets Resulting from Operations	4,765,113	15,925,251

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(712,878)	(1,584,898)
Class C Shares	(266,995)	(568,645)
Class I Shares	(1,874,664)	(3,246,452)
From realized gains
Class A Shares	(46,826)	(189,519)
Class C Shares	(20,477)	(79,000)
Class I Shares	(107,131)	(342,071)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	4,508,160	6,109,965
Class C Shares	2,706,713	3,609,685
Class I Shares	19,948,721	42,182,323

Net Increase in Net Assets	28,899,736	61,816,639

NET ASSETS
Beginning of Period	224,700,824	162,884,185

End of Period	$253,600,560	$224,700,824

Undistributed net investment income	$3,622	$3,622

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$252,241,630	$—	$252,241,630	$—

Total Investments in Securities	$252,241,630	$—	$252,241,630	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $305 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,140 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $7,878 for Class A shares and $14,075 for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $1,609.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	862,077	$13,180,750	2,214,705	$32,669,985
Shares issued to shareholders in reinvestment of dividends	47,103	720,260	115,738	1,703,678
Shares repurchased	(614,056)	(9,392,850)	(1,917,594)	(28,263,698)

Net increase (decrease)	295,124	$4,508,160	412,849	$6,109,965

Class C Shares
Shares sold	322,541	$4,935,911	584,844	$8,670,364
Shares issued to shareholders in reinvestment of dividends	16,368	250,555	39,009	573,997
Shares repurchased	(161,887)	(2,479,753)	(383,694)	(5,634,676)

Net increase (decrease)	177,022	$2,706,713	240,159	$3,609,685

Class I Shares
Shares sold	1,967,849	$30,124,531	4,322,972	$64,055,109
Shares issued to shareholders in reinvestment of dividends	117,069	1,791,992	225,879	3,331,595
Shares repurchased	(781,955)	(11,967,802)	(1,724,127)	(25,204,381)

Net increase (decrease)	1,302,963	$19,948,721	2,824,724	$42,182,323

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $40,394,806 and $10,047,674, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$234,912,387

Gross unrealized appreciation on a tax basis	$17,622,971
Gross unrealized depreciation on a tax basis	(293,728)

Net unrealized appreciation (depreciation) on investments (tax basis)	$17,329,243

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

20    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$15.19	0.17	0.12	0.29	(0.17)	(0.01)	(0.18)	$15.30	2.21	(d)	1.25	(d)	1.25	(d)	1.28	(d)	1.92	4.90	$66,407
2014(b)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19	2.82		1.25		1.25		1.31		8.93	21.89	$61,424
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74		1.25		1.25		1.31		(2.21)	37.42	$52,278
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34		1.25		1.25		1.31		11.71	12.52	$65,446
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37		1.25		1.25		1.38		3.47	19.45	$39,808
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
Class C Shares
2015(c)	$15.20	0.15	0.13	0.28	(0.15)	(0.01)	(0.16)	$15.32	1.91	(d)	1.55	(d)	1.55	(d)	1.65	(d)	1.83	4.90	$29,080
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20	2.53		1.55		1.55		1.72		8.60	21.89	$26,168
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44		1.55		1.55		1.73		(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04		1.55		1.55		1.78		11.38	12.52	$23,521
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07		1.55		1.55		1.83		3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
Class I Shares
2015(c)	$15.20	0.19	0.13	0.32	(0.19)	(0.01)	(0.20)	$15.32	2.55	(d)	0.91	(d)	0.91	(d)	0.91	(d)	2.15	4.90	$158,114
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20	3.12		0.94		0.93		0.94		9.27	21.89	$137,109
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04		0.95		0.95		0.96		(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62		0.95		0.95		0.95		12.03	12.52	$92,386
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62		0.99		0.99		1.03		3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,019.20	$6.29
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class C Shares
Actual	$1,000.00	$1,018.30	$7.80
Hypothetical*	$1,000.00	$1,017.20	$7.80
Class I Shares
Actual	$1,000.00	$1,021.50	$4.60
Hypothetical*	$1,000.00	$1,020.38	$4.60

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.91%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report     27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1979

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg California Limited Term Municipal Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

April 16, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by three cents to $13.87 per share during the six months ended March 31, 2015. If you were with us for the entire period, you received dividends of 9.75 cents per share. If you reinvested your dividends, you received 9.78 cents per share. Dividends were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 0.92% total return (without sales charge) for the six months ended March 31, 2015, compared to the 1.02% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 1.32% more price return and 1.42% less income than its benchmark.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration (a measure of interest-rate sensitivity) was 3.45 years, compared to 3.76 years for the benchmark. The shorter duration hurt performance by 0.05%. The Fund’s position along the yield curve added 0.14%, and sector selection subtracted 0.45% of relative performance. Credit selection added 1.01% to relative performance. Other factors including security selection added 0.67%.

The Municipal Market

The municipal market has been something of a roller coaster over the past six months. Much of that volatility revolves around investors’ increased fears of an eventual Federal Reserve rate increase. While those fears aren’t completely unfounded, we believe the typical municipal bond investor is ignoring several other sources of risk present in the market.

First and foremost, it appears that risk is mispriced. At a very high level, we examine two primary sources of risk in the municipal market: duration and credit quality. The hunt for excess yield has bid up the prices of these sources of risk to levels we believe are unsustainable.

Investors looking for more yield can increase the duration of their purchases. This strategy often makes sense in a period characterized by a steep yield curve. When the curve is sufficiently steep, the incremental yield an investor picks up for buying a bond one year longer may, in fact, provide adequate compensation for the increased interest-rate risk. But through the six months ended March 31, 2015, we believe compensation offered to investors to extend duration was not in line with the added risk. This was particularly true when looking at the overall low level of interest rates in the market. Chart I shows the yield of a AAA rated general obligation bond less the core PCE index (or Personal Consumption Expenditures index, the Federal Reserve’s favored inflation measure). This is the so-called “real yield” an investor receives after inflation; this was and continues to be well below the long-term average.

Chart I 10-Year AAA General Obligation Municipal Bond Real Yield History, Using Core PCE Index

Less risk-averse investors can also decrease the average credit quality of their portfolios in an attempt to generate more income. While this can be a sound strategy in times of wide credit spreads, it fails during periods when credit risk is mispriced. Chart II shows a history of credit spreads, which in this case is the incremental yield an investor picked up from investing in a BBB rated revenue bond versus a AAA rated general obligation bond. Such spreads are as tight as they have been since before the great recession, when municipal bond insurers were thriving and a majority of the market was insured with AAA ratings.

In addition to overpriced risks, investors need to be prepared for continued volatility in the market. We live in a world where the Federal Reserve’s statements are analyzed word for word. The inclusion or deletion of any given word has the potential to send the markets roiling. The increased volatility may be exacerbated in the future by liquidity constraints facing the market, prompted by recent federal regulation. As a result of Dodd-Frank and other regulations, large broker/dealers will no longer be able to allocate the same amount of capital to the municipal market as they have in the past. Without that support, the market could be rattled more than usual if and when we see large outflows.

Investors need to be aware of all of these risks and ensure they are accounting for them appropriately.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Chart II Credit-Spread Difference, BBB Rated Revenue v. AAA Rated General Obligation Bonds

California

Demand for municipal debt in California has been exceptionally high, helping to elevate prices. As a result, many of the mispricing issues we see in the national market exist to an even greater extent in the California market. In general, the credit picture in the state continues to improve. Housing prices have stabilized and are increasing in many areas, leading to stronger fundamentals for most local issuers.

Conclusion

For the past six months, the Thornburg municipal bond team has asked a simple question: “Are we getting paid to take risk?” The answer has been a resounding “no.” As a result, our investors will see a portfolio with a lower duration and a stronger average credit quality, as we overweighted higher-rated credits. We have also increased cash positions to seek to protect against a market liquidity crunch and to strategically take advantage of opportunities should they arise. In short, we believe we have avoided overpriced risk.

Many shareholders may ask themselves “what should I do if interest rates begin to rise?” We continue to stress having confidence in the structure of your portfolio. A portion of your laddered Fund’s bonds mature each year and become available for reinvestment at higher yields; this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should, in our opinion, increase in price over time. We advise being patient when interest rates start to rise, and lengthening your anticipated holding period. Remember that higher yields also mean higher income, something investors have been sorely lacking for quite some time!

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 2/19/87)
Without sales charge	3.16%	3.38%	3.53%	4.53%
With sales charge	1.59%	3.07%	3.37%	4.47%
C Shares (Incep: 9/1/94)
Without sales charge	2.90%	3.11%	3.27%	3.51%
With sales charge	2.39%	3.11%	3.27%	3.51%
I Shares (Incep: 4/1/97)	3.49%	3.72%	3.88%	4.04%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.28%

SEC Yield	0.43%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.94%; C shares, 1.20%; I shares, 0.62%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Bond Insurers – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Personal Consumption Expenditure (PCE) Index – A broad measure of U.S. inflation that assesses the change in prices of goods and services purchased by consumers throughout the economy. Core PCE excludes the more volatile and seasonal food and energy prices.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Standard Deviation – A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Values within one standard deviation of the mean represent approximately two-thirds of the data set, assuming a normal distribution.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

6    Semi-Annual Report

FUND SUMMARY

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Long Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	347

Effective Duration	3.5 Yrs

Average Maturity	4.6 Yrs

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$1,982,347
Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa3	400,000	455,900
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa3	750,000	873,690
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa3	725,000	859,988
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,187,300
Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,500,000	3,068,500
Anaheim Public Financing Authority, 5.00% due 10/1/2018 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	780,000	795,522
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	445,000	452,925
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution Facilities; Insured: AMBAC)	NR/NR	820,000	833,358
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements Project; Insured: AGM)	AA/A2	3,000,000	2,503,680
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area Toll Bridge)	AA/Aa3	2,075,000	2,175,741
Bay Area Toll Authority, 0.72% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	5,087,550
Bay Area Toll Authority, 1.50% due 4/1/2047 (San Francisco Bay Area Toll Bridge)	AA/Aa3	1,000,000	1,012,180
Bay Area Water Supply & Conservation Agency, 2.00% due 10/1/2015 (Regional Water System Improvements)	AA-/Aa3	1,000,000	1,009,340
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water System Improvements)	AA-/Aa3	3,965,000	4,122,054
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,213,280
Brea Redevelopment Agency, 5.00% due 8/1/2019 (Redevelopment Project AB)	AA-/NR	2,000,000	2,306,800
Brentwood Infrastructure Financing Authority, 3.00% due 9/2/2016 (Residential Single Family Development; Insured: AGM)	AA/NR	315,000	326,268
Brentwood Infrastructure Financing Authority, 4.00% due 9/2/2017 (Residential Single Family Development; Insured: AGM)	AA/NR	920,000	991,052
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2020 (Residential Single Family Development; Insured: AGM)	AA/NR	1,760,000	2,064,691
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2021 (Residential Single Family Development; Insured: AGM)	AA/NR	925,000	1,099,325
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2022 (Residential Single Family Development; Insured: AGM)	AA/NR	850,000	1,021,292
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2023 (Residential Single Family Development; Insured: AGM)	AA/NR	2,690,000	3,260,495
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	2,370,000	2,499,118
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,717,023
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,849,473
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,676,980
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,378,160
California HFFA, 4.00% due 2/1/2016 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A+/NR	2,475,000	2,554,769
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA-/Aa3	1,100,000	1,230,471
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A+/NR	2,715,000	3,063,660
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA-/Aa3	1,000,000	1,167,400
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,362,785
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	A+/NR	1,000,000	1,094,990
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,348,615
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,196,330
California HFFA, 5.125% due 7/1/2022 (Dignity Health)	A/A3	1,420,000	1,437,395
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA-/Aa3	3,000,000	3,045,570
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,136,160
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/A1	1,000,000	1,217,750
California HFFA, 5.00% due 7/1/2034 put 10/18/2022 (St. Joseph Health System)	AA-/A1	2,000,000	2,435,000
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/A1	3,000,000	3,325,170
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,912,800
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	172,466
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	185,984
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	146,370
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,820,000	3,062,125
California Pollution Control Financing Authority, 0.02% due 11/1/2026 put 4/1/2015 (Pacific Gas & Electric Co.; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/NR	27,800,000	27,800,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	AA-/A1	660,000	662,798
California State Department of Veterans Affairs, 2.75% due 12/1/2018 (Farm and Home Purchase Program)	AA/Aa3	1,000,000	1,053,210
California State Department of Veterans Affairs, 3.00% due 12/1/2019 (Farm and Home Purchase Program)	AA/Aa3	500,000	532,780
California State Department of Veterans Affairs GO, 4.40% due 12/1/2022 (Farm and Home Purchase Program) (AMT)	AA/Aa2	550,000	559,009
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA/Aa2	3,400,000	3,413,974
California State Department of Water Resources, 5.00% due 5/1/2015 (DWR Power Supply Program)	AA/Aa2	5,000,000	5,020,550
California State Housing Finance Agency, 5.125% due 8/1/2018 (Single Family Housing; Insured: AGM) (AMT)	AA/A2	330,000	339,715
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	741,262
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A+/NR	1,000,000	1,159,110
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	A/Aa3	1,000,000	1,072,120
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,407,685
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A/A1	1,635,000	1,902,715
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A/A1	3,100,000	3,729,641
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A/A1	565,000	678,390
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A/A1	1,950,000	2,345,869
California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A/A1	3,250,000	3,920,507

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A/A1	$1,500,000	$1,812,570
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A/A1	1,200,000	1,420,656
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A/A1	1,400,000	1,693,748
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A/A1	7,200,000	8,746,776
California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A/A1	3,600,000	4,391,172
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A/A1	3,000,000	3,669,000
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A/A1	1,000,000	1,200,800
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A/A1	3,350,000	3,990,185
California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Facilities)	A/A1	3,580,000	4,411,133
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A/A1	4,000,000	4,850,640
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	A+/NR	3,715,000	4,271,061
California Statewide Communities Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,270,000	1,329,969
California Statewide Communities Development Authority, 5.00% due 11/1/2020 (Cottage Health System)	A+/NR	100,000	118,322
California Statewide Communities Development Authority, 4.00% due 11/1/2021 (Cottage Health System)	A+/NR	150,000	170,363
California Statewide Communities Development Authority, 5.00% due 11/1/2022 (Cottage Health System)	A+/NR	125,000	151,179
California Statewide Communities Development Authority, 5.00% due 11/1/2023 (Cottage Health System)	A+/NR	150,000	183,273
California Statewide Communities Development Authority, 5.00% due 11/1/2024 (Cottage Health System)	A+/NR	200,000	244,338
California Statewide Communities Development Authority, 5.00% due 11/1/2025 (Cottage Health System)	A+/NR	135,000	163,620
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	5,000,000	3,093,000
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,246,045
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	1,760,000	1,569,744
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	AA-/A1	1,000,000	1,011,830
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/A1	500,000	593,205
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	A+/Aa3	2,465,000	2,222,690
City and County of San Francisco COP, 5.00% due 11/1/2016 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	200,000	214,458
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl-Re)	AA/Aa3	300,000	301,188
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	700,000	806,099
City and County of San Francisco Redevelopment Agency, 5.00% due 6/1/2020 (San Francisco Redevelopment Projects; Insured: AGM)	AA/A1	1,730,000	2,021,384
City of Antioch Public Financing Authority, 5.00% due 5/1/2022 (Municipal Facilities Project)	AA-/NR	500,000	596,555
City of Antioch Public Financing Authority, 5.00% due 5/1/2024 (Municipal Facilities Project)	AA-/NR	900,000	1,092,132
City of Burbank, 5.00% due 6/1/2015 (Burbank Water and Power System)	AA-/A1	750,000	755,940
City of Burbank, 5.00% due 6/1/2016 (Burbank Water and Power System)	AA-/A1	500,000	526,720
City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,092,180
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	404,449
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	735,338
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,300,000	3,313,530
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	AA-/NR	1,300,000	1,524,172
City of Chula Vista COP, 5.00% due 10/1/2024 (Police Facility Project)	AA-/A1	1,700,000	2,055,810
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A2	550,000	645,062
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A2	720,000	853,783
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A2	1,000,000	1,200,030
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,175,174
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,081,900
City of Los Angeles Community Facilities District No. 4, 3.00% due 9/1/2015 (Playa Vista - Phase 1)	BBB/NR	1,270,000	1,284,707
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2016 (Playa Vista - Phase 1)	BBB/NR	650,000	681,623
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2017 (Playa Vista - Phase 1)	BBB/NR	500,000	537,080
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank, N.A.)	NR/Aa3	2,625,000	2,708,002
City of Manteca, 3.00% due 12/1/2015 (Wastewater and Sewer System)	AA-/Aa3	280,000	285,088
City of Manteca, 4.00% due 7/1/2016 (Water Supply System)	AA-/A1	300,000	313,953
City of Manteca, 3.00% due 12/1/2016 (Wastewater and Sewer System)	AA-/Aa3	520,000	541,086
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	602,443
City of Manteca, 4.00% due 12/1/2018 (Wastewater and Sewer System)	AA-/Aa3	375,000	412,166
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	461,712
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,192,920
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	776,145
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A/NR	605,000	635,740
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC)	NR/NR	885,000	929,622
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa3	650,000	750,750
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa3	600,000	705,678
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa3	1,000,000	1,132,960
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa3	745,000	900,258
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa3	1,000,000	1,219,800

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa3	$750,000	$910,597
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	BBB+/A3	1,155,000	1,337,143
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	BBB+/A3	2,600,000	2,646,020
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	AA-/A3	1,240,000	1,299,557
Colton Public Financing Authority, 4.00% due 4/1/2017 (Electric Generation Facility Project)	NR/A2	530,000	564,349
Colton Public Financing Authority, 4.00% due 4/1/2018 (Electric Generation Facility Project)	NR/A2	550,000	597,713
Colton Public Financing Authority, 4.00% due 4/1/2019 (Electric Generation Facility Project)	NR/A2	400,000	441,144
Colton Public Financing Authority, 5.00% due 4/1/2020 (Electric Generation Facility Project)	NR/A2	410,000	477,429
Colton Public Financing Authority, 5.00% due 4/1/2021 (Electric Generation Facility Project)	NR/A2	650,000	766,701
Colton Public Financing Authority, 5.00% due 4/1/2022 (Electric Generation Facility Project)	NR/A2	970,000	1,160,285
Community Development Commission of the City of Santa Fe Springs, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	1,235,000	1,347,657
Community Redevelopment Agency of the City of Union City, 4.50% due 10/1/2020 (Redevelopment Project; Insured: AMBAC)	NR/Ba1	460,000	460,580
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA/Aa2	1,595,000	1,559,495
Coronado Community Development Agency, 0% due 9/1/2016 (Insured: AGM)	AA/A2	225,000	223,308
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,936,113
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	A+/NR	1,000,000	1,170,920
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	A+/NR	2,500,000	2,966,150
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	A+/NR	1,000,000	1,198,750
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	A+/NR	1,000,000	1,208,940
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	A+/NR	500,000	607,800
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/A1	3,700,000	4,286,598
County of Orange Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	250,000	274,560
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	AA-/A3	1,815,000	1,822,841
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,179,753
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,255,196
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,346,263
Emeryville Redevelopment Agency, 5.00% due 9/1/2022 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,775,000	3,370,265
Emeryville Redevelopment Agency, 5.00% due 9/1/2023 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,420,000	2,966,460
Emeryville Redevelopment Agency, 5.00% due 9/1/2024 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	3,900,000	4,822,818
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling Financing Project; Insured: CIFG)	AA/A3	735,000	768,582
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A3	590,000	658,729
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	AA-/A3	630,000	726,636
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	AA-/A3	675,000	799,909
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	2,510,000	2,908,814
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	720,000	875,693
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,807,518
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,511,971
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,460,343
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2015	BBB+/NR	565,000	569,983
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2016	BBB+/NR	1,290,000	1,323,411
Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	958,723
Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	1,014,813
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,074,522
Kern High School District GO, 3.00% due 8/1/2015 (Insured: AGM)	A+/Aa2	500,000	504,665
Kern High School District GO, 4.00% due 8/1/2016 (Insured: AGM)	A+/Aa2	500,000	524,295
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	538,900
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	548,900
La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,000,000	1,178,690
La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	A+/NR	2,000,000	2,381,240
La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	A+/NR	1,500,000	1,791,375
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A/NR	830,000	856,286
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A/NR	965,000	1,111,535
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A/NR	1,020,000	1,188,239
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A/NR	1,040,000	1,210,914
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A/NR	1,120,000	1,294,115
Los Alamitos USD GO, 0% due 9/1/2016 (Educational Facilities) (ETM)	SP-1+/Aa2	2,000,000	1,990,280
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A1	2,100,000	2,230,725
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A1	1,660,000	1,825,286
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	AA/A1	1,000,000	1,006,200
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/A1	2,060,000	2,331,611
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,817,995
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,270,240

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles Department of Water & Power, 0.01% due 7/1/2034 put 4/1/2015 (Electric Power Plant; SPA: Royal Bank of Canada) (daily demand notes)	AA-/Aa3	$14,000,000	$14,000,000
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Improvements)	A+/A2	3,235,000	3,592,467
Los Angeles Municipal Improvement Corp., 5.00% due 3/1/2018 (Capital Improvements)	A+/A2	4,765,000	5,330,129
Los Angeles USD COP, 5.00% due 10/1/2015 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,000,000	2,048,720
Los Angeles USD COP, 5.00% due 10/1/2016 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	425,000	454,903
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	2,000,000	2,320,820
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	2,750,000	3,371,830
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,718,650
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,762,270
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,222,480
Manteca USD Community Facilities District No. 1989-2, 3.00% due 9/1/2016 (Educational Facilities; Insured: AGM)	AA/A2	410,000	423,284
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	542,680
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	957,104
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,656,890
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	884,017
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	601,480
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/A3	1,275,000	1,278,952
Milpitas Redevelopment Agency, 2.00% due 9/1/2015 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,007,490
Milpitas Redevelopment Agency, 3.00% due 9/1/2016 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,035,860
Milpitas Redevelopment Agency, 4.00% due 9/1/2017 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,077,070
Milpitas Redevelopment Agency, 5.00% due 9/1/2025 (Redevelopment Project Area No. 1)	AA-/NR	2,300,000	2,846,618
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,217,350
Mojave USD COP, 0% due 9/1/2017 (Educational Facilities; Insured: AGM)	AA/NR	1,045,000	1,011,487
Mojave USD COP, 0% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	1,095,000	1,028,917
Moreno Valley Public Financing Authority, 5.00% due 11/1/2024 (Public Improvements)	A+/NR	1,455,000	1,750,380
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,321,693
Natomas USD GO, 5.00% due 8/1/2024 (Insured: BAM)	AA/A2	2,425,000	2,966,042
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,556,239
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,715,345
Northern California Power Agency, 4.00% due 7/1/2015 (Hydroelectric Project)	A+/A1	500,000	504,845
Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A1	500,000	529,945
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	100,000	109,913
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,414,200
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,705,789
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,840,000
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	AA-/A2	2,850,000	2,448,805
Pasadena USD GO, 5.00% due 11/1/2018 pre-refunded 11/1/2015 (Insured: AGM)	NR/Aa2	1,200,000	1,257,660
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	465,000	562,599
Rancho Cucamonga Redevelopment Successor Agency, 5.00% due 9/1/2023 (Insured: AGM)	AA/NR	1,000,000	1,228,410
Rancho Cucamonga Redevelopment Successor Agency, 5.00% due 9/1/2024 (Insured: AGM)	AA/NR	2,000,000	2,479,000
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/A2	2,500,000	2,818,850
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2023 (Merged Project Area; Insured: BAM)	AA/NR	550,000	663,498
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2024 (Merged Project Area; Insured: BAM)	AA/NR	500,000	608,970
Redevelopment Agency of the City of San Mateo, 4.00% due 8/1/2020 (Downtown and Shoreline Area Redevelopment Projects; Insured: Syncora)	A/NR	400,000	402,880
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa3	1,250,000	1,340,950
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Redevelopment Project)	A-/NR	1,055,000	1,112,170
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/NR	1,055,000	1,147,418
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,178,709
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,217,128
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,231,953
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 (Palm Desert Sheriff’s Station Facilities)	AA-/A2	2,600,000	2,972,762
Riverside USD Financing Authority, 2.00% due 9/1/2015 (Educational Facilities; Insured: BAM)	AA/NR	1,300,000	1,309,789
Riverside USD Financing Authority, 3.00% due 9/1/2016 (Educational Facilities; Insured: BAM)	AA/NR	500,000	517,710
Riverside USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	285,000	306,327
Riverside USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	950,000	1,092,424
Riverside USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	215,000	257,555
Riverside USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	680,000	822,038
Riverside USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	350,000	422,209
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,038,112
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	700,000	744,562

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa2	$1,390,000	$1,476,541
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	830,000	967,390
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	912,454
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	970,420
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	917,464
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,589,337
Sacramento City USD GO, 2.00% due 7/1/2015 (Educational Facilities Improvements; Insured: AGM)	AA/NR	100,000	100,460
Sacramento City USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/NR	360,000	406,548
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	6,066,778
Sacramento City USD GO, 5.00% due 7/1/2019 (Educational Facilities Improvements; Insured: AGM)	AA/NR	635,000	734,962
Sacramento City USD GO, 5.00% due 7/1/2020 (Educational Facilities Improvements; Insured: AGM)	AA/NR	500,000	590,660
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/NR	400,000	479,792
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,308,696
Sacramento City USD GO, 5.00% due 7/1/2022 (Educational Facilities Improvments; Insured: AGM)	AA/NR	700,000	852,145
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble Project)	AA-/A1	1,100,000	1,113,013
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/A1	625,000	719,463
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	AA-/A3	3,000,000	3,169,500
Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,798,484
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,375,000	1,380,789
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/Baa3	3,215,000	3,344,532
San Diego Redevelopment Agency, 0.01% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,747,745
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Horton Plaza)	A-/Baa3	2,635,000	2,643,116
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa3	1,390,000	1,677,091
San Diego USD GO, 5.00% due 7/1/2023 (Educational System Capital Projects)	AA-/Aa3	5,000,000	6,219,350
San Diego USD GO, 5.00% due 7/1/2024 (Educational System Capital Projects)	AA-/Aa3	3,000,000	3,719,070
San Francisco Bay Area Rapid Transit District, 5.00% due 7/1/2024 (Insured: Natl-Re)	AA+/Aa2	5,675,000	5,742,192
San Francisco City and County Airports Commission, 5.00% due 5/1/2024 (San Francisco International Airport; Insured: Natl-Re)	AA-/A1	5,000,000	5,246,450
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2019 (San Francisco Redevelopment Projects)	A+/NR	2,050,000	2,366,192
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2020 (San Francisco Redevelopment Projects)	A+/NR	1,685,000	1,982,841
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2021 (San Francisco Redevelopment Projects)	A+/NR	1,000,000	1,193,520
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	5,000,000	4,565,750
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2017 (Maple Street Correctional Center)	AA+/Aa2	750,000	823,590
San Mateo County Joint Powers Financing Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	898,560
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2021 (Maple Street Correctional Center)	AA+/Aa2	410,000	493,009
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2022 (Maple Street Correctional Center)	AA+/Aa2	1,000,000	1,221,100
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2023 (Maple Street Correctional Center)	AA+/Aa2	585,000	722,680
San Mateo County Transit District, 4.50% due 6/1/2022 (Transit Services; Insured: Natl-Re)	AA/Aa2	400,000	402,876
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	AA-/A3	630,000	631,852
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aa1	2,000,000	1,885,700
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	1,000,000	1,165,350
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	1,000,000	1,149,410
Santa Ana USD GO, 0.01% due 8/1/2020 (Insured: Natl-Re)	AA-/A3	2,035,000	1,827,186
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA+/A1	1,000,000	1,072,320
Santa Monica Community College District GO, 0% due 8/1/2018 pre-refunded 8/1/2015 (College District Capital Improvements; Insured: MBIA)	AA/Aa2	1,320,000	1,148,849
Semitropic Improvement District, 5.00% due 12/1/2022 (Water Irrigation System; Insured: AGM)	AA/A2	400,000	481,104
Semitropic Improvement District, 5.00% due 12/1/2023 (Water Irrigation System; Insured: AGM)	AA/A2	500,000	606,385
Semitropic Improvement District, 5.00% due 12/1/2024 (Water Irrigation System; Insured: AGM)	AA/A2	500,000	611,420
Semitropic Improvement District, 5.00% due 12/1/2025 (Water Irrigation System; Insured: AGM)	AA/A2	1,110,000	1,367,975
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	1,000,000	1,070,630
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities)	SP-1+/NR	5,000,000	5,480,250
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A2	1,000,000	1,004,140
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	A+/A2	2,000,000	2,008,480
Southern California Public Power Authority, 0% due 7/1/2015 (Multiple Transmission Projects; Insured: Natl-Re)	AA-/Aa3	1,500,000	1,498,575
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Adelanto Project; Insured: AMBAC)	NR/Aa3	450,000	454,505
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Phoenix Project; Insured: AMBAC)	NR/Aa3	275,000	277,753
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,117,960
State of California, 1.50% due 6/22/2015 (Cash Management Plan)	SP-1+/Mig1	10,000,000	10,032,500
State of California Economic Recovery GO, 5.00% due 7/1/2018 pre-refunded 7/1/2018 (ETM)	NR/Aaa	2,330,000	2,635,277
State of California Economic Recovery GO, 5.00% due 7/1/2018	AA/Aa2	670,000	760,088

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of California GO, 4.00% due 8/1/2016 (Kindergarten University Facilities)	A+/Aa3	$500,000	$525,050
State of California GO, 5.00% due 3/1/2017 (Various Capital Projects; Insured: Syncora)	A+/Aa3	2,860,000	2,986,441
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/Aa3	295,000	300,514
State of California GO, 5.00% due 9/1/2020 (Kindergarten University Facilities)	A+/Aa3	2,000,000	2,372,360
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2023	AA-/NR	1,735,000	2,112,814
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2024	AA-/NR	1,250,000	1,536,225
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Insured: BAM)	AA/NR	400,000	476,248
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Insured: BAM)	AA/NR	400,000	477,700
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Insured: BAM)	AA/NR	450,000	536,913
Temecula Valley USD Financing Authority, 2.00% due 9/1/2015 (Educational Facilities; Insured: BAM)	AA/NR	1,305,000	1,314,344
Temecula Valley USD Financing Authority, 3.00% due 9/1/2016 (Educational Facilities; Insured: BAM)	AA/NR	580,000	600,544
Temecula Valley USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	400,000	430,264
Temecula Valley USD Financing Authority, 5.00% due 9/1/2018 (Educational Facilities; Insured: BAM)	AA/NR	325,000	366,405
Temecula Valley USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	375,000	431,220
Temecula Valley USD Financing Authority, 5.00% due 9/1/2020 (Educational Facilities; Insured: BAM)	AA/NR	400,000	468,468
Temecula Valley USD Financing Authority, 5.00% due 9/1/2021 (Educational Facilities; Insured: BAM)	AA/NR	515,000	612,716
Temecula Valley USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	275,000	329,849
Temecula Valley USD Financing Authority, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	300,000	363,015
Temecula Valley USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	300,000	365,478
Temecula Valley USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	300,000	364,524
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	1,690,000	1,873,382
Turlock Irrigation District, 5.00% due 1/1/2019	AA-/A2	1,000,000	1,139,310
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A1	2,000,000	1,858,280
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/A3	1,050,000	874,755
Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa3	500,000	608,360
Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa3	1,060,000	1,288,494
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/Baa2	1,440,000	1,544,818
Vista Redevelopment Agency, 5.00% due 9/1/2019 (Vista Redevelopment Project; Insured: AGM)	AA/NR	300,000	346,089
Vista Redevelopment Agency, 5.00% due 9/1/2020 (Vista Redevelopment Project; Insured: AGM)	AA/NR	275,000	322,801
Vista Redevelopment Agency, 5.00% due 9/1/2021 (Vista Redevelopment Project; Insured: AGM)	AA/NR	265,000	316,283
Vista Redevelopment Agency, 5.00% due 9/1/2022 (Vista Redevelopment Project; Insured: AGM)	AA/NR	335,000	403,688
Vista Redevelopment Agency, 5.00% due 9/1/2023 (Vista Redevelopment Project; Insured: AGM)	AA/NR	400,000	486,300
Walnut Improvement Agency, 4.00% due 3/1/2016 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	500,000	515,550
Walnut Improvement Agency, 4.00% due 3/1/2017 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,057,150
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,076,650
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	452,032
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	799,117
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	984,975
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,175,604
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A3	1,205,000	1,336,069

TOTAL INVESTMENTS — 89.98% (Cost $545,728,133)			$569,820,091
OTHER ASSETS LESS LIABILITIES — 10.02%			63,454,671

NET ASSETS — 100.00%			$633,274,762

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity

FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $545,728,133) (Note 2)	$569,820,091
Cash	56,333,756
Receivable for investments sold	940,668
Receivable for fund shares sold	2,660,473
Interest receivable	5,232,405

Total Assets	634,987,393

LIABILITIES
Payable for fund shares redeemed	1,131,774
Payable to investment advisor and other affiliates (Note 3)	359,624
Accounts payable and accrued expenses	19,594
Dividends payable	201,639

Total Liabilities	1,712,631

NET ASSETS	$633,274,762

NET ASSETS CONSIST OF
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	24,091,958
Accumulated net realized gain (loss)	(51,285)
Net capital paid in on shares of beneficial interest	609,231,685

$633,274,762

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($172,308,011 applicable to 12,422,879 shares of beneficial interest outstanding - Note 4)	$13.87
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.08

Class C Shares:
Net asset value and offering price per share* ($65,047,338 applicable to 4,685,856 shares of beneficial interest outstanding - Note 4)	$13.88

Class I Shares:
Net asset value, offering and redemption price per share ($395,919,413 applicable to 28,517,072 shares of beneficial interest outstanding - Note 4)	$13.88

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

14    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $3,426,395)	$7,109,709

EXPENSES
Investment advisory fees (Note 3)	1,462,508
Administration fees (Note 3)
Class A Shares	103,192
Class C Shares	39,673
Class I Shares	94,503
Distribution and service fees (Note 3)
Class A Shares	206,385
Class C Shares	159,005
Transfer agent fees
Class A Shares	36,130
Class C Shares	13,306
Class I Shares	84,940
Registration and filing fees
Class A Shares	1,820
Class C Shares	1,820
Class I Shares	1,820
Custodian fees (Note 3)	40,701
Professional fees	23,619
Accounting fees	10,123
Trustee fees	10,779
Other expenses	13,028

Total Expenses	2,303,352
Less:
Fees paid indirectly (Note 3)	(3,451)

Net Expenses	2,299,901

Net Investment Income	4,809,808

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	52,403
Net change in unrealized appreciation (depreciation) on investments	1,357,861

Net Realized and Unrealized Gain	1,410,264

Net Increase in Net Assets Resulting from Operations	$6,220,072

See notes to financial statements.

Semi-Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Six Months Ended	Year Ended
	March 31, 2015*	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$4,809,808	$9,465,710
Net realized gain (loss) on investments	52,403	(13,106)
Net unrealized appreciation (depreciation) on investments	1,357,861	11,340,158

Net Increase (Decrease) in Net Assets Resulting from Operations	6,220,072	20,792,762

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,163,966)	(2,723,413)
Class C Shares	(367,367)	(844,479)
Class I Shares	(3,278,475)	(5,897,818)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	11,782,374	(2,493,202)
Class C Shares	2,045,869	1,968,650
Class I Shares	34,011,669	99,709,790

Net Increase in Net Assets	49,250,176	110,512,290

NET ASSETS
Beginning of Period	584,024,586	473,512,296

End of Period	$633,274,762	$584,024,586

Undistributed net investment income	$2,404	$2,404

*	Unaudited

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$569,820,091	$—	$569,820,091	$—

Total Investments in Securities	$569,820,091	$—	$569,820,091	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions of $1,192 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,083 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $3,451.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,561,317	$21,663,598	4,298,157	$58,771,859
Shares issued to shareholders in reinvestment of dividends	70,375	976,731	166,312	2,280,039
Shares repurchased	(782,322)	(10,857,955)	(4,639,726)	(63,545,100)

Net increase (decrease)	849,370	$11,782,374	(175,257)	$(2,493,202)

Class C Shares
Shares sold	474,770	$6,596,577	987,026	$13,537,477
Shares issued to shareholders in reinvestment of dividends	20,725	287,872	47,999	658,735
Shares repurchased	(348,427)	(4,838,580)	(893,839)	(12,227,562)

Net increase (decrease)	147,068	$2,045,869	141,186	$1,968,650

Class I Shares
Shares sold	5,791,568	$80,425,393	12,907,105	$177,105,776
Shares issued to shareholders in reinvestment of dividends	167,620	2,328,378	288,996	3,969,249
Shares repurchased	(3,506,162)	(48,742,102)	(5,939,982)	(81,365,235)

Net increase (decrease)	2,453,026	$34,011,669	7,256,119	$99,709,790

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $53,560,420 and $23,416,721, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$545,728,133

Gross unrealized appreciation on a tax basis	$24,365,520
Gross unrealized depreciation on a tax basis	(273,562)

Net unrealized appreciation (depreciation) on investments (tax basis)	$24,091,958

At March 31, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $13,507. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At March 31, 2015, the Fund had cumulative tax basis capital losses of $90,182 (of which $30,538 is short-term and $59,644 is long-term), generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryfor-wards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$13.84	0.10	0.03	0.13	(0.10)	—	(0.10)	$13.87	1.41	(d)	0.94	(d)	0.93	(d)	0.94	(d)	0.92	4.59	$172,308
2014(c)	$13.54	0.23	0.30	0.53	(0.23)	—	(0.23)	$13.84	1.67		0.95		0.94		0.95		3.93	16.85	$160,151
2013(c)	$13.75	0.24	(0.20)	0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75		0.94		0.94		0.94		0.28	17.57	$159,058
2012(c)	$13.41	0.29	0.34	0.63	(0.29)	—	(0.29)	$13.75	2.15		0.95		0.95		0.95		4.78	13.06	$150,155
2011(c)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71		0.96		0.96		0.96		2.98	13.33	$123,910
2010(c)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94		0.97		0.97		0.97		5.29	13.69	$114,813
Class C Shares
2015(b)	$13.85	0.08	0.03	0.11	(0.08)	—	(0.08)	$13.88	1.16	(d)	1.19	(d)	1.19	(d)	1.19	(d)	0.80	4.59	$65,047
2014	$13.55	0.19	0.30	0.49	(0.19)	—	(0.19)	$13.85	1.41		1.21		1.20		1.21		3.66	16.85	$62,858
2013	$13.76	0.20	(0.20)	—	(0.20)	(0.01)	(0.21)	$13.55	1.48		1.21		1.21		1.21		0.02	17.57	$59,585
2012	$13.42	0.26	0.34	0.60	(0.26)	—	(0.26)	$13.76	1.88		1.22		1.22		1.22		4.49	13.06	$59,563
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45		1.22		1.22		1.22		2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67		1.23		1.23		1.74		5.09	13.69	$42,039
Class I Shares
2015(b)	$13.85	0.12	0.03	0.15	(0.12)	—	(0.12)	$13.88	1.73	(d)	0.61	(d)	0.61	(d)	0.61	(d)	1.09	4.59	$395,920
2014	$13.55	0.27	0.30	0.57	(0.27)	—	(0.27)	$13.85	1.99		0.62		0.62		0.62		4.27	16.85	$361,015
2013	$13.76	0.28	(0.19)	0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08		0.61		0.61		0.61		0.62	17.57	$254,869
2012	$13.42	0.33	0.35	0.68	(0.34)	—	(0.34)	$13.76	2.46		0.62		0.62		0.62		5.12	13.06	$196,071
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03		0.63		0.62		0.63		3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27		0.63		0.63		0.63		5.72	13.69	$78,948

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,009.20	$4.68
Hypothetical*	$1,000.00	$1,020.27	$4.71
Class C Shares
Actual	$1,000.00	$1,008.00	$5.94
Hypothetical*	$1,000.00	$1,019.01	$5.98
Class I Shares
Actual	$1,000.00	$1,010.90	$3.05
Hypothetical*	$1,000.00	$1,021.89	$3.07

†	Expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.19%; I: 0.61%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1070

Firm Overview

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2015

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

April 16, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by five cents to $13.65 per share during the six months ended March 31, 2015. If you were with us for the entire period, you received dividends of 18.21 cents per share. If you reinvested your dividends, you received 18.31 cents per share. Dividends were lower for Class D shares and higher for Class I shares, to account for varying class-specific expenses. The Class A shares equaled the Fund’s benchmark index, with a 1.71% total return (without sales charge) for the six months ended March 31, 2015, and a 1.71% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.77% more price return and 0.77% less income than its benchmark.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration (a measure of interest-rate sensitivity) was 4.47 years, compared to 5.42 years for the benchmark. The shorter duration hurt performance by 0.06%. The Fund’s position along the yield curve added 0.24% and sector selection added an additional 0.34% of relative performance. Credit subtracted 0.21% of relative performance. Other factors, including security selection added 0.46%.

The Municipal Market

The municipal market has been something of a roller coaster over the past six months. Much of that volatility revolves around investors’ increased fears of an eventual Federal Reserve rate increase. While those fears aren’t completely unfounded, we believe the typical municipal bond investor is ignoring several other sources of risk present in the market.

First and foremost, it appears that risk is mispriced. At a very high level, we examine two primary sources of risk in the municipal market: duration and credit quality. The hunt for excess yield has bid up the prices of these sources of risk to levels we believe are unsustainable.

Investors looking for more yield can increase the duration of their purchases. This strategy often makes sense in a period characterized by a steep yield curve. When the curve is sufficiently steep, the incremental yield an investor picks up for buying a bond one year longer may, in fact, provide adequate compensation for the increased interest-rate risk. But through the six months ended March 31, 2015, we believe compensation offered to investors to extend duration was not in line with

Chart I | 10-Year AAA General Obligation Municipal Bond Real Yield History, Using Core PCE Index

the added risk. This was particularly true when looking at the overall low level of interest rates in the market. Chart I shows the yield of a AAA rated general obligation bond less the core PCE index (or Personal Consumption Expenditures index, the Federal Reserve’s favored inflation measure). This is the so-called “real yield” an investor receives after inflation; this was and continues to be well below the long-term average.

Less risk-averse investors can also decrease the average credit quality of their portfolios in an attempt to generate more income. While this can be a sound strategy in times of wide credit spreads, it fails during periods when credit risk is mispriced. Chart II shows a history of credit spreads, which in this case is the incremental yield an investor picked up from investing in a BBB rated revenue bond versus a AAA rated general obligation bond. Such spreads are as tight as they have been since before the great recession, when municipal bond insurers were thriving and a majority of the market was insured with AAA ratings.

In addition to overpriced risks, investors need to be prepared for continued volatility in the market. We live in a world where the Federal Reserve’s statements are analyzed word for word. The inclusion or deletion of any given word has the potential to send the markets roiling. The increased volatility may be exacerbated in the future by liquidity constraints facing the market, prompted by recent federal regulation. As a result of Dodd-Frank and other regulations, large broker/dealers will no longer be able to allocate the same amount of capital to the municipal market as they have in the past. Without that sup-

4    Semi-Annual Report

Chart II | Credit-Spread Difference, BBB Rated Revenue v. AAA Rated General Obligation Bonds

port, the market could be rattled more than usual if and when we see large outflows.

Investors need to be aware of all of these risks and ensure they are accounting for them appropriately.

New Mexico

New Mexico’s economy has suffered as a result of the dramatic decline in energy prices. New Mexico is heavily dependent on the energy sector to boost tax receipts both at the state and local level. While the downturn has not affected bond prices to date, a prolonged period of low prices could begin to adversely affect credit fundamentals.

Conclusion

For the past six months, the Thornburg municipal bond team has asked a simple question: “Are we getting paid to take risk?” The answer has been a resounding “no.” As a result, our investors will see a portfolio with a lower duration and a stronger average credit quality, as we overweighted higher-rated credits. We have also increased cash positions to seek to protect against a market liquidity crunch and to strategically take advantage of opportunities should they arise. In short, we believe we have avoided overpriced risk.

Many shareholders may ask themselves “what should I do if interest rates begin to rise?” We continue to stress having confidence in the structure of your portfolio. A portion of your laddered Fund’s bonds mature each year and become available for reinvestment at higher yields; this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should, in our opinion, increase in price over time. We advise being patient when interest rates start to rise, and lengthening your anticipated holding period. Remember that higher yields also mean higher income, something investors have been sorely lacking for quite some time!

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 6/18/91)
Without sales charge	4.46%	2.55%	3.31%	3.64%	4.62%
With sales charge	2.41%	1.87%	2.90%	3.43%	4.53%
D Shares (Incep: 6/1/99)	4.20%	2.26%	3.05%	3.37%	3.53%
I Shares (Incep: 2/1/07)	4.80%	2.89%	3.66%	—	4.11%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.39%

SEC Yield	0.87%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.97%; D shares, 1.23%; I shares, 0.64%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Bond Insurers – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Personal Consumption Expenditure (PCE) Index – A broad measure of U.S. inflation that assesses the change in prices of goods and services purchased by consumers throughout the economy. Core PCE excludes the more volatile and seasonal food and energy prices.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Standard Deviation – A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Values within one standard deviation of the mean represent approximately two-thirds of the data set, assuming a normal distribution.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

6    Semi-Annual Report

FUND SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	125

Effective Duration	4.5 Yrs

Average Maturity	8.1 Yrs

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$2,036,267
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,177,630
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2005 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	2,000,000	2,445,720
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2016 (San Juan-Chama Drinking Water Project; Insured: AMBAC)	AA+/Aa2	500,000	529,230
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2018 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,602,626
a Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2031 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	500,000	599,375
a Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2032 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	1,000,000	1,194,810
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	4,160,392
Albuquerque Municipal School District No. 12 GO, 4.00% due 8/1/2029 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,300,000	1,408,147
Bernalillo County GRT, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,382,200
Bernalillo County GRT, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,932,195
Bernalillo County GRT, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,601,680
Bernalillo County GRT, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,770,227
Bernalillo County GRT, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	368,679
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services)	AAA/Aa2	3,000,000	3,807,180
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	815,000	1,034,284
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,629,169
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,729,864
b Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,345,531
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,144,890
Cibola County, 3.00% due 6/1/2015 (County Building Improvements)	NR/A2	290,000	291,349
Cibola County, 3.00% due 6/1/2015 (County Building Improvements)	NR/A2	145,000	145,674
Cibola County, 3.00% due 6/1/2016 (County Building Improvements)	NR/A2	185,000	190,607
Cibola County, 3.00% due 6/1/2016 (County Building Improvements)	NR/NR	245,000	252,426
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/A2	360,000	433,206
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/NR	355,000	427,189
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,536,350
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,439,590
City of Albuquerque GRT, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	656,910
City of Albuquerque GRT, 5.00% due 7/1/2027 (I-25/Paseo del Norte Interchange)	AAA/Aa2	555,000	665,395
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,107,502
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,120
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	647,277
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	3,030,999
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	4,000,000	4,442,600
City of Farmington PCR, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A3	965,000	1,073,389
City of Gallup PCR, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,589,949
City of Las Cruces, 4.00% due 6/1/2021 (Joint Utility System)	NR/Aa2	100,000	113,783
City of Las Cruces, 4.00% due 6/1/2022 (Joint Utility System)	NR/Aa2	670,000	767,920
City of Las Cruces, 4.00% due 6/1/2023 (Joint Utility System)	NR/Aa2	695,000	802,412
City of Las Cruces, 4.00% due 6/1/2025 (Joint Utility System)	NR/Aa2	750,000	868,125
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,292,820
City of Las Cruces GRT, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	844,719
City of Las Cruces GRT, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	891,133
City of Las Cruces GRT, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	929,568
City of Las Cruces GRT, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	973,342
City of Las Cruces GRT, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	5,000,000	5,677,450
City of Rio Rancho GRT, 5.00% due 6/1/2016 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	555,000	559,434
City of Rio Rancho GRT, 5.00% due 6/1/2022 pre-refunded 6/1/2015 (Public Service Facility Projects; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,007,990
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,401,251
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,465,000	1,520,890
Colfax County GRT, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	570,000	630,984
Colfax County GRT, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,751,362
b County of Los Alamos GRT, 5.75% due 6/1/2016 (Public Facilities Projects)	AA+/A1	1,315,000	1,397,385
County of Los Alamos GRT, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,145,650
County of Los Alamos GRT, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	3,000,000	3,448,620
County of Los Alamos GRT, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities Projects)	AA+/A1	1,000,000	1,149,540

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Taos GRT, 3.00% due 4/1/2018 (County Educational Improvements; Insured: BAM)	AA/NR	$1,000,000	$1,037,280
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	2,000,000	2,231,780
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,769,530
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,871,292
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	1,973,054
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,359,100
Las Cruces School District No. 2 GO, 2.00% due 8/1/2018 (New Mexico SD Credit Enhancement Program) (State Aid Withholding)	NR/Aa1	630,000	649,889
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Student Loans; LOC: Royal Bank of Canada) (AMT)	NR/Aaa	2,000,000	2,028,460
b New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016 (Student Loans)	NR/Aaa	690,000	724,880
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,238,929
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,161,390
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,483,990
New Mexico Finance Authority, 5.00% due 6/15/2018 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,915,000	2,942,838
New Mexico Finance Authority, 5.00% due 6/15/2019 (UNM Health Sciences Center; Insured: Natl-Re)	NR/Aa2	1,215,000	1,226,834
New Mexico Finance Authority, 5.00% due 6/1/2020 (The Public Project Revolving Fund Program; Insured: AMBAC)	AAA/Aa1	365,000	384,805
New Mexico Finance Authority, 5.00% due 6/15/2022 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	1,300,000	1,414,803
New Mexico Finance Authority, 5.00% due 6/1/2024 (The Public Project Revolving Fund Program)	AAA/Aa1	4,185,000	5,226,688
New Mexico Finance Authority, 5.00% due 6/15/2024 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	7,000,000	7,618,170
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,492,048
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,449,917
a New Mexico Finance Authority, 5.00% due 6/15/2031 (The Public Project Revolving Fund Program)	AA+/Aa2	1,000,000	1,187,240
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,749,757
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,011,420
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,198,533
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,875,940
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,012,050
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,087,540
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,333,480
New Mexico Housing Authority, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	670,000	670,496
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2015	A+/A1	490,000	495,571
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	676,518
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	776,297
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	607,068
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	579,351
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,687,500
New Mexico MFA, 5.25% due 7/1/2023 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	410,000	432,546
New Mexico MFA, 5.375% due 7/1/2023 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	300,000	302,157
New Mexico MFA, 4.625% due 3/1/2028 (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	1,370,000	1,473,202
New Mexico MFA, 5.50% due 7/1/2028 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	900,000	943,020
New Mexico MFA, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	270,000	284,270
New Mexico MFA, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	495,000	530,813
Regents of the University of New Mexico, 5.00% due 6/1/2015 (Campus Improvements; Insured: AMBAC) (ETM)	AA/Aa2	1,590,000	1,602,752
Regents of the University of New Mexico, 5.00% due 1/1/2016 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA/A2	2,920,000	2,931,943
Regents of the University of New Mexico, 5.00% due 1/1/2018 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA/A2	2,000,000	2,030,160
Regents of the University of New Mexico, 5.00% due 1/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA/A2	3,000,000	3,045,240
Regents of the University of New Mexico, 5.00% due 7/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA/A2	3,000,000	3,045,240
Regents of the University of New Mexico, 5.00% due 1/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA/A2	2,310,000	2,344,835
Regents of the University of New Mexico, 5.00% due 7/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA/A2	500,000	507,540
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	495,000	561,058
San Juan County, 3.00% due 6/15/2016 (County Capital Improvements)	A+/A2	410,000	422,595
San Juan County, 4.00% due 6/15/2017 (County Capital Improvements)	A+/A2	500,000	534,355
San Juan County, 5.00% due 6/15/2028 (County Capital Improvements)	A+/A1	1,280,000	1,489,818
San Juan County, 5.00% due 6/15/2030 (County Capital Improvements)	A+/A1	1,365,000	1,573,627
Sandoval County, 4.00% due 6/1/2015 (Intel Corp.) (ETM)	A+/NR	215,000	216,355
Sandoval County, 5.00% due 6/1/2020 pre-refunded 6/1/2015 (Intel Corp.)	A+/NR	6,440,000	6,491,520
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	580,000	616,192
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,865,238
Santa Fe County GO, 4.00% due 7/1/2019 (County Road and Water System Improvement Projects; Insured: Natl-Re)	NR/Aaa	750,000	782,850
Santa Fe County GRT, 5.00% due 6/1/2025 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,563,646
Santa Fe County GRT, 5.00% due 6/1/2026 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,699,767
Santa Fe Public School District GO, 5.00% due 8/1/2022 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	2,205,000	2,695,436

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2016 (Taos County School Facilities) (State Aid Withholding)	NR/Aa1	$200,000	$213,068
Town of Silver City GRT, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,065,170
Town of Silver City GRT, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,120,308
Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	1,635,000	1,638,433
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,172,590
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,849,475
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,776,736

TOTAL INVESTMENTS — 93.78% (Cost $199,917,738)			$212,633,399
OTHER ASSETS LESS LIABILITIES — 6.22%			14,112,571

NET ASSETS — 100.00%			$226,745,970

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association

GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
MFA	Mortgage Finance Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance

See notes to financial statements.

10    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $199,917,738) (Note 2)	$212,633,399
Cash	14,837,869
Receivable for fund shares sold	287,442
Interest receivable	2,700,136

Total Assets	230,458,846

LIABILITIES
Payable for investments purchased	2,964,220
Payable for fund shares redeemed	505,343
Payable to investment advisor and other affiliates (Note 3)	159,288
Accounts payable and accrued expenses	39,912
Dividends payable	44,113

Total Liabilities	3,712,876

NET ASSETS	$226,745,970

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	12,715,661
Accumulated net realized gain (loss)	(1,141,712)
Net capital paid in on shares of beneficial interest	215,197,917

$226,745,970

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($140,887,877 applicable to 10,324,677 shares of beneficial interest outstanding - Note 4)	$13.65
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.93

Class D Shares:
Net asset value, offering and redemption price per share ($30,311,992 applicable to 2,220,289 shares of beneficial interest outstanding - Note 4)	$13.65

Class I Shares:
Net asset value, offering and redemption price per share ($55,546,101 applicable to 4,072,587 shares of beneficial interest outstanding - Note 4)	$13.64

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $668,668)	$3,998,496

EXPENSES
Investment advisory fees (Note 3)	549,276
Administration fees (Note 3)
Class A Shares	88,999
Class D Shares	18,200
Class I Shares	12,048
Distribution and service fees (Note 3)
Class A Shares	177,999
Class D Shares	72,527
Transfer agent fees
Class A Shares	29,217
Class D Shares	4,788
Class I Shares	9,136
Registration and filing fees
Class A Shares	1,820
Class D Shares	1,820
Class I Shares	1,820
Custodian fees (Note 3)	21,835
Professional fees	20,597
Accounting fees	3,640
Trustee fees	3,821
Other expenses	7,223

Total Expenses	1,024,766
Less:
Fees paid indirectly (Note 3)	(2,083)

Net Expenses	1,022,683

Net Investment Income	2,975,813

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(5,403)
Net change in unrealized appreciation (depreciation) on investments	756,734

Net Realized and Unrealized Gain	751,331

Net Increase in Net Assets Resulting from Operations	$3,727,144

See notes to financial statements.

12    Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,975,813	$6,002,378
Net realized gain (loss) on investments	(5,403)	(113,232)
Net unrealized appreciation (depreciation) on investments	756,734	3,934,421

Net Increase (Decrease) in Net Assets Resulting from Operations	3,727,144	9,823,567

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,905,400)	(4,318,586)
Class D Shares	(352,870)	(741,974)
Class I Shares	(717,543)	(941,818)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(3,598,728)	(17,279,143)
Class D Shares	1,774,537	(943,388)
Class I Shares	18,007,135	11,265,574

Net Increase (Decrease) in Net Assets	16,934,275	(3,135,768)

NET ASSETS
Beginning of Period	209,811,695	212,947,463

End of Period	$226,745,970	$209,811,695

Distribution in excess of net investment income	$(25,896)	$(25,896)

*	Unaudited

See notes to financial statements.

Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable

14    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$212,633,399	$—	$212,633,399	$—

Total Investments in Securities	$212,633,399	$—	$212,633,399	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $1,096 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $2,083.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	302,067	$4,121,072	597,314	$8,041,850
Shares issued to shareholders in reinvestment of dividends	120,571	1,647,011	278,451	3,754,060
Shares repurchased	(686,256)	(9,366,811)	(2,159,552)	(29,075,053)

Net increase (decrease)	(263,618)	$(3,598,728)	(1,283,787)	$(17,279,143)

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class D Shares
Shares sold	200,006	$2,727,788	209,729	$2,824,940
Shares issued to shareholders in reinvestment of dividends	25,590	349,610	54,490	735,025
Shares repurchased	(95,377)	(1,302,861)	(334,633)	(4,503,353)

Net increase (decrease)	130,219	$1,774,537	(70,414)	$(943,388)

Class I Shares
Shares sold	1,452,557	$19,775,744	1,102,218	$14,871,619
Shares issued to shareholders in reinvestment of dividends	48,434	661,283	61,670	831,948
Shares repurchased	(178,296)	(2,429,892)	(331,495)	(4,437,993)

Net increase (decrease)	1,322,695	$18,007,135	832,393	$11,265,574

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $11,839,741 and $3,310,000, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$199,917,738

Gross unrealized appreciation on a tax basis	$12,841,810
Gross unrealized depreciation on a tax basis	(126,149)

Net unrealized appreciation (depreciation) on investments (tax basis)	$12,715,661

At March 31, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $113,055. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At March 31, 2015, the Fund had cumulative tax basis capital losses of $1,023,254 (of which $87,413 is short-term and $935,841 is long-term), generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, diversification risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    17

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$13.60	0.18	0.05	0.23	(0.18)	—	(0.18)	$13.65	2.68	(d)	0.97	(d)	0.97	(d)	0.97	(d)	1.71	1.61	$140,888
2014(c)	$13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$13.60	2.87		0.97		0.97		0.97		4.83	10.79	$143,994
2013(c)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76		0.96		0.95		0.96		(1.61)	11.78	$148,499
2012(c)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95		0.95		0.95		0.95		4.80	11.66	$187,578
2011(c)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23		0.96		0.96		0.96		2.93	10.64	$185,208
2010(c)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19		0.96		0.96		0.96		4.38	7.70	$202,870
Class D Shares
2015(b)	$13.61	0.16	0.05	0.21	(0.17)	—	(0.17)	$13.65	2.42	(d)	1.22	(d)	1.22	(d)	1.22	(d)	1.51	1.61	$30,312
2014	$13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$13.61	2.60		1.23		1.23		1.23		4.55	10.79	$28,438
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51		1.21		1.21		1.22		(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71		1.18		1.18		1.22		4.62	11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97		1.22		1.21		1.22		2.66	10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92		1.22		1.22		1.71		4.11	7.70	$24,068
Class I Shares
2015(b)	$13.59	0.20	0.05	0.25	(0.20)	—	(0.20)	$13.64	2.98	(d)	0.65	(d)	0.65	(d)	0.65	(d)	1.88	1.61	$55,546
2014	$13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$13.59	3.19		0.65		0.64		0.65		5.09	10.79	$37,380
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09		0.61		0.61		0.61		(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30		0.61		0.61		0.61		5.24	11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57		0.62		0.61		0.62		3.28	10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53		0.61		0.61		0.61		4.74	7.70	$26,971

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

18 Semi-Annual Report	Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
CLASS A SHARES
Actual	$1,000.00	$1,017.10	$4.87
Hypothetical*	$1,000.00	$1,020.10	$4.88
CLASS D SHARES
Actual	$1,000.00	$1,015.10	$6.12
Hypothetical*	$1,000.00	$1,018.85	$6.13
CLASS I SHARES
Actual	$1,000.00	$1,018.80	$3.25
Hypothetical*	$1,000.00	$1,021.72	$3.25

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; D: 1.22%; I: 0.64%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20    Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    21

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    23

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH178

Firm & Philosophy

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg New York Intermediate Municipal Fund

March 31, 2015

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Minimum investments for Class I shares are higher than those for Class A. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

April 16, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by five cents to $13.27 per share during the six months ended March 31, 2015. If you were with us for the entire period, you received dividends of 14.44 cents per share. If you reinvested your dividends, you received 14.50 cents per share. Dividends were higher for Class I shares, to account for varying class-specific expenses. The Class A shares underperformed the Fund’s benchmark index, with a 1.47% total return (without sales charge) for the six months ended March 31, 2015, compared to the 1.71% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.78% more price return and 1.02% less income than its benchmark.

Throughout the six-month period, the Fund maintained a lower risk posture on interest rates than its benchmark; the average effective duration (a measure of interest-rate sensitivity) was 5.20 years, compared to 5.42 years for the benchmark. The shorter duration hurt performance by 0.21%. The Fund’s position along the yield curve added 0.05% and sector selection contributed 0.63% of relative performance. Credit selection subtracted 0.35% from relative performance. Other factors, including security selection added 0.66%.

The Municipal Market

The municipal market has been something of a roller coaster over the past six months. Much of that volatility revolves around investors’ increased fears of an eventual Federal Reserve rate increase. While those fears aren’t completely unfounded, we believe the typical municipal bond investor is ignoring several other sources of risk present in the market.

First and foremost, it appears that risk is mispriced. At a very high level, we examine two primary sources of risk in the municipal market: duration and credit quality. The hunt for excess yield has bid up the prices of these sources of risk to levels we believe are unsustainable.

Investors looking for more yield can increase the duration of their purchases. This strategy often makes sense in a period characterized by a steep yield curve. When the curve is sufficiently steep, the incremental yield an investor picks up for buying a bond one year longer may, in fact, provide adequate compensation for the increased interest-rate risk. But through the six months ended March 31, 2015, we believe compensation offered to investors to extend duration was not in line with the added risk. This was particularly true when looking at the overall low level of interest rates in the market. Chart I shows the yield of a AAA rated general obligation bond less the core PCE index (or Personal Consumption Expenditures index, the Federal Reserve’s favored inflation measure). This is the so-called “real yield” an investor receives after inflation; this was and continues to be well below the long-term average.

Chart I 10-Year AAA General Obligation Municipal Bond Real Yield History, Using Core PCE Index

Less risk-averse investors can also decrease the average credit quality of their portfolios in an attempt to generate more income. While this can be a sound strategy in times of wide credit spreads, it fails during periods when credit risk is mispriced. Chart II shows a history of credit spreads, which in this case is the incremental yield an investor picked up from investing in a BBB rated revenue bond versus a AAA rated general obligation bond. Such spreads are as tight as they have been since before the great recession, when municipal bond insurers were thriving and a majority of the market was insured with AAA ratings.

In addition to overpriced risks, investors need to be prepared for continued volatility in the market. We live in a world where the Federal Reserve’s statements are analyzed word for word. The inclusion or deletion of any given word has the potential to send the markets roiling. The increased volatility may be exacerbated in the future by liquidity constraints facing the market, prompted by recent federal regulation. As a result of Dodd-Frank and other regulations, large broker/dealers will no longer be able to allocate the same amount of capital to the municipal market as they have in the past. Without that

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Chart II Credit-Spread Difference, BBB Rated Revenue v. AAA Rated General Obligation Bonds

support, the market could be rattled more than usual if and when we see large outflows.

Investors need to be aware of all of these risks and ensure they are accounting for them appropriately.

New York

Demand for municipal debt in New York has been exceptionally high, helping to elevate prices. As a result, many of the mispricing issues we see in the national market exist to an even greater extent in the New York market. In general, the credit picture in the state continues to improve. Housing prices, particularly in New York City, are increasing, leading to stronger fundamentals for most local issuers.

Conclusion

For the past six months, the Thornburg municipal bond team has asked a simple question: “Are we getting paid to take risk?” The answer has been a resounding “no.” As a result, our investors will see a portfolio with a lower duration and a stronger average credit quality, as we overweighted higher-rated credits. We have also increased cash positions to seek to protect against a market liquidity crunch and to strategically take advantage of opportunities should they arise. In short, we believe we have avoided overpriced risk.

Many shareholders may ask themselves “what should I do if interest rates begin to rise?” We continue to stress having confidence in the structure of your portfolio. A portion of your laddered Fund’s bonds mature each year and become available for reinvestment at higher yields; this has the potential to increase income to shareholders. When interest rates do rise, prices will generally decline, but the remaining bonds in the portfolio will move closer to maturity and should, in our opinion, increase in price over time. We advise being patient when interest rates start to rise, and lengthening your anticipated holding period. Remember that higher yields also mean higher income, something investors have been sorely lacking for quite some time!

We will continue to strive to manage your assets to fulfill the Fund’s objectives.

Sincerely,

Christopher Ryon, CFA	Josh Gonze	Nicholos Venditti
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 9/5/97)
Without sales charge	4.48%	2.85%	4.04%	3.90%	4.15%
With sales charge	2.43%	2.15%	3.62%	3.70%	4.03%
I Shares (Incep: 2/1/10)	4.82%	3.18%	4.37%	—	4.35%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.01%

SEC Yield	0.76%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.05%; I shares, 0.73%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above the Annualized Distribution yield would have been 1.92%, and the SEC yield would have been 0.67%.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alternative Minimum Tax – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Bond Insurers – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Personal Consumption Expenditure (PCE) Index – A broad measure of U.S. inflation that assesses the change in prices of goods and services purchased by consumers throughout the economy. Core PCE excludes the more volatile and seasonal food and energy prices.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Standard Deviation – A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Values within one standard deviation of the mean represent approximately two-thirds of the data set, assuming a normal distribution.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

6    Semi-Annual Report

Fund Summary

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	79

Effective Duration	5.2 Yrs

Average Maturity	8.5 Yrs

Long Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of New York GO, 5.00% due 6/1/2019 pre-refunded 6/1/2016 (City Budget Financial Management; Insured: AGM)	AA/Aa2	$255,000	$269,022
City of New York GO, 5.00% due 8/1/2019 (City Budget Financial Management)	AA/Aa2	1,000,000	1,150,820
City of New York GO, 0.03% due 8/1/2020 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	300,000	300,000
City of New York GO, 0.03% due 8/1/2021 put 4/1/2015 (City Budget Financial Management; LOC: JPMorgan Chase Bank N.A) (daily demand notes)	A+/Aa1	300,000	300,000
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	1,000,000	1,213,730
City of New York GO, 5.00% due 8/1/2025 (City Budget Financial Management)	AA/Aa2	400,000	439,816
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	1,000,000	1,167,660
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,180,280
Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	618,075
Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	583,287
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA/Aa2	1,000,000	1,139,590
Government of Guam, 5.375% due 12/1/2024	BBB+/NR	1,000,000	1,115,890
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Ba1	500,000	570,425
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	562,500
Long Island Power Authority, 5.25% due 9/1/2029	A-/Baa1	645,000	796,730
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	911,038
Monroe County Industrial Development Corp., 5.00% due 1/15/2028 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	250,000	283,763
Monroe County Industrial Development Corp., 5.00% due 1/15/2029 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	300,000	337,644
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,064,830
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2021 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	275,000	331,986
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2028 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	400,000	483,908
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2031 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	1,000,000	1,190,670
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	890,089
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,136,040
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	AA-/A2	1,000,000	1,185,510
New York City Municipal Water Finance Authority, 5.00% due 6/15/2032 (Water and Sewer System)	AA+/Aa2	1,000,000	1,186,270
New York City Municipal Water Finance Authority, 0.02% due 6/15/2035 put 4/1/2015 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	3,800,000	3,800,000
New York City Municipal Water Finance Authority, 0.03% due 6/15/2043 put 4/1/2015 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	500,000	500,000
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (World Trade Center Recovery) (State Aid Withholding)	AA/Aa2	1,000,000	1,142,060
New York City Transitional Finance Authority, 5.00% due 11/1/2020 (World Trade Center Recovery)	AAA/Aaa	1,000,000	1,028,490
New York City Trust for Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	199,297
New York Convention Center Development Corp., 5.00% due 11/15/2017 (Jacob K. Javits Convention Center: AMBAC)	NR/A1	1,000,000	1,028,970
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,111,820
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	400,000	442,496
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	633,912
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	1,000,000	1,084,830
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	775,000	885,980
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,175,000	1,360,626
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	325,000	364,725
New York State Dormitory Authority, 5.00% due 7/1/2021 (State University of New York; Insured: Natl-Re)	AA-/NR	300,000	303,564
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	AA-/A3	1,000,000	1,213,060
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,112,990
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	696,469
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,031,040
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,685,145
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,179,830
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,199,190
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa2	1,000,000	1,111,800
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	870,637
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	544,550
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	3,023,725
New York State Dormitory Authority, 5.00% due 10/1/2028 (School District Financing Program; Insured: AGM)	AA/NR	200,000	237,442
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,121,800

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.00% due 7/1/2034 (Pratt Institute)	NR/A3	$1,000,000	$1,146,540
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/A3	1,000,000	1,010,200
New York State Thruway Authority, 5.00% due 4/1/2018 pre-refunded 10/1/2015 (Multi-Year Highway and Bridge Capital Program; Insured: AMBAC)	NR/NR	60,000	61,442
New York State Thruway Authority, 5.00% due 4/1/2018 (Multi-Year Highway and Bridge Capital Program; Insured: AMBAC)	AA/NR	385,000	394,217
New York State Thruway Authority, 5.00% due 4/1/2019 (Multi-Year Highway and Bridge Capital Program; Insured: AMBAC)	AA/A2	235,000	240,595
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge Project)	A-/A3	2,000,000	2,287,340
New York State Thruway Authority, 5.00% due 4/1/2022 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,102,990
New York State Thruway Authority, 5.00% due 1/1/2028 (Multi-Year Highway and Bridge Capital Program)	A/A2	500,000	595,620
New York State Urban Development Corp., 5.25% due 1/1/2021	AA/NR	1,000,000	1,147,660
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,105,410
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (Upstate Properties Development)	A+/NR	1,000,000	1,157,190
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA/Aa3	1,000,000	1,102,010
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2029 (New York Local Government Assistance Corp.)	AAA/Aa1	250,000	304,883
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2030 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,212,880
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2031 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,205,340
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa2	2,150,000	2,505,029
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,159,040
Town of Babylon GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	25,000	25,101
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,566,862
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,207,870
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,195,560
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza Project)	NR/A1	230,000	263,327
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza Project)	NR/A1	710,000	805,019
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,197,050
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,191,870
West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A1	1,300,000	1,589,302

TOTAL INVESTMENTS — 94.76% (Cost $71,288,932)			$76,104,368
OTHER ASSETS LESS LIABILITIES — 5.24%			4,210,326

NET ASSETS — 100.00%			$80,314,694

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation

IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $71,288,932) (Note 2)	$76,104,368
Cash	3,210,128
Receivable for fund shares sold	206,413
Interest receivable	981,007

Total Assets	80,501,916

LIABILITIES
Payable for fund shares redeemed	89,553
Payable to investment advisor and other affiliates (Note 3)	45,723
Accounts payable and accrued expenses	31,276
Dividends payable	20,670

Total Liabilities	187,222

NET ASSETS	$80,314,694

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	4,815,436
Accumulated net realized gain (loss)	(438,069)
Net capital paid in on shares of beneficial interest	75,954,174

$80,314,694

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($52,070,752 applicable to 3,923,236 shares of beneficial interest outstanding - Note 4)	$13.27
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.54

Class I Shares:
Net asset value, offering and redemption price per share ($28,243,942 applicable to 2,128,007 shares of beneficial interest outstanding - Note 4)	$13.27

See notes to financial statements.

10    Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $297,659)	$1,253,215

EXPENSES
Investment advisory fees (Note 3)	197,642
Administration fees (Note 3)
Class A Shares	33,287
Class I Shares	6,449
Distribution and service fees (Note 3)
Class A Shares	66,575
Transfer agent fees
Class A Shares	17,092
Class I Shares	8,689
Registration and filing fees
Class A Shares	6,192
Custodian fees (Note 3)	13,032
Professional fees	20,656
Accounting fees	1,272
Trustee fees	1,640
Other expenses	4,377

Total Expenses	376,903
Less:
Expenses reimbursed by investment advisor (Note 3)	(26,717)
Fees paid indirectly (Note 3)	(259)

Net Expenses	349,927

Net Investment Income	903,288

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(10,166)
Net change in unrealized appreciation (depreciation) on investments	340,767

Net Realized and Unrealized Gain	330,601

Net Increase in Net Assets Resulting from Operations	$1,233,889

See notes to financial statements.

Semi-Annual Report    11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$903,288	$1,691,774
Net realized gain (loss) on investments	(10,166)	(249,977)
Net unrealized appreciation (depreciation) on investments	340,767	1,999,926

Net Increase (Decrease) in Net Assets Resulting from Operations	1,233,889	3,441,723

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(580,387)	(1,289,806)
Class I Shares	(322,901)	(401,968)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(2,464,988)	(1,094,618)
Class I Shares	4,226,475	16,446,386

Net Increase in Net Assets	2,092,088	17,101,717

NET ASSETS
Beginning of Period	78,222,606	61,120,889

End of Period	$80,314,694	$78,222,606

Distribution in excess of net investment income	$(16,847)	$(16,847)

*	Unaudited

See notes to financial statements.

12    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$76,104,368	$—	$76,104,368	$—

Total Investments in Securities	$76,104,368	$—	$76,104,368	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business

14    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $20,084 for Class A shares and $6,633 for Class I shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $259.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	218,060	$2,893,751	1,643,317	$21,214,647
Shares issued to shareholders in reinvestment of dividends	34,688	460,851	80,732	1,052,930
Shares repurchased	(437,793)	(5,819,590)	(1,797,961)	(23,362,195)

Net increase (decrease)	(185,045)	$(2,464,988)	(73,912)	$(1,094,618)

Class I Shares
Shares sold	467,901	$6,215,513	1,745,619	$22,738,797
Shares issued to shareholders in reinvestment of dividends	24,160	321,013	29,671	388,253
Shares repurchased	(173,907)	(2,310,051)	(511,478)	(6,680,664)

Net increase (decrease)	318,154	$4,226,475	1,263,812	$16,446,386

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $5,893,046 and $4,453,278, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$71,288,932

Gross unrealized appreciation on a tax basis	$4,853,142
Gross unrealized depreciation on a tax basis	(37,706)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,815,436

At March 31, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $249,977. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At March 31, 2015, the Fund had cumulative tax basis capital losses of $177,925 (of which $127,505 is short-term and $50,420 is long-term), generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

16    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    17

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
CLASS A SHARES
2015(b)(c)	$13.22	0.14	0.05	0.19	(0.14)	—	(0.14)	$13.27	2.18	(d)	0.99	(d)	0.99	(d)	1.07	(d)	1.47	6.29	$52,071
2014(c)	$12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$13.22	2.27		0.99		0.99		1.05		4.59	14.12	$54,301
2013(c)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54		0.99		0.99		1.05		(1.32)	11.31	$54,061
2012(c)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80		0.99		0.99		1.05		6.90	13.37	$55,862
2011(c)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
2010(c)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
CLASS I SHARES
2015(b)	$13.22	0.17	0.05	0.22	(0.17)	—	(0.17)	$13.27	2.50	(d)	0.67	(d)	0.67	(d)	0.72	(d)	1.64	6.29	$28,244
2014	$12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$13.22	2.57		0.67		0.67		0.73		4.93	14.12	$23,922
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86		0.67		0.67		0.74		(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12		0.67		0.67		0.77		7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514
2010(e)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2010.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

18 Semi-Annual Report	Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses paid During period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,014.70	$4.97
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class I Shares
Actual	$1,000.00	$1,016.40	$3.36
Hypothetical*	$1,000.00	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20    Semi-Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    21

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report     23

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1069

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Low Duration Income Fund
March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report     3

LETTER TO SHAREHOLDERS

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

April 10, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Low Duration Income Fund for the six months ended March 31, 2015. The net asset value (NAV) of a Class A share of the Thornburg Low Duration Income Fund increased two cents in the period to $12.40. If you were invested for the entire period you received dividends of 4.36 cents per share. Dividends per share were higher for Class I shares to account for varying class-specific expenses.

Combining income and change in price, Class A shares of the Thornburg Low Duration Income Fund produced a total return of 0.51% (without sales charge) over the six-month period. The Barclays U.S. 1–3 Year Aggregate Bond Index produced a total return of 0.77% over the same period. The Barclays index reflects no deduction for fees, expenses, or taxes. The average return for the Lipper Short Investment-Grade Debt Funds category was 0.65%.

Market Impact

The six-month period ended March 31, 2015, was relatively eventful. The Federal Reserve officially ended their quantitative easing (QE) program and has signaled that an eventual interest-rate hike is forthcoming. While U.S. Federal Reserve officials are busy attempting to engineer an unwind of zero interest rate policy, excess liquidity, and explicitly supporting particular areas of the fixed income market, European officials have moved in the opposite direction with an official announcement of their own quantitative easing program in January 2015. It is hard to get excited about U.S. rates considering the 10-year U.S. Treasury yield sat at 1.94% as of March 31, 2015. However, quantitative easing by the European Central Bank (ECB), in conjunction with low official policy rates and subdued inflation, caused rates on a significant portion of European sovereign bonds to move into negative territory during the period. This means investors purchasing high-quality European sovereign debt are now paying European central banks for the privilege of holding their money.

Despite the signal that the U.S. economy is on firmer footing and eventual rate hikes are likely to commence prior to the end of 2015, rates in the United States fell across most of the yield curve with only the very front end of the curve rising during the six months ended March 31, 2015. Our belief going into the period was that investors were poorly compensated for holding significant exposure to longer-term rates, so the Fund was positioned shorter on the yield curve and thus did not benefit as much as rates continued to fall in the longer end. The perceived disparity between U.S. and other global rate cycles caused the dollar to rally against nearly every other major global currency across the six-month period. A multitude of factors, including lower global growth along with the ‘supply revolution’ from U.S. shale caused oil to fall significantly throughout the period. West Texas Intermediate Crude oil ended the year at $53.27, and stood at $47.60 as of March 31, 2015. In sympathy with the general “risk-off” move, credit spreads on BBB rated five-year corporate bonds rose by 20 basis points during the six months ended March 31, 2015. Much of this move was in direct response to the fall in oil prices, with sectors less exposed to that decline performing better through the period. The Thornburg Low Duration Income Fund’s move up in quality throughout 2014 was rewarded. However, the Fund remained more exposed to broad credit than did the index.

A Cautious Outlook

As we look forward, we are cautious concerning the eventual normalization of Federal Reserve monetary policy and the impact this may have on longer-term rates, credit spreads, and markets more broadly. Federal Reserve officials have conveyed to the market that the unwind in rates is likely to be gradual and take place over a medium-term time horizon. Additionally, while the Federal Reserve remains “data dependent,” the intention of their first rate hike has already been communicated to markets. For these two reasons, we are hopeful that the normalization of rates will cause minimal market disruption. However, as stewards of your capital, we have felt it prudent to take the necessary precautions in the Thornburg Low Duration Income Fund to prepare for a potentially more volatile period ahead. Given the Fund’s lower duration and laddered portfolio structure, investors could benefit from a gradual pace of normalization to higher long-term yields.

As we have said in the past, when we believe fixed income investors are well compensated for assuming additional risk, we will position the portfolio to seek additional return. However, in times like this where term premiums in global rates are low and the all-in compensation (yield) for holding any given risk remains subdued, we employ the opposite strategy, seeking to pare back risk in most all forms. This has recently meant a continued shortening of duration relative to the benchmarks and longer-term neutral positioning for the Fund. Additionally, our caution has also meant a continued move up in quality, both in terms of credit and liquidity. The Fund now holds a higher cash and cash equivalents balance,

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

which we view as defensive as well as opportunistic. This capital can be deployed in periods of rising volatility to acquire quality assets where we believe the risk/reward tradeoff is skewed in our favor.

The Fund remains a laddered portfolio, a staple structure of Thornburg’s core fixed income funds for more than 30 years. Laddering balances duration and yield in a manner intended to provide attractive risk-adjusted returns over time. With an expected start to normalization of Federal Reserve policy, an eventual rise in the yield curve, and global imbalances exerting pressure on economies worldwide, we do not expect significant price increases in high-quality fixed income. Additionally, it is likely that investors should be ready for an elevated level of volatility across many asset classes, high-quality fixed income included. We have taken many measures to help shield investors from this volatility, but the Fund is likely to be affected as these events develop. Nevertheless, we believe the Fund is well positioned to achieve its longer-term goals of price stability and a reasonably attractive income stream, no matter what environment we may be entering. For investors with an appropriate medium-term investment horizon, we believe the Fund remains an appropriate vehicle for investors seeking low duration core bond investments.

Thank you very much for investing in the Fund.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	Since Incep.
A Shares (Incep: 12/30/13)
Without sales charge	1.15%	1.48%
With sales charge	-0.38%	0.24%
I Shares (Incep: 12/30/13)	1.35%	1.68%

30-Day Yields, a Shares

(with sales charge)

Annualized Distribution Yield	0.64%

SEC Yield	0.59%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. The maximum sales charge for the Fund’s Class A shares is 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 3.14%; I shares, 3.19%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Without the fee waivers and expense reimbursements described above the Annualized Distribution yield would have been negative 1.03%, and the SEC yield would have been negative 1.08%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Glossary

Barclays U.S. 1–3 Yr Aggregate Bond Index – Index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Credit Rating – A rating that assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Lipper Short Investment-Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Sovereign Debt – Government debt that has been issued in a foreign currency.

Term Premium – The excess yield that investors require to commit to holding a long-term bond instead of a series of shorter-term bonds.

West Texas Intermediate (WTI) Crude Oil – The benchmark for oil prices in the United States. WTI crude is a light sweet crude oil with low sulfur content that is often processed into gasoline on the American east coast and then piped across the country for consumption.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s objective is to seek current income, consistent with preservation of capital. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

Security Credit Ratings

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Key Portfolio Attributes

Number of Bonds	100

Effective Duration	1.4 Yrs

Average Maturity	1.8 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

ISSUER-DESCRIPTION	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 20.42%
United States Treasury Notes, 0.25% due 7/15/2015	NR/Aaa	$635,000	$635,325
United States Treasury Notes, 0.25% due 10/31/2015	NR/Aaa	100,000	100,045
United States Treasury Notes, 0.25% due 12/31/2015	NR/Aaa	100,000	100,012
United States Treasury Notes, 0.375% due 4/30/2016	NR/Aaa	100,000	100,055
United States Treasury Notes, 0.375% due 5/31/2016	NR/Aaa	565,000	565,177
United States Treasury Notes, 0.50% due 6/15/2016	NR/Aaa	100,000	100,164
United States Treasury Notes, 0.625% due 12/15/2016	NR/Aaa	100,000	100,215
United States Treasury Notes, 2.75% due 5/31/2017	NR/Aaa	100,000	104,541
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	100,000	100,527
United States Treasury Notes, 0.50% due 7/31/2017	NR/Aaa	400,000	398,469
United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	300,000	299,370
United States Treasury Notes, 1.125% due 12/31/2019	NR/Aaa	100,000	99,005

TOTAL U.S. TREASURY SECURITIES (Cost $2,692,631)			2,702,905

U.S. GOVERNMENT AGENCIES — 1.88%
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	84,604	85,176
[a] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	80,000	79,829
Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	75,968	83,478

TOTAL U.S. GOVERNMENT AGENCIES (Cost $246,137)			248,483

OTHER GOVERNMENT — 1.54%
[a] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	100,000	102,486
[a,b] Turks and Caicos Islands, 3.20% due 2/22/2016	AAA/NR	100,000	102,068

TOTAL OTHER GOVERNMENT (Cost $203,505)			204,554

MORTGAGE BACKED — 0.75%
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.415% due 1/25/2021	NR/Aaa	96,779	99,665

TOTAL MORTGAGE BACKED (Cost $98,547)			99,665

ASSET BACKED SECURITIES — 21.87%
ADVANCE RECEIVABLES — 2.25%
[b] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	100,000	99,225
[b] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	100,000	99,110
[b] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	100,000	99,107

			297,442

AUTO RECEIVABLES — 4.88%
[b] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	100,000	101,228
[b] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	42,272	42,354
[b] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	100,000	100,524
[b] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	100,000	100,525
[b] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AAA/Aaa	100,000	100,648
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AA/Aaa	100,000	100,239
World Omni Auto Receivables Trust, Series 2014-B Class A4, 1.68% due 12/15/2020	AAA/NR	100,000	100,577

			646,095

COMMERCIAL MTG TRUST — 5.37%
[b] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	99,953	102,689
[b] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	88,458	89,972
[b] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.528% due 7/12/2044	NR/Aaa	63,941	64,936
[b] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.833% due 12/25/2045	NR/Baa3	57,944	59,024
[b] GAHR Commercial Mtg Trust, Series 2015-NRF Class BFX, 3.382% due 12/15/2019	AA-/NR	100,000	102,374
[b] JPMorgan Chase Commercial Mtg, Series 2013-JWRZ Class B Floating Rate Note, 1.325% due 4/15/2030	AA-/Aa3	100,000	99,989
[b] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.075% due 4/15/2027	AAA/NR	100,000	99,803
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	92,622	92,905

			711,692

CREDIT CARD — 0.76%
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	100,000	100,527

			100,527

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
OTHER ASSET BACKED — 5.96%
[b] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	$80,307	$80,407
[b] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.36% due 6/10/2021	NR/Aa3	50,000	50,206
[b] CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	A/NR	92,384	93,165
[b] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 0.921% due 10/25/2019	NR/Aaa	100,000	100,000
[b] PFS Financing Corp., Series 2013-AA Class A Floating Rate Note, 0.725% due 2/15/2018	AAA/Aaa	100,000	99,907
[b] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	72,852	73,016
[b] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	100,000	101,190
[b] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	100,000	101,215
[b] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	33,135	33,543
[b] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	56,825	56,720

			789,369

STUDENT LOAN — 2.65%
[b] Navient Student Loan Trust, Series 2015-AA Class A1, 0.717% due 12/15/2021	NR/Aaa	82,647	82,587
[b] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.724% due 5/25/2027	AA+/NR	80,448	80,881
[b] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 2.667% due 1/15/2043	AAA/Aaa	100,000	105,796
SLM Student Loan Trust, Series 2013- 4 Class A Floating Rate Note, 0.724% due 6/25/2027	NR/Aaa	81,390	81,423

			350,687

TOTAL ASSET BACKED SECURITIES (Cost $2,891,314)			2,895,812

CORPORATE BONDS — 30.26%
AUTOMOBILES & COMPONENTS — 1.91%
Automobiles — 1.91%
[b] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	50,000	50,801
[a,b] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	A-/Baa1	100,000	100,382
[b] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	100,000	101,593

			252,776

BANKS — 2.94%
Banks — 2.11%
Bank of America Corp. Floating Rate Note, 1.293% due 1/15/2019	A-/Baa2	100,000	101,369
Citigroup, Inc., 2.50% due 7/29/2019	A-/Baa2	75,000	76,069
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A-/A2	100,000	102,235
Thrifts & Mortgage Finance — 0.83%
[a,b] Northern Rock Covered Bond LLP, 5.625% due 6/22/2017	AAA/Aaa	100,000	109,391

			389,064

CAPITAL GOODS — 1.50%
Construction & Engineering — 0.74%
URS Corp., 3.85% due 4/1/2017	BB-/NR	100,000	98,625
Machinery — 0.76%
[a,b] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/NR	100,000	100,000

			198,625

COMMERCIAL & PROFESSIONAL SERVICES — 0.77%
Commercial Services & Supplies — 0.77%
Cintas Corp. No. 2, 2.85% due 6/1/2016	BBB+/A2	100,000	102,331

			102,331

CONSUMER SERVICES — 0.81%
Diversified Consumer Services — 0.81%
George Washington University, 4.411% due 9/15/2017	A+/A1	100,000	107,184

			107,184

DIVERSIFIED FINANCIALS — 4.40%
Capital Markets — 3.25%
[a] Deutsche Bank AG London, 2.50% due 2/13/2019	A/A3	75,000	76,130
Goldman Sachs Group, Inc. Floating Rate Note, 1.357% due 11/15/2018	A-/Baa1	100,000	101,092
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	100,000	101,857
[a,b] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	100,000	100,865
Morgan Stanley, 1.875% due 1/5/2018	A-/Baa2	50,000	50,342

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Consumer Finance — 0.76%
Synchrony Financial, 1.875% due 8/15/2017	BBB-/NR	$50,000	$50,041
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	50,000	51,085
Diversified Financial Services — 0.39%
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	50,000	51,112

			582,524

ENERGY — 1.45%
Oil, Gas & Consumable Fuels — 1.45%
[a,b] Delek & Avner Tamar Bond Ltd., 2.803% due 12/30/2016	BBB-/Baa3	100,000	99,902
[a] Petrobras Global Finance B.V. Floating Rate Note, 2.631% due 3/17/2017	BBB-/Ba2	100,000	91,990

			191,892

FOOD & STAPLES RETAILING — 0.56%
Food & Staples Retailing — 0.56%
Smith’s 1994-A3 Pass Through Trust, 9.20% due 7/2/2018	BBB/A3	65,655	74,574

			74,574

FOOD, BEVERAGE & TOBACCO — 3.05%
Beverages — 0.77%
[a] Coca Cola HBC Finance B.V., 5.50% due 9/17/2015	BBB/Baa1	100,000	102,219
Food Products — 1.51%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	50,000	50,130
General Mills, Inc., 2.20% due 10/21/2019	BBB+/A3	50,000	50,419
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	100,000	99,992
Tobacco — 0.77%
Altria Group, Inc., 2.625% due 1/14/2020	BBB+/Baa1	100,000	101,604

			404,364

HEALTH CARE EQUIPMENT & SERVICES — 0.76%
Health Care Providers & Services — 0.76%
Catholic Health Initiatives, 1.60% due 11/1/2017	A/NR	100,000	100,293

			100,293

INSURANCE — 1.53%
Insurance — 1.53%
[b] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	50,000	50,217
[b] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	50,000	50,577
[b] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A+/A2	100,000	101,366

			202,160

MATERIALS — 0.76%
Metals & Mining — 0.76%
[b] Glencore Funding, LLC Floating Rate Note, 1.613% due 1/15/2019	BBB/Baa2	100,000	100,036

			100,036

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.92%
Pharmaceuticals — 0.92%
[a] Actavis Funding SCS, 2.35% due 3/12/2018	BBB-/Baa3	60,000	60,811
[a] Actavis Funding SCS Floating Rate Note, 1.523% due 3/12/2020	BBB-/Baa3	60,000	60,815

			121,626

REAL ESTATE — 0.76%
Real Estate Investment Trusts — 0.76%
Select Income REIT, 2.85% due 2/1/2018	BBB-/Baa2	100,000	100,857

			100,857

SOFTWARE & SERVICES — 0.76%
Information Technology Services — 0.76%
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	100,000	100,578

			100,578

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 0.76%
Communications Equipment — 0.76%
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	$100,000	$101,197

			101,197

TELECOMMUNICATION SERVICES — 3.15%
Diversified Telecommunication Services — 2.36%
AT&T, Inc. Floating Rate Note, 1.171% due 11/27/2018	BBB+/Baa1	100,000	101,320
[a] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	100,000	106,254
Verizon Communications, Inc. Floating Rate Note, 2.021% due 9/14/2018	BBB+/Baa1	100,000	104,303
Wireless Telecommunication Services — 0.79%
[b] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	100,000	104,881

			416,758

TRANSPORTATION — 1.18%
Air Freight & Logistics — 0.42%
[b] FedEx Corp. 2012 Pass Through Trust, 2.625% due 1/15/2018	BBB/A3	54,527	55,659
Road & Rail — 0.76%
[a,b] Asciano Finance Ltd., 3.125% due 9/23/2015	BBB/Baa2	100,000	100,835

			156,494

UTILITIES — 2.29%
Electric Utilities — 0.77%
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A+/Aa3	100,000	101,307
Gas Utilities — 0.75%
The Laclede Group, Inc. Floating Rate Note, 1.007% due 8/15/2017	BBB+/Baa2	100,000	99,878
Multi-Utilities — 0.77%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	A-/A2	100,000	101,931

			303,116

TOTAL CORPORATE BONDS (Cost $3,985,719)			4,006,449

CONVERTIBLE BONDS — 0.36%
REAL ESTATE — 0.36%
Real Estate Investment Trusts — 0.36%
[b] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	50,000	48,125

TOTAL CONVERTIBLE BONDS (Cost $47,000)			48,125

MUNICIPAL BONDS — 3.43%
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	100,000	102,126
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	100,000	100,706
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	100,000	100,116
Sandoval County New Mexico, 1.452% due 6/1/2017	A+/NR	100,000	100,722
State of New York Mortgage Agency, 0.52% due 4/1/2015	NR/Aa1	50,000	50,000

TOTAL MUNICIPAL BONDS (Cost $446,601)			453,670

TOTAL INVESTMENTS — 80.51% (Cost $10,611,454)			$10,659,663
OTHER ASSETS LESS LIABILITIES — 19.49%			2,580,040

NET ASSETS — 100.00%			$13,239,703

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the aggregate value of these securities in the Fund’s portfolio was $4,000,381, representing 30.22% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REIT	Real Estate Investment Trust
SBA	Small Business Administration

See notes to financial statements.

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $10,611,454) (Note 2)	$10,659,663
Cash	2,470,792
Receivable for fund shares sold	113,736
Receivable from investment advisor	8,457
Interest receivable	39,612
Prepaid expenses and other assets	25,491

Total Assets	13,317,751

LIABILITIES
Payable for investments purchased	64,928
Payable for fund shares redeemed	572
Accounts payable and accrued expenses	11,024
Dividends payable	1,524

Total Liabilities	78,048

NET ASSETS	$13,239,703

NET ASSETS CONSIST OF
Undistributed net investment income	$1,386
Net unrealized appreciation on investments	48,209
Accumulated net realized gain (loss)	(190)
Net capital paid in on shares of beneficial interest	13,190,298

$13,239,703

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($8,844,597 applicable to 713,188 shares of beneficial interest outstanding - Note 4)	$12.40
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.59

Class I Shares:
Net asset value, offering and redemption price per share ($4,395,106 applicable to 354,389 shares of beneficial interest outstanding - Note 4)	$12.40

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Low Duration Income Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $23,572)	$83,012

EXPENSES
Investment advisory fees (Note 3)	23,631
Administration fees (Note 3)
Class A Shares	4,831
Class I Shares	1,022
Distribution and service fees (Note 3)
Class A Shares	7,766
Transfer agent fees
Class A Shares	9,203
Class I Shares	1,187
Registration and filing fees
Class A Shares	14,548
Class I Shares	14,605
Custodian fees (Note 3)	13,343
Professional fees	26,225
Accounting fees	132
Trustee fees	245
Other expenses	1,958

Total Expenses	118,696
Less:
Expenses reimbursed by investment advisor (Note 3)	(45,437)
Investment Advisory and other Fund level fees waived by Investment Advisor (Note 3)	(35,648)
Fees paid indirectly (Note 3)	(343)

Net Expenses	37,268

Net Investment Income	45,744

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	674
Net change in unrealized appreciation (depreciation) on investments	22,812

Net Realized and Unrealized Gain	23,486

Net Increase in Net Assets Resulting from Operations	$69,230

See notes to financial statements.

14    Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Low Duration Income Fund

	Six Months Ended March 31, 2015*	Period Ended September 30, 2014**
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$45,744	$57,563
Net realized gain (loss) on investments	674	522
Net unrealized appreciation (depreciation) on investments	22,812	25,397

Net Increase (Decrease) in Net Assets Resulting from Operations	69,230	83,482

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(27,230)	(28,921)
Class I Shares	(18,514)	(28,642)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	2,150,924	6,667,167
Class I Shares	689,054	3,683,153

Net Increase in Net Assets	2,863,464	10,376,239

NET ASSETS
Beginning of Period	10,376,239	—

End of Period	$13,239,703	$10,376,239

Undistributed net investment income	$1,386	$1,386

*	Unaudited
**	For the period from commencement of operations on December 30, 2013 through September 30, 2014.

See notes to financial statements.

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Low Duration Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income, consistent with preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on avail-

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

able market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$2,702,905	$2,702,905	$—	$—
U.S. Government Agencies	248,483	—	248,483	—
Other Government	204,554	—	204,554	—
Mortgage Backed	99,665	—	99,665	—
Asset Backed Securities	2,895,812	—	2,895,812	—
Corporate Bonds	4,006,449	—	4,006,449	—
Convertible Bonds	48,125	—	48,125	—
Municipal Bonds	453,670	—	453,670	—

Total Investments in Securities	$10,659,663	$2,702,905	$7,956,758	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015.

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2015 is as follows:

	Asset Backed Securities	Total
Beginning Balance 9/30/2014	$100,000	$100,000
Accrued Discounts (Premiums)	(179)	(179)
Net Realized Gain (Loss)(a)	179	179
Gross Purchases	—	—
Gross Sales	100,000	100,000
Net Change in Unrealized
Appreciation (Depreciation)	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 3/31/2015	$—	$—

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .40 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $391 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to each Class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $28,623 for Class A shares and $16,814 for Class I shares, and voluntarily waived investment advisory fees of $35,648.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $343.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Period Ended September 30, 2014* (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	221,385	$2,742,631	548,858	$6,781,755
Shares issued to shareholders in reinvestment of dividends	1,722	21,330	2,224	27,529
Shares repurchased	(49,520)	(613,037)	(11,481)	(142,117)

Net increase (decrease)	173,587	$2,150,924	539,601	$6,667,167

Class I Shares
Shares sold	69,994	$867,460	342,617	$4,225,814
Shares issued to shareholders in reinvestment of dividends	1,419	17,579	2,304	28,523
Shares repurchased	(15,815)	(195,985)	(46,130)	(571,184)

Net increase (decrease)	55,598	$689,054	298,791	$3,683,153

*	Fund commenced operations on December 30, 2013.

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $1,942,431 and $540,174, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$10,611,454

Gross unrealized appreciation on a tax basis	$69,502
Gross unrealized depreciation on a tax basis	(21,293)

Net unrealized appreciation (depreciation)on investments (tax basis)	$48,209

At March 31, 2015, the Fund had cumulative tax basis capital losses of $864 (of which $864 is short-term and $0 is long-term), generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in non-U.S. issuers. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

20    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$12.38	0.04	0.02	0.06	(0.04)	—	(0.04)	$12.40	0.70	(d)	0.71	(d)	0.70	(d)	2.05	(d)	0.51	6.55	$8,845
2014(c)(e)	$12.31	0.08	0.08	0.16	(0.09)	—	(0.09)	$12.38	0.92	(d)	0.62	(d)	0.61	(d)	3.14	(d)	1.33	23.70	$6,678
Class I Shares
2015(b)	$12.38	0.06	0.02	0.08	(0.06)	—	(0.06)	$12.40	0.91	(d)	0.51	(d)	0.50	(d)	1.93	(d)	0.61	6.55	$4,395
2014(e)	$12.31	0.11	0.07	0.18	(0.11)	—	(0.11)	$12.38	1.19	(d)	0.41	(d)	0.41	(d)	3.19	(d)	1.48	23.70	$3,698

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 30, 2013.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,005.10	$3.50
Hypothetical*	$1,000.00	$1,021.44	$3.53
Class I Shares
Actual	$1,000.00	$1,006.10	$2.50
Hypothetical*	$1,000.00	$1,022.44	$2.52

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

OTHER INFORMATION

Thornburg Low Duration Income Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3171

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Limited Term Income Funds

March 31, 2015

Limited Term U.S. Government Fund	NASDAQ Symbols	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853

Class I, R3, R4, R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

April 10, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the six months ended March 31, 2015. The net asset value (NAV) of a Class A share of the Limited Term U.S. Government Fund increased six cents in the period to $13.33, and if you were invested for the entire period you received dividends of 10.42 cents per share. If you reinvested your dividends, you received 10.44 cents per share. The NAV of a Class A share of the Thornburg Limited Term Income Fund decreased two cents in the period to $13.47. If you were invested for the entire period, you received dividends of 13.69 cents per share. If you reinvested your dividends, you received 13.74 cents per share. Dividends per share varied for other share classes to account for varying class-specific expenses.

Combining income and change in price, Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 1.24% (without sales charge) over the six-month period. The Barclays Intermediate Government Bond Index produced a total return of 2.21% over the same period. The average return for the Lipper Short-Intermediate U.S. Government category was 1.38%. Class A shares of the Thornburg Limited Term Income Fund produced a total return of 1.40% (without sales charge) over the six-month period ending March 31, 2015. The Barclays Intermediate Government/Credit Bond Index produced a 2.35% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade Debt category was 1.36%. The indices reflect no deduction for fees, expenses, or taxes.

Market Impact

The six-month period ended March 31, 2015, was relatively eventful. The Federal Reserve officially ended their quantitative easing (QE) program and has signaled that an eventual interest-rate hike is forthcoming. While U.S. Federal Reserve officials are busy attempting to engineer an unwind of zero interest rate policy, excess liquidity, and explicitly supporting particular areas of the fixed income market, European officials have moved in the opposite direction with an official announcement of their own quantitative easing program in January 2015. It is hard to get excited about U.S. rates considering the 10-year U.S. Treasury yield sat at 1.92% as of March 31, 2015. However, quantitative easing by the European Central Bank (ECB), in conjunction with low official policy rates and subdued inflation, caused rates on a significant portion of European sovereign bonds to move into negative territory during the period. This means investors purchasing high-quality European sovereign debt are now paying European central banks for the privilege of holding their money.

Despite the signal that the U.S. economy is on firmer footing and eventual rate hikes are likely to commence prior to the end of 2015, rates in the United States fell across most of the yield curve with only the very front end of the curve rising during the six months ended March 31, 2015. Our belief going into the period was that investors were poorly compensated for holding significant exposure to longer-term rates, so the Funds were positioned shorter on the yield curve and thus did not benefit as much as rates continued to fall in the longer end. The perceived disparity between U.S. and other global rate cycles caused the dollar to rally against nearly every other major global currency across the six-month period. A multitude of factors, including lower global growth along with the ‘supply revolution’ from U.S. shale caused oil to fall significantly throughout the period. West Texas Intermediate Crude oil ended the year at $53.27, and stood at $47.60 as of March 31, 2015. In sympathy with the general “risk-off” move, credit spreads on BBB rated five-year corporate bonds rose by 20 basis points during the six months ended March 31, 2015. Much of this move was in direct response to the fall in oil prices, with sectors less exposed to that decline performing better through the period. The Thornburg Limited Term Income Fund’s move up in quality throughout 2014 was rewarded. However, the Fund remained more exposed to broad credit than did the index.

A Cautious Outlook

As we look forward, we are cautious concerning the eventual normalization of Federal Reserve monetary policy and the impact this may have on longer-term rates, credit spreads, and markets more broadly. Federal Reserve officials have conveyed to the market that the unwind in rates is likely to be gradual and take place over a medium-term time horizon. Additionally, while the Federal Reserve remains “data dependent,” the intention of their first rate hike has already been communicated to markets. For these two reasons, we are hopeful that the normalization of rates will cause minimal market disruption. However, as stewards of your capital, we have felt it prudent to take the necessary precautions in both the Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund to prepare for a potentially more volatile period ahead. Given the Funds’ lower durations and laddered portfolio structure, investors

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

could benefit from a gradual pace of normalization to higher long-term yields.

As we have said in the past, when we believe fixed income investors are well compensated for assuming additional risk, we will position each portfolio to seek additional return. However, in times like this where term premiums in global rates are low and the all-in compensation (yield) for holding any given risk remains subdued, we employ the opposite strategy, seeking to pare back risk in most all forms. This has recently meant a continued shortening of duration relative to the benchmarks and longer-term neutral positioning for each Fund. Additionally, our caution has also meant a continued move up in quality, both in terms of credit and liquidity. Both Funds now hold a higher cash and cash equivalents balance, which we view as defensive as well as opportunistic. This capital can be deployed in periods of rising volatility to acquire quality assets where we believe the risk/reward tradeoff is skewed in our favor.

Both Funds are laddered portfolios, a staple structure of Thornburg’s core fixed income funds for more than 30 years. Laddering balances duration and yield in a manner intended to provide attractive risk-adjusted returns over time. With an expected start to normalization of Federal Reserve policy, an eventual rise in the yield curve, and global imbalances exerting pressure on economies worldwide, we do not expect significant price increases in high-quality fixed income. Additionally, it is likely that investors should be ready for an elevated level of volatility across many asset classes, high-quality fixed income included. We have taken many measures to help shield investors from this volatility, but the Funds are likely to be affected as these events develop. Nevertheless, we believe your Funds are well positioned to achieve their longer-term goals of price stability and a reasonably attractive income stream, no matter what environment we may be entering. For investors with an appropriate medium-term investment horizon we believe both Funds remain appropriate vehicles for investors seeking core bond investments.

Thank you very much for investing in the Funds.

Sincerely,

Jason H. Brady, CFA Portfolio Manager Managing Director	Lon R. Erickson, CFA Portfolio Manager Managing Director	Jeff Klingelhofer, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
LIMITED TERM U.S. GOVERNMENT FUND
A Shares (Incep: 11/16/87)
Without sales charge	2.16%	0.92%	1.87%	3.26%	5.21%
With sales charge	0.64%	0.41%	1.56%	3.11%	5.15%
B Shares (Incep: 11/1/02)
Without sales charge	0.78%	-0.47%	0.51%	2.17%	2.18%
With sales charge	-4.22%	-1.62%	0.12%	2.17%	2.18%
C Shares (Incep: 9/1/94)
Without sales charge	1.88%	0.63%	1.59%	2.98%	4.13%
With sales charge	1.38%	0.63%	1.59%	2.98%	4.13%
I Shares (Incep: 7/5/96)	2.46%	1.24%	2.20%	3.59%	4.63%
R3 Shares (Incep: 7/1/03)	2.09%	0.84%	1.78%	3.21%	2.80%
R4 Shares (Incep: 2/1/14)	2.17%	—	—	—	1.73%
R5 Shares (Incep: 5/1/12)	2.50%	—	—	—	1.06%
LIMITED TERM INCOME FUND
A Shares (Incep: 10/1/92)
Without sales charge	3.02%	3.17%	4.21%	4.65%	5.34%
With sales charge	1.51%	2.66%	3.89%	4.49%	5.26%
C Shares (Incep: 9/1/94)
Without sales charge	2.79%	2.94%	3.96%	4.40%	5.04%
With sales charge	2.29%	2.94%	3.96%	4.40%	5.04%
I Shares (Incep: 7/5/96)	3.38%	3.54%	4.57%	5.01%	5.59%
R3 Shares (Incep: 7/1/03)	2.91%	3.07%	4.15%	4.62%	4.14%
R4 Shares (Incep: 2/1/14)	2.91%	—	—	—	2.77%
R5 Shares (Incep: 5/1/12)	3.28%	—	—	—	3.26%

30-Day Yields

(with sales charge)

Thornburg Limited Term U.S. Government Fund, A Shares

Annualized Distribution Yield	1.14%

SEC Yield	0.47%

Thornburg Limited Term Income Fund, A Shares

Annualized Distribution Yield	1.99%

SEC Yield	1.52%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, and Class R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: Limited Term U.S. Government Fund A shares, 0.93%; B shares, 3.60%; C shares, 1.19%; I shares, 0.61%; R3 shares, 1.31%; R4 shares, 1.13%; R5 shares 2.87%; and Limited Term Income Fund A shares, 0.89%; C shares, 1.11%; I shares, 0.54%; R3 shares, 1.12%; R4 shares, 1.17%; R5 shares 0.72%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund B shares, 2.50%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R3 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Credit Rating – A rating that assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Lipper Short Investment Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Lipper Short-Intermediate U.S. Government Funds – Funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Sovereign debt – Government debt that has been issued in a foreign currency.

Term Premium – The excess yield that investors require to commit to holding a long-term bond instead of a series of shorter-term bonds.

West Texas Intermediate (WTI) Crude Oil – The benchmark for oil prices in the United States. WTI crude is a light sweet crude oil with low sulfur content that is often processed into gasoline on the American east coast and then piped across the country for consumption.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Limited Term U.S. Government Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with an average maturity of normally less than five years.

Long Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	137

Effective Duration	2.3 Yrs

Average Maturity	3.0 Yrs

Types of Holdings

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

FUND SUMMARY

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with an average maturity of normally less than five years.

Long-term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	493

Effective Duration	2.9 Yrs

Average Maturity	3.9 Yrs

Security Credit Ratings

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Portfolio Ladder

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2015 (Unaudited)

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 14.68%
United States Treasury Notes, 1.375%, 11/30/2015	$2,500,000	$2,519,385
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,042,666
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,306,128
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,304,824
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,634,224
United States Treasury Notes, 2.625%, 1/31/2018	6,700,000	7,030,878
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,107,520
United States Treasury Notes, 1.375%, 2/29/2020	2,500,000	2,500,293
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,806,800	4,881,170
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,888,400	6,037,080

TOTAL U.S. TREASURY SECURITIES (Cost $38,254,491)		39,364,168

U.S. GOVERNMENT AGENCIES — 16.22%
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,329,423
Federal Home Loan Bank Step Up Coupon, 1.75%, 10/25/2022	3,700,000	3,679,043
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,364,224
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	788,952	803,157
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	1,697,226	1,906,029
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	2,480,000	2,468,279
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45%, 9/15/2017	3,000,000	3,326,460
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	1,511,350	1,638,034
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	883,803	959,635
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	556,601	602,262
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	591,070	635,659
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	501,919	546,578
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,103,317	1,227,176
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	621,155	701,092
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	2,053,511	2,320,613
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,230,435	1,387,446
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	3,091,274	3,507,640
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	2,948,311	3,169,873
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	3,208,612	3,311,211
[b,c] U.S. Department of Transportation, 5.594%, 12/7/2021	2,050,513	2,255,564
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,372,252	2,360,593

TOTAL U.S. GOVERNMENT AGENCIES (Cost $41,762,634)		43,499,991

MORTGAGE BACKED — 55.30%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	197,381	216,653
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	83,332	86,571
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	251,661	262,958
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	266,325	277,091
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	207,578	217,314
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	907,944	950,771
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	485,211	507,811
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	111,020	116,120
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	673,180	694,218
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	251,125	263,556
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	54,368	54,586
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	70,198	71,752
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	848,852	882,832
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	1,504,568	1,604,292
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	76,085	76,093
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	274,105	283,378
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	983,711	1,033,388
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	689,132	750,914
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	2,172,520	2,422,219
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	1,780,583	1,802,731
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	2,744,123	2,942,008
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	3,119,971	3,086,854
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	3,648,014	3,613,675
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	3,695,289	3,732,562
Federal Home Loan Mtg Corp., CMO Series K018 Class A1, 1.781%, 10/25/2020	1,889,247	1,908,784
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	3,687,151	3,818,002

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2015 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	$1,879,931	$1,943,110
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604%, 10/25/2023	5,775,519	5,970,450
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683%, 12/25/2023	2,574,472	2,670,357
Federal Home Loan Mtg Corp., CMO Series K042 Class A1, 2.267%, 6/25/2024	2,360,949	2,383,930
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,065,717
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413%, 1/25/2021	1,935,582	1,993,294
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	2,909,025	3,054,817
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	213,919	227,172
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	3,408	3,863
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	1,933,673	2,049,316
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	478,164	500,167
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	504,440	529,471
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	138,637	146,230
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	799,573	871,935
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	825,761	885,951
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	1,331,047	1,421,412
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	1,320,273	1,403,719
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,391,008	2,561,243
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	23,718	26,132
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	165,564	173,307
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	432,907	454,094
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	144,604	146,809
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	195,575	204,750
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	179,389	180,752
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.341%, 3/25/2039	503,375	451,822
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	119,686	123,738
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	412,080	432,840
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	230,119	240,880
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	324,864	341,010
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	158,630	159,113
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	2,045,239	2,071,844
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	78,437	78,897
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,194,459	2,305,854
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,451,679	2,580,720
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	2,654,694	2,739,196
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	3,366,926	3,255,939
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	2,987,900	3,251,380
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,021,455	3,233,615
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	5,475,549	5,543,748
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,709,574	1,816,463
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	3,087,982	3,321,170
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	1,569	1,655
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	7,699	8,151
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	33,488	37,485
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	74,049	84,711
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	15,977	17,148
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	2,813	3,036
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	283,307	299,353
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	306,394	327,196
Federal National Mtg Assoc., Pool 895572, 2.445%, 6/1/2036	398,390	426,029
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	526,424	551,430
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	779,850	833,769
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	1,584,557	1,643,173
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	1,213,870	1,301,591
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	2,945,193	3,144,684
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	2,856,734	3,013,296
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	363,674	384,273
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	255,065	267,180
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	215,943	226,200
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	541,213	571,868
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	5,535,081	5,864,375
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	3,170,833	3,220,873
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	3,791,810	3,988,954
Government National Mtg Assoc., CMO Series 2004-45 Class C, 4.904%, 10/16/2033	174,623	175,920
Government National Mtg Assoc., CMO Series 2005-67 Class C, 4.907%, 3/16/2035	177,702	180,667
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	902,770	934,419

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2015 (Unaudited)

Issuer-Description	Principal Amount	Value
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	$672,287	$739,960
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	1,711	1,775
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	240,750	254,403
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	1,070,704	1,127,498
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	3,965,095	4,294,610
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	2,837,696	3,119,025
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,838,128	5,474,434
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,533,412	5,818,593
Government National Mtg Assoc., Pool 894205, 3.00%, 8/20/2039	812,414	844,585
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	2,491,106	2,589,883

TOTAL MORTGAGE BACKED (Cost $146,461,117)		148,265,562

SHORT TERM INVESTMENTS — 4.85%
Bank of New York Tri-Party Repurchase Agreement 0.15% dated 3/31/2015 due 4/1/2015, repurchase price $13,000,054 collateralized by 31 U.S. Government debt securities, having an average coupon of 3.68%, a minimum credit rating of BBB-, maturity dates from 9/15/2018 to 8/15/2043, and having an aggregate market value of $13,231,023 at 3/31/2015	13,000,000	13,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $13,000,000)		13,000,000

TOTAL INVESTMENTS — 91.05% (Cost $239,478,242)		$244,129,721
OTHER ASSETS LESS LIABILITIES — 8.95%		23,996,483

NET ASSETS — 100.00%		$268,126,204

Footnote Legend

a	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the aggregate value of these securities in the Fund’s portfolio was $2,255,564, representing 0.84% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.84%
United States Treasury Notes, 5.125% due 5/15/2016	NR/Aaa	$1,000,000	$1,053,320
United States Treasury Notes, 4.875% due 8/15/2016	NR/Aaa	2,000,000	2,122,451
United States Treasury Notes, 3.00% due 2/28/2017	NR/Aaa	2,000,000	2,093,164
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	14,900,000	14,978,574
United States Treasury Notes, 1.625% due 3/31/2019	NR/Aaa	15,000,000	15,249,609
United States Treasury Notes, 1.50% due 5/31/2019	NR/Aaa	10,000,000	10,106,641
United States Treasury Notes, 1.125% due 12/31/2019	NR/Aaa	14,900,000	14,751,727
United States Treasury Notes, 1.375% due 5/31/2020	NR/Aaa	5,000,000	4,989,600

TOTAL U.S. TREASURY SECURITIES (Cost $64,067,866)			65,345,086

U.S. GOVERNMENT AGENCIES — 8.09%
[a] Agribank FCB, 9.125% due 7/15/2019	A-/NR	14,185,000	18,102,883
Alex Alpha, LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	4,130,435	4,067,640
Altitude Investments 12, LLC, (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	NR/NR	6,378,647	6,508,025
[a] CoBank ACB Floating Rate Note (Farm Credit Banks), 0.871% due 6/15/2022	A-/NR	26,200,000	24,643,301
[b] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	12,683,346	12,492,627
DY8 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	NR/NR	4,804,688	4,946,834
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	5,837,707	5,877,164
Federal Home Loan Bank Step Up Coupon, 1.75% due 10/25/2022	AA+/Aaa	16,000,000	15,909,374
[b,c] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	9,736,726	9,843,829
Helios Leasing I, LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	4,845,839	4,747,875
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	3,440,000	3,432,628
[b] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	9,714,319	9,602,857
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	1,084,810	1,104,341
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	4,800,000	4,777,315
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45% due 9/15/2017	A+/Aaa	3,000,000	3,326,460
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 3.55% due 1/15/2024	A+/Aaa	10,000,000	10,848,940
Sandalwood 2013, LLC, (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	NR/NR	6,474,932	6,732,039
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	4,836,146	4,777,039
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	13,231,189	12,908,612
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	530,233	571,354
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	1,825,065	2,047,558
Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	1,452,737	1,598,844
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	8,633,827	9,329,593
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	11,506,019	12,389,796
Small Business Administration Participation Certificates, Series 2011-20F Class 1, 3.67% due 6/1/2031	NR/NR	1,892,408	2,021,435
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	11,793,242	12,679,490
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	16,044,021	16,521,145
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	12,489,521	12,888,889
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	12,578,601	12,817,441
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	9,729,583	9,657,908
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	5,835,159	5,769,849
Southaven Combined Cycle Generation LLC (Tennessee Valley Authority), 3.846% due 8/15/2033	AA-/Aaa	5,850,222	6,298,238
[a,c] U.S. Department of Transportation, 5.594% due 12/7/2021	NR/NR	1,879,637	2,067,600
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,435,000
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	12,396,190	12,204,111

TOTAL U.S. GOVERNMENT AGENCIES (Cost $284,167,445)			286,948,034

OTHER GOVERNMENT — 2.93%
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	9,284,969	9,290,521
[a,b,c] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	13,005,803	13,005,803
[b] Corp Andina de Fomento, 3.75% due 1/15/2016	AA-/Aa3	10,900,000	11,170,963
[a,b] Eurasian Development Bank, 5.00% due 9/26/2020	BBB/Baa1	8,000,000	7,560,000
[a,b] Government of Bermuda, 5.603% due 7/20/2020	AA-/A1	3,000,000	3,315,000
[a,b] Government of Bermuda, 4.138% due 1/3/2023	AA-/A1	4,000,000	3,970,000
[a,b,c] Khadrawy Ltd., (Guaranty: Export Credit Guarantee Department), 2.471% due 3/31/2025	NR/NR	6,000,000	6,000,000
[a,b] Korea National Oil Corp., 2.75% due 1/23/2019	A+/Aa3	5,000,000	5,125,850
[b] North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	17,176,697
[a,b] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.404% due 9/11/2019	NR/NR	20,070,000	20,048,706

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	$4,000,000	$4,150,000
[a,b] Turks and Caicos Islands, 3.20% due 2/22/2016	AAA/NR	2,930,000	2,990,592

TOTAL OTHER GOVERNMENT (Cost $103,137,404)			103,804,132

MORTGAGE BACKED — 5.54%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.652% due 6/25/2020	NR/NR	37,715,379	2,463,523
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.777% due 5/25/2019	NR/NR	48,911,401	3,048,476
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	160,278	167,540
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	960,037	1,004,815
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	231,062	239,547
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	1,088,239	1,160,900
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	70,198	71,752
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	1,018,623	1,059,399
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	1,717,380	1,921,078
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	2,006,091	2,139,056
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	209,179	219,718
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	411,157	425,067
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	4,661,825	5,131,694
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	2,670,874	2,704,096
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	3,135,244	3,361,334
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,240,584	3,452,842
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	9,359,912	9,260,561
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	4,736,977	4,692,388
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604% due 10/25/2023	NR/NR	13,476,212	13,931,050
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683% due 12/25/2023	NR/NR	6,800,493	7,053,773
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 1/25/2021	NR/Aaa	5,951,916	6,129,380
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	6,472,963	6,860,076
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	3,016,543	3,183,395
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	9,126,140	9,945,278
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,406,010	2,577,313
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	436,251	457,602
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	192,286	200,192
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	NR/NR	185,767	187,178
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	492,206	532,805
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	679,961	733,455
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 1.341% due 3/25/2039	NR/NR	838,958	753,037
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	279,268	288,722
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	1,013,590	1,064,497
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	686,799	721,400
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	99,797	101,397
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	575,297	602,200
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,173,977	2,284,333
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,362,870	1,463,199
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	3,348,778	3,374,194
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	12,933,355	13,607,133
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	2,817,012	3,029,738
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	139,190	145,801
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	801,589	870,731
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	8,626,660	8,945,779
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	3,984,780	4,203,164
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	10,478,642	10,866,270
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	12,009,531	12,199,055
Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	11,375,054	11,966,468
Government National Mtg Assoc., CMO Series 2009-35 Class KV, 4.50% due 6/20/2020	NR/NR	1,357,156	1,369,327
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	665,107	715,438
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	NR/NR	1,082	1,088
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	NR/NR	2,890,900	3,044,245
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	NR/NR	5,780,928	6,261,346
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	NR/NR	3,578,480	3,922,866
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	NR/NR	4,459,237	4,901,326
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	2,870,195	3,015,921
Government National Mtg Assoc., Pool 827148, 1.625% due 2/20/2024	NR/NR	22,712	23,223

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	NR/NR	$2,516,269	$2,616,044

TOTAL MORTGAGE BACKED (Cost $194,193,893)			196,673,225

ASSET BACKED SECURITIES — 19.20%
ADVANCE RECEIVABLES — 1.84%
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A2, 1.495% due 1/16/2046	AAA/NR	5,000,000	4,984,585
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T1 Class A3, 2.289% due 1/15/2048	AAA/NR	10,000,000	9,831,000
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T3 Class A3, 1.793% due 5/15/2046	AAA/NR	8,500,000	8,361,170
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T5 Class AT5, 1.979% due 8/15/2046	AAA/NR	10,500,000	10,418,698
[a] HLSS Servicer Advance Receivables Trust, Series 2013-T7 Class A7, 1.981% due 11/15/2046	AAA/NR	19,900,000	19,722,890
[a] HLSS Servicer Advance Receivables Trust, Series 2014-T2 Class AT2, 2.217% due 1/15/2047	AAA/NR	11,900,000	11,793,697

			65,112,040

AUTO RECEIVABLES — 3.15%
[a] Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	10,200,000	10,325,262
[a] CFC, LLC, Series 2013-1A Class A, 1.65% due 7/17/2017	NR/Aa3	185,643	185,763
[a] Exeter Automobile Receivables Trust, Series 2014-1A Class A, 1.29% due 5/15/2018	AA/NR	3,128,125	3,134,167
Ford Credit Auto Owner Trust, Series 2013-C Class A4, 1.25% due 10/15/2018	AAA/NR	1,200,000	1,205,484
[a] Ford Credit Auto Owner Trust, Series 2014-2 Class A, 2.31% due 4/15/2026	NR/Aaa	18,000,000	18,268,861
[a] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	9,900,000	9,951,852
[a] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	13,400,000	13,470,338
[a] Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	10,000,000	9,948,024
[a] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AAA/Aaa	9,900,000	9,964,132
[a,c] OSCAR US Funding Trust, Series 2015-1A Class A2A, 1.30% due 2/15/2018	AAA/Aaa	15,000,000	14,999,205
Santander Drive Auto Receivables Trust, Series 2013-2 Class B, 1.33% due 3/15/2018	AA/Aaa	7,835,000	7,853,770
Santander Drive Auto Receivables Trust, Series 2013-4 Class B, 2.16% due 1/15/2020	AA/Aaa	4,000,000	4,035,056
World Omni Auto Receivables Trust, Series 2014-B Class A4, 1.68% due 12/15/2020	AAA/NR	8,400,000	8,448,467

			111,790,381

COMMERCIAL MTG TRUST — 5.25%
[a] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	14,893,068	15,300,694
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,040,664
[a] Bayview Commercial Asset Trust, Series 2004-3 Class A2 Floating Rate Note, 0.594% due 1/25/2035	NR/Aa2	3,703,748	3,420,427
[a] BHMS Mtg Trust, Series 2014-ATLS Class AFL Floating Rate Note, 1.672% due 7/5/2033	NR/NR	10,000,000	9,988,826
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,435,697
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.641% due 3/25/2034	CCC/Caa2	290,143	236,450
[a] COMM Mtg Trust, Series 2012-MVP Class A Floating Rate Note, 2.116% due 11/17/2026	AAA/NR	6,332,785	6,390,375
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	8,184	8,190
[a] DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	4,776,747	4,858,477
[a] DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.528% due 7/12/2044	NR/Aaa	6,282,181	6,379,921
[a] Extended Stay America Trust, Series 2013-ESH7 Class B7, 3.604% due 12/5/2031	AA-/NR	11,380,000	11,846,967
[a] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.776% due 10/25/2044	NR/A1	4,000,000	4,044,110
[a] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 3.174% due 12/25/2045	NR/Baa3	3,331,802	3,393,856
[a] GAHR Commercial Mtg Trust, Series 2015-NRF Class BFX, 3.382% due 12/15/2019	AA-/NR	19,900,000	20,372,404
[a] Hilton USA Trust, Series 2013-HLT Class BFX, 3.367% due 11/5/2030	AA-/Aa3	18,500,000	18,764,639
[a] JPMorgan Chase Commercial Mtg, Series 2013-JWRZ Class B Floating Rate Note, 1.325% due 4/15/2030	AA-/Aa3	14,900,000	14,898,431
[a] JPMorgan Chase Commercial Mtg, Series 2014-BXH Class A Floating Rate Note, 1.075% due 4/15/2027	AAA/NR	19,900,000	19,860,855
[a] Madison Avenue Trust, Series 2013-650M Class A, 3.843% due 10/12/2032	NR/Aaa	6,000,000	6,456,480
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.796% due 8/12/2045	NR/Aaa	2,435,829	2,607,728
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.71% due 3/18/2028	AAA/NR	15,000,000	15,215,936
WFRBS Commercial Mtg Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	5,686,966	5,704,372

			186,225,499

CREDIT CARD — 0.70%
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	14,613,000	14,690,005
[a,b] Turquoise Card Backed Securities plc, Series 2012-1A Class A Floating Rate Note, 0.975% due 6/17/2019	NR/Aaa	10,000,000	10,071,010

			24,761,015

OTHER ASSET BACKED — 5.93%
[a] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96% due 3/15/2063	NR/Aaa	6,318,806	6,773,549
[a] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	5,541,179	5,548,106
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	AAA/Aaa	13,529,637	13,646,493
[a] Ascentium Equipment Receivables, LLC, Series 2012-1A Class A, 1.83% due 9/15/2019	NR/NR	96,639	96,643
[a] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aa3	5,920,000	5,944,386
[a] CLI Funding V LLC, Series 2014-2A Class A, 3.38% due 10/18/2029	A/NR	9,583,333	9,691,847
[a,b] Cronos Containers Program Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	A+/NR	8,083,333	8,104,554
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	12,435,638	13,017,294

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	NR/NR	$6,527,711	$6,544,044
[a,c] GTP Cellular Sites, LLC, 3.721% due 3/15/2042	NR/NR	9,249,626	9,554,864
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 0.924% due 10/25/2019	NR/Aaa	17,730,000	17,730,053
[a] Navitas Equipment Receivables, LLC, Series 2015-1 Class A2, 2.12% due 11/15/2018	NR/A3	11,500,000	11,498,487
Northwest Airlines, Inc., 7.027% due 5/1/2021	A/Baa1	4,292,933	4,976,798
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.014% due 12/1/2037	A/Baa1	3,231,318	2,997,047
[a] PFS Financing Corp., Series 2013-AA Class A Floating Rate Note, 0.725% due 2/15/2018	AAA/Aaa	9,345,000	9,336,348
[a] PFS Financing Corp., Series 2014-BA Class A Floating Rate Note, 0.775% due 10/15/2019	AAA/Aaa	6,000,000	5,997,225
[a] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	3,569,752	3,577,763
[a] SBA Tower Trust, Series 2010-2 Class C, 5.101% due 4/15/2042	NR/A2	4,605,000	4,816,300
[a] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	1,548,000	1,566,420
[a] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	17,900,000	18,117,556
[a] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	2,175,847	2,202,624
[a] Sierra Receivables Funding Co., LLC, Series 2012-2A Class A, 2.05% due 6/20/2031	A/NR	4,512,157	4,500,776
[a] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	9,546,618	9,528,920
[a] Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	11,000,000	10,997,732
[a] Sonic Capital, LLC, Series 2011-1A Class A2, 5.438% due 5/20/2041	BBB/Baa2	4,424,800	4,678,029
[a] Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	A+/NR	13,000,000	13,020,046
[a,b] Trafigura Securitisation Finance plc, Series 2012-1A Class A Floating Rate Note, 2.575% due 10/15/2015	AAA/Aaa	6,000,000	6,002,173

			210,466,077

RESIDENTIAL MTG TRUST — 0.90%
Banc of America Mtg Securities, Inc., Series 2004-4 Class 1A2, 5.50% due 5/25/2034	A+/NR	101,258	101,309
[a] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AA/NR	7,016,826	7,247,723
Countrywide Home Loan, Series 2004-HYB2 Class 1A, 2.596% due 7/20/2034	A/B1	361,446	365,943
[a,c] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	4,594,890	4,530,561
Merrill Lynch Mtg Investors Trust, Series 2003-E Class B3, 2.424% due 10/25/2028	CCC/Caa2	975,968	261,912
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.463% due 8/25/2034	CCC/NR	722,121	663,732
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.384% due 12/25/2035	AA+/Baa2	891,416	874,774
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	BB+/A1	3,384,476	3,451,387
Residential Asset Mtg Products, Inc., Series 2003-SL1 Class A31, 7.125% due 4/25/2031	AA+/NR	1,648,924	1,738,249
a Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	AAA/NR	9,427,784	9,724,101
Structured Asset Securities Corp., Series 2003-9A Class 2A2, 2.353% due 3/25/2033	AA+/Ba1	2,012,113	1,995,254
Structured Asset Securities Corp., Series 2004-3 Class 3A1, 5.50% due 3/25/2019	A+/Ba2	455,113	460,411
Washington Mutual Mtg, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	A+/NR	410,806	410,468
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.622% due 2/25/2035	D/C	529,919	186,761

			32,012,585

STUDENT LOAN — 1.43%
Navient Student Loan Trust, Series 2014-1 Class A3 Floating Rate Note, 0.684% due 6/25/2031	NR/Aaa	6,750,000	6,711,863
[a] Navient Student Loan Trust, Series 2015-AA Class A2B Floating Rate Note, 1.403% due 12/15/2028	NR/Aaa	7,000,000	7,007,668
[a] Nelnet Student Loan Trust, Series 2013-1A Class A Floating Rate Note, 0.774% due 6/25/2041	NR/Aaa	11,241,707	11,248,927
[a] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 0.724% due 5/25/2027	AA+/NR	4,424,654	4,448,471
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 0.661% due 9/15/2020	A-/Aaa	1,709,540	1,699,215
[a] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 2.675% due 1/15/2043	AAA/Aaa	13,650,000	14,441,071
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,291,646

			50,848,861

TOTAL ASSET BACKED SECURITIES (Cost $678,196,770)			681,216,458

CORPORATE BONDS — 47.93%
AUTOMOBILES & COMPONENTS — 1.36%
Automobiles — 1.36%
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	5,000,000	5,131,065
[a] American Honda Finance Corp., 1.00% due 8/11/2015	A+/A1	3,000,000	3,006,858
[a] Daimler Finance North America, LLC, 1.25% due 1/11/2016	A-/A3	7,000,000	7,025,900
[a] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	4,950,000	5,029,294
[a],b Hyundai Capital Services, Inc., 6.00% due 5/5/2015	A-/Baa1	7,900,000	7,930,138
[a,b] Hyundai Capital Services, Inc. Floating Rate Note, 1.07% due 3/18/2017	A-/Baa1	5,000,000	5,006,310
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	14,900,000	15,137,402

			48,266,967

BANKS — 7.16%
Banks — 6.55%
[a,b] ANZ National International Ltd., 3.125% due 8/10/2015	AA-/Aa3	4,000,000	4,037,620
[a,b] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Baa3	7,000,000	6,384,000
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,110,000

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] Banco Santander Chile Floating Rate Note, 2.139% due 6/7/2018	A/Aa3	$21,000,000	$21,378,000
Bank of America Corp. Floating Rate Note, 1.293% due 1/15/2019	A-/Baa2	4,225,000	4,282,840
Bank of America Corp. Floating Rate Note, 1.125% due 4/1/2019	A-/Baa2	8,000,000	8,046,840
[a,b] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,140,572
[a,b] Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	14,650,000	14,800,953
[a,b] Caixa Economica Federal, 4.50% due 10/3/2018	BBB-/Baa2	11,525,000	11,307,177
Citigroup, Inc., 2.50% due 7/29/2019	A-/Baa2	2,925,000	2,966,705
[a,b] Danske Bank A/S, 3.75% due 4/1/2015	A/NR	4,000,000	4,000,000
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/A1	10,000,000	10,361,130
Fifth Third Bank, 2.875% due 10/1/2021	A-/A3	11,600,000	11,757,296
First Tennessee Bank, 2.95% due 12/1/2019	NR/NR	7,000,000	7,099,771
[a,b] HSBC Bank plc, 3.50% due 6/28/2015	AA-/Aa3	2,000,000	2,014,520
Manufacturers & Traders Trust Co., 2.30% due 1/30/2019	A/A2	10,000,000	10,155,830
[a,b] Mitsubishi UFJ Trust and Banking Corp., 1.60% due 10/16/2017	A+/A1	5,000,000	4,995,805
[a,b] Mitsubishi UFJ Trust and Banking Corp., 2.45% due 10/16/2019	A+/A1	7,000,000	7,079,275
[a,b] Mizuho Bank, Ltd., 2.45% due 4/16/2019	A+/A1	7,000,000	7,091,203
National City Bank Floating Rate Note, 0.634% due 6/7/2017	A-/A3	4,000,000	3,980,432
[a,b] Oversea-Chinese Banking Corp. Ltd., 3.15% due 3/11/2023	A+/Aa3	29,650,000	30,225,477
[b] Royal Bank of Scotland Group plc, 9.50% due 3/16/2022	BB+/NR	12,000,000	13,533,552
[a,b] Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	10,640,000	8,174,180
[a,c] Sovereign Bank, 12.18% due 6/30/2020	BBB/A2	2,960,202	4,070,278
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A-/A2	4,900,000	5,009,486
U.S. Bank National Association, 2.125% due 10/28/2019	AA-/Aa3	9,600,000	9,724,646
Wells Fargo Bank N.A., 0.467% due 5/16/2016	A+/A1	4,629,000	4,618,673
[b] Westpac Banking Corp., 3.00% due 8/4/2015	AA-/Aa2	2,000,000	2,017,274
[a,b] Westpac Banking Corp. Floating Rate Note, 1.057% due 7/17/2015	NR/Aaa	5,000,000	5,010,455
Thrifts & Mortgage Finance — 0.61%
[a,b] Northern Rock Covered Bond LLP, 5.625% due 6/22/2017	AAA/Aaa	19,900,000	21,768,849

			254,142,839

CAPITAL GOODS — 1.68%
Aerospace & Defense — 0.35%
Exelis, Inc., 5.55% due 10/1/2021	BBB-/Ba1	11,338,000	12,522,719
Construction & Engineering — 0.25%
URS Corp., 3.85% due 4/1/2017	BB-/NR	8,895,000	8,772,694
Industrial Conglomerates — 0.24%
[a,b] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,170,700
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,486,114
Machinery — 0.52%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,657,183
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,654,936
[a,b] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/NR	13,000,000	13,000,000
Trading Companies & Distributors — 0.32%
[a] Aviation Capital Group Corp., 6.75% due 4/6/2021	BBB-/NR	6,000,000	6,828,246
[a] Aviation Capital Group Corp., 7.125% due 10/15/2020	BBB-/NR	3,912,000	4,542,028

			59,634,620

CONSUMER DURABLES & APPAREL — 0.27%
Household Durables — 0.20%
Leggett & Platt, Inc., 3.80% due 11/15/2024	BBB+/Baa1	7,000,000	7,274,554
Textiles, Apparel & Luxury Goods — 0.07%
Nike, Inc., 5.15% due 10/15/2015	AA-/A1	2,315,000	2,372,069

			9,646,623

CONSUMER SERVICES — 0.60%
Diversified Consumer Services — 0.45%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,650,000	1,768,536
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,613,393
University of Chicago, 3.065% due 10/1/2024	AA/Aa2	1,611,000	1,650,441
Hotels, Restaurants & Leisure — 0.15%
Marriott International, Inc., 3.125% due 10/15/2021	BBB/Baa2	5,000,000	5,146,330

			21,178,700

16    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DIVERSIFIED FINANCIALS — 7.85%
Capital Markets — 4.40%
Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	$18,000,000	$18,923,454
[a] Ares Finance Co., LLC, 4.00% due 10/8/2024	A-/NR	5,000,000	4,918,115
[a,b] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	20,000,000	18,450,000
[b] Credit Suisse Group AG - New York, 3.00% due 10/29/2021	A/A1	10,000,000	10,192,500
[b] Credit Suisse Group AG - New York, 1.75% due 1/29/2018	A/A1	9,325,000	9,353,329
[b] Deutsche Bank AG London, 2.50% due 2/13/2019	A/A3	8,600,000	8,729,533
FS Investment Corp., 4.00% due 7/15/2019	BBB/NR	12,000,000	12,192,504
Goldman Sachs Group, Inc. Floating Rate Note, 1.357% due 11/15/2018	A-/Baa1	14,900,000	15,062,738
Goldman Sachs Group, Inc. Floating Rate Note, 1.277% due 10/23/2019	A-/Baa1	14,545,000	14,667,091
[a,b] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa2	3,000,000	3,127,500
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa2	3,500,000	4,090,625
[a,b] IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa2	1,000,000	1,014,140
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa2	1,000,000	1,126,250
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	1,660,000	1,690,836
[a,b] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	1,900,000	1,916,435
[a,b] Macquarie Bank Ltd., 1.60% due 10/27/2017	A/A2	5,000,000	4,997,675
[a,b] Macquarie Bank Ltd., 2.60% due 6/24/2019	A/A2	3,000,000	3,042,474
Merrill Lynch & Co., 0.805% due 5/2/2017	BBB+/Baa3	2,500,000	2,479,475
Morgan Stanley, 1.875% due 1/5/2018	A-/Baa2	4,950,000	4,983,868
TD Ameritrade Holding Corp., 2.95% due 4/1/2022	A/A3	2,550,000	2,592,679
[b] UBS AG Stamford, 1.80% due 3/26/2018	A/NR	3,000,000	3,008,325
[b] UBS AG Stamford, 2.375% due 8/14/2019	A/A2	9,500,000	9,575,763

Consumer Finance - 1.31%
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,224,856
Capital One Bank (USA), N.A., 2.30% due 6/5/2019	BBB+/A3	3,000,000	3,005,688
Capital One Bank (USA), N.A., 2.95% due 7/23/2021	BBB+/A3	10,000,000	10,142,920
[a,b] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,054,060
Synchrony Financial, 1.875% due 8/15/2017	BBB-/NR	950,000	950,768
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	1,950,000	1,992,329
Synchrony Financial, 3.75% due 8/15/2021	BBB-/NR	2,000,000	2,074,008
Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,804,999
Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,100,288

Diversified Financial Services — 2.14%
[b] Barclays Bank plc, 2.50% due 2/20/2019	A/A2	3,000,000	3,061,020
[a] CME Group Index Services, 4.40% due 3/15/2018	AA-/Aa3	4,530,000	4,965,143
General Electric Capital Corp. Floating Rate Note, 0.42% due 12/28/2018	AA+/A1	4,850,000	4,779,481
General Electric Capital Corp. Floating Rate Note, 1.271% due 3/15/2023	AA+/A1	7,725,000	7,824,266
JPMorgan Chase Bank N.A. Floating Rate Note, 0.60% due 6/13/2016	A/A2	16,875,000	16,829,421
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	18,931,982
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	4,875,000	4,983,386
[a,b] Mubadala GE Capital Ltd., 3.00% due 11/10/2019	NR/Baa2	4,000,000	3,988,656
National Rural Utilities CFC, 10.375% due 11/1/2018	A/A1	2,000,000	2,591,264
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,189,016

			278,628,860

ENERGY — 5.07%
Energy Equipment & Services — 0.49%
[b] Ensco plc, 4.70% due 3/15/2021	BBB+/Baa1	5,000,000	5,053,640
Oceaneering International, Inc., 4.65% due 11/15/2024	BBB/Baa2	10,000,000	10,110,350
[a,b] Schahin II Finance Co. (SPV) Ltd., 5.875% due 9/25/2023	B+/B1	4,082,733	2,468,012

Oil, Gas & Consumable Fuels — 4.58%
[a,b] BG Energy Capital plc, 2.875% due 10/15/2016	A-/A2	5,000,000	5,134,195
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	6,923,028
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,088,585
[a,b] CNPC General Capital Ltd., 2.75% due 5/14/2019	A+/A1	5,000,000	5,029,135
[a,b] CNPC General Capital Ltd., 1.45% due 4/16/2016	A+/A1	3,000,000	2,999,109
[a,b] CNPC General Capital Ltd. Floating Rate Note, 1.157% due 5/14/2017	A+/A1	5,000,000	5,006,985
Energen Corp., 4.625% due 9/1/2021	BB/Ba2	10,000,000	9,408,550
[a] Florida Gas Transmission Co., LLC, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,016,250
[a,b] Gazprom, 4.95% due 5/23/2016	BB+/Ba1	4,000,000	4,037,448
[a,b] Gazprom Neft OAO, 6.00% due 11/27/2023	BB+/Ba1	7,000,000	6,037,500
Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	BBB-/Baa2	13,690,000	13,216,176

Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] Harvest Operations Corp., 2.125% due 5/14/2018	A+/Aa3	$7,000,000	$7,032,739
[a,b] Korea National Oil Corp., 4.00% due 10/27/2016	A+/Aa3	2,000,000	2,080,588
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A-/A2	50,000	56,434
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,800,000
[a,b] Odebrecht Offshore Drilling Finance Ltd., 6.75% due 10/1/2022	B+/B2	18,602,000	14,457,474
[b] Petrobras Global Finance B.V. Floating Rate Note, 2.631% due 3/17/2017	BBB-/Ba2	5,750,000	5,289,425
[b] Petroleos Mexicanos Floating Rate Note, 2.277% due 7/18/2018	BBB+/A3	10,000,000	10,235,000
[b] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa1	4,000,000	3,970,000
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,406,521
[a,b] Sinopec Capital (2013) Ltd., 1.875% due 4/24/2018	AA-/Aa3	20,000,000	19,877,700
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	AA-/Aa3	6,000,000	6,111,492
[a] Texas Gas Transmission, LLC, 4.50% due 2/1/2021	BBB-/Baa2	4,480,000	4,650,276
Williams Partners LP, 4.50% due 11/15/2023	BBB/Baa2	15,000,000	15,553,050

			180,049,662

FOOD, BEVERAGE & TOBACCO — 1.82%
Beverages — 0.49%
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA/NR	3,380,000	4,083,544
[b] Coca Cola HBC Finance B.V., 5.50% due 9/17/2015	BBB/Baa1	7,885,000	8,060,007
[a,b] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,268,395

Food Products — 0.61%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,012,275
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	4,600,000	4,611,955
General Mills, Inc., 2.20% due 10/21/2019	BBB+/A3	3,950,000	3,983,109
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	12,150,000	12,148,967

Tobacco — 0.72%
Altria Group, Inc., 2.625% due 1/14/2020	BBB+/Baa1	4,900,000	4,978,591
[a,b] B.A.T. International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,130,920
Lorillard Tobacco Co., 3.75% due 5/20/2023	BBB-/Baa2	6,230,000	6,343,156
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	5,959,415

			64,580,334

HEALTH CARE EQUIPMENT & SERVICES — 0.53%
Health Care Providers & Services — 0.53%
Catholic Health Initiatives, 2.95% due 11/1/2022	A/A2	7,000,000	6,962,648
Catholic Health Initiatives, 1.60% due 11/1/2017	A/NR	1,900,000	1,905,561
Wellpoint, Inc., 2.25% due 8/15/2019	A-/Baa2	10,000,000	10,045,040

			18,913,249

HOUSEHOLD & PERSONAL PRODUCTS — 0.15%
Household Products — 0.15%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BBB-/Baa3	2,000,000	2,064,828
[a,b] Kimberly-Clark de Mexico, 3.80% due 4/8/2024	A-/NR	3,000,000	3,154,140

			5,218,968

INSURANCE — 3.69%
Insurance — 3.69%
Aflac, Inc., 3.625% due 11/15/2024	A/A3	5,000,000	5,240,215
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Ba1	2,600,000	3,054,394
Hanover Insurance Group, Inc., 6.375% due 6/15/2021	BBB/Baa3	2,480,000	2,913,886
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,252,108
Kemper Corp., 4.35% due 2/15/2025	BBB-/Baa3	15,000,000	15,350,310
[a,b,c] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	10,000,000	11,050,000
[a] MassMutual Global Funding, LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,121,568
[a] MetLife Institutional Funding II, 1.625% due 4/2/2015	AA-/Aa3	5,000,000	5,000,000
[a] Metropolitan Life Global Funding I, 1.70% due 6/29/2015	AA-/Aa3	4,000,000	4,012,400
[b] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB/NR	5,000,000	5,272,240
[a] Pricoa Global Funding 1, 1.35% due 8/18/2017	AA-/A1	10,000,000	9,993,030
[a],d Principal Life Global Funding II, 2.20% due 4/8/2020	NR/NR	7,000,000	6,990,760
[a] Principal Life Global Funding II, 1.00% due 12/11/2015	A+/A1	7,000,000	7,023,779
[a] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	6,950,000	6,980,149

18    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	$2,450,000	$2,478,263
[a] Prudential Covered Trust Co., 2.997% due 9/30/2015	A/Baa1	2,100,000	2,120,811
[a] Reliance Standard Life Insurance Co., 2.50% due 1/15/2020	A+/A2	15,000,000	15,109,710
[a] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A+/A2	9,900,000	10,035,284
[a,b] White Mountains Re Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	6,845,702

			130,844,609

MATERIALS — 2.80%
Chemicals — 0.64%
[a] Incitec Pivot Finance, LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	5,101,098
[a,b] Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	4,325,000	4,406,085
[a,b] Office Cherifien des Phosphates, 5.625% due 4/25/2024	BBB-/NR	12,010,000	13,060,875

Construction Materials — 0.02%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	774,113

Metals & Mining — 2.14%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	BBB/Baa2	9,700,000	9,829,708
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	7,000,000	6,597,612
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	9,000,764
[b] ArcelorMittal, 5.25% due 2/25/2017	BB/Ba1	3,000,000	3,120,000
[b] ArcelorMittal, 4.50% due 8/5/2015	BB/Ba1	3,000,000	3,022,500
[a] Glencore Funding, LLC Floating Rate Note, 1.613% due 1/15/2019	BBB/Baa2	17,600,000	17,606,354
[b] Kinross Gold Corp., 3.625% due 9/1/2016	BBB-/Ba1	7,000,000	6,931,932
[a,b] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	9,842,411
[a,b] Samarco Mineracao S.A., 4.125% due 11/1/2022	BBB-/NR	5,000,000	4,500,000
[a,b] Xstrata Finance Canada Ltd., 4.95% due 11/15/2021	BBB/Baa2	5,000,000	5,402,280

			99,195,732

MEDIA — 0.47%
Media — 0.47%
DirecTV Holdings, LLC/Financing Co., Inc., 4.45% due 4/1/2024	BBB/Baa2	10,000,000	10,679,910
The Washington Post Co., 7.25% due 2/1/2019	BBB/Baa3	5,000,000	5,653,350
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	210,824

			16,544,084

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.48%
Biotechnology — 0.09%
Genzyme Corp., 3.625% due 6/15/2015	AA/A1	3,000,000	3,018,759

Pharmaceuticals — 0.39%
[b] Actavis Funding SCS, 3.45% due 3/15/2022	BBB-/Baa3	5,000,000	5,121,385
[b] Actavis Funding SCS, 1.85% due 3/1/2017	BBB-/Baa3	2,000,000	2,014,428
[b] Actavis Funding SCS, 2.35% due 3/12/2018	BBB-/Baa3	1,720,000	1,743,261
[b] Actavis Funding SCS Floating Rate Note, 1.523% due 3/12/2020	BBB-/Baa3	4,940,000	5,007,090

			16,904,923

REAL ESTATE — 1.42%
Real Estate Investment Trusts — 1.04%
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB-/Baa2	11,700,000	12,080,016
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,284,468
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,747,719

Real Estate Management & Development — 0.38%
[a,b] Deutsche Annington Finance B.V., 3.20% due 10/2/2017	BBB+/NR	10,000,000	10,293,080
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB/Baa2	3,000,000	3,155,502

			50,560,785

RETAILING — 0.88%
Multiline Retail — 0.69%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	23,225,000	24,424,363

Specialty Retail — 0.19%
Advance Auto Parts, Inc., 4.50% due 1/15/2022	BBB-/Baa3	6,400,000	6,873,043

			31,297,406

Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOFTWARE & SERVICES — 1.63%
Information Technology Services — 1.03%
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	$8,000,000	$8,472,392
[a] CDK Global, Inc., 3.30% due 10/15/2019	BBB-/Baa3	5,000,000	5,041,060
SAIC, Inc., 4.45% due 12/1/2020	BBB-/Ba1	2,000,000	1,990,836
Total System Services, Inc., 2.375% due 6/1/2018	BBB+/Baa3	20,915,000	21,035,931

Internet Software & Services — 0.51%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75% due 4/15/2023	BBB/Baa3	12,469,000	13,211,903
[a,b] Tencent Holdings Ltd., 2.00% due 5/2/2017	A-/A2	5,000,000	5,024,350

Software — 0.09%
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	2,925,000	2,999,181

			57,775,653

TECHNOLOGY HARDWARE & EQUIPMENT — 1.70%
Communications Equipment — 0.57%
[b] Ericsson LM, 4.125% due 5/15/2022	BBB+/Baa1	14,300,000	15,342,298
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	4,825,000	4,882,741
Computers & Peripherals — 0.42%
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/Baa1	2,000,000	2,068,098
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	12,000,000	12,866,256
Electronic Equipment, Instruments & Components — 0.71%
Ingram Micro, Inc., 4.95% due 12/15/2024	BBB-/Baa3	7,000,000	7,251,335
Trimble Navigation, Ltd., 4.75% due 12/1/2024	BBB-/Baa2	17,000,000	17,923,678

			60,334,406

TELECOMMUNICATION SERVICES — 2.04%
Diversified Telecommunication Services — 1.27%
AT&T, Inc. Floating Rate Note, 1.171% due 11/27/2018	BBB+/Baa1	16,250,000	16,464,500
[a] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa2	3,280,660	3,486,164
Michigan Bell Telephone Co., 7.85% due 1/15/2022	BBB+/NR	3,000,000	3,709,362
[a,b] Qtel International Finance Ltd., 3.375% due 10/14/2016	A-/A2	500,000	513,755
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,438,750
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	9,900,000	10,519,156
Verizon Communications, Inc., 2.625% due 2/21/2020	BBB+/Baa1	4,997,000	5,083,748
Verizon Communications, Inc. Floating Rate Note, 2.021% due 9/14/2018	BBB+/Baa1	1,825,000	1,903,526

Wireless Telecommunication Services — 0.77%
[a] Crown Castle Towers, LLC, 5.495% due 1/15/2037	NR/A2	8,120,000	8,516,305
[a] Crown Castle Towers, LLC, 6.113% due 1/15/2040	NR/A2	4,395,000	5,013,728
[a] Unison Ground Lease Funding, LLC, 6.392% due 4/15/2040	NR/NR	9,640,000	11,126,025
[a] Unison Ground Lease Funding, LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,612,618

			72,387,637

TRANSPORTATION — 1.80%
Air Freight & Logistics — 0.06%
FedEx Corp., 8.76% due 5/22/2015	BBB/A3	23,733	24,030
[a] FedEx Corp. 2012 Pass Through Trust, 2.625% due 1/15/2018	BBB/A3	2,126,556	2,170,721

Airlines — 0.60%
American Airlines, 4.95% due 7/15/2024	A-/NR	6,669,143	7,302,712
[a,b] BAA Funding Ltd., 2.50% due 6/25/2017	A-/NR	5,000,000	5,016,850
US Airways, 6.25% due 10/22/2024	A-/Baa1	5,815,396	6,600,474
[a,b] Virgin Australia, 5.00% due 4/23/2025	NR/Baa1	2,147,630	2,260,380

Road & Rail — 1.14%
[a,b] Asciano Finance Ltd., 3.125% due 9/23/2015	BBB/Baa2	2,900,000	2,924,209
[a,b] Asciano Finance Ltd., 5.00% due 4/7/2018	BBB/Baa2	2,000,000	2,150,672
[a,b] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB+/Baa2	10,000,000	10,112,570
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 3.375% due 2/1/2022	BBB-/Baa3	20,000,000	19,993,840
[a] TTX Co., 3.60% due 1/15/2025	A+/Baa1	5,000,000	5,187,965

			63,744,423

20    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
UTILITIES — 4.53%
Electric Utilities — 2.70%
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A+/Aa3	$4,900,000	$4,964,062
[a],b Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	9,500,000	10,573,158
Entergy Louisiana, LLC, 4.80% due 5/1/2021	A-/A2	4,300,000	4,845,743
Entergy Texas, Inc., 7.125% due 2/1/2019	A-/Baa1	2,000,000	2,379,356
Entergy Texas, Inc., 3.60% due 6/1/2015	A-/Baa1	3,000,000	3,010,317
Idaho Power Corp., 6.025% due 7/15/2018	A-/A1	1,000,000	1,127,011
[a,b] Korea Western Power Co., Ltd., 2.875% due 10/10/2018	A+/Aa3	10,000,000	10,241,290
[a] Monongahela Power Co., 4.10% due 4/15/2024	BBB+/A3	5,000,000	5,440,575
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/A3	4,785,000	5,159,819
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB/Baa2	3,000,000	3,324,507
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A2	11,732,000	13,373,084
[a],b State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	AA-/Aa3	9,000,000	9,170,352
[a] Steelriver Transmission Co., LLC, 4.71% due 6/30/2017	NR/Baa2	3,226,245	3,375,462
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	167,000	201,952
[a,b] Transelec S.A., 4.25% due 1/14/2025	BBB/Baa1	6,000,000	6,120,714
UIL Holdings Corp., 4.625% due 10/1/2020	BBB-/Baa2	11,660,000	12,592,975

Gas Utilities — 0.80%
[a,b] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	5,500,000	5,570,103
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa3	5,715,000	5,970,095
The Laclede Group, Inc. Floating Rate Note, 1.007% due 8/15/2017	BBB+/Baa2	16,900,000	16,879,449

Independent Power & Renewable Electricity Producers — 0.22%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	7,032,576	7,706,613

Multi-Utilities — 0.81%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	A-/A2	3,900,000	3,975,293
[a] Enable Oklahoma Intrastate Transmission, LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	4,132,609
[a,b] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	A+/Aa3	7,000,000	7,214,543
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A2	10,000,000	11,196,800
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,102,642

			160,648,524

TOTAL CORPORATE BONDS (Cost $1,666,723,426)			1,700,499,004

CONVERTIBLE BONDS — 0.54%

REAL ESTATE — 0.54%
Real Estate Investment Trusts — 0.54%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	19,950,000	19,201,875

TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			19,201,875

MUNICIPAL BONDS — 4.56%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018 (Meldahl Hydroelectric)	A/A3	5,000,000	5,452,200
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Anaheim Public Improvements; Insured: Natl-Re/FGIC)	AA-/A1	1,440,000	1,497,240
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Anaheim Public Improvements; Insured: Natl-Re)	AA-/A1	3,270,000	3,487,586
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019 (Civic Center)	AA/NR	2,110,000	2,378,139
California Health Facilities Financing Authority, 6.76% due 2/1/2019 (Community Program for Persons with Developmental
Disabilities)	A+/NR	3,905,000	4,425,458
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,499,120
Camden County Improvement Authority, 5.47% due 7/1/2018 (Cooper Medical School of Rowan University)	A/A2	2,140,000	2,375,314
Camden County Improvement Authority, 5.62% due 7/1/2019 (Cooper Medical School of Rowan University)	A/A2	3,025,000	3,408,388
Carson Redevelopment Agency, 4.511% due 10/1/2016 (Low and Moderate Income Housing)	A-/NR	2,695,000	2,754,155
[e] City and County of San Francisco Redevelopment Financing Authority, 8.00% due 8/1/2019 (San Francisco Redevelopment
Projects)	AA-/Ba1	6,500,000	7,504,900
City of Fort Collins, Colorado Electric Utility Enterprise, 4.92% due 12/1/2020 (Fort Collins Smart Grid)	AA-/NR	2,250,000	2,466,765
City of North Little Rock, Arkansas, 3.562% due 7/1/2022 (Electric System; Insured: AGM)	AA/NR	8,185,000	8,193,431
City of Riverside, California, 5.61% due 8/1/2017 (City Sewer System)	A/A1	2,000,000	2,183,540
Connecticut Housing Finance Authority, 5.071% due 11/15/2019 (Housing Mtg Finance Program)	AAA/Aaa	2,470,000	2,469,506
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	3,038,670
Florida Hurricane Catastrophe Fund Finance Corp., 1.298% due 7/1/2016 (Reimbursement Contracts for Covered Event
Losses)	AA-/Aa3	7,500,000	7,546,350
Florida State Board of Education, 3.60% due 6/1/2015 (Public Education Capital Outlay)	AAA/Aa1	3,000,000	3,016,830
Illinois Finance Authority, 5.629% due 7/1/2016 (Theory and Computing Sciences Building; Insured: Syncora)	AA-/NR	755,000	778,949
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	11,245,000	11,484,069

Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky and Teachers’ Retirement System
Funding Obligations)	A+/Aa3	$3,000,000	$3,022,980
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC
Medical Center Projects)	AA/A1	3,000,000	3,465,060
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022
(Louisiana Utilities Restoration)	AAA/Aaa	8,350,000	8,408,951
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Black & Gold Facilities Project; Insured: CIFG)	AA/A3	300,000	303,489
Massachusetts Housing Finance Agency, 1.45% due 12/1/2015 (Multi-Family Residential Development)	A+/Aa3	8,550,000	8,559,918
[a] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa1	392,000	404,314
Municipal Improvement Corp. of Los Angeles, 6.165% due 11/1/2020 (Recovery Zone Economic Development)	A+/A2	10,000,000	11,005,900
New York City Transitional Finance Authority, 4.075% due 11/1/2020 (World Trade Center Recovery)	AAA/Aa1	2,500,000	2,721,650
Oakland California Redevelopment Agency, 8.00% due 9/1/2016 (Central District Redevelopment Project)	A-/NR	4,200,000	4,547,046
Oklahoma Development Finance Authority, 8.00% due 5/1/2020 (Cleveland County Industrial Authority (CCIA) - Hitachi
Norman, Oklahoma Project)	NR/NR	5,640,000	5,798,371
Orleans Parish School Board GO, 4.40% due 2/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/A2	10,000,000	10,939,300
Redevelopment Agency of the City of Redlands, 5.818% due 8/1/2022 (Redlands Redevelopment Project; Insured: AMBAC)	A-/NR	1,895,000	2,016,261
Redevelopment Agency of the County of San Benardino, 7.135% due 9/1/2020 (San Sevaine Redevelopment Project)	BBB/NR	1,470,000	1,609,106
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities )	AA-/Aa3	3,485,000	3,526,576
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	AA-/Aa3	1,500,000	1,541,565
Sandoval County New Mexico, 1.452% due 6/1/2017	A+/NR	1,000,000	1,007,220
Tampa-Hillsborough County Florida Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A/A3	2,000,000	2,023,840
Tampa-Hillsborough County Florida Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A/A3	2,500,000	2,515,050
Tampa-Hillsborough County Florida Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A/A3	1,750,000	1,781,658
Wallenpaupack Area School District GO, 3.80% due 9/1/2019 (Pike and Wayne Counties Educational Facilities) (State Aid
Withholding)	AA/NR	3,000,000	3,074,340
Wallenpaupack Area School District GO, 4.00% due 9/1/2020 (Pike and Wayne Counties Educational Facilities) (State Aid
Withholding)	AA/NR	2,750,000	2,821,335
Wisconsin Health & Educational Facilities Authority, 7.08% due 6/1/2016 (Richland Hospital)	NR/NR	535,000	535,048
Yuba Levee Financing Authority, 6.375% due 9/1/2021 (Yuba County Levee Financing Project)	AA/NR	1,000,000	1,094,820

TOTAL MUNICIPAL BONDS (Cost $153,482,778)			161,684,408

LOAN PARTICIPATIONS — 0.42%
MATERIALS — 0.42%
Metals and Mining — 0.42%
Freeport-McMoRan Copper & Gold, Inc., 1.93%, due 5/31/2018	NR/NR	15,250,000	15,002,188

TOTAL OTHER SECURITIES (Cost $15,193,867)			15,002,188

SHORT TERM INVESTMENTS — 5.70%
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $100,000 639 collateralized by 12 U.S. Government debt securities and 48 corporate debt securities, having an average coupon of 4.07%, a minimum credit rating of BBB-, maturity dates from 3/1/2016 to 8/21/2054, and having an aggregate market value of $106,342,364 at 3/31/2015	NR/NR	100,000,000	100,000,000
Bayer Corp., 0.45% due 4/1/2015	NR/NR	6,500,000	6,500,000
Consolidated Edison, Inc., 0.30% due 4/2/2015	NR/NR	16,800,000	16,799,860
Diageo Capital plc, 0.53% due 4/2/2015	NR/NR	26,128,000	26,127,616
Intercontinental Exchange, Inc., 0.16% due 4/6/2015	NR/NR	8,179,000	8,178,818
Kansas City Power & Light Co., 0.50% due 4/6/2015	NR/NR	14,000,000	13,999,028
Kentucky Utilities Co., 0.54% due 4/1/2015	NR/NR	6,000,000	6,000,000
St. Jude Medical, Inc., 0.22% due 4/1/2015	NR/NR	24,400,000	24,400,000

TOTAL SHORT TERM INVESTMENTS (Cost $202,005,322)			202,005,322

TOTAL INVESTMENTS — 96.75% (Cost $3,381,118,771)			$3,432,379,732
OTHER ASSETS LESS LIABILITIES — 3.25%			115,415,342

NET ASSETS — 100.00%			$3,547,795,074

22    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2015 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the aggregate value of these securities in the Fund’s portfolio was $1,557,156,132, representing 43.89% of the Fund’s net assets.
b	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
d	When-issued security.
e	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
SPV	Special Purpose Vehicle
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

Semi-Annual Report    23

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

	Thornburg	Thornburg
	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
ASSETS
Investments at value (cost $239,478,242 and $3,381,118,771) (Note 2)	$244,129,721	$3,432,379,732
Cash	23,162,252	102,254,357
Receivable for investments sold	—	1,065,000
Receivable for fund shares sold	643,592	12,151,657
Dividend and interest reclaim receivable	—	54,170
Interest receivable	1,041,519	22,225,279
Prepaid expenses and other assets	53,273	108,434

Total Assets	269,030,357	3,570,238,629

LIABILITIES
Payable for investments purchased	—	12,395,996
Payable for fund shares redeemed	528,018	6,947,042
Payable to investment advisor and other affiliates (Note 3)	149,173	1,834,512
Accounts payable and accrued expenses	156,931	389,166
Dividends payable	70,031	876,839

Total Liabilities	904,153	22,443,555

NET ASSETS	$268,126,204	$3,547,795,074

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(602,138)	$(1,491,972)
Net unrealized appreciation on investments	4,651,921	51,261,104
Accumulated net realized gain (loss)	(7,553,470)	660,998
Net capital paid in on shares of beneficial interest	271,629,891	3,497,364,944

	$268,126,204	$3,547,795,074

24    Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

	Thornburg	Thornburg
	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($127,760,852 and $966,309,552 applicable to 9,582,566 and 71,753,033 shares of beneficial interest outstanding – Note 4)	$13.33	$13.47
Maximum sales charge, 1.50% of offering price	0.20	0.21

Maximum offering price per share	$13.53	$13.68

Class B Shares:
Net asset value per share* ($455,702 applicable to 34,254 shares of beneficial interest outstanding – Note 4)	$13.30	$—

Class C Shares:
Net asset value and offering price per share* ($47,917,552 and $616,200,366 applicable to 3,572,329 and 45,829,884 shares of beneficial interest outstanding – Note 4)	$13.41	$13.45

Class I Shares:
Net asset value, offering and redemption price per share ($76,606,372 and $1,810,429,394 applicable to 5,745,772 and 134,411,468 shares of beneficial interest outstanding – Note 4)	$13.33	$13.47

Class R3 Shares:
Net asset value, offering and redemption price per share ($13,079,200 and $130,035,550 applicable to 980,370 and 9,648,512 shares of beneficial interest outstanding – Note 4)	$13.34	$13.48

Class R4 Shares:
Net asset value, offering and redemption price per share ($15,296 and $2,034,827 applicable to 1,148 and 151,179 shares of beneficial interest outstanding – Note 4)	$13.33	$13.46

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,291,230 and $22,785,385 applicable to 171,811 and 1,691,984 shares of beneficial interest outstanding – Note 4)	$13.34	$13.47

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    25

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2015 (Unaudited)

	Thornburg	Thornburg
	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
INVESTMENT INCOME
Interest income (net of premium amortized of $437,171 and $3,420,753 and net of paydown losses of $752,433 and $1,118,156, respectively)	$2,662,766	$47,880,896

EXPENSES
Investment advisory fees (Note 3)	500,877	6,148,161
Administration fees (Note 3)
Class A Shares	81,429	583,397
Class B Shares	321	—
Class C Shares	31,218	378,959
Class I Shares	17,742	423,718
Class R3 Shares	8,366	79,584
Class R4 Shares	9	801
Class R5 Shares	504	5,053
Distribution and service fees (Note 3)
Class A Shares	162,858	1,166,794
Class B Shares	2,552	—
Class C Shares	124,663	1,518,467
Class R3 Shares	33,455	318,425
Class R4 Shares	19	1,622
Transfer agent fees
Class A Shares	56,320	447,960
Class B Shares	1,707	—
Class C Shares	24,486	208,310
Class I Shares	32,820	529,955
Class R3 Shares	9,352	39,410
Class R4 Shares	1,181	821
Class R5 Shares	3,635	10,793
Registration and filing fees
Class A Shares	9,256	24,476
Class B Shares	7,992	—
Class C Shares	9,265	17,070
Class I Shares	11,689	40,181
Class R3 Shares	8,809	10,161
Class R4 Shares	4,518	5,136
Class R5 Shares	11,344	11,681
Custodian fees (Note 3)	43,664	175,393
Professional fees	27,250	57,328
Accounting fees	3,793	54,600
Trustee fees	4,856	56,550
Other expenses	14,484	129,180

Total Expenses	1,250,434	12,443,986
Less:
Expenses reimbursed by investment advisor (Note 3)	(51,234)	(73,515)
Fees paid indirectly (Note 3)	(2,909)	(4,683)

Net Expenses	1,196,291	12,365,788

Net Investment Income	$1,466,475	$35,515,108

26    Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2015 (Unaudited)

	Thornburg	Thornburg
	Limited Term U.S.	Limited Term
	Government Fund	Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$21,249	$1,016,957
Net change in unrealized appreciation (depreciation) on investments	1,874,938	12,864,523

Net Realized and Unrealized Gain	1,896,187	13,881,480

Net Increase in Net Assets Resulting from Operations	$3,362,662	$49,396,588

See notes to financial statements.

Semi-Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended	Year Ended
	March 31, 2015*	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,466,475	$4,111,583
Net realized gain (loss) on investments	21,249	(263,393)
Net unrealized appreciation (depreciation) on investments	1,874,938	(219,886)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,362,662	3,628,304

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,028,212)	(2,819,935)
Class B Shares	(1,101)	(4,853)
Class C Shares	(324,337)	(1,014,665)
Class I Shares	(660,362)	(1,533,758)
Class R3 Shares	(100,799)	(280,108)
Class R4 Shares	(114)	(219)
Class R5 Shares	(18,050)	(22,390)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(5,763,629)	(25,279,558)
Class B Shares	(261,458)	(663,906)
Class C Shares	(3,309,941)	(22,460,082)
Class I Shares	6,979,366	(3,849,985)
Class R3 Shares	(733,648)	(1,502,345)
Class R4 Shares	114	15,217
Class R5 Shares	423,405	989,013

Net Decrease in Net Assets	(1,436,104)	(54,799,270)

NET ASSETS
Beginning of Period	269,562,308	324,361,578

End of Period	$268,126,204	$269,562,308

Undistributed (distribution in excess of) net investment income	$(602,138)	$64,362

*	Unaudited

See notes to financial statements.

28    Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended	Year Ended
	March 31, 2015*	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$35,515,108	$68,224,679
Net realized gain (loss) on investments	1,016,957	22,349,977
Net unrealized appreciation (depreciation) on investments	12,864,523	19,198,183

Net Increase (Decrease) in Net Assets Resulting from Operations	49,396,588	109,772,839

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(9,531,316)	(20,844,311)
Class C Shares	(5,509,883)	(11,944,153)
Class I Shares	(20,358,972)	(34,874,369)
Class R3 Shares	(1,221,662)	(2,227,898)
Class R4 Shares	(12,616)	(219)
Class R5 Shares	(230,659)	(295,723)
From realized gains
Class A Shares	(4,830,351)	(8,162,458)
Class C Shares	(3,183,519)	(5,067,874)
Class I Shares	(8,807,696)	(10,507,616)
Class R3 Shares	(673,050)	(758,459)
Class R4 Shares	(477)	—
Class R5 Shares	(93,460)	(61,655)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	60,903,338	(127,630,504)
Class C Shares	23,473,044	(42,344,263)
Class I Shares	234,861,647	311,080,157
Class R3 Shares	10,232,673	37,870,291
Class R4 Shares	1,983,031	46,653
Class R5 Shares	5,979,852	8,559,767

Net Increase in Net Assets	332,376,512	202,610,205

NET ASSETS
Beginning of Period	3,215,418,562	3,012,808,357

End of Period	$3,547,795,074	$3,215,418,562

Distribution in excess of net investment income	$(1,491,972)	$(141,972)

*	Unaudited

See notes to financial statements.

Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), collectively the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. The Income Fund currently offers six classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. Each Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Funds are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Funds’ investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Funds’ investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Funds have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other

30    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Funds, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Funds may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable valuation inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The inputs or methodologies used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Funds’ investments. These inputs are summarized according to the three-level hierarchy listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation when it sells the investment.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s net investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$39,364,168	$39,364,168	$—	$—
U.S. Government Agencies	43,499,991	—	41,244,427	2,255,564
Mortgage Backed	148,265,562	—	148,265,562	—
Short Term Investments	13,000,000	—	13,000,000	—

Total Investments in Securities	$244,129,721	$39,364,168	$202,509,989	$2,255,564

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a portfolio security characterized as a Level 3 investment representing $2,255,564 market value in U.S. Government Agencies was fair valued by the Committee based upon current market prices/yield of comparable securities using a yield of 2.7479%.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2015.

Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

GOVERNMENT FUND (Continued)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2015 is as follows:

	U.S. Government Agencies	Total(d)
Beginning Balance 9/30/2014	$2,356,134	$2,356,134
Accrued Discounts (Premiums)	1,431	1,431
Net Realized Gain (Loss)(a)	1,180	1,180
Gross Purchases	—	—
Gross Sales	(101,207)	(101,207)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(1,974)	(1,974)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 3/31/2015	$2,255,564	$2,255,564

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(c)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities owned at March 31, 2015, which were valued using significant unobservable inputs was $(1,974). This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.
(d)	Level 3 investments represent 0.84% of total Net Assets at the six months ended March 31, 2015. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s net investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At March 31, 2015
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$65,345,086	$65,345,086	$—	$—
U.S. Government Agencies	286,948,034	—	281,445,434	5,502,600
Other Government	103,804,132	—	90,798,329	13,005,803
Mortgage Backed	196,673,225	—	196,673,225	—
Asset Backed Securities	681,216,458	—	673,688,850	7,527,608
Corporate Bonds	1,700,499,004	—	1,700,499,004	—
Convertible Bonds	19,201,875	—	19,201,875	—
Municipal Bonds	161,684,408	—	161,684,408	—
Loan Participations	15,002,188	—	15,002,188	—
Short Term Investments	202,005,322	—	202,005,322	—

Total Investments in Securities	$3,432,379,732	$65,345,086	$3,340,998,635	$26,036,011

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments totaling $2,997,047 in market value at March 31, 2015. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments where no unadjusted broker quotes were available at March 31, 2015.

32    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

INCOME FUND (Continued)

	Fair Value at March 31, 2015	Valuation Technique(s)	Unobservable Input	Range (weighted Average)
U.S. Government	$5,502,600	Market comparable	Yields of	2.75% – 3.59% (3.17%)
		securities yield method	comparable securities
Other Government	13,005,803	Discounted cash flows	Third party vendor projection	2.60% (N/A)
			of discounted cash flows
Asset Backed Securities	4,530,561	Discounted cash flows	Third party vendor projection	1.70% (N/A)
			of discounted cash flows

Total	$23,038,964

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2015.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2015 is as follows:

	Asset Backed Securities	Corporate Bonds	U.S. and Other Government	Total(d)
Beginning Balance 9/30/2014	$22,153,810	$4,105,650	$19,329,101	$45,588,561
Accrued Discounts (Premiums)	10,746	740	(17,478)	(5,992)
Net Realized Gain (Loss)(a)	44,585	9,739	1,083	55,407
Gross Purchases	—	—	—	—
Gross Sales	(14,750,573)	(579,359)	(672,159)	(16,002,091)
Net Change in Unrealized Appreciation (Depreciation)(b)(e)	69,040	(14,100)	(132,144)	(77,204)
Transfers into Level 3(c)	—	—	—	—
Transfers out of Level 3(c)	—	(3,522,670)	—	(3,522,670)

Ending Balance 3/31/2015	$7,527,608	$—	$18,508,403	$26,036,011

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2015. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 0.74% of total Net Assets at the six months ended March 31, 2015. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.
(e)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities owned at March 31, 2015, which were valued using significant unobservable inputs was negative $128,401. This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and

Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Funds that they earned no net commissions from the sale of Class A shares of the Government Fund and earned $4,144 from the sale of Class

34    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

A shares of the Income Fund, and collected contingent deferred sales charges aggregating $1,063 and $22,611 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class I, Class R3, and Class R4 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Funds or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $8,293 for the Class B shares, $657 for the Class C shares, $23,391 for the Class R3 shares, $5,687 for the Class R4 shares, and $13,206 for the Class R5 shares of the Government Fund and $66,294 for the Class R3 shares, $4,533 for the Class R4 shares, and $2,688 for the Class R5 shares of the Income Fund.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2015, fees paid indirectly were $2,909 for the Government Fund and $4,683 for the Income Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended		Year Ended
	March 31, 2015 (Unaudited)		September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,137,525	$15,134,746	1,714,063	$22,865,234
Shares issued to shareholders in reinvestment of dividends	56,747	755,703	156,283	2,082,416
Shares repurchased	(1,626,836)	(21,654,078)	(3,769,364)	(50,227,208)

Net increase (decrease)	(432,564)	$(5,763,629)	(1,899,018)	$(25,279,558)

Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

GOVERNMENT FUND (Continued)

	Six Months Ended		Year Ended
	March 31, 2015 (Unaudited)		September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	—	$—	18,991	$252,210
Shares issued to shareholders in reinvestment of dividends	80	1,064	355	4,713
Shares repurchased	(19,733)	(262,522)	(69,262)	(920,829)

Net increase (decrease)	(19,653)	$(261,458)	(49,916)	$(663,906)

Class C Shares
Shares sold	244,578	$3,280,555	336,942	$4,519,939
Shares issued to shareholders in reinvestment of dividends	21,221	284,314	65,687	880,540
Shares repurchased	(513,211)	(6,874,810)	(2,077,467)	(27,860,561)

Net increase (decrease)	(247,412)	$(3,309,941)	(1,674,838)	$(22,460,082)

Class I Shares
Shares sold	1,246,655	$16,605,801	1,813,462	$24,164,635
Shares issued to shareholders in reinvestment of dividends	41,182	548,454	97,347	1,297,025
Shares repurchased	(764,520)	(10,174,889)	(2,199,111)	(29,311,645)

Net increase (decrease)	523,317	$6,979,366	(288,302)	$(3,849,985)

Class R3 Shares
Shares sold	159,747	$2,127,435	375,179	$5,003,670
Shares issued to shareholders in reinvestment of dividends	6,890	91,811	19,348	257,965
Shares repurchased	(221,535)	(2,952,894)	(507,115)	(6,763,980)

Net increase (decrease)	(54,898)	$(733,648)	(112,588)	$(1,502,345)

Class R4 Shares
Shares sold	—	$—	1,142	$15,250
Shares issued to shareholders in reinvestment of dividends	9	114	16	219
Shares repurchased	—	—	(19)	(252)

Net increase (decrease)	9	$114	1,139	$15,217

Class R5 Shares
Shares sold	49,882	$664,119	161,398	$2,151,422
Shares issued to shareholders in reinvestment of dividends	150	1,991	817	10,878
Shares repurchased	(18,233)	(242,705)	(88,161)	(1,173,287)

Net increase (decrease)	31,799	$423,405	74,054	$989,013

36    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

INCOME FUND

	Six Months Ended		Year Ended
	March 31, 2015 (Unaudited)		September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	13,882,855	$186,818,408	20,658,936	$278,069,724
Shares issued to shareholders in reinvestment of dividends	948,991	12,762,800	1,935,680	25,992,765
Shares repurchased	(10,304,178)	(138,677,870)	(32,121,123)	(431,692,993)

Net increase (decrease)	4,527,668	$60,903,338	(9,526,507)	$(127,630,504)

Class C Shares
Shares sold	6,003,490	$80,701,133	8,103,867	$108,884,838
Shares issued to shareholders in reinvestment of dividends	574,527	7,712,715	1,113,293	14,926,284
Shares repurchased	(4,834,123)	(64,940,804)	(12,383,560)	(166,155,385)

Net increase (decrease)	1,743,894	$23,473,044	(3,166,400)	$(42,344,263)

Class I Shares
Shares sold	36,221,692	$487,588,045	53,437,378	$719,454,550
Shares issued to shareholders in reinvestment of dividends	1,869,368	25,142,751	2,874,558	38,631,611
Shares repurchased	(20,669,318)	(277,869,149)	(33,255,810)	(447,006,004)

Net increase (decrease)	17,421,742	$234,861,647	23,056,126	$311,080,157

Class R3 Shares
Shares sold	2,418,117	$32,585,875	5,189,231	$69,801,833
Shares issued to shareholders in reinvestment of dividends	135,677	1,826,003	214,137	2,879,405
Shares repurchased	(1,796,870)	(24,179,205)	(2,588,440)	(34,810,947)

Net increase (decrease)	756,924	$10,232,673	2,814,928	$37,870,291

Class R4 Shares
Shares sold	167,138	$2,243,512	3,467	$46,690
Shares issued to shareholders in reinvestment of dividends	95	1,280	16	218
Shares repurchased	(19,518)	(261,761)	(19)	(255)

Net increase (decrease)	147,715	$1,983,031	3,464	$46,653

Class R5 Shares
Shares sold	847,929	$11,393,010	913,728	$12,254,923
Shares issued to shareholders in reinvestment of dividends	23,829	320,504	26,437	355,574
Shares repurchased	(427,232)	(5,733,662)	(301,211)	(4,050,730)

Net increase (decrease)	444,526	$5,979,852	638,954	$8,559,767

Semi-Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $13,927,815 and $10,024,498, respectively, while the Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $554,834,831 and $152,006,114, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$239,478,242	$3,381,118,771

Gross unrealized appreciation on a tax basis	$5,539,885	$72,844,100
Gross unrealized depreciation on a tax basis	(888,406)	(21,583,139)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,651,479	$51,260,961

At March 31, 2015, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $1,820,325. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At March 31, 2015, the Government Fund had cumulative tax basis capital losses of $5,630,929 (of which $2,155,138 is short-term and $3,475,791 is long-term), generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

At March 31, 2015, the Government Fund had tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

38    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    39

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$13.27	0.07	0.09	0.16	(0.10)	—	(0.10)	$13.33	1.08	(d)	0.92	(d)	0.92	(d)	0.92	(d)	1.24	4.22	$127,761
2014(b)	$13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$13.27	1.41		0.93		0.93		0.94		1.30	8.14	$132,916
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(b)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(b)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
2010(b)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69	16.01	$189,465
Class B Shares
2015(c)	$13.24	(0.01)	0.10	0.09	(0.03)	—	(0.03)	$13.30	(0.10	)(d)	2.11	(d)	2.11	(d)	5.34	(d)	0.66	4.22	$456
2014	$13.33	(0.01)	(0.02)	(0.03)	(0.06)	—	(0.06)	$13.24	(0.06)		2.40		2.40		3.60		(0.19)	8.14	$714
2013	$13.83	0.01	(0.39)	(0.38)	(0.12)	—	(0.12)	$13.33	0.07		2.29		2.29		2.57		(2.75)	12.18	$1,384
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46	16.01	$5,215
Class C Shares
2015(c)	$13.35	0.05	0.10	0.15	(0.09)	—	(0.09)	$13.41	0.80	(d)	1.20	(d)	1.20	(d)	1.20	(d)	1.10	4.22	$47,918
2014	$13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$13.35	1.14		1.19		1.19		1.20		0.96	8.14	$51,001
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39	16.01	$99,430
Class I Shares
2015(c)	$13.27	0.09	0.09	0.18	(0.12)	—	(0.12)	$13.33	1.37	(d)	0.62	(d)	0.62	(d)	0.62	(d)	1.39	4.22	$76,606
2014	$13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$13.27	1.73		0.61		0.61		0.61		1.62	8.14	$69,309
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03	16.01	$55,398
Class R3 Shares
2015(c)	$13.28	0.07	0.09	0.16	(0.10)	—	(0.10)	$13.34	1.01	(d)	0.99	(d)	0.99	(d)	1.34	(d)	1.20	4.22	$13,079
2014	$13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$13.28	1.35		0.99		0.99		1.31		1.23	8.14	$13,748
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62	16.01	$12,631
Class R4 Shares
2015(c)	$13.27	0.07	0.09	0.16	(0.10)	—	(0.10)	$13.33	1.00	(d)	0.99	(d)	0.98	(d)	75.96	(d)(f)	1.21	4.22	$15
2014(e)	$13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$13.27	1.57	(d)	0.99	(d)	0.99	(d)	64.66	(d)(f)	0.78	8.14	$15
Class R5 Shares
2015(c)	$13.27	0.09	0.10	0.19	(0.12)	—	(0.12)	$13.34	1.31	(d)	0.67	(d)	0.67	(d)	1.98	(d)	1.44	4.22	$2,291
2014	$13.36	0.21	— (g)	0.21	(0.30)	—	(0.30)	$13.27	1.59		0.67		0.67		2.87		1.56	8.14	$1,859
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(f)	(1.09)	12.18	$881
2012(h)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(d)	0.68	(d)	0.67	(d)	44.86	(d)(f)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Net Realized & Unrealized Gain (Loss) on Investments was less than $0.01 per share.
(h)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

40 Semi-Annual Report	Semi-Annual Report 41

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$13.49	0.13	0.06	0.19	(0.14)	(0.07)	(0.21)	$13.47	1.96	(d)	0.87	(d)	0.87	(d)	0.87	(d)	1.40	5.49	$966,310
2014(b)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49	2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(b)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(b)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
2010(b)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,532
Class C Shares
2015(c)	$13.47	0.12	0.05	0.17	(0.12)	(0.07)	(0.19)	$13.45	1.74	(d)	1.09	(d)	1.09	(d)	1.09	(d)	1.29	5.49	$616,200
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47	1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
Class I Shares
2015(c)	$13.49	0.16	0.05	0.21	(0.16)	(0.07)	(0.23)	$13.47	2.32	(d)	0.51	(d)	0.51	(d)	0.51	(d)	1.59	5.49	$1,810,429
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49	2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.08	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
Class R3 Shares
2015(c)	$13.50	0.12	0.06	0.18	(0.13)	(0.07)	(0.20)	$13.48	1.84	(d)	0.99	(d)	0.99	(d)	1.09	(d)	1.34	5.49	$130,036
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50	2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
Class R4 Shares
2015(c)	$13.48	0.12	0.06	0.18	(0.13)	(0.07)	(0.20)	$13.46	1.85	(d)	0.99	(d)	0.99	(d)	1.70	(d)	1.34	5.49	$2,035
2014(e)	$13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$13.48	1.99	(d)	0.99	(d)	0.99	(d)	61.75	(d)(g)	1.84	29.41	$47
Class R5 Shares
2015(c)	$13.49	0.15	0.05	0.20	(0.15)	(0.07)	(0.22)	$13.47	2.20	(d)	0.64	(d)	0.64	(d)	0.66	(d)	1.52	5.49	$22,785
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49	2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(f)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(g)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Effective date of this class of shares was May 1, 2012.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

42 Semi-Annual Report	Semi-Annual Report 43

EXPENSE EXAMPLES

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,012.40	$4.61
Hypothetical*	$1,000.00	$1,020.35	$4.63
Class B Shares
Actual	$1,000.00	$1,006.60	$10.55
Hypothetical*	$1,000.00	$1,014.42	$10.59
Class C Shares
Actual	$1,000.00	$1,011.00	$6.02
Hypothetical*	$1,000.00	$1,018.95	$6.04
Class I Shares
Actual	$1,000.00	$1,013.90	$3.11
Hypothetical*	$1,000.00	$1,021.85	$3.12
Class R3 Shares
Actual	$1,000.00	$1,012.00	$4.97
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R4 Shares
Actual	$1,000.00	$1,012.10	$4.94
Hypothetical*	$1,000.00	$1,020.02	$4.96
Class R5 Shares
Actual	$1,000.00	$1,014.40	$3.36
Hypothetical*	$1,000.00	$1,021.60	$3.37

Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,014.00	$4.36
Hypothetical*	$1,000.00	$1,020.61	$4.37
Class C Shares
Actual	$1,000.00	$1,012.90	$5.48
Hypothetical*	$1,000.00	$1,019.49	$5.49
Class I Shares
Actual	$1,000.00	$1,015.90	$2.56
Hypothetical*	$1,000.00	$1,022.40	$2.56
Class R3 Shares
Actual	$1,000.00	$1,013.40	$4.97
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R4 Shares
Actual	$1,000.00	$1,013.40	$4.97
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R5 Shares
Actual	$1,000.00	$1,015.20	$3.20
Hypothetical*	$1,000.00	$1,021.76	$3.21

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.92%; B: 2.11%; C: 1.20%; I: 0.62%; R3: 0.99% R4: 0.98% R5: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.87%; C: 1.09%; I: 0.51%; R3: 0.99% R4: 0.99% R5: 0.64%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

44    Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    45

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

46    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    47

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH174

Thornburg Strategic Income Fund

Semi-Annual Report | March 31, 2015

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Strategic Income Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

April 15, 2015

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for the Thornburg Strategic Income Fund for the six months ended March 31, 2015. The net asset value (NAV) of a Class A share of the Thornburg Strategic Income Fund decreased 48 cents in the period to $11.70. If you were invested for the entire period, you received dividends of 22.5 cents per share. If you reinvested your dividends, you received 22.7 cents per share. Dividends per share varied for other share classes to account for class-specific expenses.

Combining income and change in price, Class A shares of the Thornburg Strategic Income Fund produced a total return of negative 0.87% (without sales charge) over the six-month period. A blended index of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a 3.47% total return over the same time period. The Barclays U.S. Universal Bond Index produced a return of 3.09%, while the Barclays U.S. Corporate High-Yield Index produced a 1.50% total return over the same time period. These indices reflect no deduction for fees, expenses, or taxes.

Market Impact

The six-month period ended March 31, 2015, was relatively eventful. While the Federal Reserve has officially ended its quantitative easing (QE) program, the European Central Bank (ECB) announced their foray into QE in mid January. Federal Reserve officials have signaled their belief that inflation and growth conditions will continue to move toward policy goals and that the risks of continued zero monetary policy rates could begin to outweigh the reward and have signaled their intention to begin the path toward a gradual normalization prior to the end of 2015. The potential divergence between monetary policies, along with global growth pressures more broadly caused the U.S. dollar to rally significantly over the time period in a flight to quality bid for U.S. assets. The U.S. dollar appreciated 18% relative to the euro over the six months ended March 31, 2015. A significant portion of the European sovereign bond complex moved into negative territory on the back of growth and deflation scares in addition to the prospect of significant asset purchases from the ECB. At the start of the six-month period, the German five-year Bund was yielding 0.15%—certainly not significant but a positive nominal return. As of March 31, 2015, that same security was yielding negative 0.10%, thus guaranteeing a loss for the privilege of loaning your money for five years to the German government. We have to question the state of the world when central banks deploy negative policy rates and bonds trade with negative yields.

While global central bank policies diverged, so too have returns on global assets. The high-quality portion of the U.S. markets performed well, with the Barclays Intermediate U.S. Aggregate Bond Index price return (portion of total return excluding income) up 1.27% over the period. Contrast this with the price return of the Barclays U.S. Corporate High Yield Index at negative 1.82%, while the total return (price appreciation plus interest income) was positive 1.50%. This highlights two very important points to keep in mind as we discuss the current environment for the Thornburg Strategic Income Fund and its relative performance. First, various asset classes often display significantly different performance trends and correlations. And second, income is often a very important driver of total return performance and more importantly a buffer to risk within a fixed income portfolio. Given the asymmetric returns in fixed income, an investor’s upside is most often capped at return of par plus the contractual interest across the holding period. However, the downside case can be complete capital loss. This means that in any rate and economic environment, an investor must always question if the all-in return potential is attractive enough compensation to bear the risk of principal impairment.

Since the Fund’s inception in late 2007, we have been navigating an environment of high volatility in global financial markets. We believe that our global generalist approach to investing is the best approach to allow the team to navigate the turbulent and changing market environments while meeting the goals of the Fund: a high level of current income and some long-term capital appreciation. Additionally, every decision we make as portfolio managers exists within the context of balancing risk and reward. The previous six months has been a challenging environment for this Fund on a short-term basis. Given the decline in oil prices, a few names exposed to the sector within the portfolio were significantly challenged. Additionally, any non-U.S. dollar position was hurt amidst the significant decline of most every other major global currency relative to the U.S. dollar. Both direct and indirect exposure to the oil sector and non-U.S. dollar positions were limited portions of the portfolio, but large moves in small portions of the portfolio can and did create significant price impact at the portfolio level. However, the unconstrained nature of the Thornburg Strategic Income Fund along with an opportunistic approach to sourcing investments has meant that the current volatility has presented opportunities to find attractive investments at now lower prices. These opportunities are at the company level, and not across the universe as a whole. We will admit that timing can be difficult, but across market cycles we continue to believe the Thornburg Strategic Income Fund is well positioned to benefit from the recent volatility.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

A Cautious Outlook

As we look forward we are cautious about the eventual normalization of Federal Reserve monetary policy and the impact this may have on longer-term rates, credit spreads and markets more broadly. Federal Reserve officials have conveyed to the market that the unwind in rates is likely to be gradual and take place over a medium-term time horizon. Additionally, while the Federal Reserve remains ‘data dependent,’ the intention of their first rate hike has already been communicated to markets. For these two reasons we are hopeful that the normalization of rates will cause minimal market disruption. However, as stewards of your capital, we have felt it prudent to take the necessary precautions at the portfolio level to prepare for a potentially more volatile period ahead.

As we have said in the past, when we believe fixed income investors are well compensated to assume additional risk, we will position each portfolio to seek additional return. However, in times like this where term premiums in rates are low, credit spreads across sectors remain low relative to history, and the all-in compensation (yield) for holding any given risk remains subdued, we employ the opposite strategy: seeking to pare back risk. This has meant a continued move to lower the Fund’s exposure to potentially rising rates. Additionally, this has meant a continued move up in quality, both in terms of credit and liquidity. The Thornburg Strategic Income Fund now holds a higher cash and cash equivalent balance, which we view as both defensive and opportunistic. Historically, this higher cash balance has allowed us to deploy capital in periods of rising volatility to acquire quality assets where we believe the risk/reward trade-off is skewed in our favor.

With an expected start to normalization of Federal Reserve policy, an eventual rise in the yield curve, and global imbalances exerting pressure on economies worldwide, we do not expect significant price increases in high-quality fixed income. Additionally, it is likely that investors should be ready for an elevated level of volatility across many asset classes. And while we have taken many measures to help shield investors from this volatility, the Fund is likely to be affected as these events develop. However, for investors willing to take a medium-term view, these periods of increased volatility combined with Thornburg’s global generalist approach and the relatively unconstrained mandate of the Thornburg Strategic Income Fund should give us a more attractive opportunity set going forward. Nevertheless, we believe your Fund is well positioned to achieve its longer-term goals of a high current level of income and some long-term capital appreciation.

Sincerely,

Jason H. Brady, CFA Portfolio Manager Managing Director	Lon R. Erickson, CFA Portfolio Manager Managing Director	Jeff Klingelhofer, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 12/19/07)
Without sales charge	1.33%	5.69%	7.01%	7.23%
With sales charge	-3.21%	4.07%	6.02%	6.56%
Class C Shares (Incep: 12/19/07)
Without sales charge	0.74%	5.13%	6.42%	6.63%
With sales charge	-0.23%	5.13%	6.42%	6.63%
Class I Shares (Incep: 12/19/07)	1.66%	6.06%	7.35%	7.56%
Class R3 Shares (Incep: 5/1/12)	1.12%	—	—	5.54%
Class R4 Shares (Incep: 2/1/14)	1.29%	—	—	2.90%
Class R5 Shares (Incep: 5/1/12)	1.55%	—	—	5.85%
Barclays U.S. Universal Index (Since 12/19/07)	5.32%	3.49%	4.75%	5.09%
Blended Index (Since 12/19/07)	5.85%	4.97%	5.70%	4.93%
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

Growth of A Hypothetical $10,000 Investment

30-Day Yields, A Shares

(with sales charge)

SEC Yield	5.57%

Annualized Distribution Yield	3.79%

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.22%; C shares, 1.98%; I shares, 0.90%; R3 shares, 3.10%; R4 shares, 1.50%; R5 shares, 2.11%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.80%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Barclays Intermediate U.S. Aggregate Bond Index – This index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between one and ten years. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Barclays U.S. Aggregate Bond Index – This index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Barclays U.S. Corporate High-Yield Index – This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Barclays U.S. Universal Bond Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Blended Index – Thornburg Strategic Income Fund’s Blended Index is composed of 80% Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.

MSCI World Index – This index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The Annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Term Premium – The excess yield that investors require to commit to holding a long-term bond instead of a series of shorter-term bonds.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

Objectives and Strategies

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

Portfolio Composition

Fixed Income Credit Quality*

*	Excludes equity securities.

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other rating agencies.

Top Ten Industry Groups

Energy	10.0%
Diversified Financials	8.5%
Materials	6.2%
Capital Goods	5.9%
Telecommunication Services	5.2%
Commercial & Professional Services	3.7%
Banks	3.5%
Food, Beverage & Tobacco	3.2%
Retail	3.1%
Transportation	3.0%

Country Exposure**

United States	58.7%
Mexico	3.4%
Brazil	3.0%
Canada	2.3%
United Kingdom	2.2%
Netherlands	2.2%
Australia	1.7%
Cayman Islands	1.6%
Ireland	1.2%
Russia	1.2%
Spain	1.1%
Sweden	1.0%
Luxembourg	0.8%
Israel	0.6%
Czech Republic	0.6%
Aruba	0.6%
New Zealand	0.6%
France	0.5%
South Korea	0.4%
South Africa	0.4%
Japan	0.4%
Romania	0.3%
Barbados	0.3%
Jamaica	0.3%
Switzerland	0.3%
Mauritus	0.3%
Chile	0.3%
Nigeria	0.3%
Norway	0.3%
Germany	0.3%
Italy	0.2%
Panama	0.2%
Argentina	0.2%
Indonesia	0.1%
Hong Kong	0.1%
Other Assets & Liabilities	11.8%

**	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 1.23%
ENERGY — 0.67%
Oil, Gas & Consumable Fuels — 0.67%
Eni S.p.A.	147,400	$2,556,474
[a,b] Halcon Resources Corp.	45,314	69,784
Linn Co., LLC	167,800	1,605,846
[c] ROMGAZ SA-GDR	531,954	4,601,402
[a,b] TPT Acquisition, Inc.	20,480	0

		8,833,506

MATERIALS — 0.00%
Metals & Mining — 0.00%
[b] Jaguar Mining, Inc.	144,927	34,783

		34,783

REAL ESTATE — 0.40%
Real Estate Investment Trusts — 0.40%
Annaly Capital Management, Inc.	212,700	2,212,080
Capstead Mortgage Corp.	259,027	3,048,748

		5,260,828

RETAILING — 0.16%
Internet & Catalog Retail — 0.16%
Trade Me Ltd.	748,335	2,074,688

		2,074,688

TOTAL COMMON STOCK (Cost $26,164,123)		16,203,805

PREFERRED STOCK — 1.48%
BANKS — 0.31%
Banks — 0.31%
First Niagara Financial Group Pfd, 8.625%	17,732	488,339
GMAC Capital Trust I Pfd, 8.125%	140,000	3,675,000

		4,163,339

ENERGY — 0.10%
Oil, Gas & Consumable Fuels — 0.10%
Halcon Resources Corp. Pfd, 5.75%	4,441	1,332,300

		1,332,300

MISCELLANEOUS — 0.80%
U.S. Government Agencies — 0.80%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,247,188
[c] Cobank, ACB Pfd, 6.25%	50,000	5,111,000
[c] AgriBank, FCB Pfd, 6.875%	40,000	4,160,000

		10,518,188

REAL ESTATE — 0.05%
Real Estate Investment Trusts — 0.05%
American Realty Capital Properties, Inc. Pfd, 6.70%	25,857	610,225

		610,225

TELECOMMUNICATION SERVICES — 0.22%
Wireless Telecommunication Services — 0.22%
[c] Centaur Funding Corp. Pfd, 9.08%	2,330	2,893,569

		2,893,569

TOTAL PREFERRED STOCK (Cost $21,098,556)		19,517,621

ASSET BACKED SECURITIES — 8.28%
COMMERCIAL MTG TRUST — 1.25%
[a,c] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	$2,882,081	2,977,190
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.641%, 3/25/2034	130,695	106,509
[c] CVS Pass-Through Trust, 9.35%, 1/10/2023	4,605,000	5,559,851
[c] FREMF Mtg Trust, Series 2012-KF01 Class B Floating Rate Note, 2.771%, 10/25/2044	2,000,000	2,022,055
[c] FREMF Mtg Trust, Series 2013-KF02 Class B Floating Rate Note, 2.833%, 12/25/2045	1,738,331	1,770,708
[c] JPMorgan Chase Commercial Mtg Trust, Series 2013-JWRZ Class D Floating Rate Note, 3.165%, 4/15/2030	4,000,000	4,000,364

		16,436,677

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
OTHER ASSET BACKED — 4.48%
[a,c] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	$4,433,859	$4,744,230
[c] American Credit Acceptance, Series 2014-2 Class B, 2.26%, 3/10/2020	6,850,000	6,862,425
[c] CLI Funding, LLC, Series 2014-1A Class A, 3.29%, 6/18/2029	4,526,818	4,565,082
[a,c] Concord Funding Co., LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	4,028,000
[c] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	9,710,813	10,165,020
[c] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	3,186,137
[c,d] Global SC Finance SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	4,433,333	4,446,275
[c] JPR Royalty, LLC, 14.00%, 9/1/2020	2,000,000	1,000,000
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.014%, 12/1/2037	923,234	856,299
[a,c] Progreso Receivables Funding LLC, Series 2015-A Class A, 3.625%, 2/8/2020	10,025,000	10,025,000
[c] SolarCity LMC, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	3,412,036	3,620,487
[c] SolarCity LMC, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	3,382,385	3,551,457
[c,d] Trafigura Securitisation Finance plc, Series 2012-1A Class B, 4.175%, 10/15/2015	2,000,000	2,000,575

		59,050,987

RESIDENTIAL MTG TRUST — 2.26%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.26%, 12/20/2036	817,196	290,104
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.586%, 8/25/2033	281,162	279,159
[c] CIT Mtg Loan Trust, Series 2007-1 Class 2A2, 1.424%, 10/25/2037	501,597	500,933
[c] Citigroup Mtg Loan Trust, Inc., Series 2014-A Class A, 4.00%, 1/25/2035	5,402,956	5,580,747
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	572,534	579,474
[c] CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 0.871%, 3/25/2045	1,751,819	1,659,063
FBR Securitization Trust, Series 2005-2 Class M1, 0.891%, 9/25/2035	2,868,726	2,844,600
JPMorgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.311%, 7/25/2036	833,853	821,861
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.463%, 8/25/2034	288,848	265,493
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.491%, 11/25/2035	955,325	939,488
New Century Home Equity Loan Trust, Series 2005-2 Class M1, 0.604%, 6/25/2035	1,609,660	1,586,948
Park Place Securities, Inc., Series 2004-MHQ1 Class M2, 1.299%, 12/25/2034	2,001,847	1,998,750
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.324%, 6/25/2036	215,478	214,916
[a,c] SHAP, Series 2013-RM1 Class A, 4.00%, 5/26/2053	3,464,728	3,433,546
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	873,879	890,369
[c] TAL Advantage, LLC, Series 2014-1A Class A, 3.51%, 2/22/2039	7,802,083	7,927,404
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.622%, 2/25/2035	211,968	74,704

		29,887,559

STUDENT LOAN — 0.29%
Access Group, Inc., Series 2005-A Class A3, 0.656%, 7/25/2034	4,000,000	3,816,586

		3,816,586

TOTAL ASSET BACKED SECURITIES (Cost $106,770,472)		109,191,809

CORPORATE BONDS — 60.74%
AUTOMOBILES & COMPONENTS — 0.13%
Auto Components — 0.13%
[c,d] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	1,700,000	1,742,500

		1,742,500

BANKS — 3.17%
Banks — 3.17%
[c] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	5,300,000	1,560,997
[c,d] Banco Santander Chile Floating Rate Note, 2.139%, 6/7/2018	4,000,000	4,072,000
Bank of America Corp., 4.20%, 8/26/2024	3,200,000	3,310,611
[c,d] Caixa Economica Federal, 4.50%, 10/3/2018	6,475,000	6,352,622
DEPFA Bank plc (EUR), 0.782%, 12/15/2015	5,800,000	6,080,541
[b,c,d,e] Islandsbanki, 4.41%, 10/15/2008	60,000	16,800
[c,d] Mizuho Financial Group, 4.60%, 3/27/2024	5,000,000	5,368,930
National City Bank Floating Rate Note, 0.634%, 6/7/2017	1,000,000	995,108
[d] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,252,192
[d] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,255,592
[c,d] Sberbank of Russia, 5.50%, 2/26/2024	7,200,000	5,531,400
[c,d] Zenith Bank plc, 6.25%, 4/22/2019	4,400,000	4,026,000

		41,822,793

CAPITAL GOODS — 5.87%
Construction & Engineering — 2.66%
[c,d] Abengoa Finance, S.A.U., 7.75%, 2/1/2020	2,696,000	2,588,160
[c,d] Abengoa Greenfield, S.A., 6.50%, 10/1/2019	6,400,000	5,888,000
[c] AECOM Technology Corp., 5.875%, 10/15/2024	4,835,000	5,076,750
[c,d] Ausdrill Finance Property Ltd., 6.875%, 11/1/2019	6,750,000	5,096,250

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
URS Corp., 3.85%, 4/1/2017	$11,190,000	$11,036,137
[c] Zachry Holdings, Inc., 7.50%, 2/1/2020	5,725,000	5,438,750
Industrial Conglomerates — 0.34%
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,478,588
Machinery — 0.06%
[c] Waterjet Holdings, Inc., 7.625%, 2/1/2020	750,000	789,375
Trading Companies & Distributors — 2.81%
[c] Aviation Capital Group Corp., 6.75%, 4/6/2021	11,500,000	13,087,472
[c] Aviation Capital Group Corp., 7.125%, 10/15/2020	1,881,000	2,183,935
[d] Fly Leasing Ltd., 6.75%, 12/15/2020	7,500,000	7,659,375
[c] International Lease Finance Corp., 7.125%, 9/1/2018	8,000,000	8,980,000
[c] Wajax Corp. (CAD), 6.125%, 10/23/2020	6,510,000	5,140,975

		77,443,767

COMMERCIAL & PROFESSIONAL SERVICES — 2.62%
Commercial Services & Supplies — 1.98%
ADT Corp., 5.25%, 3/15/2020	8,155,000	8,440,425
[c] GFL Environmental Corp. (CAD), 7.50%, 6/18/2018	5,460,000	4,192,589
Iron Mountain, Inc., 6.00%, 8/15/2023	3,000,000	3,157,500
[c] Multi-Color Corp., 6.125%, 12/1/2022	1,635,000	1,700,400
RR Donnelley & Sons Co., 7.875%, 3/15/2021	3,000,000	3,432,000
RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,500,000	5,152,500
Professional Services — 0.64%
[c] IHS, Inc., 5.00%, 11/1/2022	1,220,000	1,225,368
[c] Nielsen Finance, LLC, 5.00%, 4/15/2022	7,200,000	7,245,000

		34,545,782

COMMERCIAL SERVICES & SUPPLIES — 0.31%
Diversified Support Services — 0.31%
[a] Lavare Holding AB (SEK), 5.264%, 4/4/2019	35,000,000	4,043,706

		4,043,706

CONSUMER SERVICES — 1.83%
Hotels, Restaurants & Leisure — 1.83%
Aramark Services, Inc., 5.75%, 3/15/2020	8,720,000	9,112,400
[c,d] Arcos Dorados Holdings, Inc., 6.625%, 9/27/2023	9,000,000	8,550,000
[c] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	8,000,000	2,255,957
[c] Nathan’s Famous, Inc., 10.00%, 3/15/2020	4,000,000	4,200,000

		24,118,357

DIVERSIFIED FINANCIALS — 6.37%
Capital Markets — 2.84%
Ares Capital Corp., 4.875%, 11/30/2018	7,000,000	7,359,121
[c] Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,959,083
[c,d] BTG Investments LP, 4.50%, 4/17/2018	5,000,000	4,612,500
FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,386,840
Goldman Sachs Group, Inc. Floating Rate Note, 1.277%, 10/23/2019	11,760,000	11,858,713
Merrill Lynch & Co., 0.805%, 5/2/2017	2,500,000	2,479,475
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	775,000	812,975
Consumer Finance — 1.60%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,115,000
Capital One Bank (USA), N.A., 2.95%, 7/23/2021	3,800,000	3,854,309
[c,e] Cash Store Financial (CAD), 0%, 1/31/2017	1,700,000	265,426
First Cash Financial Services, Inc., 6.75%, 4/1/2021	9,300,000	9,579,000
[c] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	2,000,000	3,218,978
Diversified Financial Services — 1.93%
[c,d] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	7,000,000	7,052,500
[c] Citicorp, 8.04%, 12/15/2019	250,000	306,889
JPMorgan Chase & Co., 6.75%, 1/29/2049	7,500,000	8,137,500
KFW (BRL), 5.375%, 9/14/2015	12,000,000	3,653,673
[c] MSCI, Inc., 5.25%, 11/15/2024	1,625,000	1,679,844
[c] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	6,550,000	4,650,500

		83,982,326

ENERGY — 9.09%
Energy Equipment & Services — 1.64%
[c,d] Anton Oilfield Services Group, 7.50%, 11/6/2018	7,000,000	4,385,500
[c] Compressco Partners, L.P., 7.25%, 8/15/2022	4,800,000	4,176,000

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
[c] Helmerich & Payne International Drilling Co., 4.65%, 3/15/2025	$2,405,000	$2,490,652
Oceaneering International, Inc., 4.65%, 11/15/2024	4,075,000	4,119,967
[c,d] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	10,684,600	6,458,841
Oil, Gas & Consumable Fuels — 7.45%
Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/2021	3,000,000	2,040,000
[c] Citgo Petroleum Corp., 6.25%, 8/15/2022	1,450,000	1,406,500
[c,d] Delek & Avner Tamar Bond Ltd., 3.839%, 12/30/2018	2,250,000	2,251,764
[c,d] Delek & Avner Tamar Bond Ltd., 2.803%, 12/30/2016	6,145,000	6,138,984
Energy Transfer Partners LP, 3.272%, 11/1/2066	1,200,000	1,056,000
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,513,574
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	2,271,000	2,112,030
[c,d] Gazprom Neft OAO, 6.00%, 11/27/2023	3,000,000	2,587,500
[c] Global Partners LP/GLP Finance Corp., 6.25%, 7/15/2022	5,975,000	5,885,375
Gulf South Pipeline Co. LP, 4.00%, 6/15/2022	4,860,000	4,691,791
[c] Kinder Morgan (Delaware), Inc., 5.00%, 2/15/2021	7,791,000	8,327,052
[c] Linc Energy, 12.50%, 10/31/2017	6,185,000	1,422,550
[c] Linc Energy, 9.625%, 10/31/2017	1,324,000	1,198,220
NGL Energy Partners LP, 6.875%, 10/15/2021	6,000,000	6,270,000
Northern Tier Energy, LLC, 7.125%, 11/15/2020	6,450,000	6,622,924
[c,d] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2022	8,138,375	6,325,145
[d] Petrobras Global Finance B.V., 3.00%, 1/15/2019	1,000,000	863,320
[d] Petrobras Global Finance B.V. Floating Rate Note, 2.631%, 3/17/2017	3,650,000	3,357,635
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,246,422
[c,d] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	1,433,430	1,241,350
[a] RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	765,000
[c] Rockies Express Pipeline, LLC, 3.90%, 4/15/2015	2,000,000	1,998,750
[c] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,160,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,360,000	7,921,100
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,051,597
Tesoro Logistics LP, 6.125%, 10/15/2021	2,000,000	2,060,000
[c,d] Tullow Oil plc, 6.25%, 4/15/2022	11,500,000	9,947,500
Williams Partners LP, 4.50%, 11/15/2023	5,600,000	5,806,472

		119,899,515

FOOD & STAPLES RETAILING — 1.32%
Food & Staples Retailing — 1.32%
[c] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020	7,275,000	11,816,950
c C&S Group Enterprises, LLC, 5.375%, 7/15/2022	5,800,000	5,669,500

		17,486,450

FOOD, BEVERAGE & TOBACCO — 2.09%
Beverages — 0.49%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	600,022
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	616,002
[c,d] Central America Bottling Corp., 6.75%, 2/9/2022	5,000,000	5,256,250
Food Products — 1.60%
[c,d] Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,254,000
[c,d] BRF S.A., 4.75%, 5/22/2024	4,650,000	4,522,125
Bunge Limited Finance Corp., 5.10%, 7/15/2015	321,000	324,747
[c,d] Comfeed Finance B.V., 6.00%, 5/2/2018	2,000,000	1,832,210
[c] Dean Foods Co., 6.50%, 3/15/2023	6,330,000	6,361,650
[c] Southern States Cooperative, Inc., 10.00%, 8/15/2021	4,000,000	3,780,000

		27,547,006

HEALTH CARE EQUIPMENT & SERVICES — 2.15%
Health Care Equipment & Supplies — 0.13%
[c] Teleflex, Inc., 5.25%, 6/15/2024	1,715,000	1,749,300
Health Care Providers & Services — 1.20%
[c] Covenant Surgical Partners, Inc., 8.75%, 8/1/2019	5,990,000	6,019,950
DaVita Healthcare Partners, 5.125%, 7/15/2024	5,975,000	6,094,500
Tenet Healthcare Corp., 6.00%, 10/1/2020	3,500,000	3,710,000
Health Care Services — 0.82%
[d] Catamaran Corp., 4.75%, 3/15/2021	9,715,000	10,795,794

		28,369,544

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
INSURANCE — 1.58%
Insurance — 1.58%
ELM B.V. (AUD), 3.985%, 4/29/2049	$1,000,000	$750,806
ELM B.V. (AUD), 7.635%, 12/29/2049	1,000,000	815,103
[c] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,330,000	1,562,440
Genworth Holdings, Inc., 4.90%, 8/15/2023	6,000,000	5,130,000
Kemper Corp., 4.35%, 2/15/2025	3,950,000	4,042,248
[a,c,d] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,414,500
[c] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,621,547
[c] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,533,000

		20,869,644

MATERIALS — 5.42%
Chemicals — 1.61%
[c,d] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	6,100,000	6,145,750
[c] Iracore International Holdings, Inc., 9.50%, 6/1/2018	3,250,000	1,885,000
[c,d] Kissner Milling Co., Ltd., 7.25%, 6/1/2019	2,300,000	2,374,750
[c,d] Office Cherifien des Phosphates, 5.625%, 4/25/2024	10,000,000	10,875,000
Construction Materials — 0.57%
[c,d] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	7,770,000	6,449,100
Wesco Distribution, Inc., 5.375%, 12/15/2021	1,000,000	1,017,500
Metals & Mining — 2.78%
[d] Anglogold Holdings, 8.50%, 7/30/2020	5,000,000	5,373,750
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	3,138,000	2,675,145
[c] Compass Minerals International, Inc., 4.875%, 7/15/2024	1,525,000	1,528,813
[c] Glencore Funding, LLC Floating Rate Note, 1.613%, 1/15/2019	11,000,000	11,003,971
[c,d] Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	6,587,329
[d] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	50,324
[c,d] Samarco Mineracao S.A., 4.125%, 11/1/2022	10,500,000	9,450,000
Paper & Forest Products — 0.46%
[c] Neenah Paper, Inc., 5.25%, 5/15/2021	6,000,000	6,030,000

		71,446,432

MEDIA — 0.92%
Media — 0.92%
[c,d] Numericable Group S.A., 4.875%, 5/15/2019	3,100,000	3,084,500
[c,d] Numericable Group S.A., 6.00%, 5/15/2022	3,875,000	3,923,438
The Washington Post Co., 7.25%, 2/1/2019	500,000	565,335
[c,d] Virgin Media, Inc., 5.375%, 4/15/2021	4,316,000	4,526,405

		12,099,678

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.40%
Pharmaceuticals — 0.40%
[a,c] Atlas U.S. Royalty, LLC, 12.25%, 3/15/2027	5,450,000	5,302,850

		5,302,850

REAL ESTATE — 0.98%
Real Estate Investment Trusts — 0.98%
EPR Properties, 5.25%, 7/15/2023	5,000,000	5,397,130
OUTFRONT Media Capital, LLC, 5.25%, 2/15/2022	3,220,000	3,372,950
OUTFRONT Media Capital, LLC, 5.875%, 3/15/2025	700,000	740,250
Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,640,353
Select Income REIT, 2.85%, 2/1/2018	1,720,000	1,734,732

		12,885,415

RETAILING — 2.06%
Distributors — 0.46%
LKQ Corp., Inc., 4.75%, 5/15/2023	6,254,000	6,128,920
Internet & Catalog Retail — 0.58%
QVC, Inc., 4.45%, 2/15/2025	7,567,000	7,617,434
Multiline Retail — 0.57%
[c] Family Tree Escrow, LLC, 5.75%, 3/1/2023	1,540,000	1,620,850
[c] Family Tree Escrow, LLC, 5.25%, 3/1/2020	745,000	780,387
[c,d] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,550,000	5,077,140
Specialty Retail — 0.82%
Coinstar, Inc., 6.00%, 3/15/2019	5,000,000	4,850,000
[c] Outerwall, Inc., 5.875%, 6/15/2021	6,675,000	6,024,188

		32,098,919

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.18%
Semiconductors & Semiconductor Equipment — 0.18%
[c,d] Sensata Technologies B.V., 5.00%, 10/1/2025	$2,400,000	$2,433,000

		2,433,000

SOFTWARE & SERVICES — 1.91%
Information Technology Services — 1.15%
iGATE Corp., 4.75%, 4/15/2019	7,775,000	7,823,594
Neustar, Inc., 4.50%, 1/15/2023	8,660,000	7,404,300
Internet Software & Services — 0.69%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75%, 4/15/2023	7,500,000	7,946,850
[c] Verisign, Inc., 5.25%, 4/1/2025	1,200,000	1,224,000
Software — 0.07%
[c] Audatex North America, Inc., 6.00%, 6/15/2021	815,000	861,862

		25,260,606

TECHNOLOGY HARDWARE & EQUIPMENT — 2.11%
Computers & Peripherals — 0.25%
Lexmark International, Inc., 5.125%, 3/15/2020	3,000,000	3,216,564
Electronic Equipment, Instruments & Components — 1.86%
Anixter, Inc., 5.125%, 10/1/2021	6,450,000	6,627,375
CDW, LLC/CDW Finance Corp., 6.00%, 8/15/2022	7,950,000	8,533,928
Ingram Micro, Inc., 4.95%, 12/15/2024	2,440,000	2,527,608
Trimble Navigation, Ltd., 4.75%, 12/1/2024	6,525,000	6,879,529

		27,785,004

TELECOMMUNICATION SERVICES — 4.97%
Diversified Telecommunication Services — 1.98%
[c,d] Digicel Ltd., 6.00%, 4/15/2021	4,610,000	4,379,500
[c] GTP Acquisition Partners I, LLC, 4.704%, 5/15/2043	4,750,000	4,860,157
Level 3 Communications, Inc., 8.875%, 6/1/2019	1,000,000	1,052,500
[d] Telefonica Emisiones SAU, 3.992%, 2/16/2016	1,000,000	1,025,454
[d] Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,000,000	1,128,738
[d] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,000,000	2,208,296
[d] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,062,541
[c,d] Videotron Ltd. Co., 5.375%, 6/15/2024	10,050,000	10,351,500
Wireless Telecommunication Services — 2.99%
America Movil Sab de CV (MXN), 6.45%, 12/5/2022	120,000,000	7,583,047
[c,d] Bharti Airtel International, 5.125%, 3/11/2023	6,000,000	6,484,638
[c,d] Millicom International Cellular S.A., 6.00%, 3/15/2025	3,178,000	3,166,083
[c,d] MTN International (Mauritius) Ltd., 4.755%, 11/11/2024	4,125,000	4,143,562
[c,d] MTS International Funding Ltd., 5.00%, 5/30/2023	6,000,000	5,058,000
[c,d] VimpelCom (UBS SA), 8.25%, 5/23/2016	500,000	522,205
[c,d] VimpelCom Holdings B.V., 7.504%, 3/1/2022	2,000,000	1,897,500
[c] WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,300,000
[c] WCP Wireless Site Fund, 6.829%, 11/15/2040	4,240,000	4,323,545

		65,547,266

TRANSPORTATION — 2.79%
Airlines — 2.46%
American Airlines, 4.95%, 7/15/2024	2,747,518	3,008,533
[c] American Airlines, 5.60%, 1/15/2022	13,650,133	14,264,389
Continental Airlines, 9.798%, 10/1/2022	6,311,945	7,132,498
US Airways, 7.076%, 9/20/2022	1,773,982	1,951,380
US Airways, 5.90%, 4/1/2026	1,788,628	2,043,507
US Airways, 6.25%, 10/22/2024	1,548,089	1,757,081
[c,d] Virgin Australia, 5.00%, 4/23/2025	2,147,630	2,260,380
Marine — 0.33%
[c,d] Stena International SA, 5.75%, 3/1/2024	4,650,000	4,417,500

		36,835,268

UTILITIES — 2.10%
Electric Utilities — 1.05%
Alabama Power Capital Trust V, 3.355%, 10/1/2042	700,000	655,071
[c] Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,373,046
[c,d] Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,669,446
PNM Resources, Inc., 9.25%, 5/15/2015	3,879,000	3,913,108
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,908,323

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
Puget Energy, Inc., 6.50%, 12/15/2020	$2,000,000	$2,404,298
Gas Utilities — 0.26%
[c] Source Gas, LLC., 5.90%, 4/1/2017	1,250,000	1,335,331
[c] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,089,272
Independent Power & Renewable Electricity Producers — 0.35%
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,650,000
[c] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,758,144	1,926,653
Multi-Utilities — 0.44%
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,528,832
[c] Topaz Solar Farms, LLC, 4.875%, 9/30/2039	3,000,000	3,306,294

		27,759,674

TOTAL CORPORATE BONDS (Cost $823,662,334)		801,325,502

CONVERTIBLE BONDS — 3.06%
DIVERSIFIED FINANCIALS — 0.63%
Capital Markets — 0.32%
Apollo Investment Corp., 5.75%, 1/15/2016	4,100,000	4,174,312
Consumer Finance — 0.31%
[c] EZCORP, Inc., 2.125%, 6/15/2019	4,867,000	4,124,783

		8,299,095

FOOD, BEVERAGE & TOBACCO — 0.60%
Tobacco — 0.60%
Vector Group Ltd., 1.75%, 4/15/2020	7,460,000	7,991,525

		7,991,525

MEDIA — 1.17%
Media — 1.17%
[d] Central European Media Enterprises Ltd., 5.00%, 11/15/2015	8,130,000	8,145,244
Comcast Holdings Corp., 2.00%, 10/15/2029	15,500,000	7,269,500

		15,414,744

REAL ESTATE — 0.65%
Real Estate Investment Trusts — 0.65%
American Realty Capital Properties, Inc., 3.00%, 8/1/2018	3,890,000	3,787,887
[c] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,040,000	4,851,000

		8,638,887

TELECOMMUNICATION SERVICES — 0.01%
Diversified Telecommunication Services — 0.01%
Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	69,000	67,318

		67,318

TOTAL CONVERTIBLE BONDS (Cost $40,881,402)		40,411,569

WARRANTS — 0.01%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.01%
Pharmaceuticals — 0.01%
[b] Alexza Pharmaceuticals, Inc.	41,863	86,656

TOTAL WARRANTS (Cost $213,640)		86,656

MUNICIPAL BONDS — 0.70%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,273,564
[c] Midwest Family Housing, 5.168%, 7/1/2016	255,000	263,011
Municipal Improvement Corp. of Los Angeles (Recovery Zone Economic Development), 6.165%, 11/1/2020	1,885,000	2,074,612
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,082,630
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	995,000	1,022,940
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,315,540
Wisconsin Health & Educational Facilities Authority (Richland Hospital), 7.08%, 6/1/2016	150,000	150,013

TOTAL MUNICIPAL BONDS (Cost $8,148,442)		9,182,310

U.S. GOVERNMENT AGENCIES — 0.91%
[c] CoBank ACB Floating Rate Note (Farm Credit Banks), 0.871%, 6/15/2022	12,700,000	11,945,417

TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,108,533)		11,945,417

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
OTHER GOVERNMENT — 4.44%
Australian Government (AUD), 2.75%, 4/21/2024	$8,200,000	$6,487,482
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	622,156
[c,d] Eurasian Development Bank, 5.00%, 9/26/2020	2,000,000	1,890,000
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	3,475,000	1,090,990
[c,d] Government of Aruba, 4.625%, 9/14/2023	7,700,000	7,671,125
Mexican Bonos (MXN), 5.00%, 6/15/2017	130,000,000	8,688,911
Mexico Bonos de Desarrollo (MXN), 4.75%, 6/14/2018	275,000,000	18,038,042
New Zealand Government (NZD), 6.00%, 4/15/2015	7,250,000	5,425,465
Norwegian Government (NOK), 4.25%, 5/19/2017	25,000,000	3,323,423
[c,d] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 1.404%, 9/11/2019	5,400,000	5,394,270

TOTAL OTHER GOVERNMENT (Cost $63,804,373)		58,631,864

MORTGAGE BACKED — 0.04%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	4,023	4,504
[a] Reilly FHA 1997-A Mtg, 6.896%, 7/1/2020	558,434	575,405

TOTAL MORTGAGE BACKED (Cost $575,816)		579,909

LOAN PARTICIPATIONS — 7.29%
COMMERCIAL & PROFESSIONAL SERVICES — 1.11%
Professional Services — 1.11%
Extreme Reach, Inc., 6.75%, 2/7/2020	5,031,000	5,056,155
Affinion Group, Inc., 6.75%, 4/30/2018	3,979,899	3,768,965
Academi Holdings, LLC, 11.00%, 7/24/2020	6,000,000	5,880,000

		14,705,120

CONSUMER DURABLES & APPAREL — 0.32%
Leisure Equipment & Products — 0.15%
Topps Co, Inc., 7.25%, 10/2/2018	1,975,000	1,942,906
Textiles, Apparel & Luxury Goods — 0.17%
5.11, Inc., 6.00%, 2/28/2020	2,227,500	2,224,716

		4,167,622

CONSUMER SERVICES — 0.72%
Diversified Consumer Services — 0.49%
Laureate Education, Inc., 5.00%, 6/15/2018	6,950,742	6,487,336
Hotels, Restaurants & Leisure — 0.23%
[a] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	2,905,329	2,957,625

		9,444,961

DIVERSIFIED FINANCIALS — 1.44%
Diversified Financial Services — 1.44%
NCP Finance LP, 11.00%, 9/25/2018	4,233,193	4,180,278
Abg Intermediate Holdings 2, LLC, 9.00%, 5/27/2022	10,100,000	10,074,750
[d] Stena International S.A., 4.00%, 3/3/2021	5,316,300	4,754,792

		19,009,820

ENERGY — 0.19%
Oil, Gas & Consumable Fuels — 0.19%
Citgo Holding, Inc., 9.50%, 5/12/2018	2,493,750	2,479,211

		2,479,211

FOOD, BEVERAGE & TOBACCO — 0.55%
Tobacco — 0.55%
North Atlantic Trading Co., Inc., 7.75%-8.75%, 1/13/2020	7,409,007	7,297,872

		7,297,872

MATERIALS — 0.73%
Chemicals — 0.73%
OCI Beaumont, LLC, 5.50%, 8/20/2019	4,598,308	4,615,551
PeroxyChem, LLC, 7.50%-8.75%, 2/28/2020	4,950,000	4,950,000

		9,565,551

MEDIA — 0.65%
Media — 0.65%
[a],[d] Mood Media Corp., 7.00%, 5/1/2019	8,729,393	8,572,264

		8,572,264

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 0.43%
Real Estate Management & Development — 0.43%
DTZ U.S. Borrower, LLC, 9.25%, 11/4/2022	$5,690,000	$5,718,450

		5,718,450

RETAILING — 0.51%
Specialty Retail — 0.51%
NBTY, Inc., 3.50%, 10/1/2017	4,000,000	3,945,000
Rue21, Inc., 5.63%, 10/9/2020	3,094,463	2,755,620

		6,700,620

SOFTWARE & SERVICES — 0.46%
Information Technology Services — 0.46%
[a,f] Valores Corporativos Softtek, S.A. de C.V., 3.38%-6.93%, 8/27/2019	6,181,818	6,120,000

		6,120,000

TRANSPORTATION — 0.18%
Airlines — 0.18%
[a,d] ET Two LLC, 10.00%, 9/30/2019	395,224	395,224
[a,d] Synergy Aerospace Corp., 6.50%, 3/3/2015	1,641,533	1,639,891
[a,d] ET Three LLC, 10.00%, 9/30/2019	395,224	395,224

		2,430,339

TOTAL LOAN PARTICIPATIONS (Cost $96,519,339)		96,211,830

SHORT TERM INVESTMENTS — 10.01%
Ameren Corp., 0.45%, 4/1/2015	19,000,000	19,000,000
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $18,000,115 collateralized by 6 U.S. Government debt securities and 13 corporate debt securities, having an average coupon of 4.18%,
[a] minimum credit rating of BBB-, maturity dates from 8/15/2015 to 2/1/2044, and having an aggregate market value of
$18,905,698 at 3/31/2015	18,000,000	18,000,000
CenterPoint Energy, Inc., 0.60%, 4/1/2015	19,000,000	19,000,000
Delmarva Power & Light Co., 0.45%, 4/1/2015	19,000,000	19,000,000
Johnson Controls, Inc., 0.50%, 4/6/2015	19,000,000	18,998,680
Kansas City Power & Light Co., 0.50%, 4/6/2015	19,000,000	18,998,681
Union Electric Co., 0.55%, 4/1/2015	19,000,000	19,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $131,997,361)		131,997,361

TOTAL INVESTMENTS — 98.19% (Cost $1,331,944,391)		$1,295,285,653
OTHER ASSETS LESS LIABILITIES — 1.81%		23,876,742

NET ASSETS — 100.00%		$1,319,162,395

Footnote Legend

a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the aggregate value of these securities in the Fund’s portfolio was $597,556,812, representing 45.3% of the Fund’s net assets.
d	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	Loan facility with an unfunded liability of $1,181,182 (see Note 2).

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
FHA	Insured by Federal Housing Administration
GBP	Denominated in Great Britain Pounds
Mtg	Mortgage
MTN	Medium-Term Note

MXN	Denominated in Mexican Pesos
NOK	Denominated in Norwegian Kroner
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SEK	Denominated in Swedish Kronor
SPV	Special Purpose Vehicle

See notes to financial statements.

16    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $1,331,944,391) (Note 2)	$1,295,285,653
Cash	9,504,093
Receivable for investments sold	1,155,662
Receivable for fund shares sold	4,058,244
Unrealized appreciation on forward currency contracts (Note 7)	942,164
Dividends receivable	283,264
Dividend and interest reclaim receivable	50,345
Interest receivable	15,811,370
Prepaid expenses and other assets	63,096

Total Assets	1,327,153,891

LIABILITIES
Payable for investments purchased	1,649,417
Payable for fund shares redeemed	4,181,809
Unrealized depreciation on forward currency contracts (Note 7)	172,977
Payable to investment advisor and other affiliates (Note 3)	1,203,372
Accounts payable and accrued expenses	123,765
Dividends payable	660,156

Total Liabilities	7,991,496

NET ASSETS	$1,319,162,395

NET ASSETS CONSIST OF
Undistributed net investment income	$367,445
Net unrealized depreciation on investments	(36,025,500)
Accumulated net realized gain (loss)	2,998,269
Net capital paid in on shares of beneficial interest	1,351,822,181

$1,319,162,395

18    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($382,370,929 applicable to 32,673,312 shares of beneficial interest outstanding - Note 4)	$11.70
Maximum sales charge, 4.50% of offering price	0.55

Maximum offering price per share	$12.25

Class C Shares:
Net asset value and offering price per share* ($340,169,049 applicable to 29,110,349 shares of beneficial interest outstanding - Note 4)	$11.69

Class I Shares:
Net asset value, offering and redemption price per share ($586,752,973 applicable to 50,250,994 shares of beneficial interest outstanding - Note 4)	$11.68

Class R3 Shares:
Net asset value, offering and redemption price per share ($2,407,765 applicable to 205,884 shares of beneficial interest outstanding - Note 4)	$11.69

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,070,982 applicable to 177,049 shares of beneficial interest outstanding - Note 4)	$11.70

Class R5 Shares:
Net asset value, offering and redemption price per share ($5,390,697 applicable to 461,769 shares of beneficial interest outstanding - Note 4)	$11.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    19

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $7,337)	$1,490,717
Interest income (net of premium amortized of $1,041,511)	32,592,395

Total Income	34,083,112

EXPENSES
Investment advisory fees (Note 3)	4,568,856
Administration fees (Note 3)
Class A Shares	244,355
Class C Shares	217,151
Class I Shares	144,043
Class R3 Shares	2,150
Class R4 Shares	463
Class R5 Shares	914
Distribution and service fees (Note 3)
Class A Shares	489,436
Class C Shares	1,739,998
Class R3 Shares	8,612
Class R4 Shares	943
Transfer agent fees
Class A Shares	160,318
Class C Shares	116,880
Class I Shares	180,811
Class R3 Shares	1,628
Class R4 Shares	945
Class R5 Shares	2,502
Registration and filing fees
Class A Shares	22,798
Class C Shares	15,935
Class I Shares	20,301
Class R3 Shares	11,872
Class R4 Shares	4,412
Class R5 Shares	11,895
Custodian fees (Note 3)	135,284
Professional fees	52,577
Accounting fees	21,715
Trustee fees	20,590
Other expenses	70,083

Total Expenses	8,267,467
Less:
Expenses reimbursed by investment advisor (Note 3)	(272,933)
Fees paid indirectly (Note 3)	(1,189)

Net Expenses	7,993,345

Net Investment Income	$26,089,767

20    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$1,971,177
Forward currency contracts (Note 7)	2,767,898
Foreign currency transactions	(328,276)

4,410,799

Net change in unrealized appreciation (depreciation) on:
Investments	(41,919,359)
Foreign currency translations	(96,361)
Forward currency contracts (Note 7)	(469,432)

(42,485,152)

Net Realized and Unrealized Loss	(38,074,353)

Net Decrease in Net Assets Resulting from Operations	$(11,984,586)

See notes to financial statements.

Semi-Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Six Months Ended	Year Ended
	March 31, 2015*	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$26,089,767	$42,473,247
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	4,410,799	18,703,755
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(42,485,152)	(2,265,395)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,984,586)	58,911,607

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(7,446,329)	(14,111,314)
Class C Shares	(5,579,793)	(10,955,909)
Class I Shares	(11,989,534)	(17,925,535)
Class R3 Shares	(64,977)	(56,962)
Class R4 Shares	(15,312)	(423)
Class R5 Shares	(74,654)	(85,256)
From realized gains
Class A Shares	(4,909,559)	(5,900,030)
Class C Shares	(4,451,217)	(5,473,946)
Class I Shares	(7,233,973)	(5,939,705)
Class R3 Shares	(42,240)	(2,935)
Class R4 Shares	(514)	—
Class R5 Shares	(39,105)	(19,145)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	5,661,064	141,841,186
Class C Shares	6,112,766	111,635,825
Class I Shares	57,966,612	306,584,478
Class R3 Shares	(503,402)	2,887,855
Class R4 Shares	2,055,619	15,412
Class R5 Shares	2,951,271	2,547,850

Net Increase in Net Assets	20,412,137	563,953,053

NET ASSETS
Beginning of Period	1,298,750,258	734,797,205

End of Period	$1,319,162,395	$1,298,750,258

Undistributed (distribution in excess of) net investment income	$367,445	$(551,723)

*	Unaudited

See notes to financial statements.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as (the “Fund)” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

24    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock	$16,203,805	$11,532,619	$4,671,186	$—
Preferred Stock (a)	19,517,621	8,933,564	10,584,057	—
Asset Backed Securities	109,191,809	—	86,104,734	23,087,075
Corporate Bonds	801,325,502	—	791,978,946	9,346,556
Convertible Bonds	40,411,569	—	40,411,569	—
Warrants	86,656	—	86,656	—
Municipal Bonds	9,182,310	—	9,182,310	—
U.S. Government Agencies	11,945,417	—	11,945,417	—
Other Government	58,631,864	—	58,631,864	—
Mortgage Backed	579,909	—	4,504	575,405
Loan Participations	96,211,830	—	76,131,602	20,080,228
Short Term Investments	131,997,361	—	131,997,361	—

Total Investments in Securities	$1,295,285,653	$20,466,183	$1,221,730,206	$53,089,264
Other Financial Instruments**
Forward Currency Contracts	$942,164	$—	$942,164	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(172,977)	$—	$(172,977)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At March 31, 2015, industry classifications for Preferred Stock in Level 2 consisted of $1,332,300 in Energy, $6,358,188 in Miscellaneous, and $2,893,569 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments totaling $21,745,529 in market value at March 31, 2015. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2015.

	Fair Value at	Valuation	Unobservable	Range
	March 31, 2015	Technique(s)	Input	(Weighted Average)
Common Stock	$0	Terms of plan reorganization	Discount to zero for lack of marketability and company sustainability in question	N/A (N/A)
Corporate Bonds	9,346,556	Discounted cash flows	Third party vendor projection of discounted cash flows	5.70% - 13.50% (9.60%)
Mortgage Backed	575,405	Yield method	Yield	5.0% (N/A)
Loan Participations	13,960,228	Discounted cash flows	Third party vendor projection of discounted cash flows	8.30% - 10.00% (9.22%)
Asset Backed Securities	7,461,546	Discounted cash flows	Third party vendor projection of discounted cash flows	3.80% - 4.50% (4.15%)

Total	$31,343,735

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Semi-Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2015 is as follows:

	Asset Backed Securities	Common Stock	Corporate Bonds	Mortgage Backed	Other Securities	Total(d)
Beginning Balance 9/30/2014	$27,741,284	$—	$16,651,104	$806,724	$17,446,134	$62,645,246
Accrued Discounts (Premiums)	6,018	—	21,908	(1,201)	21,321	48,046
Net Realized Gain (Loss)(a)	49,473	—	(281,008)	(5,849)	(209)	(237,593)
Gross Purchases	10,025,000	—	—	—	2,431,980	12,456,980
Gross Sales	(14,942,593)	—	(6,300,082)	(232,472)	(8,262,446)	(29,737,593)
Net Change in Unrealized Appreciation (Depreciation)(b)(e)	207,893	—	(745,366)	8,203	(330,033)	(859,303)
Transfers into Level 3(c)	—	—	—	—	8,773,481	8,773,481
Transfers out of Level 3(c)	—	—	—	—	—	—

Ending Balance 3/31/2015	$23,087,075	$—	$9,346,556	$575,405	$20,080,228	$53,089,264

(a)	Amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(b)	Amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2015. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 4.02% of total Net Assets at March 31, 2015. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.
(e)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities owned at March 31, 2015, which were valued using significant unobservable inputs was $(992,053). This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is no precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

26    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Valores Corporativos Softek. At March 31, 2015, $6,181,818 of the $8,000,000 par commitment had been funded and maturity date is August 27, 2019.

Bridge Participation Commitments: On March 27, 2015, the Fund executed a Bridge Participation Commitment Letter to JPMorgan Chase Bank N.A. The Fund has committed to provide for up to $4,000,000 in aggregate principal. The termination date for this commitment is July 15, 2015. No amount of this commitment is funded and the commitment is not reflected in the Fund’s Statement of Assets and Liabilities.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned commissions aggregating $73,208 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $36,358 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of .25 of 1% of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $241,957 for Class C shares, $15,425 for Class R3 shares, $4,869 for Class R4 shares, and $10,682 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $1,189.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,050,275	$71,995,975	18,515,650	$225,983,883
Shares issued to shareholders in reinvestment of dividends	953,168	11,314,330	1,512,030	18,371,710
Shares repurchased	(6,551,487)	(77,649,241)	(8,402,986)	(102,514,407)

Net increase (decrease)	451,956	$5,661,064	11,624,694	$141,841,186

Class C Shares
Shares sold	3,987,463	$47,437,765	12,164,015	$148,392,875
Shares issued to shareholders in reinvestment of dividends	717,831	8,511,380	1,169,485	14,180,200
Shares repurchased	(4,224,931)	(49,836,379)	(4,185,267)	(50,937,250)

Net increase (decrease)	480,363	$6,112,766	9,148,233	$111,635,825

28    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount

Class I Shares
Shares sold	14,329,204	$169,779,636	31,367,129	$382,209,495
Shares issued to shareholders in reinvestment of dividends	1,324,048	15,675,053	1,530,876	18,590,355
Shares repurchased	(10,821,482)	(127,488,077)	(7,726,042)	(94,215,372)

Net increase (decrease)	4,831,770	$57,966,612	25,171,963	$306,584,478

Class R3 Shares
Shares sold	69,498	$830,795	252,491	$3,086,494
Shares issued to shareholders in reinvestment of dividends	8,309	98,532	4,631	56,871
Shares repurchased	(122,305)	(1,432,729)	(20,759)	(255,510)

Net increase (decrease)	(44,498)	$(503,402)	236,363	$2,887,855

Class R4 Shares
Shares sold	177,914	$2,080,680	1,271	$15,250
Shares issued to shareholders in reinvestment of dividends	849	9,962	35	423
Shares repurchased	(2,999)	(35,023)	(21)	(261)

Net increase (decrease)	175,764	$2,055,619	1,285	$15,412

Class R5 Shares
Shares sold	284,452	$3,349,763	226,485	$2,747,416
Shares issued to shareholders in reinvestment of dividends	8,792	104,029	8,572	104,180
Shares repurchased	(42,550)	(502,521)	(24,914)	(303,746)

Net increase (decrease)	250,694	$2,951,271	210,143	$2,547,850

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $302,586,867 and $188,001,159, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,331,944,391

Gross unrealized appreciation on a tax basis	$31,639,134
Gross unrealized depreciation on a tax basis	(68,297,872)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(36,658,738)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange

Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the six months ended March 31, 2015 was $22,273,262. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value Usd	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	7,958,500	8/17/2015	8,574,843	$530,238	$—
Great Britain Pound	Sell	5,135,600	6/11/2015	7,614,503	411,926	—
Great Britain Pound	Buy	5,135,600	6/11/2015	7,614,503	—	(172,977)

Total					$942,164	$(172,977)

Net unrealized appreciation (depreciation)					$769,187

Certain forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”) pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2015, those recognized amounts are disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$942,164

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(172,977)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2015 is $769,187, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

30    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2015 are disclosed in the following tables:

Net Realized Gain (Loss) from Derivative Financial Instruments
Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$2,767,898	$2,767,898

Net Change in Unrealized Appreciation (Depreciation) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(469,432)	$(469,432)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, small- and mid-cap companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    31

FINANCIAL HIGHLIGHTS

Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for A Share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Dividends From Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of period (thousands)
Class A Shares
2015(b)(c)	$12.18	0.23	(0.33)	(0.10)	(0.23)	(0.15)	(0.38)	$11.70	3.95	(d)	1.21	(d)	1.21	(d)	1.21	(d)	(0.87)	17.52	$382,371
2014(c)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.30		1.22		1.22		1.24		6.79	51.20	$392,604
2013(c)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(c)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(c)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(c)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
Class C Shares
2015(b)	$12.17	0.20	(0.34)	(0.14)	(0.19)	(0.15)	(0.34)	$11.69	3.35	(d)	1.80	(d)	1.80	(d)	1.94	(d)	(1.16)	17.52	$340,169
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17	3.73		1.80		1.80		1.98		6.27	51.20	$348,334
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
Class I Shares
2015(b)	$12.16	0.25	(0.33)	(0.08)	(0.25)	(0.15)	(0.40)	$11.68	4.30	(d)	0.86	(d)	0.86	(d)	0.86	(d)	(0.70)	17.52	$586,753
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16	4.60		0.90		0.90		0.90		7.15	51.20	$552,182
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
Class R3 Shares
2015(b)	$12.18	0.23	(0.35)	(0.12)	(0.22)	(0.15)	(0.37)	$11.69	3.91	(d)	1.25	(d)	1.25	(d)	2.15	(d)	(0.98)	17.52	$2,408
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.10		1.25		1.25		3.10		6.76	51.20	$3,049
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(e)	5.78	76.47	$171
2012(f)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(d)	1.22	(d)	1.22	(d)	373.07	(d)(e)	4.63	34.54	$11
Class R4 Shares
2015(b)	$12.18	0.24	(0.35)	(0.11)	(0.22)	(0.15)	(0.37)	$11.70	4.17	(d)	1.25	(d)	1.25	(d)	2.56	(d)	(0.89)	17.52	$2,071
2014(g)	$12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$12.18	4.25	(d)	1.25	(d)	1.25	(d)	60.66	(d)(e)	4.29	51.20	$16
Class R5 Shares
2015(b)	$12.15	0.25	(0.34)	(0.09)	(0.24)	(0.15)	(0.39)	$11.67	4.21	(d)	0.99	(d)	0.99	(d)	1.57	(d)	(0.77)	17.52	$5,390
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15	4.51		0.99		0.99		2.11		7.05	51.20	$2,565
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(e)	6.07	76.47	$11
2012(f)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(d)	0.97	(d)	0.97	(d)	372.35	(d)(e)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was May 1, 2012.
(g)	Effective date of this class of shares was February 1, 2014.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

32 Semi-Annual Report	Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$991.30	$5.98
Hypothetical*	$1,000.00	$1,018.92	$6.07
Class C Shares
Actual	$1,000.00	$988.40	$8.92
Hypothetical*	$1,000.00	$1,015.96	$9.05
Class I Shares
Actual	$1,000.00	$993.00	$4.25
Hypothetical*	$1,000.00	$1,020.66	$4.31
Class R3 Shares
Actual	$1,000.00	$990.20	$6.20
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R4 Shares
Actual	$1,000.00	$991.10	$6.21
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$992.30	$4.92
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.21%; C: 1.80%; I: 0.86% R3: 1.25% R4: 1.25% R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Semi-Annual Report

OTHER INFORMATION

Thornburg Strategic Income Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas – within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully – in the case of our core bond funds, using laddered structures – to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    37

This page intentionally left blank.

38    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1663

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Value Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class B shares are no longer offered.

Investments in the Fund carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Value Fund	March 31, 2015 (Unaudited)

April 15, 2015

Dear Fellow Shareholders:

We’re pleased to write that for the six-month period ended March 31, 2015, the Thornburg Value Fund (Class A shares without sales charge) outperformed the benchmark S&P 500 Index, returning 7.90%, versus the index’s 5.93%. This October, the Fund will celebrate its 20th anniversary (hard for us to believe!). Overall, the Fund has had a strong track record since inception, with a cumulative gain of 548% against an S&P 500 Index gain of 412% over that same time period. That said, the Fund has not performed as competitively over each and every period.

In particular, you may remember that we experienced about a year and a half of weak relative performance between December 31, 2010 and June 30, 2012, during the aftermath of the financial crisis. One of the things that characterized that rough patch was increased volatility: for the life of the Fund up to that point, raw beta (calculated weekly) had been 0.94. During that same extended period (October 2, 1995 through December 31, 2010), the portfolio returned 9.9% on an annual basis, versus 7.1% for the S&P 500. For that long stretch, the Fund outperformed the market, with lower volatility. During the year and a half of underperformance, volatility jumped, beta was at 1.22 and annualized total return was a negative 8.9% versus the S&P 500’s positive 7.7%.

We took action to correct course. We bolstered the consistent earner characteristics of the portfolio and took other actions to reduce volatility. Since then, beta has returned to near its historic average. Returns are also competitive. For the up-market period since June 30, 2012, the Fund has returned 23.1% on an average annual basis, while the index has returned 18.9%. So your portfolio has outperformed the broader market, with less volatility, during one of the strongest rally periods in recent memory. We believe our efforts at risk management have paid off—that we have positioned the portfolio to have the potential to outperform through good stock selection, should the market continue to march higher—while exposing shareholders to less downside risk during a correction.

Contributors and Detractors

Over the first six months of the Fund’s fiscal year, our allocation decisions between sectors and our stock selection added performance relative to the index. Our overweight exposures within the health care and consumer discretionary sectors both helped, as these were the best performing sectors in the S&P 500 during the period. Our high average cash level was a drag on performance, while our currency hedges against our international equity investments helped. Our stock selection was best in the consumer discretionary, telecommunication services, and financial sectors, while we were less successful picking stocks in the energy sector during the period. The biggest, most defensive energy companies in the S&P 500 outperformed our energy holdings as oil prices declined.

Table I Value Fund Historical Performance Statistics

	10/2/95– 12/31/10	12/31/10– 6/30/12	6/30/12– 3/31/15
Value Fund Beta (weekly)	0.94	1.22	0.95
Value Fund Total Return, Annualized (A Shares without sales charge)	9.9%	-8.9%	23.1%
S&P 500 Total Return, Annualized	7.1%	7.7%	18.9%
Value Fund Total Return, Cumulative (A Shares without sales charge)	320.3%	-12.9%	77.0%
S&P 500 Total Return, Cumulative	184.3%	11.8%	61.0%

Source: Thornburg, Bloomberg, and Confluence

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.37%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

Top individual contributors for the period were Phibro Animal Health, Express Scripts, Target, Zayo Group and Zoetis.

Phibro is a family-owned animal health business based in Teaneck, New Jersey. Its management team has executed well since we initiated our position in early 2014. The animal health space has further garnered interest following activist involvement in market leader Zoetis.

Express Scripts is the country’s largest pharmacy benefit manager (PBM). PBMs stand between individuals and their doctors, and the health plans that cover the spending on drugs. When PBMs execute well, they can be a significant force for controlling healthcare spending inflation. Moving patients from branded to generic drugs with the same chemical makeup is an example of the role Express Scripts can play in the healthcare system. Following Express Scripts’ merger with Medco, customer retention had weakened a bit. This led the stock to a compelling valuation level ahead of our purchase. The discount has decreased somewhat as the company has continued to prove out its role in saving the system money, while the possibility of further consolidation has generated additional interest in the company.

In the wake of the credit card data breach of late 2013 and a misguided, and very aggressive launch in Canada, Target stock

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

was trading very cheap relative to our calculation of intrinsic value. Our work showed that the brand was still relevant, that even in a bad case they could shut down Canadian operations and exit at a reasonable cost, and that store-level performance should improve. Happily for the Fund, our work proved correct and this out-of-favor investment has become much more in vogue.

Zayo is a bandwidth infrastructure provider that had its initial public offering (IPO) during the period. The IPO presented a compelling opportunity to invest in this company at a big discount. Demand continues to grow for their services as each of us consumes increasing amounts of data. We believe that Zayo’s dark fiber business, in particular, should generate consistent and predictable revenue and cash flow growth over the next few years.

Zoetis, the world’s largest animal health company, was a strong performer during the period as well. We bought Zoetis as it was spun off from Pfizer in early 2013. More recently, activist investor Bill Ackman initiated a position that has helped the company garner more attention and a higher valuation in the marketplace.

The biggest detractors to portfolio returns were from companies whose fundamentals are tied to the price of oil. During the period, the price of Brent crude oil fell about 40%.

Weatherford International is an oilfield services company that helps energy producers extract oil and gas from the ground. When oil prices decline, energy producers reduce exploration and production activity. The number of drilling rigs in operation is an indication of overall level of activity. Since oil prices started to decline, U.S. onshore drilling rigs have declined by about 45%. This decline in activity will impact near-term revenue and earnings for Weatherford.

Inpex, Total, and Bankers Petroleum are all oil and gas producers, with revenues closely tied to oil prices. The near-term earnings for these companies will fall as a result of lower oil prices. After the big drop in oil, oil production has become much less profitable; many producers are slowing production activity. The market is currently working through the process of figuring out the marginal cost of production. Over the coming months, it is reasonable to expect some volatility in oil prices and stocks linked to oil.

Mastec is an engineering and construction company, which builds oil and gas pipelines, energy transmission lines, and communication infrastructure—both wireline and wireless. Mastec has had a couple of issues of late. First: like the other underperformers discussed above, Mastec’s pipeline business is linked to oil production. If less oil is produced in the United States, fewer pipelines will be needed. Second: within its communications business, AT&T has signaled it will be reducing capital expenditures. AT&T is an important customer of Mastec and reduced spending by AT&T will impact Mastec.

Market Environment

As we look forward, we view the environment for U.S. equities as constructive. Recovery has slowly taken hold, and inflation pressure remains under control in large part due to the strong dollar. We expect the rapid decline in oil prices to have a net positive impact on the U.S. economy, as consumers who buy gas are a larger economic driver than the oil and gas companies that produce it. That said, it is not lost on us that we’ve seen six years in a row of positive stock market returns and that parts of the U.S. equity market look overvalued, and in our experience, recessions often happen when we least expect them. But since we think our skills lie in the active investment of capital in businesses, rather than predicting the economy, we hope that we’ve positioned the portfolio to have the opportunity to outperform, no matter what the future holds.

Thank you for your continued trust and confidence.

Sincerely,

Connor Browne, CFA	Robert MacDonald, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Value Fund	March 31, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 10/2/95)
Without sales charge	12.53%	15.32%	9.93%	7.49%	10.06%
With sales charge	7.47%	13.57%	8.92%	6.99%	9.80%
Class B Shares (Incep: 4/3/00)
Without sales charge	11.43%	14.20%	8.88%	6.75%	4.15%
With sales charge	6.43%	13.30%	8.59%	6.75%	4.15%
Class C Shares (Incep: 10/2/95)
Without sales charge	11.70%	14.44%	9.09%	6.67%	9.21%
With sales charge	10.70%	14.44%	9.09%	6.67%	9.21%
Class I Shares (Incep: 11/2/98)	12.95%	15.78%	10.36%	7.90%	7.56%
Class R3 Shares (Incep: 7/1/03)	12.55%	15.35%	9.92%	7.46%	7.88%
Class R4 Shares (Incep: 2/1/07)	12.67%	15.47%	10.04%	—	4.75%
Class R5 Shares (Incep: 2/1/05)	12.97%	15.77%	10.32%	7.86%	7.76%
S&P 500 Index (Since 10/2/95)	12.73%	16.11%	14.47%	8.01%	8.73%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC), if redeemed within a year, of 5.00%; within two years, 4.25%; within three years, 3.50%; within four years, 2.75%; within five years, 2.00%; within six years, 1.25%, within seven years, 0.50%. There is no charge for redemption within the eighth year. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.37%; B shares, 2.55%; C shares, 2.14%; I shares, 1.06%; R3 shares, 1.77%; R4 shares, 1.69%; R5 shares, 1.42%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: B shares, 2.38%; I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Brent Crude Oil – An international benchmark for oil prices, accounting for roughly two-thirds of the global oil trade. Brent is a sweet crude oil from the North Sea suitable for production of gasoline and middle distillates such as kerosene and diesel.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Value Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Thermo Fisher Scientific, Inc.	4.2%
Gilead Sciences, Inc.	3.4%
JPMorgan Chase & Co.	3.2%
Express Scripts Holding Company	3.0%
Target Corp.	2.6%
Mondelez International, Inc.	2.5%
Zayo Group Holdings, Inc.	2.5%
Phibro Animal Health Corp.	2.5%
IMS Health Holdings, Inc.	2.5%
Citizens Financial Group, Inc.	2.4%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change.

SECTOR EXPOSURE

Health Care	21.1%
Financials	15.6%
Consumer Discretionary	14.9%
Industrials	9.9%
Consumer Staples	6.9%
Energy	6.7%
Telecommunication Services	6.3%
Information Technology	5.6%
Utilities	3.0%
Materials	2.2%
Other Assets & Liabilities	7.8%

TOP TEN INDUSTRY GROUPS

Pharmaceuticals, Biotechnology & Life Sciences	15.6%
Banks	8.9%
Retailing	7.6%
Energy	6.7%
Telecommunication Services	6.3%
Food, Beverage & Tobacco	6.0%
Health Care Equipment & Services	5.5%
Diversified Financials	4.9%
Commercial & Professional Services	4.7%
Consumer Services	4.6%

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
COMMON STOCK — 92.19%

BANKS — 8.85%
Banks — 6.78%
Citigroup, Inc.	214,400	$11,045,888
Citizens Financial Group, Inc.	1,016,315	24,523,681
JPMorgan Chase & Co.	539,040	32,655,043
Thrifts & Mortgage Finance — 2.07%
[a] Essent Group Ltd.	870,850	20,822,024

		89,046,636

CAPITAL GOODS — 3.97%
Building Products — 1.04%
[a] Continental Building Products, Inc.	463,500	10,470,465
Construction & Engineering — 0.71%
[a] Mastec, Inc.	371,176	7,163,697
Machinery — 1.42%
Allison Transmission Holdings, Inc.	447,769	14,301,742
Trading Companies & Distributors — 0.80%
Fly Leasing Ltd. ADR	548,242	7,982,403

		39,918,307

COMMERCIAL & PROFESSIONAL SERVICES — 4.66%
Commercial Services & Supplies — 2.93%
Covanta Holding Corp.	704,400	15,799,692
Rentokil Initial plc	6,737,268	13,661,885
Professional Services — 1.73%
Nielsen Holdings N.V.	390,249	17,393,398

		46,854,975

CONSUMER DURABLES & APPAREL — 2.68%
Household Durables — 2.68%
[a] Helen of Troy Ltd.	74,297	6,054,463
[a] TRI Pointe Homes, Inc.	1,354,071	20,893,315

		26,947,778

CONSUMER SERVICES — 4.60%
Diversified Consumer Services — 1.06%
[a] Nord Anglia Education, Inc.	470,561	10,691,146
Hotels, Restaurants & Leisure — 3.54%
Aramark Holdings Corp.	728,948	23,056,625
Starbucks Corp.	132,357	12,534,208

		46,281,979

DIVERSIFIED FINANCIALS — 4.93%
Capital Markets — 3.96%
Charles Schwab Corp.	376,989	11,475,545
Oaktree Capital Group LLC	267,228	13,804,998
The Blackstone Group LP	373,303	14,517,754
Consumer Finance — 0.97%
American Express Co.	125,349	9,792,264

		49,590,561

ENERGY — 6.72%
Energy Equipment & Services — 2.80%
Frank’s International N.V.	561,091	10,492,402
[a] Weatherford International Ltd.	1,431,466	17,607,032
Oil, Gas & Consumable Fuels — 3.92%
[a] Bankers Petroleum Ltd.	1,129,987	2,417,800
Chevron Corp.	165,800	17,405,684
INPEX Corp.	692,941	7,658,259
Total SA	240,800	11,981,536

		67,562,713

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 0.90%
Food & Staples Retailing — 0.90%
Walgreens Boots Alliance, Inc.	106,602	$9,027,057

		9,027,057

FOOD, BEVERAGE & TOBACCO — 5.96%
Beverages — 1.09%
Kweichow Moutai Co., Ltd.	346,275	10,935,735
Food Products — 4.87%
Mead Johnson Nutrition Co.	233,873	23,511,253
Mondelez International, Inc.	706,774	25,507,473

		59,954,461

HEALTH CARE EQUIPMENT & SERVICES — 5.47%
Health Care Providers & Services — 3.02%
[a] Express Scripts Holding Company	350,156	30,383,036
Health Care Technology — 2.45%
[a] IMS Health Holdings, Inc.	910,659	24,651,539

		55,034,575

MATERIALS — 2.25%
Chemicals — 1.32%
Orion Engineered Carbons S.A.	737,154	13,268,772
Metals & Mining — 0.93%
[a] Horsehead Holding Corp.	738,902	9,354,499

		22,623,271

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 15.57%
Biotechnology — 5.31%
Actelion Ltd.	84,430	9,782,690
[a] Gilead Sciences, Inc.	344,235	33,779,780
[a] Seattle Genetics, Inc.	278,996	9,862,509
Life Sciences Tools & Services — 4.22%
Thermo Fisher Scientific, Inc.	316,072	42,461,113
Pharmaceuticals — 6.04%
GlaxoSmithKline plc	753,585	17,282,239
Phibro Animal Health Corp.	699,363	24,764,444
Zoetis, Inc.	403,094	18,659,221

		156,591,996

REAL ESTATE — 1.81%
Real Estate Investment Trusts — 1.81%
Invesco Mortgage Capital, Inc.	552,111	8,574,284
Two Harbors Investment Corp.	903,307	9,593,120

		18,167,404

RETAILING — 7.63%
Internet & Catalog Retail — 3.70%
[a] Amazon.com, Inc.	55,378	20,606,154
[a] Netflix, Inc.	39,797	16,583,012
Multiline Retail — 2.58%
Target Corp.	316,616	25,984,675
Specialty Retail — 1.35%
[a] AutoZone, Inc.	19,959	13,615,231

		76,789,072

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.43%
Semiconductors & Semiconductor Equipment — 0.43%	158,790	4,307,973

[a] Micron Technology, Inc.		4,307,973

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 4.20%
Internet Software & Services — 2.44%
[a] Google, Inc. Class C	34,377	$18,838,596
[a] Marin Software, Inc.	908,014	5,711,408
Software — 1.76%
Activision Blizzard, Inc.	778,400	17,689,140

		42,239,144

TECHNOLOGY HARDWARE & EQUIPMENT — 1.01%
Electronic Equipment, Instruments & Components — 1.01%
CDW Corp.	273,801	10,196,349

		10,196,349

TELECOMMUNICATION SERVICES — 6.29%
Diversified Telecommunication Services — 2.52%	909,262	25,422,966
[a] Zayo Group Holdings, Inc.
Wireless Telecommunication Services — 3.77%
China Mobile Ltd.	1,490,797	19,421,810
SoftBank Corp.	317,457	18,475,423

		63,320,199

TRANSPORTATION — 1.26%
Airlines — 1.26%
American Airlines Group, Inc.	239,910	12,662,450

		12,662,450

UTILITIES — 3.00%
Electric Utilities — 1.90%
ITC Holdings Corp.	510,045	19,090,984
Independent Power & Renewable Electricity Producers — 1.10%
[a] Dynegy, Inc.	351,401	11,044,534

		30,135,518

TOTAL COMMON STOCK (Cost $729,803,244)		927,252,418

SHORT TERM INVESTMENTS — 7.85%
Apache Corp., 0.50%, 4/6/2015	$15,000,000	14,998,958
Atlantic City Electric Co., 0.45%, 4/1/2015	15,000,000	15,000,000
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $14,000,089 collateralized by 1 U.S. Government debt security and 22 corporate debt securities, having an average coupon of 4.50%, a minimum credit rating of BBB-, maturity dates from 8/15/2015 to 1/1/2045, and having an aggregate market value of $14,989,700 at 3/31/2015	14,000,000	14,000,000
Marriott International, Inc., 0.30%, 4/1/2015	15,000,000	15,000,000
Spectra Energy Partners, 0.45%, 4/1/2015	6,000,000	6,000,000
Union Electric Co., 0.50%, 4/2/2015	14,000,000	13,999,806

TOTAL SHORT TERM INVESTMENTS (Cost $78,998,764)		78,998,764

TOTAL INVESTMENTS — 100.04% (Cost $808,802,008)		$1,006,251,182
LIABILITIES NET OF OTHER ASSETS — (0.04)%		(426,329)

NET ASSETS — 100.00%		$1,005,824,853

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $808,802,008) (Note 2)	$1,006,251,182
Cash	477,785
Receivable for investments sold	11,908,516
Receivable for fund shares sold	281,915
Unrealized appreciation on forward currency contracts (Note 7)	2,128,412
Dividends receivable	1,458,123
Dividend and interest reclaim receivable	344,599
Interest receivable	89
Prepaid expenses and other assets	58,815

Total Assets	1,022,909,436

LIABILITIES
Payable for investments purchased	14,058,687
Payable for fund shares redeemed	1,305,928
Unrealized depreciation on forward currency contracts (Note 7)	303,396
Payable to investment advisor and other affiliates (Note 3)	1,045,956
Accounts payable and accrued expenses	370,616

Total Liabilities	17,084,583

NET ASSETS	$1,005,824,853

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(1,231,943)
Net unrealized appreciation on investments	199,243,391
Accumulated net realized gain (loss)	(474,136,579)
Net capital paid in on shares of beneficial interest	1,281,949,984

$1,005,824,853

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($409,405,964 applicable to 7,893,339 shares of beneficial interest outstanding - Note 4)	$51.87
Maximum sales charge, 4.50% of offering price	2.44

Maximum offering price per share	$54.31

Class B Shares:
Net asset value per share* ($3,340,213 applicable to 70,640 shares of beneficial interest outstanding - Note 4)	$47.29

Class C Shares:
Net asset value and offering price per share* ($183,982,528 applicable to 3,807,761 shares of beneficial interest outstanding - Note 4)	$48.32

Class I Shares:
Net asset value, offering and redemption price per share ($300,126,820 applicable to 5,641,098 shares of beneficial interest outstanding - Note 4)	$53.20

Class R3 Shares:
Net asset value, offering and redemption price per share ($70,347,458 applicable to 1,364,860 shares of beneficial interest outstanding - Note 4)	$51.54

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,993,741 applicable to 211,251 shares of beneficial interest outstanding - Note 4)	$52.04

Class R5 Shares:
Net asset value, offering and redemption price per share ($27,628,129 applicable to 520,060 shares of beneficial interest outstanding - Note 4)	$53.12

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $208,171)	$7,110,085
Interest income	136,506

Total Income	7,246,591

EXPENSES
Investment advisory fees (Note 3)	4,209,611
Administration fees (Note 3)
Class A Shares	249,918
Class B Shares	2,316
Class C Shares	111,660
Class I Shares	73,894
Class R3 Shares	44,839
Class R4 Shares	7,280
Class R5 Shares	7,334
Distribution and service fees (Note 3)
Class A Shares	499,756
Class B Shares	18,533
Class C Shares	894,337
Class R3 Shares	179,348
Class R4 Shares	13,958
Transfer agent fees
Class A Shares	215,275
Class B Shares	4,835
Class C Shares	92,580
Class I Shares	171,970
Class R3 Shares	85,175
Class R4 Shares	15,095
Class R5 Shares	31,871
Registration and filing fees
Class A Shares	10,106
Class B Shares	8,132
Class C Shares	9,565
Class I Shares	15,228
Class R3 Shares	9,253
Class R4 Shares	3,382
Class R5 Shares	5,424
Custodian fees (Note 3)	72,080
Professional fees	24,208
Accounting fees	16,381
Trustee fees	17,612
Other expenses	29,310

Total Expenses	7,150,266
Less:
Expenses reimbursed by investment advisor (Note 3)	(307,112)
Fees paid indirectly (Note 3)	(230)

Net Expenses	6,842,924

Net Investment Income	$403,667

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$62,451,465
Forward currency contracts (Note 7)	4,695,375
Foreign currency transactions	49,033

67,195,873

Net change in unrealized appreciation (depreciation) on:
Investments	9,388,762
Foreign currency translations	(6,107)
Forward currency contracts (Note 7)	(1,437,873)

7,944,782

Net Realized and Unrealized Gain	75,140,655

Net Increase in Net Assets Resulting from Operations	$75,544,322

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$403,667	$2,043,450
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	67,195,873	215,008,674
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	7,944,782	(45,433,482)

Net Increase (Decrease) in Net Assets Resulting from Operations	75,544,322	171,618,642

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(149,783)	(2,231,878)
Class I Shares	(385,447)	(3,575,743)
Class R3 Shares	(31,715)	(406,915)
Class R4 Shares	(8,095)	(56,789)
Class R5 Shares	(39,382)	(413,785)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(16,132,696)	(73,662,024)
Class B Shares	(898,063)	(4,547,295)
Class C Shares	(4,493,093)	(19,769,894)
Class I Shares	(22,201,733)	(18,265,855)
Class R3 Shares	(9,683,430)	(19,341,373)
Class R4 Shares	(1,248,675)	(4,192,893)
Class R5 Shares	(5,285,821)	(22,564,831)

Net Increase in Net Assets	14,986,389	2,589,367

NET ASSETS
Beginning of Period	990,838,464	988,249,097

End of Period	$1,005,824,853	$990,838,464

Distribution in excess of net investment income	$(1,231,943)	$(1,021,188)

*	Unaudited

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as (the “Fund)” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

    Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18     Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$927,252,418	$927,252,418	$—	$—
Short Term Investments	78,998,764	—	78,998,764	—

Total Investments in Securities	$1,006,251,182	$927,252,418	$78,998,764	$—
Other Financial Instruments**
Forward Currency Contracts	$2,128,412	$—	$2,128,412	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(303,396)	$—	$(303,396)	$—
Spot Currency	$(2,333)	$(2,333)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is no precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $10,372 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,131 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $6,070 for Class B shares, $101,746 for Class I shares, $150,853 for Class R3 shares, $18,710 for Class R4 Shares, and $29,733 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $230.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	299,988	$14,914,959	730,300	$32,369,874
Shares issued to shareholders in reinvestment of dividends	2,867	143,603	44,964	2,140,804
Shares repurchased	(627,406)	(31,191,258)	(2,359,346)	(108,172,702)

Net increase (decrease)	(324,551)	$(16,132,696)	(1,584,082)	$(73,662,024)

Class B Shares
Shares sold	6,493	$288,806	5,477	$229,285
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(26,075)	(1,186,869)	(113,589)	(4,776,580)

Net increase (decrease)	(19,582)	$(898,063)	(108,112)	$(4,547,295)

Class C Shares
Shares sold	190,895	$8,813,142	186,376	$7,896,358
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(287,113)	(13,306,235)	(646,930)	(27,666,252)

Net increase (decrease)	(96,218)	$(4,493,093)	(460,554)	$(19,769,894)

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	214,046	$10,927,689	947,805	$45,196,302
Shares issued to shareholders in reinvestment of dividends	7,300	374,639	71,848	3,462,876
Shares repurchased	(658,689)	(33,504,061)	(1,434,646)	(66,925,033)

Net increase (decrease)	(437,343)	$(22,201,733)	(414,993)	$(18,265,855)

Class R3 Shares
Shares sold	108,772	$5,335,434	248,804	$11,260,106
Shares issued to shareholders in reinvestment of dividends	620	30,881	8,348	397,261
Shares repurchased	(305,127)	(15,049,745)	(685,352)	(30,998,740)

Net increase (decrease)	(195,735)	$(9,683,430)	(428,200)	$(19,341,373)

Class R4 Shares
Shares sold	36,478	$1,784,051	50,333	$2,278,220
Shares issued to shareholders in reinvestment of dividends	126	6,316	920	44,944
Shares repurchased	(60,226)	(3,039,042)	(142,648)	(6,516,057)

Net increase (decrease)	(23,622)	$(1,248,675)	(91,395)	$(4,192,893)

Class R5 Shares
Shares sold	40,584	$2,061,135	111,612	$5,242,431
Shares issued to shareholders in reinvestment of dividends	677	34,703	7,886	376,859
Shares repurchased	(144,573)	(7,381,659)	(619,985)	(28,184,121)

Net increase (decrease)	(103,312)	$(5,285,821)	(500,487)	$(22,564,831)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $204,561,395 and $290,448,913, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$809,459,986

Gross unrealized appreciation on a tax basis	$226,155,148
Gross unrealized depreciation on a tax basis	(29,363,952)

Net unrealized appreciation (depreciation) on investments (tax basis)	$196,791,196

At March 31, 2015, the Fund had cumulative tax basis capital losses of $88,973,265 (of which $88,973,265 is short-term and $0 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

At March 31, 2015, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the six months ended March 31, 2015 was $52,061,573. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2015:

	Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	11,666,800	05/29/2015	12,554,204	$1,959,411	$—
Euro	Buy	1,791,600	05/29/2015	1,927,873	—	(303,396)
Japanese Yen	Sell	2,197,981,300	08/25/2015	18,366,957	166,863	—
Japanese Yen	Buy	550,920,900	08/25/2015	4,603,652	2,138	—

Total					$2,128,412	$(303,396)

Net unrealized appreciation (depreciation)					$1,825,016

Certain forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”) pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2015 (Unaudited)

and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2015, those recognized amounts are disclosed in the following table:

Fair Values Of Derivative Financial Instruments At March 31, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$2,128,412

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(303,396)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2015 is $1,825,016, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2015 are disclosed in the following tables:

Net Realized Gain (loss) From Derivative Financial Instruments Recognized In Income For The Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 4,695,375	$ 4,695,375

Net Change In Unrealized Appreciation (depreciation) On Derivative Financial Instruments Recognized In Income For The Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ (1,437,873)	$ (1,437,873)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
CLASS A SHARES
2015(b)(c)	$48.09	0.02	3.78	3.80	(0.02)	—	(0.02)	$51.87	0.09(d)	1.37	(d)	1.37	(d)	1.37	(d)	7.90	22.28	$409,406
2014(b)	$40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$48.09	0.22	1.37		1.37		1.37		18.40	72.43	$395,216
2013(b)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23	1.40		1.40		1.40		29.61	61.50	$400,275
2012(b)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)	1.32		1.32		1.32		13.71	54.16	$470,120
2011(b)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)	1.28		1.28		1.28		(8.97)	64.14	$825,700
2010(b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65	1.31		1.31		1.31		3.21	72.75	$1,131,594
CLASS B SHARES
2015(c)	$44.05	(0.21)	3.45	3.24	—	—	—	$47.29	(0.93)(d)	2.38	(d)	2.38	(d)	2.71	(d)	7.33	22.28	$3,340
2014	$37.55	(0.31)	6.81	6.50	—	—	—	$44.05	(0.74)	2.32		2.32		2.55		17.31	72.43	$3,974
2013	$29.25	(0.24)	8.54	8.30	—	—	—	$37.55	(0.74)	2.37		2.37		2.47		28.38	61.50	$7,448
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)	2.34		2.34		2.36		12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)	2.19		2.19		2.19		(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)	2.18		2.18		2.18		2.29	72.75	$22,036
CLASS C SHARES
2015(c)	$44.95	(0.15)	3.52	3.37	—	—	—	$48.32	(0.66)(d)	2.12	(d)	2.12	(d)	2.12	(d)	7.50	22.28	$183,983
2014	$38.26	(0.24)	6.93	6.69	—	—	—	$44.95	(0.55)	2.14		2.14		2.14		17.49	72.43	$175,495
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)	2.18		2.18		2.18		28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)	2.09		2.09		2.09		12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)	2.03		2.03		2.03		(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)	2.06		2.06		2.06		2.43	72.75	$329,761
CLASS I SHARES
2015(c)	$49.28	0.12	3.87	3.99	(0.07)	—	(0.07)	$53.20	0.47(d)	0.99	(d)	0.99	(d)	1.06	(d)	8.09	22.28	$300,127
2014	$41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$49.28	0.60	0.99		0.99		1.06		18.86	72.43	$299,568
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59	0.98		0.98		1.01		30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07	0.93		0.93		0.93		14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27	0.91		0.91		0.91		(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97	0.94		0.94		0.94		3.62	72.75	$2,087,380
CLASS R3 SHARES
2015(c)	$47.79	0.03	3.74	3.77	(0.02)	—	(0.02)	$51.54	0.11(d)	1.35	(d)	1.35	(d)	1.77	(d)	7.89	22.28	$70,347
2014	$40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$47.79	0.23	1.35		1.35		1.77		18.45	72.43	$74,579
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29	1.34		1.34		1.78		29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)	1.35		1.35		1.66		13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)	1.35		1.35		1.64		(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57	1.35		1.35		1.66		3.14	72.75	$200,362
CLASS R4 SHARES
2015(c)	$48.24	0.05	3.78	3.83	(0.03)	—	(0.03)	$52.04	0.21(d)	1.24	(d)	1.24	(d)	1.56	(d)	7.95	22.28	$10,994
2014	$40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$48.24	0.36	1.24		1.24		1.69		18.56	72.43	$11,330
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39	1.25		1.25		1.67		29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)	1.25		1.25		1.50		13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)	1.25		1.25		1.47		(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63	1.25		1.25		1.49		3.25	72.75	$54,461
CLASS R5 SHARES
2015(c)	$49.21	0.12	3.86	3.98	(0.07)	—	(0.07)	$53.12	0.47(d)	0.98	(d)	0.98	(d)	1.19	(d)	8.09	22.28	$27,628
2014	$41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$49.21	0.59	0.98		0.98		1.42		18.88	72.43	$30,676
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63	0.99		0.99		1.37		30.13	61.50	$47,076
2012	$28.22	— (e)	3.98	3.98	(0.01)	—	(0.01)	$32.19	–(f)	0.99		0.99		1.17		14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20	0.98		0.99		1.09		(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91	0.99		0.99		1.12		3.54	72.75	$228,768

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net Investment Income (Loss) was less than $0.01 per share.
(f)	Net Investment Income (Loss) was less than 0.01%.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
CLASS A SHARES
Actual	$1,000.00	$1,079.00	$7.10
Hypothetical*	$1,000.00	$1,018.10	$6.89
CLASS B SHARES
Actual	$1,000.00	$1,073.30	$12.30
Hypothetical*	$1,000.00	$1,013.06	$11.94
CLASS C SHARES
Actual	$1,000.00	$1,075.00	$10.98
Hypothetical*	$1,000.00	$1,014.35	$10.66
CLASS I SHARES
Actual	$1,000.00	$1,080.90	$5.14
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R3 SHARES
Actual	$1,000.00	$1,078.90	$7.00
Hypothetical*	$1,000.00	$1,018.20	$6.79
CLASS R4 SHARES
Actual	$1,000.00	$1,079.50	$6.44
Hypothetical*	$1,000.00	$1,018.73	$6.26
CLASS R5 SHARES
Actual	$1,000.00	$1,080.90	$5.10
Hypothetical*	$1,000.00	$1,020.03	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.37%; B: 2.38%; C: 2.12%; I: 0.99%; R3: 1.35%; R4: 1.24%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg Value Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report.

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH170

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg International Value Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class B shares are no longer offered.

Investments in the Fund carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Value Fund	March 31, 2015 (Unaudited)

April 17, 2015

Dear Fellow Shareholder:

This letter highlights the Thornburg International Value Fund’s investment activities and results for the six months ended March 31, 2015. It includes our views on the investment landscape, which has changed rather markedly in recent quarters. We also point out that a year has now passed since we streamlined the Fund’s management by reducing the number of portfolio managers to two. The purpose was to facilitate timely and effective decision-making. In the wake of the change, portfolio turnover increased, while the number of holdings decreased about 20% to 54 stocks at the end of the period. Position management—taking profits on strongly performing stocks and reallocating the proceeds into stocks that we perceived to have more upside—became more productive, even as the turnover ratio rose just a few points to 37% at September 30, 2014. The changes started to bear fruit appreciably in the third quarter of last year and continued to do so through the first half of the current fiscal year.

For the six months ended March 31, 2015, the Thornburg International Value Fund returned 5.53% for Class A shares, versus a 0.52% loss for the MSCI All Country World ex-U.S. Index and a 1.13% gain for the MSCI EAFE Index.

Morningstar ranked the Fund’s Class A share performance in the top 8% of its category over the year ended March 31, 2015. We credit the outperformance, both recently and since the inception of the Fund, to our bottom-up stock selection. But our active management of currency risk has also played a helpful, if secondary role in what has been a particularly volatile time for foreign exchange markets.

Table I International Value Fund

Percent Rank in Morningstar Foreign Large Growth Category

	1-Yr	5-Yr	10-Yr
Class A	8%	77%	30%
Funds in Category	339	277	175

Based on total returns, without sales charge, as of March 31, 2015. Past performance is no guarantee of future results.

As noted, we run a relatively focused portfolio, currently consisting of roughly four-and-a-half-dozen stocks. Reflecting our conviction, each one has a meaningful weight in the portfolio, unless we are building or exiting a position. A focused, but diversified portfolio of well-researched stocks can enhance both risk management and return potential to a greater degree than the benchmarks might, in our judgment. The MSCI EAFE Index contained 910 constituents at the end of March, while the MSCI AC World ex-U.S. Index was laden with 1,841 constituents. Such high numbers of constituents doubtless contain material portions of underperformers, which dilute contributions from outperforming index members. While we also had our underperformers during the period, they were fewer in number than the outperformers, and their detraction from the portfolio’s performance was meaningfully outweighed by the contributions of the winners.

Contributors and Detractors

A number of our largest holdings did well during the period. Our top contributor in the period was Sony, which is executing well on its strategy to focus on its core device and entertainment divisions while moving to shed its unprofitable business units. It was followed by NXP Semiconductors, a leading European manufacturer of semiconductors used in a variety of electronic devices, including smartphones and near-field communications devices. NXP also announced plans to acquire Freescale Semiconductor for a total equity value of $11.8 billion. The merger should result in meaningful cost synergies and higher confidence in long-term sustainable growth. The combined company will be the leading franchise in MCUs (micro control units) for the automotive industry with strong cash-generating ability, helping to diversify from mobile communications exposure.

Another major contributor was Toyota, which benefitted from strong vehicle sales globally and a weaker yen. Tencent, a Chinese internet portal and mobile-device service company, posted better-than-expected earnings, in part on advertising monetization of its WeChat messaging platform, and Tenpay (one-stop online payment platform) user growth. China Mobile, meanwhile, logged robust subscriber growth, increasing mobile data usage, and an incipient decline in the pace of capital spending, the latter generally perceived as a plus in the generation of cash flow for shareholder-friendly activities—such as dividend increases.

Among our bottom performers in the period was Japanese financial Sumitomo Trust, which weakened as the reallocation of Japanese wealth into higher-margin products and higher fee transactions fell short of expectations. Spanish banks Banco Popular and BBVA also detracted from performance. Banco Popular suffered from continuing concerns with provisioning for poorly performing real estate loans as well as little improvement in margins in the small- and mid-sized business segment, despite a pickup in economic activity in Spain. BBVA traded off on worries about its units in Mexico, where lower oil prices have hurt the government’s budget and the currency, and Turkey, where the lira has also been under pressure.

Our other two main detractors were energy firms, Royal Dutch Shell (RDS) and BG Group plc (BG). Similar to energy names across the board, both have been undercut by lower oil and gas prices. At some point, we believe oil prices will rebound as higher-cost producers are sidelined and

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

economic growth picks up in the United States, Europe, and emerging markets, lifting global fuel and feedstock demand. In the meantime, RDS’s refining division provides a natural hedge against lower oil prices. It’s also worth noting that our energy positions provided nice dividend yields during the period. Also, as of this writing, RDS has made a $70 billion buyout offer for BG, lifting BG’s share price some 25% in next-day trading.

Market Environment

Market consensus going into 2015 appeared split between those who continued to favor U.S. stocks and those forecasting better performance in overseas equities. The former pointed to gathering steam in the world’s largest economy, with falling unemployment, better corporate and consumer balance sheets, and still-low interest rates and low inflation continuing to support U.S. equity multiples that were on the high side of historical averages. They also noted lackluster growth in Europe, Japan, and emerging markets, along with subpar or inconsistent returns in recent years. The other camp argued—so far correctly—that the upside potential of overseas equities was greater, and pointed to their more attractive valuations. Significantly, monetary authorities in Europe, Japan, China, and many other emerging markets were already engaging in monetary stimulus, whereas the U.S. Federal Reserve (the Fed) had wrapped up its asset-purchase program in late 2014 and was signaling that key interest-rate hikes were likely in the second half of this year.

The bifurcation in monetary policies of the Fed and its major peers has, of course, had a significant impact on markets, including currency markets. Alongside the sharp strengthening of the dollar, credit markets exhibit rock-bottom and even negative sovereign yields in most of Europe, while prices on commodities, from oil to base metals to agricultural products, are weighed down by the strong dollar. Emerging markets, which usually get hit from the mere specter of higher U.S. interest rates drawing portfolio flows away, have also struggled with slowing economic growth.

The divergence in global monetary policy is, of course, of interest to us and virtually all security market participants. While we pick stocks by virtue of fundamental analysis, we also factor in our evaluation the operating environments, end markets, and other macro factors, like potential currency changes. When it is cost effective and makes sense, we may employ foreign exchange hedges in an effort to mitigate exposure to weak overseas currencies and capture local market returns for our dollar-based investors. We may also favor exposure to quality companies in countries whose currencies are dollar-linked, such as China and Hong Kong. This approach has benefitted the Thornburg International Value Fund, and distinguished it as well: while many U.S. international equity mutual funds by prospectus may hedge foreign exchange risks, few in practice do so. The reasons why no doubt vary, but perhaps it’s worth noting that the category benchmarks represent dollar-based returns.

A strong dollar and weak local currencies generally help foreign companies which have overseas-based revenue. Both their relative costs and export competitiveness improve. The negative or historically low yields in a number of overseas markets as a result of monetary stimulus also tend to support risk assets, and, policy makers there hope, economic growth. That may be why, for instance, the total return of the euro-denominated STOXX Europe 600 Index from January 1st to April 1, 2015 was 17%, while the S&P 500 Index was up 1%. To reiterate: we seek local market returns and only hedge foreign exchange risks to facilitate securing them, and only when we deem it sensible and cost-effective.

We continue to seek strong franchises with bright prospects at attractive share prices, and are enthusiastic about the opportunities that can be found internationally, from Europe to Japan, China, and other select emerging markets. Though our portfolio consists of a relatively limited number of holdings, it is also diversified across company types we classify as Basic Value, Consistent Earners, and Emerging Franchises. We believe this complement to industry and country diversification provides an opportunity for effective risk-reward trade-off in our portfolio results.

We thank you for investing alongside us in the Thornburg International Value Fund.

Sincerely,

William V. Fries, CFA	Lei Wang, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Value Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 5/28/98)
Without sales charge	6.15%	6.59%	5.44%	6.70%	8.05%
With sales charge	1.37%	4.96%	4.47%	6.21%	7.76%
Class B Shares (Incep: 4/3/00)
Without sales charge	5.17%	5.67%	4.55%	6.03%	5.58%
With sales charge	0.40%	4.61%	4.21%	6.03%	5.58%
Class C Shares (Incep: 5/28/98)
Without sales charge	5.35%	5.80%	4.66%	5.93%	7.20%
With sales charge	4.40%	5.80%	4.66%	5.93%	7.20%
Class I Shares (Incep: 3/30/01)	6.49%	7.00%	5.85%	7.13%	7.80%
Class R3 Shares (Incep: 7/1/03)	5.93%	6.38%	5.24%	6.54%	9.34%
Class R4 Shares (Incep: 2/1/07)	6.13%	6.60%	5.46%	—	3.09%
Class R5 Shares (Incep: 2/1/05)	6.42%	6.89%	5.74%	7.05%	7.13%
Class R6 Shares (Incep: 5/1/12)	6.70%	—	—	—	7.48%
MSCI AC World ex-U.S. Index (Since 5/28/98)	-0.57%	6.89%	5.29%	5.93%	5.18%
MSCI EAFE Index (Since 5/28/98)	-0.92%	9.02%	6.16%	4.95%	4.24%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. B shares carry a contingent deferred sales charge (CDSC), if redeemed within a year, of 5.00%; within two years, 4.25%; within three years, 3.50%; within four years, 2.75%; within five years, 2.00%; within six years, 1.25%, within seven years, 0.50%. There is no charge for redemption within the eighth year. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.26%; B shares, 2.13%; C shares, 1.99%; I shares, 0.88%; R3 shares, 1.61%; R4 shares, 1.49%; R5 shares, 1.12%; R6 shares, 0.73%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

STOXX Europe 600 Index – This index represents large-, mid- and small-capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

6    Semi-Annual Report

FUND SUMMARY

Thornburg International Value Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

UBS Group AG	3.9%
Sony Corp.	3.8%
NXP Semiconductors N.V.	3.6%
Nippon Telegraph & Telephone Corp.	3.4%
Hong Kong Exchanges & Clearing Ltd.	3.2%
Roche Holding AG	3.2%
Novartis AG	3.1%
Compagnie de Saint-Gobain	3.1%
Intesa Sanpaolo S.p.A.	3.1%
Toyota Motor Corp.	3.1%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	24.8%
Consumer Discretionary	12.8%
Information Technology	12.7%
Health Care	12.2%
Telecommunication Services	10.8%
Industrials	8.8%
Energy	6.9%
Utilities	2.8%
Materials	1.3%
Consumer Staples	0.6%
Other Assets & Liabilities	6.4%

Top Ten Industry Groups

Pharmaceuticals, Biotechnology & Life Sciences	12.2%
Diversified Financials	11.3%
Banks	10.9%
Telecommunication Services	10.8%
Energy	6.9%
Capital Goods	6.9%
Software & Services	6.3%
Semiconductors & Semiconductor Equipment	6.1%
Automobiles & Components	5.7%
Consumer Durables & Apparel	3.8%

Semi-Annual Report    7

FUND SUMMARY,

CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

Country Exposure*

(percent of equity holdings)

United Kingdom	16.3%
Japan	13.7%
China	11.6%
Switzerland	10.9%
Netherlands	10.1%
France	9.6%
Spain	4.2%
Hong Kong	3.4%
Italy	3.3%
United States	3.3%
Germany	2.6%
Denmark	2.5%
Mexico	2.0%
Ireland	1.9%
Taiwan	1.6%
South Korea	1.0%
Brazil	0.9%
Canada	0.6%
Israel	0.3%
India	0.2%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

COMMON STOCK — 93.65%

AUTOMOBILES & COMPONENTS — 5.67%
Automobiles — 5.67%
Bayerische Motoren Werke AG	1,431,627	$179,258,168
SAIC Motor Corp., Ltd.	27,844,916	111,566,507
Toyota Motor Corp.	4,853,375	339,232,439

		630,057,114

BANKS — 10.86%
Banks — 10.86%
Banco Popular Espanol, S.A.	40,227,640	197,155,300
ICICI Bank Ltd. ADR	2,497,605	25,875,188
a ING Groep N.V.	22,746,085	333,725,796
Intesa Sanpaolo S.p.A.	100,077,893	340,689,417
Itau Unibanco Holding SA ADR	2,825,420	31,249,145
Standard Chartered plc	8,727,368	141,566,454
Sumitomo Mitsui Trust Holdings, Inc.	32,917,084	135,993,789

		1,206,255,089

CAPITAL GOODS — 6.95%
Building Products — 3.08%
Compagnie de Saint-Gobain	7,777,952	342,014,919

Construction & Engineering — 2.88%
Vinci S.A.	5,588,358	319,852,880

Electrical Equipment — 0.37%
Schneider Electric SE	524,557	40,807,577

Trading Companies & Distributors — 0.62%
a AerCap Holdings N.V.	1,575,919	68,788,864

		771,464,240

CONSUMER DURABLES & APPAREL — 3.83%
Household Durables — 3.83%
a Sony Corp.	16,013,485	425,922,518

		425,922,518

DIVERSIFIED FINANCIALS — 11.30%
Capital Markets — 3.90%
UBS Group AG	22,999,646	433,580,484

Diversified Financial Services — 7.40%
CME Group, Inc.	1,781,870	168,760,908
Deutsche Boerse AG	1,162,132	95,043,268
Hong Kong Exchanges & Clearing Ltd.	14,438,723	353,674,356
Japan Exchange Group, Inc.	5,076,390	147,506,726
London Stock Exchange Group plc	1,552,301	56,622,983

		1,255,188,725

ENERGY — 6.95%
Oil, Gas & Consumable Fuels — 6.95%
BG Group plc	16,291,757	200,346,026
Canadian Natural Resources Ltd.	919,301	28,231,734
Royal Dutch Shell plc ADR	4,064,188	242,428,814
Total SA	6,045,648	300,814,568

		771,821,142

FOOD, BEVERAGE & TOBACCO — 0.56%
Beverages — 0.56%
Kweichow Moutai Co., Ltd.	1,952,595	61,665,039

		61,665,039

INSURANCE — 2.59%
Insurance — 2.59%
Aviva plc	35,945,258	287,934,459

		287,934,459

MATERIALS — 1.28%
Metals & Mining — 1.28%
Rio Tinto plc	3,471,397	142,743,318

		142,743,318

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 3.32%
Media — 3.32%
a Grupo Televisa, S.A.B.	1,604,411	$52,961,607
a Liberty Global plc	6,336,793	315,635,659

		368,597,266

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.15%
Biotechnology — 1.71%
a Gilead Sciences, Inc.	1,051,551	103,188,700
Grifols, S.A.	2,010,347	86,421,817

Pharmaceuticals — 10.44%
Novartis AG	3,486,162	344,921,256
Novo Nordisk A/S	4,933,342	264,109,320
Perrigo Co. plc	1,209,448	200,224,116
Roche Holding AG	1,272,142	350,958,294

		1,349,823,503

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.11%
Semiconductors & Semiconductor Equipment — 6.11%
ARM Holdings plc	2,430,947	39,847,038
a Micron Technology, Inc.	2,672,993	72,518,300
a NXP Semiconductors N.V.	4,010,009	402,444,503
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,962,774	163,485,934

		678,295,775

SOFTWARE & SERVICES — 6.32%
Information Technology Services — 1.35%
Amadeus IT Holding SA	3,492,852	150,077,382

Internet Software & Services — 4.97%
a Alibaba Group Holding Ltd. ADR	1,675,015	139,428,249
a Baidu, Inc. ADR	1,090,009	227,157,875
Tencent Holdings Ltd.	9,724,481	184,764,700

		701,428,206

TECHNOLOGY HARDWARE & EQUIPMENT — 0.27%
Technology, Hardware, Storage & Peripherals — 0.27%
a Stratasys Ltd.	559,518	29,531,360

		29,531,360

TELECOMMUNICATION SERVICES — 10.83%
Diversified Telecommunication Services — 3.91%
Nippon Telegraph & Telephone Corp.	6,063,945	373,994,256
Telefonica Brasil SA ADR	3,935,806	60,178,474

Wireless Telecommunication Services — 6.92%
America Movil SAB de C.V. ADR	7,797,415	159,535,111
China Mobile Ltd.	23,440,423	305,377,222
Vodafone Group plc ADR	9,278,755	303,229,714

		1,202,314,777

TRANSPORTATION — 1.86%
Road & Rail — 0.27%
Canadian National Railway Co.	454,773	30,455,842

Transportation Infrastructure — 1.59%
Shanghai International Air Co., Ltd.	45,232,267	176,052,423

		206,508,265

UTILITIES — 2.80%
Electric Utilities — 0.92%
Korea Electric Power Corp.	2,466,118	102,250,149

Multi-Utilities — 1.88%
National Grid plc	16,291,057	208,964,735

		311,214,884

TOTAL COMMON STOCK (Cost $8,874,794,703)		10,400,765,680

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 1.56%
Arizona Public Service Co., 0.30%, 4/1/2015	$30,000,000	$30,000,000
Atlantic City Electric Co., 0.45%, 4/1/2015	28,300,000	28,300,000
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $19,000,121 collateralized by 24 corporate debt securities, having an average coupon of 4.85%, a minimum credit rating of BBB-, maturity dates from 8/15/2015 to 3/15/2044, and having an aggregate market value of $20,338,770 at 3/31/2015	19,000,000	19,000,000
Marriott International, Inc., 0.30%, 4/1/2015	50,000,000	50,000,000
Pacific Gas & Electric Co., 0.37%, 4/1/2015	20,000,000	20,000,000
Spectra Energy Partners, 0.45%, 4/1/2015	26,500,000	26,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $173,800,000)		173,800,000

TOTAL INVESTMENTS — 95.21% (Cost $9,048,594,703)		$10,574,565,680
OTHER ASSETS LESS LIABILITIES — 4.79%		531,936,100

NET ASSETS — 100.00%		$11,106,501,780

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $9,048,594,703) (Note 2)	$10,574,565,680
Cash	84,520,678
Cash denominated in foreign currency (cost $2,837,684)	2,806,920
Receivable for investments sold	163,829,364
Receivable for fund shares sold	9,247,575
Unrealized appreciation on forward currency contracts (Note 7)	422,687,020
Dividends receivable	24,730,489
Dividend and interest reclaim receivable	36,284,106
Interest receivable	121
Prepaid expenses and other assets	279,353

Total Assets	11,318,951,306

LIABILITIES
Payable for investments purchased	40,829,869
Payable for fund shares redeemed	57,361,860
Unrealized depreciation on forward currency contracts (Note 7)	97,523,822
Payable to investment advisor and other affiliates (Note 3)	8,296,484
Accounts payable and accrued expenses	8,437,491

Total Liabilities	212,449,526

NET ASSETS	$11,106,501,780

NET ASSETS CONSIST OF
Undistributed net investment income	$27,334,451
Net unrealized appreciation on investments	1,848,963,982
Accumulated net realized gain (loss)	1,072,823,028
Net capital paid in on shares of beneficial interest	8,157,380,319

$11,106,501,780

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,541,325,120 applicable to 53,451,372 shares of beneficial interest outstanding - Note 4)	$28.84
Maximum sales charge, 4.50% of offering price	1.36

Maximum offering price per share	$30.20

Class B Shares:
Net asset value per share* ($11,350,348 applicable to 429,168 shares of beneficial interest outstanding - Note 4)	$26.45

Class C Shares:
Net asset value and offering price per share* ($771,787,417 applicable to 28,946,104 shares of beneficial interest outstanding - Note 4)	$26.66

Class I Shares:
Net asset value, offering and redemption price per share ($6,357,209,736 applicable to 215,666,718 shares of beneficial interest outstanding - Note 4)	$29.48

Class R3 Shares:
Net asset value, offering and redemption price per share ($589,254,893 applicable to 20,436,407 shares of beneficial interest outstanding - Note 4)	$28.83

Class R4 Shares:
Net asset value, offering and redemption price per share ($436,487,573 applicable to 15,224,853 shares of beneficial interest outstanding - Note 4)	$28.67

Class R5 Shares:
Net asset value, offering and redemption price per share ($912,972,189 applicable to 31,003,391 shares of beneficial interest outstanding - Note 4)	$29.45

Class R6 Shares:
Net asset value, offering and redemption price per share ($486,114,504 applicable to 16,527,888 shares of beneficial interest outstanding - Note 4)	$29.41

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $12,608,251)	$109,843,160
Interest income	601,233

Total Income	110,444,393

EXPENSES
Investment advisory fees (Note 3)	44,477,397
Administration fees (Note 3)
Class A Shares	1,174,789
Class B Shares	8,252
Class C Shares	499,338
Class I Shares	1,715,098
Class R3 Shares	402,380
Class R4 Shares	326,455
Class R5 Shares	356,316
Distribution and service fees (Note 3)
Class A Shares	2,349,578
Class B Shares	66,003
Class C Shares	3,991,243
Class R3 Shares	1,606,658
Class R4 Shares	651,014
Transfer agent fees
Class A Shares	1,781,100
Class B Shares	16,134
Class C Shares	506,775
Class I Shares	4,445,800
Class R3 Shares	788,370
Class R4 Shares	1,058,927
Class R5 Shares	3,157,949
Class R6 Shares	3,398
Registration and filing fees
Class A Shares	18,486
Class B Shares	8,729
Class C Shares	14,715
Class I Shares	63,389
Class R3 Shares	12,884
Class R4 Shares	18,322
Class R5 Shares	16,660
Class R6 Shares	25,393
Custodian fees (Note 3)	894,753
Professional fees	109,485
Accounting fees	318,100
Trustee fees	331,300
Other expenses	811,505

Total Expenses	72,026,695
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,908,684)
Fees paid indirectly (Note 3)	(19,853)

Net Expenses	69,098,158

Net Investment Income	$41,346,235

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$1,117,501,082
Forward currency contracts (Note 7)	333,225,252
Foreign currency transactions	(3,583,553)

1,447,142,781

Net change in unrealized appreciation (depreciation) on:
Investments	(950,457,181)
Foreign currency translations	(485,487)
Forward currency contracts (Note 7)	64,291,311

(886,651,357)

Net Realized and Unrealized Gain	560,491,424

Net Increase in Net Assets Resulting from Operations	$601,837,659

See notes to financial statements.

Semi-Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$41,346,235	$213,013,596
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	1,447,142,781	4,316,041,133
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(886,651,357)	(4,454,707,186)

Net Increase (Decrease) in Net Assets Resulting from Operations	601,837,659	74,347,543

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,253,947)	(24,836,500)
Class B Shares	—	(41,872)
Class C Shares	—	(2,410,852)
Class I Shares	(13,005,721)	(122,938,549)
Class R3 Shares	(376,278)	(5,130,641)
Class R4 Shares	(524,411)	(7,356,292)
Class R5 Shares	(2,440,269)	(32,599,485)
Class R6 Shares	(1,612,728)	(19,861,092)
From realized gains
Class A Shares	(166,562,573)	—
Class B Shares	(1,316,453)	—
Class C Shares	(75,585,562)	—
Class I Shares	(617,568,803)	—
Class R3 Shares	(57,375,341)	—
Class R4 Shares	(46,567,679)	—
Class R5 Shares	(145,792,152)	—
Class R6 Shares	(62,251,716)	—
FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(973,371,996)	(2,591,843,528)
Class B Shares	(4,186,470)	(17,031,740)
Class C Shares	(65,009,849)	(296,649,398)
Class I Shares	(1,110,049,174)	(6,778,761,004)
Class R3 Shares	(138,162,517)	(392,504,894)
Class R4 Shares	(260,498,771)	(616,127,795)
Class R5 Shares	(1,160,637,320)	(2,191,585,826)
Class R6 Shares	(353,143,873)	(460,324,600)

Net Decrease in Net Assets	(4,655,455,944)	(13,485,656,525)

NET ASSETS
Beginning of Period	15,761,957,724	29,247,614,249

End of Period	$11,106,501,780	$15,761,957,724

Undistributed net investment income	$27,334,451	$5,201,570

*	Unaudited

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as (the “Fund)” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$10,400,765,680	$10,400,765,680	$—	$—
Short Term Investments	173,800,000	—	173,800,000	—

Total Investments in Securities	$10,574,565,680	$10,400,765,680	$173,800,000	$—

Other Financial Instruments**
Forward Currency Contracts	$422,687,020	$—	$422,687,020	$—
Spot Currency	$30,005	$30,005	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(97,523,822)	$—	$(97,523,822)	$—
Spot Currency	$(56,454)	$(56,454)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is no precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned net commissions aggregating $20,915 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $17,746 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $500,578 for Class R3 shares, $705,384 for Class R4 shares, and $1,702,722 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $19,853.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2015 (Unaudited)		September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,856,885	$108,421,703	17,448,628	$527,252,760
Shares issued to shareholders in reinvestment of dividends	5,484,551	151,685,839	751,233	22,755,421
Shares repurchased	(43,068,055)	(1,233,479,538)	(104,116,072)	(3,141,851,709)

Net increase (decrease)	(33,726,619)	$(973,371,996)	(85,916,211)	$(2,591,843,528)

Class B Shares
Shares sold	11,376	$289,780	2,583	$72,727
Shares issued to shareholders in reinvestment of dividends	38,239	972,791	1,079	30,247
Shares repurchased	(208,827)	(5,449,041)	(612,869)	(17,134,714)

Net increase (decrease)	(159,212)	$(4,186,470)	(609,207)	$(17,031,740)

Class C Shares
Shares sold	1,213,767	$31,357,477	1,825,885	$51,520,849
Shares issued to shareholders in reinvestment of dividends	2,242,939	57,464,092	64,864	1,829,821
Shares repurchased	(5,899,080)	(153,831,418)	(12,442,806)	(350,000,068)

Net increase (decrease)	(2,442,374)	$(65,009,849)	(10,552,057)	$(296,649,398)

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2015 (Unaudited)		September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	31,215,750	$919,386,182	103,474,293	$3,194,619,827
Shares issued to shareholders in reinvestment of dividends	19,520,515	551,665,079	3,353,409	103,806,502
Shares repurchased	(89,693,278)	(2,581,100,435)	(326,972,110)	(10,077,187,333)

Net increase (decrease)	(38,957,013)	$(1,110,049,174)	(220,144,408)	$(6,778,761,004)

Class R3 Shares
Shares sold	2,062,429	$57,777,361	5,588,730	$168,961,744
Shares issued to shareholders in reinvestment of dividends	1,956,418	54,128,798	158,988	4,816,635
Shares repurchased	(8,836,932)	(250,068,676)	(18,738,646)	(566,283,273)

Net increase (decrease)	(4,818,085)	$(138,162,517)	(12,990,928)	$(392,504,894)

Class R4 Shares
Shares sold	2,468,321	$68,776,080	8,521,096	$256,157,143
Shares issued to shareholders in reinvestment of dividends	1,327,755	36,520,360	183,905	5,543,050
Shares repurchased	(12,900,822)	(365,795,211)	(29,175,509)	(877,827,988)

Net increase (decrease)	(9,104,746)	$(260,498,771)	(20,470,508)	$(616,127,795)

Class R5 Shares
Shares sold	5,741,042	$162,428,210	19,469,855	$600,262,418
Shares issued to shareholders in reinvestment of dividends	4,976,228	140,492,698	989,545	30,588,240
Shares repurchased	(51,127,558)	(1,463,558,228)	(91,535,480)	(2,822,436,484)

Net increase (decrease)	(40,410,288)	$(1,160,637,320)	(71,076,080)	$(2,191,585,826)

Class R6 Shares
Shares sold	3,112,552	$89,383,362	20,980,274	$647,021,016
Shares issued to shareholders in reinvestment of dividends	2,264,383	63,852,152	642,244	19,836,878
Shares repurchased	(17,586,568)	(506,379,387)	(36,713,336)	(1,127,182,494)

Net increase (decrease)	(12,209,633)	$(353,143,873)	(15,090,818)	$(460,324,600)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $3,287,012,155 and $7,740,519,200, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$9,048,594,703

Gross unrealized appreciation on a tax basis	$2,063,487,306
Gross unrealized depreciation on a tax basis	(537,516,329)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,525,970,977

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

NOTE 7 — DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the six months ended March 31, 2015 was $4,477,204,536. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,461,814,600	04/28/2015	1,572,351,608	$283,962,898	$—
Euro	Buy	192,983,700	04/28/2015	207,576,413	—	(2,169,852)
Euro	Buy	274,574,900	04/28/2015	295,337,237	—	(2,585,315)
Euro	Buy	185,479,200	04/28/2015	199,504,450	—	(10,926,339)
Euro	Buy	493,690,500	04/28/2015	531,021,548	—	(29,630,663)
Japanese Yen	Sell	155,973,836,900	04/02/2015	1,300,486,404	125,090,886	—
Japanese Yen	Sell	27,062,472,600	04/02/2015	225,642,828	13,053,832	—
Japanese Yen	Buy	28,158,103,400	04/02/2015	234,778,033	538,067	—
Japanese Yen	Buy	17,493,385,300	04/02/2015	145,857,217	41,337	—
Japanese Yen	Buy	43,956,717,500	04/02/2015	366,504,502	—	(1,303,359)
Japanese Yen	Sell	25,093,093,800	04/02/2015	209,222,444	—	(2,328,985)
Japanese Yen	Buy	32,243,760,300	04/02/2015	268,843,626	—	(5,744,053)
Japanese Yen	Buy	45,996,484,000	04/02/2015	383,511,769	—	(8,506,671)
Japanese Yen	Buy	40,280,952,800	04/02/2015	335,856,529	—	(34,328,585)

Total					$422,687,020	$(97,523,822)

Net unrealized appreciation (depreciation)					$325,163,198

Certain forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”) pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2015 (Unaudited)

Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2015, those recognized amounts are disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$422,687,020

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(97,523,822)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2015 is $325,163,198, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2015 are disclosed in the following tables:

Net Realized Gain (loss) from Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$333,225,252	$333,225,252

Net Change in Unrealized Appreciation (depreciation) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$64,291,311	$64,291,311

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$29.84	0.05	1.49	1.54	(0.02)	(2.52)	(2.54)	$28.84	0.37	(d)	1.30	(d)	1.30	(d)	1.30	(d)	5.53	26.80	$1,541,325
2014(c)	$30.12	0.19	(0.23)	(0.04)	(0.24)	—	(0.24)	$29.84	0.63		1.26		1.26		1.26		(0.14)	37.25	$2,601,689
2013(c)	$26.08	0.26	4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92		1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(c)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09		1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(c)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06		1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010(c)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72		1.33		1.33		1.33		9.43	22.26	$6,704,550
Class B Shares
2015(b)	$27.68	(0.07)	1.36	1.29	—	(2.52)	(2.52)	$26.45	(0.52	)(d)	2.23	(d)	2.23	(d)	2.23	(d)	5.02	26.80	$11,350
2014	$28.02	(0.07)	(0.20)	(0.27)	(0.07)	—	(0.07)	$27.68	(0.24)		2.13		2.13		2.13		(0.96)	37.25	$16,288
2013	$24.37	0.01	3.74	3.75	(0.10)	—	(0.10)	$28.02	0.02		2.10		2.10		2.10		15.45	34.67	$33,562
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26		2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21		2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)		2.10		2.10		2.10		8.59	22.26	$74,083
Class C Shares
2015(b)	$27.86	(0.03)	1.35	1.32	—	(2.52)	(2.52)	$26.66	(0.21	)(d)	1.99	(d)	1.99	(d)	1.99	(d)	5.11	26.80	$771,787
2014	$28.17	—	(0.23)	(0.23)	(0.08)	—	(0.08)	$27.86	—		1.99		1.99		1.99		(0.83)	37.25	$874,358
2013	$24.48	0.04	3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15		2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35		2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31		1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)		2.06		2.06		2.06		8.67	22.26	$1,643,753
Class I Shares
2015(b)	$30.43	0.12	1.50	1.62	(0.05)	(2.52)	(2.57)	$29.48	0.85	(d)	0.91	(d)	0.91	(d)	0.91	(d)	5.72	26.80	$6,357,210
2014	$30.76	0.33	(0.25)	0.08	(0.41)	—	(0.41)	$30.43	1.05		0.88		0.88		0.88		0.23	37.25	$7,748,950
2013	$26.66	0.38	4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34		0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53		0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45		0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17		0.92		0.92		0.92		9.90	22.26	$9,693,445
Class R3 Shares
2015(b)	$29.86	0.04	1.47	1.51	(0.02)	(2.52)	(2.54)	$28.83	0.30	(d)	1.45	(d)	1.45	(d)	1.61	(d)	5.41	26.80	$589,255
2014	$30.14	0.15	(0.24)	(0.09)	(0.19)	—	(0.19)	$29.86	0.51		1.45		1.45		1.61		(0.30)	37.25	$754,139
2013	$26.11	0.20	4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71		1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95		1.45		1.45		1.60		13.82	17.86	$1,323,765
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86		1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61		1.45		1.45		1.63		9.30	22.26	$1,311,041
Class R4 Shares
2015(b)	$29.69	0.06	1.47	1.53	(0.03)	(2.52)	(2.55)	$28.67	0.44	(d)	1.25	(d)	1.25	(d)	1.52	(d)	5.52	26.80	$436,488
2014	$29.98	0.21	(0.24)	(0.03)	(0.26)	—	(0.26)	$29.69	0.70		1.25		1.25		1.49		(0.12)	37.25	$722,349
2013	$25.96	0.25	4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91		1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16		1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12		1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85		1.25		1.25		1.49		9.53	22.26	$872,122
Class R5 Shares
2015(b)	$30.41	0.09	1.52	1.61	(0.05)	(2.52)	(2.57)	$29.45	0.62	(d)	0.99	(d)	0.99	(d)	1.23	(d)	5.66	26.80	$912,972
2014	$30.71	0.30	(0.24)	0.06	(0.36)	—	(0.36)	$30.41	0.97		0.99		0.99		1.12		0.17	37.25	$2,171,673
2013	$26.61	0.34	4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20		0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44		0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39		0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11		0.99		0.99		1.08		9.86	22.26	$2,462,021
Class R6 Shares
2015(b)	$30.36	0.13	1.51	1.64	(0.07)	(2.52)	(2.59)	$29.41	0.92	(d)	0.74	(d)	0.74	(d)	0.74	(d)	5.78	26.80	$486,115
2014	$30.70	0.40	(0.26)	0.14	(0.48)	—	(0.48)	$30.36	1.28		0.73		0.73		0.73		0.42	37.25	$872,512
2013	$26.62	0.46	4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59		0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(e)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35	(d)	0.76	(d)	0.76	(d)	0.76	(d)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses paid During period† 10/1/14-3/31/15
Class A Shares
Actual	$1,000.00	$1,055.30	$6.66
Hypothetical*	$1,000.00	$1,018.45	$6.54
Class B Shares
Actual	$1,000.00	$1,050.20	$11.42
Hypothetical*	$1,000.00	$1,013.79	$11.22
Class C Shares
Actual	$1,000.00	$1,051.10	$10.16
Hypothetical*	$1,000.00	$1,015.02	$9.98
Class I Shares
Actual	$1,000.00	$1,057.20	$4.69
Hypothetical*	$1,000.00	$1,020.37	$4.60
Class R3 Shares
Actual	$1,000.00	$1,054.10	$7.43
Hypothetical*	$1,000.00	$1,017.70	$7.29
Class R4 Shares
Actual	$1,000.00	$1,055.20	$6.40
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$1,056.60	$5.08
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R6 Shares
Actual	$1,000.00	$1,057.80	$3.80
Hypothetical*	$1,000.00	$1,021.23	$3.74

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; B: 2.23%; C: 1.99%; I: 0.91%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.74%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH176

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Core Growth Fund

March 31, 2015

SHARE Class	NASDAQ Symbol	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments in the Fund carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report     3

LETTER TO SHAREHOLDERS

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

April 17, 2015

Dear Fellow Shareholder:

For the six-month period ended March 31, 2015, the Thornburg Core Growth Fund returned 7.11% for the Class A shares (without sales charge), underperforming its benchmark, the Russell 3000 Growth Index, which returned 9.43%. On March 31, 2015, the net asset value (NAV) of the Class A shares was $28.32, up from $26.44 at September 30, 2014.

The six-month period was notable for the heightened volatility. October featured a market correction of nearly 10%, followed by a sharp reversal to new highs. Oil continued its collapse, dropping 50% in the first three months of the period and then stabilizing around $50 a barrel. Health care stocks continued to lead the market, as they did during the fiscal year ended September 30, 2014.

Performance was mixed for the Core Growth Fund. We were encouraged by the strong performance of some long-term holdings that had lagged in 2014, such as Visa, Amazon and WisdomTree Investments. We also had some success with stocks that were new to the portfolio, including Acuity Brands, Vantiv and Gentex. Unfortunately, a handful of notable misses such as Stratasys, Yelp, and MGM Resorts kept us from outperforming the Fund’s benchmark.

On a sector basis, health care was our biggest positive contributor to performance. Industrials and consumer staples were also strong for the Fund, with stock selection driving the difference between the Fund and market returns. Information technology and consumer discretionary were our weakest performing sectors relative to the benchmark.

Contributors and Detractors

Top contributors to performance included WisdomTree Investments, Monster Beverage, Catamaran, Visa, and Fleetmatics.

WisdomTree Investments is a provider of enhanced exchange traded funds (ETFs). ETFs have gained popularity thanks to a number of characteristics, including low fees, the ability to trade throughout the day, and the ability to sell short. In addition, WisdomTree offers a range of currency hedged international ETFs, which have gained popularity and inflows alongside the strength in the U.S. dollar.

Coca-Cola recently bought a strategic stake in Monster Beverage, driving the stock higher. Since the deal was announced it is slowly becoming clear how powerful it will be to plug Monster’s products into Coca-Cola’s global distribution system. Standalone, Monster also reported a strong quarter with good improvement to its international operations.

Catamaran is a pharmaceutical benefits manager. During the quarter, Catamaran was acquired by United Health Group at a 25% premium to their previous closing price. We have since exited the position and put the proceeds to work in new opportunities.

Solid quarterly results combined with an attractive valuation were the catalysts for Visa’s stock to appreciate more than 20% during the period. We have been long-term holders of Visa and continue to view their business and growth prospects very positively.

Fleetmatics is a provider of fleet management solutions delivered as software and sold on a subscription basis. After a period of investing in the business to expand product lines and geographic coverage, Fleetmatics has started to reap the benefits, sustaining revenue growth rates and delivering margin expansion to report earnings above expectations over the last couple of quarters.

The top detractors to performance were Stratasys, Oasis Petroleum, Whiting Petroleum, Yelp, and MGM Resorts.

Stratasys is a leading 3D printer manufacturer. Shares decreased significantly in the period due to problems with the company’s MakerBot product line and a change in strategy by the company to invest more in sales, marketing, and product development. As a fast-growing leader in an emerging industry with an attractive razor-blade business model, there was potential for Stratasys to grow very strongly as they sold more high-margin printer materials to an expanding base of printer owners. However, we have sold out of the position as the company’s guidance indicates profit margins will contract due to the increased investments, potentially signaling increased competition.

Oasis is an oil producer located in the Bakken region (primarily located in North Dakota). It is an oil-rich play with fast production growth. Worrisome comments out of the Organization of Petroleum Exporting Countries (basically not cutting oil production despite a slowdown in demand) have caused the price of oil to decline rapidly since September 30, 2014, (from $90 down to $50 a barrel). This has hurt the whole energy space, but Oasis more so due to its aggressive production growth nature.

Whiting is an oil producer and performed poorly for the same reasons as Oasis.

We sold both Whiting and Oasis to make room for Concho, an oil and gas producer with a stronger balance sheet, and Helmerich & Payne, a high-end drilling services firm with a geographically diversified client base and healthy balance sheet. We believe both Concho and Helmerich & Payne are well positioned to weather the cyclical downturn in oil prices and to grow as the cycle turns.

Yelp operates the leading user review/local search site on the internet. Although growth remains robust, lower-than-expected traffic and higher-than-anticipated marketing expenditure have weighed on the stock.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

MGM Resorts has continued to be hit by heavy negative news surrounding Beijing’s anti-corruption campaign and stepped-up regulation weighing on casino resorts in Macau. The political uncertainty drove the stock down to levels at which the company’s leverage was going to become more of a factor. We exited the position.

Market Outlook

Market volatility may persist over the course of the year. Consensus economic forecasts have the U.S. expanding 3% or more in 2015, after growing a rather modest 2.4% last year. While certainly positive for growth stocks, it also bolsters expectations that the U.S. Federal Reserve will begin raising interest rates later this year. That could make for choppy markets in the months ahead. As always, we believe the best way to navigate dynamic markets is by seeking promising growth companies with solid business models and good long-term fundamentals at attractive valuations.

Thank you for investing alongside us in the Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 12/27/00)
Without sales charge	6.23%	14.84%	14.48%	8.96%	6.37%
With sales charge	1.43%	13.09%	13.43%	8.46%	6.03%
Class C Shares (Incep: 12/27/00)
Without sales charge	5.42%	13.99%	13.64%	8.15%	5.53%
With sales charge	4.42%	13.99%	13.64%	8.15%	5.53%
Class I Shares (Incep: 11/3/03)	6.66%	15.34%	15.01%	9.47%	9.45%
Class R3 Shares (Incep: 7/1/03)	6.12%	14.74%	14.43%	8.90%	9.79%
Class R4 Shares (Incep: 2/1/07)	6.20%	14.86%	14.54%	—	5.14%
Class R5 Shares (Incep: 10/3/05)	6.67%	15.35%	15.02%	—	8.18%
Russell 3K G (Since 12/27/00)	15.76%	16.45%	15.71%	9.41%	4.51%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.40%; C shares, 2.14%; I shares, 1.03%; R3 shares, 1.80%; R4 shares, 1.77%; R5 shares, 1.28%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Russell 3000 Growth Index (Russell 3K G) – An unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Short Selling – The sale of a security that is not owned by the seller, or that the seller has borrowed. Short sellers believe that a security’s price will decline, enabling it to be bought back at a lower price to make a profit. Short selling may be prompted by speculation, or by the desire to hedge the downside risk of a long position in the same security or a related one. Since the risk of loss on a short sale is theoretically infinite, short selling should only be used by experienced traders who are familiar with its risks.

Razor Blade Model – Refers to any business practice in which a company offers a onetime product, usually at little or no cost, that is complemented by another product for which the consumer is required to make repeated purchases.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and domestic and foreign debt obligations. The Fund may also invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Google, Inc.	2.9%
Amazon.com, Inc.	2.8%
Affiliated Managers Group, Inc.	2.8%
Nielsen Holdings N.V.	2.8%
Solera Holdings, Inc.	2.8%
Zillow, Inc.	2.7%
Visa, Inc.	2.7%
LKQ Corp.	2.6%
Charles Schwab Corp.	2.5%
Vantiv, Inc.	2.3%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	31.4%
Consumer Discretionary	15.8%
Industrials	14.2%
Health Care	14.2%
Financials	10.7%
Consumer Staples	3.5%
Energy	2.0%
Other Assets & Liabilities	8.2%

Top Ten Industry Groups

Software & Services	27.7%
Diversified Financials	10.7%
Commercial & Professional Services	10.6%
Pharmaceuticals, Biotechnology & Life Sciences	9.8%
Retailing	9.3%
Health Care Equipment & Services	4.4%
Consumer Services	3.8%
Technology Hardware & Equipment	3.8%
Capital Goods	3.6%
Energy	2.0%

Country Exposure*

(percent of equity holdings)

United States	90.1%
Ireland	6.6%
United Kingdom	2.2%
Canada	1.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
COMMON STOCK — 91.80%

AUTOMOBILES & COMPONENTS — 1.34%
Auto Components — 1.34%
Gentex Corp.	651,079	$11,914,746

		11,914,746

CAPITAL GOODS — 3.64%
Electrical Equipment — 1.82%
Acuity Brands, Inc.	96,435	16,216,510

Machinery — 1.82%
[a] Proto Labs, Inc.	232,841	16,298,870

		32,515,380

COMMERCIAL & PROFESSIONAL SERVICES — 10.54%
Commercial Services & Supplies — 1.56%
[a] Stericycle, Inc.	99,209	13,931,920

Professional Services — 8.98%
Experian plc	1,093,219	18,114,178
Nielsen Holdings N.V.	565,008	25,182,406
[a] The Advisory Board Co.	356,581	18,998,636
[a] Verisk Analytics, Inc.	249,871	17,840,789

		94,067,929

CONSUMER SERVICES — 3.83%
Diversified Consumer Services — 1.76%
[a] LifeLock, Inc.	1,113,730	15,714,730

Hotels, Restaurants & Leisure — 2.07%
Las Vegas Sands Corp.	336,033	18,495,257

		34,209,987

DIVERSIFIED FINANCIALS — 10.71%
Capital Markets — 6.67%
[a] Affiliated Managers Group, Inc.	117,278	25,188,969
Charles Schwab Corp.	734,978	22,372,730
WisdomTree Investments, Inc.	560,318	12,024,424

Consumer Finance — 4.04%
American Express Co.	223,700	17,475,444
Cash America International, Inc.	797,737	18,587,272

		95,648,839

ENERGY — 2.03%
Energy Equipment & Services — 1.00%
Helmerich & Payne, Inc.	131,275	8,935,889

Oil, Gas & Consumable Fuels — 1.03%
[a] Concho Resources, Inc.	79,062	9,164,867

		18,100,756

FOOD & STAPLES RETAILING — 1.55%
Food & Staples Retailing — 1.55%
[a] Diplomat Pharmacy, Inc.	94,540	3,269,193
[a] Sprouts Farmers Market, Inc.	298,732	10,524,328

		13,793,521

FOOD, BEVERAGE & TOBACCO — 1.94%
Beverages — 1.94%
[a] Monster Beverage Corp.	125,174	17,323,456

		17,323,456

HEALTH CARE EQUIPMENT & SERVICES — 4.36%
Health Care Equipment & Supplies — 3.30%
[a] Cardiovascular Systems, Inc.	299,900	11,708,096
[a] Inogen, Inc.	279,971	8,956,272
[a] Novadaq Technologies, Inc.	540,519	8,778,029

Health Care Technology — 1.06%
[a] Inovalon Holdings, Inc.	313,000	9,455,730

		38,898,127

MEDIA — 1.30%
Media — 1.30%
[a] Sirius XM Holdings, Inc.	3,046,300	11,636,866

		11,636,866

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.81%
Biotechnology — 5.85%
[a] Alexion Pharmaceuticals, Inc.	118,850	20,596,705

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
[a] Biogen Idec, Inc.	42,695	$18,027,537
[a] Gilead Sciences, Inc.	138,675	13,608,178

Pharmaceuticals — 3.96%
[a] Actavis plc	59,693	17,765,830
Perrigo Co. plc	106,414	17,616,838

		87,615,088

RETAILING — 9.31%
Distributors — 2.64%
[a] LKQ Corp.	922,571	23,580,915

Internet & Catalog Retail — 4.72%
[a] Amazon.com, Inc.	68,355	25,434,895
[a] priceline.com, Inc.	14,352	16,707,881

Specialty Retail — 1.95%
[a] Container Store Group, Inc.	224,241	4,271,791
[a] Five Below, Inc.	369,565	13,145,427

		83,140,909

SOFTWARE & SERVICES — 27.70%
Information Technology Services — 5.05%
[a] Vantiv, Inc.	551,963	20,809,005
Visa, Inc.	371,728	24,314,729

Internet Software & Services — 13.25%
[a] Facebook, Inc.	173,500	14,264,303
[a] Google, Inc. Class A	19,376	10,747,867
[a] Google, Inc. Class C	26,822	14,698,456
[a] LinkedIn Corp.	54,198	13,541,912
[a] Shutterstock, Inc.	252,323	17,327,021
[a] Web.com Group, Inc.	371,520	7,040,304
[a] Yelp, Inc.	343,268	16,253,740
[a] Zillow, Inc.	243,178	24,390,753

Software — 9.40%
[a] ANSYS, Inc.	159,000	14,022,210
[a] Fleetmatics Group plc	422,579	18,952,668
Solera Holdings, Inc.	479,272	24,759,191
[a] Splunk, Inc.	149,531	8,852,235
[a] Workday, Inc.	205,294	17,328,867

		247,303,261

TECHNOLOGY HARDWARE & EQUIPMENT — 3.74%
Communications Equipment — 2.67%
[a] CalAmp Corp.	537,984	8,709,961
Qualcomm, Inc.	218,655	15,161,538

Electronic Equipment, Instruments & Components — 1.07%
[a] IPG Photonics Corp.	102,849	9,534,102

		33,405,601

TOTAL COMMON STOCK (Cost $633,367,370)		819,574,466

SHORT TERM INVESTMENTS — 6.83%
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $12,000,077 collateralized by 2 U.S. Government debt securities and 14 corporate debt securities, having an average coupon of 3.90%, a minimum credit rating of BBB-, maturity dates from 4/1/2015 to 3/1/2045, and having an aggregate market value of $12,661,260 at 3/31/2015	$12,000,000	12,000,000
Eversource Energy, 0.48%, 4/7/2015	13,000,000	12,998,960
J.M. Smucker Co., 0.40%, 4/1/2015	13,000,000	13,000,000
Kansas City Power & Light Co., 0.50%, 4/6/2015	13,000,000	12,999,097
Marriott International, Inc., 0.30%, 4/1/2015	10,000,000	10,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $60,998,057)		60,998,057

TOTAL INVESTMENTS — 98.63% (Cost $694,365,427)		$880,572,523
OTHER ASSETS LESS LIABILITIES — 1.37%		12,267,838

NET ASSETS — 100.00%		$892,840,361

Footnote Legend

a	Non-income producing.

See notes to financial statements.

Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $694,365,427) (Note 2)	$880,572,523
Cash	856,445
Receivable for investments sold	26,995,752
Receivable for fund shares sold	522,970
Dividends receivable	58,162
Interest receivable	77
Prepaid expenses and other assets	48,393

Total Assets	909,054,322

LIABILITIES
Payable for investments purchased	13,577,521
Payable for fund shares redeemed	1,465,474
Payable to investment advisor and other affiliates (Note 3)	947,954
Accounts payable and accrued expenses	223,012

Total Liabilities	16,213,961

NET ASSETS	$892,840,361

NET ASSETS CONSIST OF
Net investment loss	$(12,161,930)
Net unrealized appreciation on investments	186,207,096
Accumulated net realized gain (loss)	(284,912,763)
Net capital paid in on shares of beneficial interest	1,003,707,958

$892,840,361

10    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($272,007,602 applicable to 9,604,212 shares of beneficial interest outstanding - Note 4)	$28.32
Maximum sales charge, 4.50% of offering price	1.33

Maximum offering price per share	$29.65

Class C Shares:
Net asset value and offering price per share* ($202,210,592 applicable to 7,998,473 shares of beneficial interest outstanding - Note 4)	$25.28

Class I Shares:
Net asset value, offering and redemption price per share ($264,332,299 applicable to 8,827,442 shares of beneficial interest outstanding - Note 4)	$29.94

Class R3 Shares:
Net asset value, offering and redemption price per share ($85,847,067 applicable to 3,038,433 shares of beneficial interest outstanding - Note 4)	$28.25

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,525,645 applicable to 370,178 shares of beneficial interest outstanding - Note 4)	$28.43

Class R5 Shares:
Net asset value, offering and redemption price per share ($57,917,156 applicable to 1,936,208 shares of beneficial interest outstanding - Note 4)	$29.91

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $15,139)	$1,677,683
Interest income	122,792

Total Income	1,800,475

EXPENSES
Investment advisory fees (Note 3)	3,795,236
Administration fees (Note 3)
Class A Shares	170,138
Class C Shares	125,579
Class I Shares	64,548
Class R3 Shares	55,065
Class R4 Shares	6,784
Class R5 Shares	14,885
Distribution and service fees (Note 3)
Class A Shares	339,806
Class C Shares	1,005,070
Class R3 Shares	219,698
Class R4 Shares	13,472
Transfer agent fees
Class A Shares	160,865
Class C Shares	103,752
Class I Shares	104,820
Class R3 Shares	93,493
Class R4 Shares	16,217
Class R5 Shares	77,566
Registration and filing fees
Class A Shares	1,820
Class C Shares	10,167
Class I Shares	14,271
Class R3 Shares	10,998
Class R4 Shares	10,074
Class R5 Shares	9,637
Custodian fees (Note 3)	60,215
Professional fees	18,852
Accounting fees	16,287
Trustee fees	19,086
Other expenses	57,133

Total Expenses	6,595,534
Less:
Expenses reimbursed by investment advisor (Note 3)	(259,400)
Fees paid indirectly (Note 3)	(335)

Net Expenses	6,335,799

Net Investment Loss	$(4,535,324)

12    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$47,643,776
Foreign currency transactions	(5,022)

47,638,754

Net change in unrealized appreciation (depreciation) on:
Investments	18,314,783

Net Realized and Unrealized Gain	65,953,537

Net Increase in Net Assets Resulting from Operations	$61,418,213

See notes to financial statements.

Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Six Months Ended	Year Ended
	March 31, 2015*	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment loss	$(4,535,324)	$(10,129,703)
Net realized gain (loss) from investments and foreign currency transactions	47,638,754	140,640,435
Net unrealized appreciation (depreciation) on investments	18,314,783	(63,137,038)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,418,213	67,373,694

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(23,891,200)	(25,983,897)
Class C Shares	(11,585,287)	3,863,171
Class I Shares	(5,321,410)	43,839,713
Class R3 Shares	(10,879,035)	(12,906,695)
Class R4 Shares	(1,515,965)	71,357
Class R5 Shares	(8,182,027)	(5,268,662)

Net Increase in Net Assets	43,289	70,988,681

NET ASSETS
Beginning of Period	892,797,072	821,808,391

End of Period	$892,840,361	$892,797,072

*	Unaudited

See notes to financial statements.

14    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as (the “Fund)” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy

Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.
Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$819,574,466	$819,574,466	$—	$—
Short Term Investments	60,998,057	—	60,998,057	—
Total Investments in Securities	$880,572,523	$819,574,466	$60,998,057	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld based on applicable laws and regulations, and industry convention.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned commissions aggregating $11,939 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $9,337 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $56,493 for Class I shares, $111,191 for Class R3 shares, $18,951 for Class R4 shares, and $72,765 for Class R5 shares.

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $335.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	307,968	$8,352,176	2,726,720	$72,039,092
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,185,237)	(32,243,376)	(3,724,292)	(98,022,989)

Net increase (decrease)	(877,269)	$(23,891,200)	(997,572)	$(25,983,897)

Class C Shares
Shares sold	274,370	$6,647,994	1,473,844	$35,295,012
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(747,455)	(18,233,281)	(1,329,377)	(31,431,841)

Net increase (decrease)	(473,085)	$(11,585,287)	144,467	$3,863,171

Class I Shares
Shares sold	1,052,030	$29,921,356	4,103,740	$115,390,413
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,226,476)	(35,242,766)	(2,581,075)	(71,550,700)

Net increase (decrease)	(174,446)	$(5,321,410)	1,522,665	$43,839,713

Class R3 Shares
Shares sold	208,617	$5,676,680	1,118,230	$29,400,891
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(610,618)	(16,555,715)	(1,605,481)	(42,307,586)

Net increase (decrease)	(402,001)	$(10,879,035)	(487,251)	$(12,906,695)

Class R4 Shares
Shares sold	75,829	$2,041,742	206,135	$5,433,989
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(131,578)	(3,557,707)	(200,662)	(5,362,632)

Net increase (decrease)	(55,749)	$(1,515,965)	5,473	$71,357

Class R5 Shares
Shares sold	200,200	$5,715,758	821,533	$22,904,484
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(482,308)	(13,897,785)	(1,034,831)	(28,173,146)

Net increase (decrease)	(282,108)	$(8,182,027)	(213,298)	$(5,268,662)

Semi-Annual Report     19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $410,378,935 and $468,549,329, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$694,365,427

Gross unrealized appreciation on a tax basis	$203,197,989
Gross unrealized depreciation on a tax basis	(16,990,893)

Net unrealized appreciation (depreciation) on investments (tax basis)	$186,207,096

At March 31, 2015, the Fund had deferred tax basis late-year ordinary investment losses of $7,626,606. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At March 31, 2015, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$78,659,907
2018	253,358,410

$332,018,317

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2015, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

20    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$26.44	(0.13)	2.01	1.88	—	—	—	$28.32	(0.98	)(d)	1.39	(d)	1.39	(d)	1.39	(d)	7.11	49.74	$272,008
2014(c)	$24.35	(0.28)	2.37	2.09	—	—	—	$26.44	(1.06)		1.40		1.40		1.40		8.58	100.62	$277,099
2013(c)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)		1.45		1.45		1.45		27.42	91.92	$279,483
2012(c)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)		1.48		1.49		1.48		43.36	122.93	$225,945
2011(c)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)		1.45		1.45		1.45		(3.48)	80.53	$208,135
2010(c)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)		1.48		1.48		1.48		1.47	75.06	$372,954
Class C Shares
2015(b)	$23.69	(0.21)	1.80	1.59	—	—	—	$25.28	(1.73	)(d)	2.13	(d)	2.13	(d)	2.13	(d)	6.71	49.74	$202,210
2014	$21.98	(0.43)	2.14	1.71	—	—	—	$23.69	(1.81)		2.14		2.14		2.14		7.78	100.62	$200,664
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)		2.20		2.20		2.20		26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)		2.25		2.25		2.25		42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)		2.20		2.20		2.20		(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)		2.23		2.23		2.23		0.71	75.06	$215,413
Class I Shares
2015(b)	$27.90	(0.08)	2.12	2.04	—	—	—	$29.94	(0.58	)(d)	0.99	(d)	0.99	(d)	1.03	(d)	7.31	49.74	$264,332
2014	$25.59	(0.18)	2.49	2.31	—	—	—	$27.90	(0.65)		0.99		0.99		1.03		9.03	100.62	$251,122
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)		0.99		0.99		1.02		28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)		0.99		0.99		1.08		44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)		0.99		0.99		1.07		(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)		0.99		0.99		1.08		1.92	75.06	$172,126
Class R3 Shares
2015(b)	$26.39	(0.15)	2.01	1.86	—	—	—	$28.25	(1.10	)(d)	1.50	(d)	1.50	(d)	1.75	(d)	7.05	49.74	$85,847
2014	$24.33	(0.31)	2.37	2.06	—	—	—	$26.39	(1.16)		1.50		1.50		1.80		8.47	100.62	$90,788
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)		1.50		1.50		1.79		27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)		1.50		1.50		1.80		43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)		1.50		1.50		1.77		(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)		1.50		1.50		1.79		1.47	75.06	$212,360
Class R4 Shares
2015(b)	$26.54	(0.14)	2.03	1.89	—	—	—	$28.43	(1.00	)(d)	1.40	(d)	1.40	(d)	1.75	(d)	7.12	49.74	$10,526
2014	$24.44	(0.28)	2.38	2.10	—	—	—	$26.54	(1.06)		1.40	(d)	1.40		1.77		8.59	100.62	$11,306
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)		1.40	(d)	1.40		1.79		27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)		1.40	(d)	1.40		1.78		43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)		1.40	(d)	1.40		1.76		(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)		1.40	(d)	1.40		1.73		1.54	75.06	$24,968
Class R5 Shares
2015(b)	$27.87	(0.08)	2.12	2.04	—	—	—	$29.91	(0.59	)(d)	0.99	(d)	0.99	(d)	1.23	(d)	7.32	49.74	$57,917
2014	$25.56	(0.18)	2.49	2.31	—	—	—	$27.87	(0.65)		0.99		0.99		1.28		9.04	100.62	$61,818
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)		0.99		0.99		1.12		27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)		0.98		0.99		1.32		44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)		0.99		0.99		1.22		(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)		0.99		0.99		1.18		2.00	75.06	$324,963

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,071.10	$7.16
Hypothetical*	$1,000.00	$1,018.02	$6.97
Class C Shares
Actual	$1,000.00	$1,067.10	$10.98
Hypothetical*	$1,000.00	$1,014.31	$10.70
Class I Shares
Actual	$1,000.00	$1,073.10	$5.12
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$1,070.50	$7.74
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,071.20	$7.23
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,073.20	$5.12
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; C: 2.13%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH180

Thornburg International Growth Fund

Semi-Annual Report | March 31, 2015

THOMSON REUTERS
LIPPER FUND AWARDS 2015
UNITED STATES

Thornburg
INVESTMENT MANAGEMENT

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•	We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•	We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg International Growth Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments in the Fund carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

April 20, 2015

Dear Fellow Shareholder:

For the six-month period ended March 31, 2015, the Thornburg International Growth Fund returned 4.11% for the Class A shares (without sales charge), outperforming the benchmark MSCI All Country World ex-U.S. Growth Index, which returned 2.37%. On March 31, 2015, the net asset value (NAV) of the Class A shares was $18.88.

We are pleased that the Thornburg International Growth Fund received another Lipper Fund Award, with the Fund’s Class I shares recognized as Lipper’s Best International Multi-Cap Growth Fund over the five-year period ended November 30, 2014, based on risk-adjusted returns. This brings the total number of Lipper Awards to five since the Fund’s February 2007 inception.

Market Environment

Equity markets were broadly strong during the period. Easy monetary policy and accommodative central banks continue to create a generally favorable environment for stocks. During the period we had the notable addition of the European Central Bank, which launched an aggressive bond-buying program (known as quantitative easing) in a better-late-than-never attempt to stimulate the European economy. It certainly stimulated European stock markets, which surged higher.

Despite the run in stock prices it was not all good news for U.S. dollar-based investors. While the U.S. economic recovery has been slower than many would like, the U.S. economy has nonetheless improved significantly since the Great Recession. We now face the end of monetary stimulus and the prospect of higher interest rates, a byproduct of which is a stronger U.S. dollar. This means that the value of investments overseas is reduced when translated back to dollars. This coincides with easy money and lower rates in many regions around the world, exacerbating the move in the U.S. dollar. During the period, we were partially hedged on the euro, pound, and yen and have reduced all after the large move in the U.S. dollar.

Also of note, the price of oil collapsed during the period. The Organization of Petroleum Exporting Countries (OPEC), and particularly swing-producer Saudi Arabia, were no longer willing to cut production to support higher oil prices. Falling prices drive out higher marginal-cost producers, mainly onshore North American production. Lower oil prices put additional money into consumers’ pockets; money saved while filling gas tanks and heating homes. It can now be spent elsewhere. On a country level it creates winners and losers. Oil exporters generally suffer while oil importers benefit. Similarly, on a stock level you have to sort through company by company to determine the exposure and the effect.

Contributors and Detractors

Top performers in the six months ended March 31, 2015 include Valeant Pharmaceuticals, Constellation Software, Catamaran, Rightmove, and ASOS.

Valeant is a multi-national specialty pharmaceutical company based in Montreal, Canada. Valeant develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of eye health, dermatology, branded generics and over-the-counter (OTC) drugs. Valeant has a unique operating philosophy for a pharmaceutical company, whereby it is more focused on the management and operational side of the equation rather than the R&D side. Valeant doesn’t focus on R&D, which of late has been a less efficient allocation of shareholder capital. Rather, it focuses on acquiring undermanaged businesses and products and driving operational efficiencies through cost cutting and revenue optimization. This results in a company that is very similar to a private-equity company in its approach to the pharmaceutical industry. We believe that the pharmaceutical industry represents a huge opportunity for driving additional value through operational skill, as it is rather fragmented and not efficiently managed for shareholder interests. During the period, Valeant reported financial results, provided full year guidance that exceeded street expectations, and showed strong double-digit organic growth. In February, it also announced its intention to acquire Salix Pharmaceuticals.

Constellation Software is a combination of a large number of small, diverse software companies mainly built via acquisition. It targets mission-critical software providers, but often with small addressable markets. Typically these companies are too small for larger software companies or private-equity investors to be interested in, leaving the founders with no exit strategy other than to sell to Constellation at an attractive valuation. Given the diversification, Constellation tends to deliver steady growth.

Catamaran is a pharmaceutical benefits manager. During the period, Catamaran was acquired by United Health Group at a 25% premium to their previous closing price. We have since exited the position and put the proceeds to work in new opportunities.

Rightmove is an online real estate portal in the United Kingdom. The stock had been weak after a new competitor entered the market. Rightmove’s stock bounced after it became clear that the new competitor would have only a minor impact on Rightmove’s business. We continue to believe that Rightmove is and will be the dominant real estate website in the United Kingdom.

ASOS is a U.K.-based online retailer of fashion apparel and accessories targeting fashion forward twenty-something year old shoppers. ASOS.com is one of the most popular online

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

fashion sites in the world, with millions of visitors each day. After a series of missteps in 2014, ASOS has recently reported a set of results that show a stabilizing growth trajectory in the business. Although the recent sales growth rate is slower than we have historically seen from ASOS, it is a sharp improvement from 8% in the 4th quarter of 2014. With relatively easy comparisons on the horizon, we should continue to see an acceleration of ASOS’s sales growth rate in the upcoming quarters.

The top detractors during the period included Stratasys, boohoo.com, Legacy Oil & Gas, Yandex, and Galaxy Entertainment Group.

Stratasys is a leading 3D printer manufacturer. Shares decreased significantly in the period due to problems with the company’s MakerBot product line and a change in strategy by the company to invest more in sales, marketing, and product development. As a fast-growing leader in an emerging industry with an attractive razor-blade business model, there was potential for Stratasys to grow very strongly as they sold more high-margin printer materials to an expanding base of printer owners. However, we have sold out of the position as the company’s guidance indicates profit margins will contract due to the increased investments, potentially signaling increased competition.

U.K.-based boohoo.com is an online fashion retailer focused on fashion forward 16–24 year olds, offering exclusive yet affordable apparel. The company sells clothing that is entirely its own label and its supply chain expertise allows it to have really short lead times, in some cases just six weeks from design to product. In early January, boohoo announced that sales growth and profitability were materially lower than street expectations. The company grew sales robustly in the period, but still fell short of market expectations. Relative to other e-commerce names such as ASOS and Zalando, this was a lower quality and lower conviction name for us, so we sold it due to the fundamental deterioration.

Legacy Oil is a Canadian oil producer located in the Bakken region (on the Canadian side of North Dakota). It is an oil-rich play with fast production growth. OPEC comments on maintaining the group’s production have caused the price of oil to decline rapidly since September 2014 (from $90 down to $50). This has hurt the whole energy space, but Legacy more so due to its aggressive production growth nature.

Yandex is Russia’s largest internet search engine (much like Google in the United States). Sanctions on Russia have investors worried that advertising budgets may slow down. Additionally, the ruble devaluation during the period is likely to impact earnings in the short to medium term.

Galaxy is a casino developer and operator with properties in Macau, where names were under pressure as a result of a cyclical slow down in Chinese gaming driven by a slowing macro environment in China and an anti-corruption campaign against high net worth individuals. While there are continued pressures in the short term, Galaxy has performed well, gaining market share in this tough environment.

It is interesting to note that three of the five top contributing stocks suffered recent periods of significant underperformance: Rightmove, the online U.K. real estate portal; Catamaran, the pharmacy benefit manager; and ASOS, the online apparel retailer. These three stocks serve as a good reminder to remain focused on the longer-term fundamentals rather than the market volatility and shifts in short-term sentiment.

Thank you for investing alongside us in the Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1 Yr	3 Yrs	5 Yrs	Since Incep.
Class A Shares (Incep: 2/1/07)
Without sales charge	-3.19%	9.55%	12.12%	7.45%
With sales charge	-7.56%	7.88%	11.10%	6.84%
Class C Shares (Incep: 2/1/07)
Without sales charge	-3.86%	8.73%	11.27%	6.71%
With sales charge	-4.77%	8.73%	11.27%	6.71%
Class I Shares (Incep: 2/1/07)	-2.76%	10.01%	12.65%	8.02%
Class R3 Shares (Incep: 2/1/08)	-3.26%	9.45%	12.07%	5.87%
Class R4 Shares (Incep: 2/1/08)	-3.16%	9.58%	12.20%	5.98%
Class R5 Shares (Incep: 2/1/08)	-2.78%	9.99%	12.64%	6.40%
Class R6 Shares (Incep: 2/1/13)	-2.70%	—	—	8.89%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	1.71%	7.14%	5.75%	2.36%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.33%; C shares, 2.09%; I shares, 0.98%; R3 shares, 1.86%; R4 shares, 1.63%; R5 shares, 1.18%; R6 shares, 1.34%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

BEST INTERNATIONAL MULTI-CAP GROWTH FUND

2015 –	Class I shares for the five-year period ended 11/30/14, among 300 funds.
2014 –	Class I shares for the three-year period ended 11/30/13, among 312 funds. Class I shares for the five-year period ended 11/30/13, among 276 funds.
2013 –	Class I shares for the three-year period ended 11/30/12, among 264 funds. Class I shares for the five-year period ended 11/30/12, among 205 funds.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charges). Thornburg did not win the awards for any other time periods.

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Private Equity – Equity shares that are not traded on a public exchange.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

6    Semi-Annual Report

FUND SUMMARY

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Optimal Payments plc	3.1%
MasterCard, Inc.	2.9%
Nielsen Holdings N.V.	2.8%
Solera Holdings, Inc.	2.8%
Hargreaves Lansdown plc	2.8%
priceline.com, Inc.	2.6%
Valeant Pharmaceuticals International, Inc.	2.5%
Rightmove plc	2.5%
Partners Group Holding AG	2.4%
Wal-Mart de Mexico SAB de C.V.	2.4%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	27.9%
Financials	16.1%
Consumer Discretionary	15.5%
Industrials	15.4%
Health Care	8.9%
Consumer Staples	5.7%
Energy	2.1%
Other Assets & Liabilities	8.4%

Top Ten Industry Groups

Software & Services	20.9%
Diversified Financials	12.5%
Commercial & Professional Services	9.7%
Pharmaceuticals, Biotechnology & Life Sciences	8.9%
Technology Hardware & Equipment	5.4%
Consumer Services	4.8%
Retailing	4.2%
Capital Goods	3.9%
Media	3.7%
Food, Beverage & Tobacco	3.3%

Country Exposure*
(percent of equity holdings)

United Kingdom	28.3%
United States	13.8%
Canada	10.0%
France	7.8%
China	5.6%
Japan	4.0%
Sweden	4.0%
Australia	2.8%
Switzerland	2.7%
Mexico	2.6%
Germany	2.5%
Spain	2.2%
Ireland	2.1%
India	2.0%
Panama	2.0%
Brazil	1.8%
Hong Kong	1.8%
Turkey	1.7%
Taiwan	1.2%
Russia	1.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
COMMON STOCK — 91.65%

CAPITAL GOODS — 3.89%
Electrical Equipment — 1.53%
Schneider Electric SE	311,103	$24,202,059
Machinery — 2.36%
[a] Arcam AB	880,372	16,151,457
GEA Group AG	438,819	21,251,686

		61,605,202

COMMERCIAL & PROFESSIONAL SERVICES — 9.66%
Commercial Services & Supplies — 2.56%
Edenred	1,225,836	30,599,240
Mineral Resources Ltd.	1,919,341	9,867,596
Professional Services — 7.10%
Experian plc	1,860,492	30,827,567
Intertek Group plc	984,577	36,483,828
Nielsen Holdings N.V.	1,011,119	45,065,574

		152,843,805

CONSUMER DURABLES & APPAREL — 2.74%
Textiles, Apparel & Luxury Goods — 2.74%
Eclat Textile Co. Ltd.	1,297,015	17,057,260
Gildan Activewear, Inc.	890,632	26,291,457

		43,348,717

CONSUMER SERVICES — 4.82%
Hotels, Restaurants & Leisure — 4.82%
Domino’s Pizza Group plc	2,152,973	24,767,300
Galaxy Entertainment Group Ltd.	5,715,069	25,948,602
Sands China Ltd.	6,152,415	25,513,875

		76,229,777

DIVERSIFIED FINANCIALS — 12.55%
Capital Markets — 9.40%
Hargreaves Lansdown plc	2,589,740	44,255,466
Nomura Holdings, Inc.	5,171,910	30,453,186
Partners Group Holding AG	128,442	38,395,144
Schroders plc	748,655	35,537,755
Consumer Finance — 1.47%
[a] First Cash Financial Services, Inc.	500,959	23,304,613
Diversified Financial Services — 1.68%
BM&F Bovespa SA	7,603,503	26,587,424

		198,533,588

ENERGY — 2.10%
Oil, Gas & Consumable Fuels — 2.10%
Canadian Oil Sands Ltd.	2,203,700	17,138,246
[a] Lundin Petroleum AB	1,175,928	16,125,717

		33,263,963

FOOD & STAPLES RETAILING — 2.41%
Food & Staples Retailing — 2.41%
Wal-Mart de Mexico SAB de C.V.	15,332,556	38,206,999

		38,206,999

FOOD, BEVERAGE & TOBACCO — 3.32%
Beverages — 1.52%
Coca Cola Icecek AS	1,415,983	23,946,151
Tobacco — 1.80%
ITC Ltd.	5,480,501	28,505,392

		52,451,543

INSURANCE — 1.75%
Insurance — 1.75%
St. James’s Place plc	2,000,600	27,733,064

		27,733,064

MEDIA — 3.67%
Media — 3.67%
REA Group Ltd.	508,290	18,691,075
Rightmove plc	884,175	39,308,209

		57,999,284

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.91%
Biotechnology — 3.05%
Abcam plc	2,249,126	$16,197,996
Grifols, S.A.	747,061	32,115,038
Life Sciences Tools & Services — 1.46%
Eurofins Scientific	85,888	23,157,038
Pharmaceuticals — 4.40%
Perrigo Co. plc	181,764	30,091,030
[a] Valeant Pharmaceuticals International, Inc.	198,890	39,503,532

		141,064,634

REAL ESTATE — 1.83%
Real Estate Management & Development — 1.83%
Foxtons Group plc	9,484,915	28,878,517

		28,878,517

RETAILING — 4.24%
Internet & Catalog Retail — 4.24%
[a] ASOS plc	470,782	25,343,412
[a] priceline.com, Inc.	35,905	41,798,806

		67,142,218

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.58%
Semiconductors & Semiconductor Equipment — 1.58%
ARM Holdings plc	1,527,423	25,036,861

		25,036,861

SOFTWARE & SERVICES — 20.94%
Information Technology Services — 7.52%
MasterCard, Inc.	522,368	45,127,371
[a] Optimal Payments plc	6,170,585	48,330,194
QIWI plc ADR	416,458	10,003,321
Wirecard AG	365,508	15,468,976
Internet Software & Services — 8.22%
[a] Alibaba Group Holding Ltd. ADR	283,016	23,558,252
[a] Auto Trader Group plc	7,394,117	27,613,031
[a] Baidu, Inc. ADR	154,680	32,235,312
carsales.com Ltd.	1,575,524	12,395,978
Kakaku.com, Inc.	1,672,202	27,857,252
[a] Yandex NV	423,926	6,428,838
Software — 5.20%
Constellation Software, Inc.	110,101	38,054,411
Solera Holdings, Inc.	857,690	44,308,265

		331,381,201

TECHNOLOGY HARDWARE & EQUIPMENT — 5.38%
Electronic Equipment, Instruments & Components — 5.38%
[a] Avigilon Corp.	1,455,040	24,205,671
Hexagon AB	708,990	25,240,658
Ingenico S.A.	325,101	35,760,495

		85,206,824

TRANSPORTATION — 1.86%
Airlines — 1.86%
Copa Holdings SA	290,765	29,358,542

		29,358,542

TOTAL COMMON STOCK (Cost $1,318,735,116)		1,450,284,739

Semi-Annual Report     9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
SHORT TERM INVESTMENTS — 6.04%
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $18,000,115 collateralized by 7 U.S. Government debt securities and 9 corporate debt securities, having an average coupon of 4.14%,a minimum credit rating of BBB-, maturity dates from 8/15/2015 to 1/1/2045, and having an aggregate market value of $19,036,915 at 3/31/2015	$18,000,000	$18,000,000
CenterPoint Energy, Inc., 0.60%, 4/1/2015	23,000,000	23,000,000
J.M. Smucker Co., 0.40%, 4/1/2015	17,623,000	17,623,000
Kroger Co., 0.40%, 4/7/2015	23,000,000	22,998,467
Public Service Co. of Colorado, 0.50%, 4/7/2015	14,000,000	13,998,833

TOTAL SHORT TERM INVESTMENTS (Cost $95,620,300)		95,620,300

TOTAL INVESTMENTS — 97.69% (Cost $1,414,355,416)		$1,545,905,039
OTHER ASSETS LESS LIABILITIES — 2.31%		36,582,441

NET ASSETS — 100.00%		$1,582,487,480

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $1,414,355,416) (Note 2)	$1,545,905,039
Cash	16,365,770
Cash denominated in foreign currency (cost $2,376,171)	2,376,171
Receivable for investments sold	50,370,002
Receivable for fund shares sold	3,297,006
Unrealized appreciation on forward currency contracts (Note 7)	4,832,927
Dividends receivable	2,111,456
Dividend and interest reclaim receivable	525,107
Interest receivable	115
Prepaid expenses and other assets	184,575

Total Assets	1,625,968,168

LIABILITIES
Payable for investments purchased	33,421,672
Payable for fund shares redeemed	5,515,089
Unrealized depreciation on forward currency contracts (Note 7)	3,002,682
Payable to investment advisor and other affiliates (Note 3)	1,213,527
Accounts payable and accrued expenses	326,401
Dividends payable	1,317

Total Liabilities	43,480,688

NET ASSETS	$1,582,487,480

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(2,299,813)
Net unrealized appreciation on investments	133,315,775
Accumulated net realized gain (loss)	(30,990,357)
Net capital paid in on shares of beneficial interest	1,482,461,875

$1,582,487,480

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($256,809,844 applicable to 13,602,781 shares of beneficial interest outstanding - Note 4)	$18.88
Maximum sales charge, 4.50% of offering price	0.89

Maximum offering price per share	$19.77

Class C Shares:
Net asset value and offering price per share* ($120,227,293 applicable to 6,626,452 shares of beneficial interest outstanding - Note 4)	$18.14

Class I Shares:
Net asset value, offering and redemption price per share ($1,069,937,526 applicable to 55,323,581 shares of beneficial interest outstanding - Note 4)	$19.34

Class R3 Shares:
Net asset value, offering and redemption price per share ($23,066,778 applicable to 1,229,476 shares of beneficial interest outstanding - Note 4)	$18.76

Class R4 Shares:
Net asset value, offering and redemption price per share ($39,821,268 applicable to 2,120,952 shares of beneficial interest outstanding - Note 4)	$18.78

Class R5 Shares:
Net asset value, offering and redemption price per share ($67,078,560 applicable to 3,459,762 shares of beneficial interest outstanding - Note 4)	$19.39

Class R6 Shares:
Net asset value, offering and redemption price per share ($5,546,211 applicable to 285,386 shares of beneficial interest outstanding - Note 4)	$19.43

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $217,276)	$7,380,632
Interest income	135,850

Total Income	7,516,482

EXPENSES
Investment advisory fees (Note 3)	6,868,995
Administration fees (Note 3)
Class A Shares	198,631
Class C Shares	79,619
Class I Shares	277,578
Class R3 Shares	14,127
Class R4 Shares	24,024
Class R5 Shares	16,942
Distribution and service fees (Note 3)
Class A Shares	397,261
Class C Shares	635,773
Class R3 Shares	56,079
Class R4 Shares	47,998
Transfer agent fees
Class A Shares	271,175
Class C Shares	72,796
Class I Shares	466,205
Class R3 Shares	33,447
Class R4 Shares	56,976
Class R5 Shares	83,765
Class R6 Shares	910
Registration and filing fees
Class A Shares	17,084
Class C Shares	1,820
Class I Shares	29,621
Class R3 Shares	8,721
Class R4 Shares	8,813
Class R5 Shares	9,409
Class R6 Shares	10,599
Custodian fees (Note 3)	208,155
Professional fees	34,429
Accounting fees	40,215
Trustee fees	38,300
Other expenses	93,552

Total Expenses	10,103,019
Less:
Expenses reimbursed by investment advisor (Note 3)	(255,160)
Fees paid indirectly (Note 3)	(605)

Net Expenses	9,847,254

Net Investment Loss	$(2,330,772)

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(464,292)
Forward currency contracts (Note 7)	27,235,927
Foreign currency transactions	(232,427)

26,539,208

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 389,723)	47,875,269
Foreign currency translations	36,207
Forward currency contracts (Note 7)	(9,344,458)

38,567,018

Net Realized and Unrealized Gain	65,106,226

Net Increase in Net Assets Resulting from Operations	$62,775,454

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Six Months Ended	Year Ended
	March 31, 2015*	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(2,330,772)	$5,013,784
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	26,539,208	66,096,987
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	38,567,018	(194,644,609)

Net Increase (Decrease) in Net Assets Resulting from Operations	62,775,454	(123,533,838)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class I Shares	(283,766)	(4,077,687)
Class R5 Shares	(15,462)	(236,274)
Class R6 Shares	(2,115)	(16,448)
From realized gains
Class A Shares	(15,965,821)	(17,999,580)
Class C Shares	(7,113,275)	(3,700,916)
Class I Shares	(60,990,387)	(22,590,256)
Class R3 Shares	(1,180,199)	(398,754)
Class R4 Shares	(1,967,801)	(774,775)
Class R5 Shares	(3,451,556)	(1,254,132)
Class R6 Shares	(216,084)	(76,351)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(246,702,331)	(23,243,109)
Class C Shares	(23,252,823)	43,629,520
Class I Shares	(81,465,454)	533,515,434
Class R3 Shares	606,726	10,404,825
Class R4 Shares	1,598,460	15,436,358
Class R5 Shares	(1,499,882)	32,771,453
Class R6 Shares	1,657,933	1,732,060

Net Increase (Decrease) in Net Assets	(377,468,383)	439,587,530

NET ASSETS
Beginning of Period	1,959,955,863	1,520,368,333

End of Period	$1,582,487,480	$1,959,955,863

Undistributed (distribution in excess of) net investment income	$(2,299,813)	$332,302

*	Unaudited

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as (the “Fund)” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,450,284,739	$1,450,284,739	$—	$—
Short Term Investments	95,620,300	—	95,620,300	—

Total Investments in Securities	$1,545,905,039	$1,450,284,739	$95,620,300	$—
Other Financial Instruments**
Forward Currency Contracts	$4,832,927	$—	$4,832,927	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(3,002,682)	$—	$(3,002,682)	$—
Spot Currency	$(20,665)	$(20,665)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is no precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned commissions aggregating $9,317 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $45,603 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $102,088 for Class I shares, $40,545 for Class R3 shares, $34,578 for Class R4 shares, $67,016 for Class R5 shares, and $10,933 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $605.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2015 (unaudited)		September 30, 2014 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,394,786	$25,802,492	19,478,383	$406,362,238
Shares issued to shareholders in reinvestment of dividends	805,337	14,850,417	810,018	16,767,379
Shares repurchased	(15,197,780)	(287,355,240)	(21,931,930)	(446,372,726)

Net increase (decrease)	(12,997,657)	$(246,702,331)	(1,643,529)	$(23,243,109)

Class C Shares
Shares sold	510,072	$9,040,178	3,773,764	$76,464,884
Shares issued to shareholders in reinvestment of dividends	348,284	6,189,006	158,203	3,184,629
Shares repurchased	(2,165,172)	(38,482,007)	(1,817,777)	(36,019,993)

Net increase (decrease)	(1,306,816)	$(23,252,823)	2,114,190	$43,629,520

Class I Shares
Shares sold	18,121,919	$347,744,087	44,346,455	$939,821,434
Shares issued to shareholders in reinvestment of dividends	2,975,423	56,140,792	1,114,267	23,322,178
Shares repurchased	(25,807,236)	(485,350,333)	(20,611,781)	(429,628,178)

Net increase (decrease)	(4,709,894)	$(81,465,454)	24,848,941	$533,515,434

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2015 (unaudited)		September 30, 2014 (audited)
	Shares	Amount	Shares	Amount

Class R3 Shares
Shares sold	216,437	$3,976,347	869,661	$17,646,641
Shares issued to shareholders in reinvestment of dividends	57,359	1,051,381	15,665	323,012
Shares repurchased	(241,434)	(4,421,002)	(371,512)	(7,564,828)

Net increase (decrease)	32,362	$606,726	513,814	$10,404,825

Class R4 Shares
Shares sold	341,992	$6,280,090	1,507,249	$31,205,477
Shares issued to shareholders in reinvestment of dividends	76,524	1,403,461	27,047	557,168
Shares repurchased	(327,940)	(6,085,091)	(797,079)	(16,326,287)

Net increase (decrease)	90,576	$1,598,460	737,217	$15,436,358

Class R5 Shares
Shares sold	464,999	$8,780,668	2,818,225	$60,515,504
Shares issued to shareholders in reinvestment of dividends	183,235	3,466,477	70,939	1,488,221
Shares repurchased	(728,418)	(13,747,027)	(1,405,797)	(29,232,272)

Net increase (decrease)	(80,184)	$(1,499,882)	1,483,367	$32,771,453

Class R6 Shares
Shares sold	127,806	$2,487,039	138,776	$2,965,917
Shares issued to shareholders in reinvestment of dividends	11,511	218,199	4,421	92,799
Shares repurchased	(55,504)	(1,047,305)	(62,896)	(1,326,656)

Net increase (decrease)	83,813	$1,657,933	80,301	$1,732,060

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $659,369,798 and $1,118,421,243, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,414,355,416

Gross unrealized appreciation on a tax basis	$231,792,154
Gross unrealized depreciation on a tax basis	(100,242,531)

Net unrealized appreciation (depreciation) on investments (tax basis)	$131,549,623

At March 31, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $39,761,517. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the six months ended March 31, 2015 was $225,728,618. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	41,545,100	9/11/2015	44,781,408	$481,148	$—
Great Britain Pound	Sell	63,514,900	7/22/2015	94,149,624	2,207,560	—
Great Britain Pound	Buy	24,642,400	7/22/2015	36,528,007	—	(445,844)
Great Britain Pound	Buy	38,872,500	7/22/2015	57,621,618	—	(2,207,436)
Japanese Yen	Sell	8,239,226,400	5/20/2015	68,741,822	2,144,219	—
Japanese Yen	Buy	2,386,687,800	5/20/2015	19,912,703	—	(155,471)
Japanese Yen	Buy	2,069,040,500	5/20/2015	17,262,496	—	(193,931)

Total					$4,832,927	$(3,002,682)

Net unrealized appreciation (depreciation)					$1,830,245

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

Certain forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”) pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2015, those recognized amounts are disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$4,832,927

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(3,002,682)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2015 is $1,830,245, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2015 are disclosed in the following tables:

Net Realized Gain (loss) from Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$27,235,927	$27,235,927

Net Change in Unrealized Appreciation (depreciation) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(9,344,458)	$(9,344,458)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period )+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$19.10	(0.05)	0.81	0.76	—	(0.98)	(0.98)	$18.88	(0.55	)(d)	1.42	(d)	1.42	(d)	1.42	(d)	4.11	40.46	$256,810
2014(b)	$20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$19.10	0.07		1.33		1.33		1.33		(4.46)	106.18	$508,044
2013(b)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)		1.41		1.41		1.42		30.16	89.17	$580,194
2012(b)	$13.37	(0.06)	2.47	2.41	— (e)	—	—	$15.78	(0.41)		1.51		1.51		1.52		18.03	95.17	$255,725
2011(b)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19		1.51		1.50		1.54		9.43	142.59	$104,918
2010(b)	$10.36	— (f)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)		1.61		1.60		1.70		18.82	128.86	$36,527
Class C Shares
2015(c)	$18.45	(0.11)	0.78	0.67	—	(0.98)	(0.98)	$18.14	(1.21	)(d)	2.10	(d)	2.10	(d)	2.10	(d)	3.75	40.46	$120,227
2014	$20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$18.45	(0.65)		2.09		2.09		2.09		(5.19)	106.18	$146,399
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)		2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)		2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)		2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)		2.38		2.38		2.51		17.91	128.86	$24,829
Class I Shares
2015(c)	$19.51	(0.01)	0.82	0.81	— (e)	(0.98)	(0.98)	$19.34	(0.09	)(d)	0.98	(d)	0.98	(d)	1.00	(d)	4.31	40.46	$1,069,937
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51	0.47		0.98		0.98		0.98		(4.09)	106.18	$1,171,032
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38		0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10		0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66		0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58		0.99		0.99		1.25		19.60	128.86	$39,169
Class R3 Shares
2015(c)	$18.99	(0.05)	0.80	0.75	—	(0.98)	(0.98)	$18.76	(0.60	)(d)	1.50	(d)	1.50	(d)	1.86	(d)	4.08	40.46	$23,067
2014	$20.46	— (f)	(0.90)	(0.90)	—	(0.57)	(0.57)	$18.99	—	(g)	1.50		1.50		1.86		(4.63)	106.18	$22,739
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)		1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (e)	—	—	$15.73	(0.40)		1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06		1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07		1.50		1.50		4.34		18.98	128.86	$1,094
Class R4 Shares
2015(c)	$19.00	(0.05)	0.81	0.76	—	(0.98)	(0.98)	$18.78	(0.49	)(d)	1.40	(d)	1.40	(d)	1.58	(d)	4.13	40.46	$39,821
2014	$20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$19.00	0.04		1.39		1.39		1.63		(4.53)	106.18	$38,575
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)		1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)		1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46		1.40		1.40		32.23	(h)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15		1.42		1.40		738.92	(h)	19.11	128.86	$3
Class R5 Shares
2015(c)	$19.55	(0.01)	0.83	0.82	— (e)	(0.98)	(0.98)	$19.39	(0.09	)(d)	0.99	(d)	0.99	(d)	1.19	(d)	4.35	40.46	$67,079
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55	0.46		0.99		0.99		1.18		(4.15)	106.18	$69,217
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35		0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13		0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55		0.99		0.99		10.60	(h)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)		0.99		0.99		17.58	(h)	19.56	128.86	$171
Class R6 Shares
2015(c)	$19.59	— (f)	0.83	0.83	(0.01)	(0.98)	(0.99)	$19.43	0.04	(d)	0.89	(d)	0.89	(d)	1.41	(d)	4.37	40.46	$5,546
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59	0.58		0.89		0.89		1.34		(4.05)	106.18	$3,950
2013(i)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21	(d)	0.89	(d)	0.89	(d)	11.83	(d)(h)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Dividends from Net Investment Income per share were less than $(0.01).
(f)	Net Investment Income (Loss) was less than $0.01 per share.
(g)	Net Investment Income Percentage was less than 0.01%.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i)	Effective date of this class of shares was February 1, 2013.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	10/1/14	3/31/15	10/1/14–3/31/15
CLASS A SHARES
Actual	$1,000.00	$1,041.10	$7.22
Hypothetical*	$1,000.00	$1,017.86	$7.14

CLASS C SHARES
Actual	$1,000.00	$1,037.50	$10.68
Hypothetical*	$1,000.00	$1,014.45	$10.56

CLASS I SHARES
Actual	$1,000.00	$1,043.10	$5.01
Hypothetical*	$1,000.00	$1,020.03	$4.95

CLASS R3 SHARES
Actual	$1,000.00	$1,040.80	$7.62
Hypothetical*	$1,000.00	$1,017.46	$7.54

CLASS R4 SHARES
Actual	$1,000.00	$1,041.30	$7.12
Hypothetical*	$1,000.00	$1,017.95	$7.04

CLASS R5 SHARES
Actual	$1,000.00	$1,043.50	$5.04
Hypothetical*	$1,000.00	$1,020.00	$4.99

CLASS R6 SHARES
Actual	$1,000.00	$1,043.70	$4.53
Hypothetical*	$1,000.00	$1,020.49	$4.48

†	Expenses are equal to the annualized expense ratio for each class (A: 1.42%; C: 2.10%; I: 0.98%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg International Growth Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1409

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Investment Income Builder Fund

March 31, 2015

SHARE Class	NASDAQ Symbol	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments in the Fund carry risks including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

April 17, 2015

Dear Fellow Shareholder:

This letter will review the basic results of Thornburg Investment Income Builder Fund’s investment activities for the six-month period ended March 31, 2015, and comment on the overall investment landscape, which continues to evolve.

Fund Performance

Thornburg Investment Income Builder Fund paid ordinary quarterly dividends totaling 42.5¢ per Class A share in the six-month period ended March 31, 2015, down from 47.0¢ in the comparable six-month period of the prior fiscal year. The dividends per share were higher for Class I and R5 shares and lower for C, R3, and R4 shares, to account for varying class-specific expenses. The year-over-year decline in the income dividend paid by Investment Income Builder was largely attributable to a lack of “special” dividends received in the March 2015 quarter; the approximate 20% appreciation of the U.S. dollar vis-à-vis most other currencies, which reduced the value of dividends received in these currencies; the ongoing dearth of yield available from bonds; and modest portfolio repositioning to de-emphasize those holdings that we expect to be most vulnerable to price declines in any rising interest rate environment.

Your Fund’s net asset value increased by $0.02 per share during the six-month period under review, to $21.40, bringing the six-month total return including dividends to 2.10% (Class A shares without sales charge).

Investment Income Builder’s return of 2.10% underperformed its own blended benchmark (75% MSCI World Index and 25% Barclays U.S. Aggregate Bond Index) by 1.33% for the period. Performance comparisons over various periods are shown on page 9 of this report. Reviewing these, you will see that the performance of the Fund compares well to the benchmark over various longer periods.

The quarter ended March 31, 2015, was the 49th full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 36 of these quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in 11 of its 12 calendar years of existence. As of March 31, 2015, Thornburg Investment Income Builder has delivered tax-efficient average annual total returns in excess of 10.5% since inception (Class A shares without sales charge).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.33%, as disclosed in the most recent prospectus.

Factors Impacting Performance

In assessing the performance of Thornburg Investment Income Builder during the semi-annual period under review, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the same period. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark.

1.	Six index sectors showed positive total returns for the period, ranging from approximately 2.2% (financials) to more than 12% (consumer discretionary). Energy was the worst sector, with a decline of more than 17% following steep drops in oil and gas prices.

2.	Income Builder Fund investments in firms in financials (25% Fund weighting, on average over the period), telecommunication services (16% weighting), energy (9% weighting), consumer discretionary and consumer staples (7% weighting each), and health care (7% weighting) comprised the largest sector weightings in the Fund portfolio. The Fund’s performance relative to the MSCI World Index was helped by comparative outperformance from our holdings in the financial services and consumer staples sectors, and was hindered by comparative underperformance from our holdings in the health care, telecommunication services, and energy sectors.

3.	In the Income Builder portfolio, 47 equity investments contributed positive returns of at least 0.05% (5 basis points) to the portfolio during the six-month period under review. Forty of the Fund’s equity investments contributed returns of negative 0.05% or worse for the quarter in U.S. dollar terms, though some of these individual security declines were offset by currency hedges.

Investment Income Builder’s bond holdings delivered modest positive returns during the period.

Contributors and Detractors

Your Fund’s average return from its investments in the financial sector exceeded the performance of the equities in the financial sector of the MSCI World Index in the six months ended March 31, 2015, led by exchange operator CME Group and Zurich Insurance Group. Asset managers Och-Ziff Capital, Blackstone Group, and UBS Group delivered strong returns, and relatively small positions in individual mortgage REITs (MFA Financial, Two Harbors Investment, and Chimera Investment) combined to make a significant contribution to portfolio performance. We sold the Fund’s position in U.K.-based Standard Chartered plc due to concerns about the sustainability of its dividend.

Your Fund’s significant holdings in the telecommunication services sector delivered mixed performances in the semi-annual period, and lagged the returns of telecom stocks in the index. China Mobile and Singapore Telecommunications were among the best performers in the portfolio, while developing market firms MegaFon, America Movil, and Telefonica Brazil were among the worst. Long time Income Builder holding Vodafone

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

paid a large special dividend in the first quarter of 2014 following the sale of its 45% holding in Verizon Wireless last year. While we still expect Vodafone to pay an interesting dividend in 2015, it will be much reduced from last year, a significant contributing factor to the year-over-year drop in the Fund’s March 2015 quarter dividend.

Among Income Builder’s investments in the energy sector, French integrated hydrocarbon producer Total SA, Royal Dutch Shell, Husky Energy, Norway’s Statoil, and Canadian Oil Sands Limited each detracted from portfolio performance in the semi-annual period. The price of Brent crude oil declined 42% during the period, to $55.11/barrel. Fund investments in North American pipeline operators Kinder Morgan and The Williams Companies, Inc. each delivered positive performance during the period.

Among Fund investments in the consumer staples and consumer discretionary sectors, drug store chain operator, Walgreens Boots, Dutch grocer Ahold, and U.S. specialty retailers Staples and Home Depot each delivered strong performance during the period. Casino operators Wynn Resorts and Sands China were detractors from portfolio performance.

Investment Income Builder’s semi-annual period returns from its holdings in the health care sector lagged those of the MSCI World Index. Positive performances from Novartis and Pfizer were weighed down by sluggish performances from France’s Sanofi and Switzerland’s Roche Holding. Stock prices of a majority of firms in this sector have risen more than the market as a whole in recent years. As a consequence of higher stock prices, dividend yields are dropping, and we have reduced the portfolio’s percentage weighting in health care stocks.

Among other portfolio holdings, notable contributors included Italian toll road operator Atlantia SpA, Toyota Motor Corporation, Taiwan Semiconductor Manufacturing Corporation, port infrastructure operator China Merchants Holdings, and Netherlands-based technical publisher Wolters Kluwer. Negative contributors included Electricite de France, refiner LyondellBasell Industries, semiconductor chip firms Intel Corporation and Qualcomm, steel manufacturer Nucor, and Microsoft.

Currency Hedging

The euro, British pound, Australian dollar, and Brazilian real each depreciated significantly vis-à-vis the U.S. dollar during the period under review. We hedged a majority of the currency exposure to the euro and other European currencies tied to it to reduce currency risk in the portfolio. We expect ongoing exchange rate volatility, though reduced from levels seen between September 30, 2014 and March 31, 2015.

Fixed Income Analysis

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays U.S. Aggregate Bond Index. This fact was broadly neutral in the six-month period under review, since yield spreads of corporate credits over comparable maturity U.S. government yield levels contracted while yields on both government and corporate bonds with maturities greater than three years dropped. You can expect us to increase the portfolio’s allocation to bonds if rising yields lead to lower bond prices. Readers of this commentary who are long-time shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 12% (currently, and in mid 2005) to 45% at June 30, 2009.

Chart I Interest-Bearing Investments as a Percentage of Total Portfolio as of March 31, 2015

As of March 31, the Fund portfolio included more than 100 bonds and hybrid securities.

Income Component

Since its inception, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. For the U.S. equity market as a whole, the dividend payout ratio is around 35% of corporate earnings. For the Income Builder equity portfolio as a whole, the dividend payout ratio is slightly below 60%, reflecting our preference for owning firms with both the ability and willingness to pay attractive dividends. Outside the United States, dividend yields and payout ratios tend to be higher, but exchange rates have been a strong headwind this fiscal year. Between September 30, 2009, and September 30, 2014, the average exchange rate for the U.S. dollar versus the euro was 1.34:1. As we write this letter, the exchange rate is 1.08:1, reflecting euro depreciation of almost 20% versus the trailing five-year average. Most other non-dollar currencies have also fallen by at least 10% against the U.S. dollar over the last year. Dividends we received from foreign firms reflect this depreciation, which has set in quickly during the period under review. Readers should be aware that the reduced yields now available from bond investments, plus U.S. dollar appreciation, pose formidable near-term challenges to delivering year-over-year dividend increases on Investment Income Builder shares.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing earnings. To the extent that the global economy does not recover, and this is always a possibility, we can expect the opposite.

Semi-Annual Report    5

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

Market Environment

During the early months of 2015, investors debated the future direction of the economies of China and Japan, and potential policy actions by the U.S. Federal Reserve, Congress, and the Obama administration. They also debated the strength and durability of the European economic recovery, and the financial condition of various emerging market economies. Russia and certain other energy producing economies appear particularly suspect. For the most part, the political and macroeconomic issues remain open. We expect the U.S. economy to show improvement in the coming quarters.

Most major central banks around the world continue to pursue easy monetary conditions, though the U.S. Federal Reserve has reduced its program of unconventional monetary easing. Yields available to investors in the U.S. bond market were lower in the first quarter of 2015:

•	10-year U.S. government bond yields moved approximately 0.25% lower. Since bond prices move in opposite direction to yields, prices of longer maturity U.S. government bonds rose during the quarter.

•

Investment-grade corporate bond yields also dropped, as indicated by the 0.20% decrease in the FINRA-Bloomberg Index of Active Investment Grade U.S. Corporate Bond yields, from 3.70% at December 31 to 3.50% at March 31.

•

High yield (“junk”) corporate bond yields decreased even more, as indicated by the 0.50% drop in the FINRA-Bloomberg Index of Active High Yield U.S. Corporate Bond yields, from 6.80% at December 31 to 6.30% at March 31. For the trailing 12-month period beginning March 31, 2014, the High Yield Index increased by 0.60%, leading to modest price declines for these bonds.

As we write this, German government bond yields with maturities through eight years are negative, and the 10-year German government bond trades at a yield to maturity of 0.08%. The European Central Bank is expected to buy at least €200 billion more bonds of European governments than will be issued in 2015, reducing the outstanding supply of these bonds at a time of strong demand. While low interest rates are good news for borrowers, they have negative consequences for conservative savers.

Investors must consider other options. Yields on taxable and tax-exempt money funds remain below 1/5 of one percent. Banks in the United States and Europe have aggressively reduced yields on all deposits, in some cases charging depositors with meaningful negative rates in order to recover their own regulatory charges and costs of service. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments.

Conclusion

We are optimistic that the types of income-producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review additional information about your Fund as well as descriptions of many of the stocks in your portfolio at your leisure by going to our web site, www.thornburg.com/iib. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, CFA	Ben Kirby, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Semi-Annual Report

THE DIVIDEND LANDSCAPE

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Payout Ratio

Source: Standard & Poor’s, beginning in 1999 (uses operating earnings); “Irrational Exuberance”

by Robert J. Shiller, through 1998 (uses reported earnings).

Percentage of Companies Paying Dividends in Russell 1000 Index

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $10,000 Investment (Dividends not Reinvested)

Source: Bloomberg and FactSet.

Past performance does not guarantee future results.

Semi-Annual Report    7

THE DIVIDEND LANDSCAPE,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	46%	58%
Utilities	15%	1%
Energy	15%	12%
Consumer Discretionary	9%	4%
Telecommunication Services	5%	2%
Consumer Staples	4%	4%
Materials	3%	3%
Industrials	3%	10%
Health Care	0%	3%
Information Technology	0%	3%

Source: FactSet as of March 31, 2015.

Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Source: Bloomberg as of March 31, 2015.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 76% of the top 100 dividend payers are in the financials, utilities, and energy sectors. In the (small cap) Russell 2000 Index, 70% of the top 100 dividend-yielding stocks are financial or energy companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these three sectors. We certainly do.

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

8    Semi-Annual Report

PERFORMANCE SUMMARY

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 12/24/02)
Without sales charge	4.85%	10.08%	8.96%	8.46%	10.80%
With sales charge	0.15%	8.40%	7.95%	7.96%	10.38%
Class C Shares (Incep: 12/24/02)
Without sales charge	4.11%	9.30%	8.21%	7.76%	10.14%
With sales charge	3.11%	9.30%	8.21%	7.76%	10.14%
Class I Shares (Incep: 11/3/03)	5.17%	10.43%	9.32%	8.82%	9.93%
Class R3 Shares (Incep: 2/1/05)	4.57%	9.75%	8.64%	8.19%	8.24%
Class R4 Shares (Incep: 2/1/08)	4.66%	9.90%	8.77%	—	5.86%
Class R5 Shares (Incep: 2/1/07)	5.05%	10.30%	9.19%	—	6.71%
Blended Index (Since 12/24/02)	6.03%	9.98%	8.81%	6.29%	7.95%
Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.33%; C shares, 2.08%; I shares, 1.01%; R3 shares, 1.70%; R4 shares, 1.55%; R5 shares, 1.25%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.05%; R3 shares, 1.65%; R5 shares, 1.14%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

30-day SEC Yield as of 3/31/15 (A Shares): 3.10%

Glossary

Barclays U.S. Aggregate Bond Index – An index composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate, and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Blended Index – The Blended Index is composed of 25% Barclays U.S. Aggregate Bond Index and 75% MSCI World Index.

FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index – An index comprised of the “active” (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index – An index comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI World Index – An unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Brent Crude Oil – An international benchmark for oil prices, accounting for roughly two-thirds of the global oil trade. Brent is a sweet crude oil from the North Sea suitable for production of gasoline and middle distillates such as kerosene and diesel.

Semi-Annual Report    9

FUND SUMMARY

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

Portfolio Composition

Top Ten Equity Holdings

JPMorgan Chase & Co.	3.4%
China Mobile Ltd.	3.1%
CME Group, Inc.	2.4%
Roche Holding AG	1.9%
Vinci S.A.	1.9%
Atlantia S.p.A.	1.8%
Royal Dutch Shell plc ADR	1.8%
Sanofi	1.8%
The Home Depot, Inc.	1.8%
Swisscom AG	1.6%

Sector Exposure

(percent of equity holdings)

Financials	30.4%
Telecommunication Services	15.5%
Consumer Discretionary	9.5%
Energy	8.4%
Health Care	7.7%
Consumer Staples	7.5%
Industrials	7.3%
Utilities	5.6%
Information Technology	4.8%
Materials	3.3%
Non-Classified	0.1%

Country Exposure*

(percent of Fund)

United States	42.5%
Switzerland	10.0%
France	7.0%
China	5.9%
United Kingdom	4.3%
Netherlands	4.0%
Italy	2.3%
Singapore	2.0%
Brazil	2.0%
Canada	1.8%
Norway	1.7%
Germany	1.6%
Hong Kong	1.6%
Denmark	1.3%
Spain	1.1%
Russia	1.1%
Japan	1.0%
Taiwan	0.9%
Saudi Arabia	0.7%
Korea	0.7%
Turkey	0.7%
South Africa	0.6%
Thailand	0.5%
Australia	0.3%
Cayman Islands	0.3%
Luxembourg	0.3%
New Zealand	0.2%
Bermuda	0.2%
Argentina	0.1%
Sweden	0.1%
Panama	0.1%
Ireland**	0.0%
Trinidad & Tobago**	0.0%
Mexico**	0.0%
Other Assets and Liabilities	2.9%

*	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

10    Semi-Annual Report

FUND SUMMARY,

CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

QUARTERLY DIVIDEND HISTORY, CLASS A

Year	Q1	Q2	Q3	Q4	Total
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.4¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

EVOLUTION OF INDUSTRY GROUP EXPOSURE

Top 10 industry groups quarter by quarter (percent of equity holdings)

As of 3/31/15

Telecommunication Services	15.5%
Diversified Financials	11.4%
Energy	8.4%
Real Estate	8.4%
Pharmaceuticals, Biotechnology & Life Sciences	7.7%
Banks	6.3%
Utilities	5.6%
Retailing	4.5%
Insurance	4.4%
Transportation	4.0%

As of 9/30/14

Telecommunication Services	20.5%
Energy	10.5%
Diversified Financials	7.7%
Banks	7.5%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Utilities	6.8%
Real Estate	6.3%
Food, Beverage & Tobacco	5.0%
Insurance	3.2%
Materials	3.2%

As of 12/31/14

Telecommunication Services	19.0%
Diversified Financials	9.1%
Energy	9.0%
Real Estate	7.7%
Pharmaceuticals, Biotechnology & Life Sciences	7.1%
Banks	6.9%
Utilities	6.4%
Transportation	4.8%
Food, Beverage & Tobacco	4.7%
Retailing	3.5%

As of 6/30/14

Telecommunication Services	18.6%
Energy	11.5%
Pharmaceuticals, Biotechnology & Life Sciences	7.2%
Banks	7.2%
Real Estate	6.7%
Utilities	6.6%
Diversified Financials	6.1%
Food, Beverage & Tobacco	5.6%
Food & Staples Retailing	3.7%
Materials	3.7%

Semi-Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 89.58%

AUTOMOBILES & COMPONENTS — 1.13%
Automobiles — 1.13%
SAIC Motor Corp., Ltd.	7,099,950	$28,447,441
Toyota Motor Corp.	2,714,100	189,705,260

		218,152,701

BANKS — 5.46%
Banks — 5.46%
Bank of China Ltd.	87,945,000	50,707,068
Banque Cantonale Vaudoise	44,400	25,494,134
DBS Group Holdings Ltd.	13,222,200	196,162,781
Industrial and Commercial Bank of China Ltd.	64,843,000	47,758,319
JPMorgan Chase & Co.	10,973,700	664,786,746
Liechtensteinische Landesbank AG	1,150,000	45,086,437
St. Galler Kantonalbank AG	78,741	27,974,203

		1,057,969,688

CAPITAL GOODS — 2.99%
Construction & Engineering — 1.88%
Vinci S.A.	6,357,395	363,869,155
Industrial Conglomerates — 1.11%
Hopewell Holdings Ltd.	39,958,340	150,501,252
NWS Holdings Ltd.	38,000,000	63,916,209

		578,286,616

CONSUMER SERVICES — 1.71%
Hotels, Restaurants & Leisure — 1.71%
Las Vegas Sands Corp.	1,252,900	68,959,616
Sands China Ltd.	22,822,000	94,642,129
Wynn Macau Ltd.	28,333,200	61,471,164
Wynn Resorts Ltd.	839,300	105,651,084

		330,723,993

DIVERSIFIED FINANCIALS — 10.11%
Capital Markets — 7.67%
Aberdeen Asset Management plc	6,940,000	47,314,883
Apollo Global Management, LLC	4,250,000	91,800,000
[a] Apollo Investment Corp.	21,251,071	163,101,970
Ares Capital Corp.	11,828,600	203,097,062
GAM Holding AG	5,914,282	122,935,271
KKR & Co. LP	8,025,000	183,050,250
Och-Ziff Capital Management Group, LLC	8,400,000	106,176,000
[a] Solar Capital Ltd.	4,607,900	93,263,896
The Blackstone Group LP	4,334,000	168,549,260
UBS Group AG	16,146,408	304,385,876
Diversified Financial Services — 2.44%
CME Group, Inc.	4,991,614	472,755,762

		1,956,430,230

ENERGY — 7.58%
Energy Equipment & Services — 0.63%
Ensco plc	2,600,000	54,782,000
Helmerich & Payne, Inc.	997,400	67,893,018
Oil, Gas & Consumable Fuels — 6.95%
Canadian Oil Sands Ltd.	18,705,400	145,472,496
HollyFrontier Corp.	3,428,900	138,081,803
Husky Energy, Inc.	9,322,100	190,261,960
Kinder Morgan, Inc.	4,776,000	200,878,560
Royal Dutch Shell plc ADR	5,918,100	353,014,665
Statoil ASA	1,475,800	26,160,885
The Williams Companies, Inc.	3,559,872	180,093,924

12    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
Total SA	2,219,500	$110,436,124
[b,c] TPT Acquisition, Inc.	163,790	0

		1,467,075,435

FOOD & STAPLES RETAILING — 2.66%
Food & Staples Retailing — 2.66%
Koninklijke Ahold NV	12,465,338	245,951,631
Walgreens Boots Alliance, Inc.	3,171,106	268,529,256

		514,480,887

FOOD, BEVERAGE & TOBACCO — 3.42%
Beverages — 0.33%
Ambev SA ADR	11,054,700	63,675,072
Food Products — 1.15%
Nestle SA	2,948,600	222,707,594
Tobacco — 1.94%
KT&G Corp.	1,779,814	142,295,283
Lorillard, Inc.	2,729,100	178,346,685
Philip Morris International	727,800	54,825,174

		661,849,808

HOUSEHOLD & PERSONAL PRODUCTS — 0.69%
Household Products — 0.69%
Reckitt Benckiser plc	1,552,500	133,572,754

		133,572,754

INSURANCE — 3.85%
Insurance — 3.85%
Allianz SE	566,370	98,564,954
AXA S.A.	3,762,900	94,900,324
Gjensidige Forsikring ASA	4,567,476	78,924,570
Munich Re	917,415	198,029,992
Scor SE	1,977,282	66,790,587
Zurich Financial Services AG	613,593	207,919,505

		745,129,932

MATERIALS — 3.02%
Chemicals — 1.58%
LyondellBasell Industries NV	1,844,700	161,964,660
Saudi Basic Industries Corp.	5,591,948	119,185,370
Yanbu National Petrochemical Co.	2,218,322	24,968,024
Metals & Mining — 1.44%
[c] Jaguar Mining, Inc.	797,101	191,304
MMC Norilsk Nickel JSC ADR	5,962,500	105,923,813
Nucor Corp.	3,625,600	172,324,768

		584,557,939

MEDIA — 1.67%
Media — 1.67%
Vivendi	8,868,068	220,505,962
Wolters Kluwer N.V.	3,143,600	102,756,770

		323,262,732

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.91%
Pharmaceuticals — 6.91%
GlaxoSmithKline plc	4,094,000	93,889,193
Novartis AG	3,053,400	302,103,735
Pfizer, Inc.	6,409,500	222,986,505
Roche Holding AG	1,338,300	369,209,951
Sanofi	3,538,899	349,812,245

		1,338,001,629

Semi-Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

REAL ESTATE — 7.54%
Real Estate Investment Trusts — 7.54%
Capstead Mortgage Corp.	3,250,000	$38,252,500
Chimera Investment Corp.	24,956,394	78,363,077
Crown Castle International Corp.	2,324,600	191,872,484
Digital Realty Trust, Inc.	1,145,700	75,570,372
[a] Dynex Capital, Inc.	5,062,000	42,875,140
[a] Invesco Mortgage Capital, Inc.	12,278,764	190,689,205
Lamar Advertising Co.	1,159,610	68,730,085
[a] MFA Financial, Inc.	31,197,518	245,212,491
Outfront Media, Inc.	2,292,699	68,597,554
Senior Housing Properties Trust	4,670,000	103,627,300
[a] Two Harbors Investment Corp.	18,716,700	198,771,354
[a] Washington REIT	5,721,000	158,071,230

		1,460,632,792

RETAILING — 4.03%
Multiline Retail — 1.06%
Target Corp.	2,515,500	206,447,085
Specialty Retail — 2.97%
Staples, Inc.	14,198,200	231,217,687
The Home Depot, Inc.	3,021,700	343,295,337

		780,960,109

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.03%
Semiconductors & Semiconductor Equipment — 2.03%
Intel Corp.	6,761,600	211,435,232
Taiwan Semiconductor Manufacturing Co., Ltd.	39,144,000	182,021,477

		393,456,709

SOFTWARE & SERVICES — 0.35%
Software — 0.35%
Microsoft Corp.	1,647,100	66,962,851

		66,962,851

TECHNOLOGY HARDWARE & EQUIPMENT — 1.95%
Communications Equipment — 1.26%
Qualcomm, Inc.	3,521,300	244,166,942
Technology, Hardware, Storage & Peripherals — 0.69%
Apple, Inc.	1,069,400	133,065,442

		377,232,384

TELECOMMUNICATION SERVICES — 13.87%
Diversified Telecommunication Services — 7.60%
AT&T, Inc.	3,431,100	112,025,415
BT Group plc	20,304,184	131,922,213
[a,c] Jasmine Broadband Internet Infrastructure Fund	359,941,200	101,765,797
Singapore Telecommunications Ltd.	60,807,615	193,630,836
Swisscom AG	535,200	310,887,426
TDC A/S	36,300,200	260,158,442
Telefonica Brasil SA ADR	7,939,553	121,395,765
Telenor ASA	10,999,100	222,420,571
TeliaSonera AB	2,740,000	17,434,903
Wireless Telecommunication Services — 6.27%
China Mobile Ltd.	45,574,477	593,735,326
[d] MegaFon OAO 144a GDR	3,278,300	52,452,800
MegaFon OAO Reg S GDR	2,035,900	32,574,400
MTN Group Ltd.	5,720,810	96,691,075
[c] Turkcell Iletisim Hizmetleri AS	26,556,900	136,419,807
Vodafone Group plc	92,094,324	301,162,744

		2,684,677,520

14    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

TRANSPORTATION — 3.60%
Road & Rail — 0.50%
Daqin Railway Co., Ltd.	54,645,464	$97,134,172
Transportation Infrastructure — 3.10%
Atlantia S.p.A.	13,462,402	353,924,802
China Merchants Holdings International Co., Ltd.	26,370,830	103,916,578
Jiangsu Express Co., Ltd.	45,798,000	62,027,694
Santos Brasil Participacoes S.A.	5,341,150	18,274,932
Sydney Airport	15,560,254	61,390,602

		696,668,780

UTILITIES — 5.01%
Electric Utilities — 2.76%
Duke Energy Corp.	2,098,500	161,122,830
EDP—Energias do Brasil SA	14,054,100	45,576,580
Electricite de France SA	5,982,401	143,703,806
Endesa, S.A.	973,900	18,849,353
Entergy Corp.	948,600	73,507,014
Mighty River Power Ltd.	18,732,800	43,414,378
Terna Rete Elettrica Nazionale S.p.A.	10,826,921	47,730,766
Gas Utilities — 0.61%
Enagas SA	2,354,300	67,412,828
Snam S.p.A.	10,561,204	51,328,840
Independent Power & Renewable Electricity Producers — 0.52%
China Resources Power Holdings Co.	13,184,000	33,059,271
Huaneng Power International, Inc.	56,713,000	67,008,195
Multi-Utilities — 1.12%
Dominion Resources, Inc.	1,923,191	136,296,546
Sempra Energy	739,900	80,663,898

		969,674,305

TOTAL COMMON STOCK (Cost $15,673,317,642)		17,339,759,794

PREFERRED STOCK — 0.62%

BANKS — 0.18%
Banks — 0.18%
Barclays Bank plc Pfd, 7.10%	200,000	5,168,000
First Niagara Financial Group Pfd, 8.625%	143,295	3,946,344
[d] First Tennessee Bank Pfd, 3.75%	12,000	8,593,126
GMAC Capital Trust I Pfd, 8.125%	628,126	16,488,307

		34,195,777

DIVERSIFIED FINANCIALS — 0.14%
Capital Markets — 0.01%
Morgan Stanley Pfd, 4.00%	120,000	2,540,400
Consumer Finance — 0.13%
Ally Financial, Inc. Pfd, 8.50%	930,495	24,816,302

		27,356,702

ENERGY — 0.03%
Oil, Gas & Consumable Fuels — 0.03%
[b] Halcon Resources Corp. Pfd, 5.75%	18,822	5,646,600

		5,646,600

INSURANCE — 0.12%
Insurance — 0.12%
Principal Financial Group Pfd, 5.563%	234,400	23,593,837

		23,593,837

Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

MISCELLANEOUS — 0.06%
U.S. Government Agencies — 0.06%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	$11,224,687

		11,224,687

TELECOMMUNICATION SERVICES — 0.09%
Wireless Telecommunication Services — 0.09%
[d] Centaur Funding Corp. Pfd, 9.08%	15,000	18,628,125

		18,628,125

TOTAL PREFERRED STOCK (Cost $127,932,090)		120,645,728

ASSET BACKED SECURITIES — 0.34%

COMMERCIAL MTG TRUST — 0.10%
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.641%, 3/25/2034	$1,045,559	852,072
[d] CVS Pass-Through Trust, 9.35%, 1/10/2023	15,000,000	18,110,265

		18,962,337

OTHER ASSET BACKED — 0.07%
[d] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	7,000,000	7,434,321
[d] JPR Royalty, LLC, 14.00%, 9/1/2020	5,000,000	2,500,000
[b,d] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.014%, 12/1/2037	3,231,318	2,997,047

		12,931,368

RESIDENTIAL MTG TRUST — 0.17%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.26%, 12/20/2036	2,745,371	974,604
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.586%, 8/25/2033	281,162	279,159
FBR Securitization Trust, Series 2005-2 Class M1, 0.891%, 9/25/2035	19,220,463	19,058,819
Merrill Lynch Mtg Investors Trust, Series 2004-A4 Class M1, 2.463%, 8/25/2034	5,314,809	4,885,071
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.491%, 11/25/2035	5,086,930	5,002,602
Residential Asset Securities Corp., Series 2006-KS4 Class A3, 0.324%, 6/25/2036	873,179	870,902
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.622%, 2/25/2035	5,622,439	1,981,530

		33,052,687

TOTAL ASSET BACKED SECURITIES (Cost $64,716,279)		64,946,392

CORPORATE BONDS — 5.97%

BANKS — 0.24%
Banks — 0.24%
[d] Banco Santander Brasil S.A. (BRL), 8.00%, 3/18/2016	42,200,000	12,429,070
DEPFA Bank plc (EUR), 0.782%, 12/15/2015	7,500,000	7,862,768
[d,e] Groupe BPCE, 12.50%, 8/29/2049	10,211,000	13,778,519
[d] Itau Unibanco Holding S.A. (BRL), 10.50%, 11/23/2015	10,000,000	3,059,642
PNC Financial Services Group, Inc., 4.482%, 5/29/2049	10,000,000	10,020,000

		47,149,999

CAPITAL GOODS — 0.20%
Construction & Engineering — 0.10%
[d,e] Abengoa Finance, S.A.U., 8.875%, 11/1/2017	5,000,000	5,100,000
[d] Zachry Holdings, Inc., 7.50%, 2/1/2020	14,420,000	13,699,000
Industrial Conglomerates — 0.10%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	19,033,999

		37,832,999

COMMERCIAL & PROFESSIONAL SERVICES — 0.04%
Commercial Services & Supplies — 0.04%
[d,e] GFL Environmental, Inc., 7.875%, 4/1/2020	8,000,000	8,080,000

		8,080,000

CONSUMER SERVICES — 0.11%
Hotels, Restaurants & Leisure — 0.11%
[d,e] Arcos Dorados Holdings I, 6.625%, 9/27/2023	3,000,000	2,850,000
[d] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	66,000,000	18,611,646

		21,461,646

16    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

DIVERSIFIED FINANCIALS — 0.68%
Capital Markets — 0.05%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	$8,000,000	$8,578,256
[d] Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	1,383,052
Consumer Finance — 0.25%
Capital One Bank, 6.15%, 9/1/2016	25,000,000	26,636,325
[c,d,f] Cash Store Financial (CAD), 0%, 1/31/2017	10,000,000	1,561,328
[d] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	12,000,000	19,313,868
Diversified Financial Services — 0.38%
[b] Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	1,511,805
[d,e] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	27,634,000	27,841,255
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	16,143,750
KFW (BRL), 5.375%, 9/14/2015	53,000,000	16,137,056
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	6,478,160
[d] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	8,000,000	5,680,000

		131,264,855

ENERGY — 1.01%
Energy Equipment & Services — 0.04%
[d,e] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	11,640,133	7,036,461
Oil, Gas & Consumable Fuels — 0.97%
[d] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	5,561,920
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,278,155
Energy Transfer Partners LP, 3.272%, 11/1/2066	13,820,000	12,161,600
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	15,654,676
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	9,267,000	8,618,310
[d,e] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,090,000
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	9,744,736
[d] Linc Energy, 12.50%, 10/31/2017	21,300,000	4,899,000
[d] Linc Energy, 9.625%, 10/31/2017	19,433,000	17,586,865
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	20,164,212
[d,e] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2022	46,505,000	36,143,686
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	9,478,976
[d,e] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,745,000
[e] Petrobras Global Finance B.V., 3.00%, 1/15/2019	4,000,000	3,453,280
[b] RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	5,737,500
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	7,000,000
[d,e] Tullow Oil plc, 6.25%, 4/15/2022	15,000,000	12,975,000

		195,329,377

FOOD & STAPLES RETAILING — 0.12%
Food & Staples Retailing — 0.12%
[d] Bakkavor Finance 2 plc (GBP), 8.75%, 6/15/2020	14,132,000	22,954,933

		22,954,933

FOOD, BEVERAGE & TOBACCO — 0.13%
Beverages — 0.07%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	21,669,000	6,500,938
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	20,000,000	6,160,016
Food Products — 0.03%
[d,e] BRF S.A., 4.75%, 5/22/2024	6,000,000	5,835,000
Tobacco — 0.03%
[d,e] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,328,250

		24,824,204

INSURANCE — 1.00%
Insurance — 1.00%
[d,e] Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/29/2049	9,000,000	10,676,250
ELM B.V. (AUD), 3.985%, 4/29/2049	8,000,000	6,006,451
ELM B.V. (AUD), 7.635%, 12/29/2049	10,500,000	8,558,577
Genworth Holdings, Inc., 4.90%, 8/15/2023	24,020,000	20,537,100
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,988,938

Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	VALUE
[d] MetLife Capital Trust X, 9.25%, 4/8/2068	$12,000,000	$17,865,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,661,876
[d] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	3,243,094
[d,e] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	44,500,000
[d,e] Sirius International Group, 7.506%, 5/29/2049	28,590,000	30,126,712
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	8,147,000	8,395,997
[d] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	27,035,400
[d] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,326,150

		193,921,545

MATERIALS — 0.38%
Chemicals — 0.03%
[d,e] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	5,000,000	5,037,500
Construction Materials — 0.17%
[d,e] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,624,250
[d,e] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	21,500,000	17,845,000
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,291,316
Metals & Mining — 0.18%
[d,e] Alrosa Finance S.A., 7.75%, 11/3/2020	6,000,000	5,970,480
[e] Anglogold Holdings, 8.50%, 7/30/2020	20,000,000	21,495,000
Coeur d’Alene Mines Corp., 7.875%, 2/1/2021	7,687,000	6,553,167

		72,816,713

MEDIA — 0.15%
Media — 0.15%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	5,789,920
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	17,282,328
WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	6,540,000

		29,612,248

MISCELLANEOUS — 0.21%
Miscellaneous — 0.21%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	7,269,195
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	109,401,000	34,346,886

		41,616,081

SOFTWARE & SERVICES — 0.04%
Internet Software & Services — 0.04%
[b,d] Yahoo!, Inc., 6.65%, 8/10/2026	7,362,807	8,099,088

		8,099,088

TELECOMMUNICATION SERVICES — 1.04%
Diversified Telecommunication Services — 0.97%
[e] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	39,974,119
Level 3 Communications, Inc., 8.875%, 6/1/2019	9,000,000	9,472,500
Qwest Corp., 6.75%, 12/1/2021	9,000,000	10,316,250
[e] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	117,950,829
[e] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	3,058,490
[d,e] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	7,918,278
Wireless Telecommunication Services — 0.07%
[d,e] VimpelCom (UBS SA), 8.25%, 5/23/2016	4,500,000	4,699,845
[d,e] VimpelCom Holdings B.V., 7.504%, 3/1/2022	8,735,000	8,287,331

		201,677,642

TRANSPORTATION — 0.04%
Airlines — 0.04%
American Airlines, 4.95%, 7/15/2024	4,876,845	5,340,146
US Airways, 6.25%, 10/22/2024	2,322,133	2,635,621

		7,975,767

UTILITIES — 0.58%
Electric Utilities — 0.36%
Alabama Power Capital Trust V, 3.355%, 10/1/2042	4,000,000	3,743,264

18    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
Arizona Public Service Co., 8.75%, 3/1/2019	$6,500,000	$8,188,921
Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	3,543,733
[d,e] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	44,518,560
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,006,960
[d] Great River Energy, 5.829%, 7/1/2017	764,327	805,153
Multi-Utilities — 0.22%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,348,255
[d] Enable Oklahoma Intrastate Transmission, LLC, 6.25%, 3/15/2020	2,500,000	2,838,330
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	22,732,880
Sempra Energy, 9.80%, 2/15/2019	7,750,000	9,976,265

		111,702,321

TOTAL CORPORATE BONDS (Cost $1,105,559,364)		1,156,319,418

CONVERTIBLE BONDS — 0.01%

TELECOMMUNICATION SERVICES — 0.01%
Diversified Telecommunication Services — 0.01%
Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	2,535,000	2,473,210

TOTAL CONVERTIBLE BONDS (Cost $2,138,438)		2,473,210

MUNICIPAL BONDS — 0.02%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,555,000	2,958,102

TOTAL MUNICIPAL BONDS (Cost $2,505,044)		2,958,102

U.S. GOVERNMENT AGENCIES — 0.04%
[d] Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,614,343

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		8,614,343

LOAN PARTICIPATIONS — 0.56%

COMMERCIAL & PROFESSIONAL SERVICES — 0.13%
Professional Services — 0.13%
Academi Holdings, LLC, 11.00%, 7/24/2020	26,000,000	25,480,000

CONSUMER SERVICES — 0.13%
Hotels, Restaurants & Leisure — 0.08%
[b] Private Restaurants Properties, Inc., 9.00%, 4/10/2017	15,107,712	15,379,651
Diversified Consumer Services — 0.05%
Laureate Education, Inc., 5.00%, 6/15/2018	10,000,000	9,333,300

DIVERSIFIED FINANCIALS — 0.07%
Diversified Financial Services — 0.07%
NCP Finance LP, 11.00%, 9/25/2018	14,090,297	13,914,168

FOOD, BEVERAGE & TOBACCO — 0.05%
Tobacco — 0.05%
North Atlantic Trading Co., Inc., 7.75%-8.75%, 1/13/2020	9,878,676	9,730,496

MATERIALS — 0.01%
Construction Materials — 0.01%
[e] CEMEX S.A.B. de C.V., 4.68%, 2/17/2017	1,630,321	1,628,968

RETAILING — 0.03%
Specialty Retail — 0.03%
Rue21, Inc., 5.63%, 10/9/2020	5,801,600	5,166,325

TRANSPORTATION — 0.08%
Airlines — 0.08%
[b,e] Synergy Aerospace Corp., 6.50%, 3/3/2015	10,669,964	10,659,294
[b,d,e] ET Two LLC, 10.00%, 9/30/2019	2,568,954	2,568,954
[b,d,e] ET Three LLC, 10.00%, 9/30/2019	2,568,954	2,568,954

Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value

UTILITIES — 0.06%
Electric Utilities — 0.06%
Texas Competitive Electric Holdings Co., LLC, 4.66%, 10/10/2015	$20,669,860	$12,227,463

TOTAL LOAN PARTICIPATIONS (Cost $116,738,993)		108,657,573

SHORT TERM INVESTMENTS — 0.88%
Airgas, Inc., 0.44%, 4/1/2015	9,000,000	9,000,000
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $19,000,121 collateralized by 1 U.S. Government debt security and 21 corporate debt securities, having an average coupon of 4. 48%, a minimum credit rating of BBB-, maturity dates from 4/1/2015 to 2/26/2055, and having an aggregate market value of $20,357,990 at 3/31/2015	19,000,000	19,000,000
Eversource Energy, 0.48%, 4/7/2015	27,000,000	26,997,840
Ingerosoll-Rand, Inc., 0.40%, 4/1/2015	50,000,000	50,000,000
J.M. Smucker Co., 0.40%, 4/1/2015	18,000,000	18,000,000
PPL Electric Utilities Corp., 0.52%, 4/1/2015	13,250,000	13,250,000
Spectra Energy Partners, 0.40%, 4/1/2015	8,000,000	8,000,000
Union Electric Co., 0.55%, 4/1/2015	25,500,000	25,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $169,747,840)		169,747,840

TOTAL INVESTMENTS — 98.02% (Cost $17,269,405,690)		$18,974,122,400
OTHER ASSETS LESS LIABILITIES — 1.98%		383,214,393

NET ASSETS — 100.00%		$19,357,336,793

Footnote Legend

a	Investment in Affiliates—Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2014	Gross Additions	Gross Reductions	Shares/Principal March 31, 2015	Market Value March 31, 2015	Investment Income	Realized Gain (loss)
Apollo Investment Corp.	13,590,000	7,661,071	—	21,251,071	$163,101,970	$7,750,214	$—
Dynex Capital, Inc.	5,062,000	—	—	5,062,000	42,875,140	2,531,000	—
Invesco Mortgage Capital, Inc.	8,350,000	3,928,764	—	12,278,764	190,689,205	9,794,064	—
Jasmine Broadband Internet
Infrastructure Fund*	—	359,941,200	—	359,941,200	101,765,797	—	—
MFA Financial, Inc.	25,500,000	5,697,518	—	31,197,518	245,212,491	11,749,807	—
Solar Capital Ltd.	4,607,000	—	—	4,607,900	93,263,896	3,551,062	—
Two Harbors Investment Corp.*	14,900,000	3,816,700	—	18,716,700	198,771,354	8,974,342	—
Washington REIT	5,721,000	—	—	5,721,000	158,071,230	1,659,319	—

Total non-controlled affiliated issuers - 6.17% of net assets					$1,193,751,083	$46,009,808	$—

*	Issuers not affiliated at September 30, 2014.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Non-income producing.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the aggregate value of these securities in the Fund’s portfolio was $626,427,852, representing 3.24% of the Fund’s net assets.
e	Yankee Bond—Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations. f Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
GBP	Denominated in Great Britain Pounds
GDR	Global Depository Receipt

MFA	Mortgage Finance Authority
Mtg	Mortgage
MTN	Medium-Term Note
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SEK	Denominated in Swedish Kronor
SPV	Special Purpose Vehicle

See notes to financial statements.

20    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value
Non-affiliated issuers (cost $16,074,337,339) (Note 2)	$17,780,371,317
Non-controlled affiliated issuers (cost $1,195,068,351) (Note 2)	1,193,751,083
Cash	31,494,272
Cash denominated in foreign currency (cost $23,560,946)	23,460,095
Receivable for investments sold	166,190,768
Receivable for fund shares sold	41,792,742
Unrealized appreciation on forward currency contracts (Note 7)	192,214,962
Dividends receivable	54,626,250
Dividend and interest reclaim receivable	29,487,982
Interest receivable	25,811,442
Prepaid expenses and other assets	158,040

Total Assets	19,539,358,953

LIABILITIES
Payable for investments purchased	125,110,014
Payable for fund shares redeemed	21,100,950
Unrealized depreciation on forward currency contracts (Note 7)	4,404,961
Payable to investment advisor and other affiliates (Note 3)	19,215,981
Accounts payable and accrued expenses	2,796,356
Dividends payable	9,393,898

Total Liabilities	182,022,160

NET ASSETS	$19,357,336,793

NET ASSETS CONSIST OF
Undistributed net investment income	$45,579,924
Net unrealized appreciation on investments	1,889,864,258
Accumulated net realized gain (loss)	(252,196,369)
Net capital paid in on shares of beneficial interest	17,674,088,980

$19,357,336,793

22    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($4,718,332,923 applicable to 220,468,157 shares of beneficial interest outstanding - Note 4)	$21.40
Maximum sales charge, 4.50% of offering price	1.01

Maximum offering price per share	$22.41

Class C Shares:
Net asset value and offering price per share* ($6,472,041,417 applicable to 302,547,138 shares of beneficial interest outstanding - Note 4)	$21.39

Class I Shares:
Net asset value, offering and redemption price per share ($7,956,661,892 applicable to 369,166,195 shares of beneficial interest outstanding - Note 4)	$21.55

Class R3 Shares:
Net asset value, offering and redemption price per share ($87,243,737 applicable to 4,077,544 shares of beneficial interest outstanding - Note 4)	$21.40

Class R4 Shares:
Net asset value, offering and redemption price per share ($44,563,645 applicable to 2,078,626 shares of beneficial interest outstanding - Note 4)	$21.44

Class R5 Shares:
Net asset value, offering and redemption price per share
($78,493,179 applicable to 3,643,915 shares of beneficial interest outstanding - Note 4)	$21.54

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $21,325,814)	$312,102,779
Non-controlled affiliated issuers	46,009,808
Interest income (net of premium amortized of $1,645,148)	54,480,434

Total Income	412,593,021

EXPENSES
Investment advisory fees (Note 3)	64,113,200
Administration fees (Note 3)
Class A Shares	2,864,527
Class C Shares	3,916,252
Class I Shares	1,895,494
Class R3 Shares	51,676
Class R4 Shares	25,829
Class R5 Shares	17,980
Distribution and service fees (Note 3)
Class A Shares	5,734,302
Class C Shares	31,367,609
Class R3 Shares	206,834
Class R4 Shares	50,917
Transfer agent fees
Class A Shares	1,541,650
Class C Shares	1,822,592
Class I Shares	2,545,865
Class R3 Shares	66,158
Class R4 Shares	47,845
Class R5 Shares	60,066
Registration and filing fees
Class A Shares	46,559
Class C Shares	41,896
Class I Shares	54,253
Class R3 Shares	1,820
Class R4 Shares	8,776
Class R5 Shares	11,238
Custodian fees (Note 3)	1,587,053
Professional fees	137,979
Accounting fees	327,600
Trustee fees	373,425
Other expenses	680,409

Total Expenses	119,599,804
Less:
Expenses reimbursed by investment advisor (Note 3)	(300,270)
Fees paid indirectly (Note 3)	(9,653)

Net Expenses	119,289,881

Net Investment Income	$293,303,140

24    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$3,890,334
Forward currency contracts (Note 7)	400,174,116
Foreign currency transactions	(4,503,821)

399,560,629

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	(355,916,924)
Non-controlled affiliated issuers	17,690,035
Foreign currency contracts (Note 7)	36,186,447
Forward currency translations	(432,291)

(302,472,733)

Net Realized and Unrealized Gain	97,087,896

Net Increase in Net Assets Resulting from Operations	$390,391,036

See notes to financial statements.

Semi-Annual Report    25

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$293,303,140	$867,746,227
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	399,560,629	395,489,176
Net unrealized appreciation (depreciation) on investments forward currency contracts, and foreign currency translations	(302,472,733)	467,713,787

Net Increase (Decrease) in Net Assets Resulting from Operations	390,391,036	1,730,949,190

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(91,464,510)	(217,737,169)
Class C Shares	(102,853,035)	(229,272,611)
Class I Shares	(163,005,861)	(321,305,859)
Class R3 Shares	(1,518,861)	(3,172,949)
Class R4 Shares	(782,536)	(1,442,451)
Class R5 Shares	(1,492,167)	(2,394,204)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	123,521,189	27,382,304
Class C Shares	197,764,659	778,778,530
Class I Shares	488,376,767	1,544,961,767
Class R3 Shares	3,467,375	18,411,872
Class R4 Shares	4,575,347	13,430,799
Class R5 Shares	13,470,290	22,689,436

Net Increase in Net Assets	860,449,693	3,361,278,655

NET ASSETS
Beginning of Period	18,496,887,100	15,135,608,445

End of Period	$19,357,336,793	$18,496,887,100

Undistributed net investment income	$45,579,924	$113,393,754

*	Unaudited

See notes to financial statements.

26    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and may be subject to a service fee (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Semi-Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

28    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock	$17,339,759,794	$17,237,993,997	$101,765,797	$—
Preferred Stock(a)	120,645,728	76,553,190	44,092,538	—
Asset Backed Securities	64,946,392	—	61,949,345	2,997,047
Corporate Bonds	1,156,319,418	—	1,146,708,525	9,610,893
Convertible Bonds	2,473,210	—	2,473,210	—
Municipal Bonds	2,958,102	—	2,958,102	—
U.S. Government Agencies	8,614,343	—	8,614,343	—
Loan Participations	108,657,573	—	77,480,720	31,176,853
Short Term Investments	169,747,840	—	169,747,840	—

Total Investments in Securities	$18,974,122,400	$17,314,547,187	$1,615,790,420	$43,784,793
Other Financial Instruments**
Forward Currency Contracts	$192,214,962	$—	$192,214,962	$—
Spot Currency	$42,490	$42,490	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(4,404,961)	$—	$(4,404,961)	$—
Spot Currency	$(9,466)	$(9,466)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At March 31, 2015, industry classifications for Preferred Stock in Level 2 consist of $8,593,126 in Banks, $5,646,600 in Energy, $11,224,687 in Miscellaneous, and $18,628,125 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $12,607,940 of portfolio securities characterized as Level 3 investments at March 31, 2015. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2015:

	Fair Value at March 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stock	$0	Terms of plan reorganization	Discount to zero for lack of	N/A (N/A)
			marketability and company
			sustainability in question
Loan Participations	31,176,853	Discounted cash flows	Third party vendor projection	5.00% - 11.00% (9.45%)
			of discounted cash flows

Total	$31,176,853

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Semi-Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2015 is as follows:

	Common Stock	Asset Backed Securities	Corporate Bonds	Loan Participations	Total(d)
Beginning Balance 9/30/2014	$—	$3,188,142	$19,918,844	$36,848,923	$59,955,909
Accrued Discounts (Premiums)	—	10,699	58,578	—	69,277
Net Realized Gain (Loss)(a)	—	43,971	(1,051,768)	—	(1,007,797)
Gross Purchases	—	—	—	15,807,872	15,807,872
Gross Sales	—	(311,062)	(9,620,973)	(21,634,764)	(31,566,799)
Net Change in Unrealized
Appreciation (Depreciation)(b)(e)	—	65,297	306,212	154,822	526,331
Transfers into Level 3(c)	—	—	—	—	—
Transfers out of Level 3(c)	—	—	—	—	—

Ending Balance 3/31/2015	$—	$2,997,047	$9,610,893	$31,176,853	$43,784,793

(a)	Total amount of Net Realized Gain (Loss) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(b)	Total amount of Net Change in Unrealized Appreciation (Depreciation) recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the six months ended March 31, 2015.
(c)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2015. Transfers into or out of Level 3 would be indicative of pricing by an independent pricing service or increased market activity. Transfers are based upon the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 0.23% of total net assets as of March 31, 2015. Significant fluctuations of unobservable inputs applied to portfolio investments characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio investments.
(e)	The Net Change in Unrealized Appreciation (Depreciation) attributable to securities owned at March 31, 2015, which were valued using significant unobservable inputs (Level 3) was $(309,804). This is included within net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is no precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

30    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Bridge Participation Commitments: On March 27, 2015, the Fund executed a Bridge Participation Commitment Letter to JPMorgan Chase Bank, N.A. The Fund has committed to provide up to $15,000,000 in aggregate principal. The termination date for this commitment is July 15, 2015. No amount of this commitment is funded and the commitment is not reflected in the Fund’s Statement of Assets and Liabilities.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned

Semi-Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

commissions aggregating $750,382 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $215,107 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $293,858 for Class C shares, $5,636 for Class R3 shares, $758 for Class R4 shares, and $18 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $9,653.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	20,633,292	$435,792,061	48,612,162	$1,028,388,480
Shares issued to shareholders in reinvestment of dividends	3,985,556	84,518,506	9,375,792	200,214,215
Shares repurchased	(18,780,046)	(396,789,378)	(55,979,046)	(1,201,220,391)

Net increase (decrease)	5,838,802	$123,521,189	2,008,908	$27,382,304

Class C Shares
Shares sold	22,645,195	$478,910,004	56,872,819	$1,202,445,858
Shares issued to shareholders in reinvestment of dividends	4,162,353	88,190,830	8,976,982	191,699,714
Shares repurchased	(17,491,545)	(369,336,175)	(28,974,490)	(615,367,042)

Net increase (decrease)	9,316,003	$197,764,659	36,875,311	$778,778,530

32    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount

Class I Shares
Shares sold	50,270,984	$1,070,608,611	118,183,924	$2,536,009,530
Shares issued to shareholders in reinvestment of dividends	6,689,263	142,884,550	12,871,189	277,002,806
Shares repurchased	(34,069,819)	(725,116,394)	(59,386,156)	(1,268,050,569)

Net increase (decrease)	22,890,428	$488,376,767	71,668,957	$1,544,961,767

Class R3 Shares
Shares sold	783,112	$16,571,466	1,473,125	$31,281,547
Shares issued to shareholders in reinvestment of dividends	65,515	1,388,696	132,598	2,834,610
Shares repurchased	(686,037)	(14,492,787)	(737,624)	(15,704,285)

Net increase (decrease)	162,590	$3,467,375	868,099	$18,411,872

Class R4 Shares
Shares sold	551,275	$11,667,656	1,061,369	$22,674,871
Shares issued to shareholders in reinvestment of dividends	23,725	504,181	39,714	851,725
Shares repurchased	(359,081)	(7,596,490)	(473,144)	(10,095,797)

Net increase (decrease)	215,919	$4,575,347	627,939	$13,430,799

Class R5 Shares
Shares sold	903,818	$19,201,162	1,791,210	$38,729,499
Shares issued to shareholders in reinvestment of dividends	63,018	1,345,428	98,278	2,118,145
Shares repurchased	(332,327)	(7,076,300)	(853,331)	(18,158,208)

Net increase (decrease)	634,509	$13,470,290	1,036,157	$22,689,436

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $5,170,264,806 and $4,003,617,017, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$17,317,111,048

Gross unrealized appreciation on a tax basis	$2,619,575,962
Gross unrealized depreciation on a tax basis	(962,564,610)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,657,011,352

At March 31, 2015, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards of $445,145,452 expire as of September 30, 2018.

Semi-Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

NOTE 7 — DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2015 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the six months ended March 31, 2015 was $3,718,194,460. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell At March 31, 2015
Contract Description	Buy/Sell	Contract Amount	Counter Party(a)	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Swedish Krona	Sell	848,151,300	BBH	05/04/2015	98,528,299	$4,646,849	$—
Swedish Krona	Sell	75,076,000	BBH	05/04/2015	8,721,452	—	(26,263)
Swedish Krona	Buy	187,300,800	BBH	05/04/2015	21,758,416	—	(198,701)
Swedish Krona	Buy	291,819,000	BBH	05/04/2015	33,900,118	—	(437,911)
Swedish Krona	Buy	369,031,500	BBH	05/04/2015	42,869,764	—	(551,786)
South Korean Won	Sell	14,638,697,500	SSB	06/09/2015	13,165,816	—	(54,577)
South Korean Won	Sell	70,012,841,600	SSB	06/09/2015	62,968,456	—	(966,293)
Australian Dollar	Sell	160,455,500	SSB	05/11/2015	121,938,598	14,341,072	—
Australian Dollar	Buy	21,578,600	SSB	05/11/2015	16,398,716	5,260	—
Australian Dollar	Buy	20,273,000	SSB	05/11/2015	15,406,522	—	(214,129)
Australian Dollar	Buy	20,836,000	SSB	05/11/2015	15,834,375	—	(401,848)
Australian Dollar	Buy	29,652,900	SSB	05/11/2015	22,534,803	—	(453,015)
Euro	Sell	1,903,077,300	SSB	08/25/2015	2,050,736,894	109,921,918	—
Euro	Sell	174,238,200	SSB	08/25/2015	187,757,326	1,000,143	—
Great Britain Pound	Sell	404,634,800	SSB	04/08/2015	600,210,989	46,245,706	—
Great Britain Pound	Sell	56,686,600	SSB	04/08/2015	84,085,502	5,317,769	—
Great Britain Pound	Buy	80,190,800	SSB	04/08/2015	118,950,222	—	(1,051,300)
Japanese Yen	Sell	19,786,752,000	BBH	06/08/2015	165,129,478	560,959	—
Japanese Yen	Sell	3,549,079,800	BBH	06/08/2015	29,618,691	68,797	—
Swiss Franc	Sell	54,585,000	SSB	04/07/2015	56,178,462	6,228,645	—
Swiss Franc	Sell	425,888,600	SSB	04/07/2015	438,321,270	3,877,844	—
Thai Baht	Sell	1,709,720,700	BBH	06/09/2015	52,393,402	—	(49,138)

Total						$192,214,962	$(4,404,961)

Net unrealized appreciation (depreciation)						$187,810,001

(a)	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

34    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

Certain forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”) pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Other forward currency contracts were entered into with Brown Brothers Harriman & Co. (“BBH”) pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB and the agreement with BBH does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2015, those recognized amounts are disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2015
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets—Unrealized appreciation on forward currency contracts	$192,214,962

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities—Unrealized depreciation on forward currency contracts	$(4,404,961)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2015 is $187,810,001 ($183,797,195 attributable to the Fund’s contracts with SSB, and $4,012,806 attributable to the Fund’s contracts with BBH), and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2015 are disclosed in the following tables:

Net Realized Gain (loss) From Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$400,174,116	$400,174,116
Net Change in Unrealized Appreciation (depreciation) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$36,186,447	$36,186,447

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, high yield risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    35

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$21.38	0.34	0.10	0.44	(0.42)	—	(0.42)	$21.40	3.26	(d)	1.17	(d)	1.17	(d)	1.17	(d)	2.10	21.98	$4,718,333
2014(b)	$20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$21.38	5.21		1.18		1.18		1.18		11.19	38.81	$4,588,033
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26		1.18		1.18		1.18		12.51	46.14	$4,281,060
2012(b)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32		1.20		1.20		1.20		16.26	40.96	$3,420,877
2011(b)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91		1.21		1.21		1.21		0.42	30.34	$2,734,845
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
Class C Shares
2015(c)	$21.37	0.27	0.10	0.37	(0.35)	—	(0.35)	$21.39	2.53	(d)	1.90	(d)	1.90	(d)	1.91	(d)	1.75	21.98	$6,472,041
2014	$20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$21.37	4.44		1.90		1.90		1.93		10.36	38.81	$6,266,270
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55		1.90		1.90		1.94		11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63		1.90		1.90		1.97		15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23		1.90		1.90		1.96		(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
Class I Shares
2015(c)	$21.53	0.38	0.10	0.48	(0.46)	—	(0.46)	$21.55	3.59	(d)	0.84	(d)	0.84	(d)	0.84	(d)	2.26	21.98	$7,956,662
2014	$20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$21.53	5.45		0.86		0.86		0.86		11.54	38.81	$7,454,275
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58		0.85		0.85		0.85		12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67		0.89		0.89		0.89		16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31		0.87		0.87		0.87		0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
Class R3 Shares
2015(c)	$21.37	0.31	0.11	0.42	(0.39)	—	(0.39)	$21.40	2.93	(d)	1.50	(d)	1.50	(d)	1.51	(d)	1.99	21.98	$87,244
2014	$20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$21.37	4.84		1.49		1.49		1.55		10.80	38.81	$83,671
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96		1.49		1.49		1.70		12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05		1.50		1.50		1.59		15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67		1.50		1.50		1.58		0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
Class R4 Shares
2015(c)	$21.42	0.32	0.10	0.42	(0.40)	—	(0.40)	$21.44	3.06	(d)	1.36	(d)	1.36	(d)	1.37	(d)	2.01	21.98	$44,564
2014	$20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$21.42	4.88		1.35		1.35		1.40		11.00	38.81	$39,890
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05		1.37		1.37		1.41		12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14		1.39		1.39		1.53		16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02		1.40		1.40		1.65		0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
Class R5 Shares
2015(c)	$21.52	0.37	0.09	0.46	(0.44)	—	(0.44)	$21.54	3.47	(d)	0.97	(d)	0.97	(d)	0.97	(d)	2.20	21.98	$78,493
2014	$20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$21.52	5.15		0.99		0.99		1.10		11.40	38.81	$64,748
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37		0.99		0.98		1.05		12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61		0.99		0.99		1.29		16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16		0.99		0.99		1.51		0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

36 Semi-Annual Report	Semi-Annual Report 37

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,021.00	$5.88
Hypothetical*	$1,000.00	$1,019.12	$5.87
Class C Shares
Actual	$1,000.00	$1,017.50	$9.55
Hypothetical*	$1,000.00	$1,015.47	$9.54
Class I Shares
Actual	$1,000.00	$1,022.60	$4.24
Hypothetical*	$1,000.00	$1,020.74	$4.23
Class R3 Shares
Actual	$1,000.00	$1,019.90	$7.54
Hypothetical*	$1,000.00	$1,017.46	$7.53
Class R4 Shares
Actual	$1,000.00	$1,020.10	$6.87
Hypothetical*	$1,000.00	$1,018.13	$6.86
Class R5 Shares
Actual	$1,000.00	$1,022.00	$4.89
Hypothetical*	$1,000.00	$1,020.10	$4.88

†	Expenses are equal to the annualized expense ratio for each class (A: 1.17%; C: 1.90%; I: 0.84%; R3: 1.50%; R4: 1.36%; R5: 0.97%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38    Semi-Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    39

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

40    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    41

This page intentionally left blank.

42    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    43

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1075

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Global Opportunities Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments in the Fund carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

April 15, 2015

Dear Fellow Shareholder:

This letter highlights the results of Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2015. In addition, we comment on the overall investment landscape. Recall that the Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.

In the six months ended March 31, 2015, the Fund’s net asset value (NAV) per Class A share increased to $26.90, up 13.31% from $23.74, considerably outpacing the MSCI All Country World Index’s (ACWI) gain of 2.73% for the period.

Although six months is a very short measurement period, these recent results extend the favorable performance that your Fund has seen over the long term. For the one, three, and five-year periods ended March 31, 2015, Thornburg Global Opportunities Fund has outperformed the MSCI ACWI. From its inception on July 28, 2006, through March 31, 2015, the Global Opportunities Fund has outperformed the MSCI ACWI by an average margin of over 6% per year, resulting in a total cumulative return since inception of 162.81% (for the Class A shares without sales charge) versus 55.95% for the index. As of March 2015, the Fund was ranked in the top 1% of World Stock Funds for the time period starting from Fund inception (based on total returns without sales charge, among 591 funds). Table I below displays the Fund’s ranking over various periods by performance percentile relative to the Morningstar World Stock category (lower numbers represent higher ranking). Performance data for various measurement periods are included on page six of this report.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50% . The total annual fund operating expense of Class A shares is 1.41%, as disclosed in the most recent prospectus.

Table I Thornburg Global Opportunities Fund

Percent Rank in Morningstar World Stock Category as of 3/31/15

				Since
	1-Yr	3-Yr	5-Yr	Inception
Class A	1%	1%	4%	1%
Class I	1%	1%	3%	1%
Funds in Category	1,164	903	702	591

Based on total returns without sales charge. Past performance does not guarantee future results. Source: Morningstar

As shown in Table II, global equity markets were mixed in the semi-annual period ended March 31, 2015. Loose monetary policy has buoyed asset valuations in Europe and Asia and also produced significant devaluations of the euro and yen, tempering results in those markets for U.S. investors. European equities, as measured by the EURO STOXX 50 Index, were slightly negative for the six-month period, in U.S. dollar terms. Japan’s Nikkei 225 Stock Average Index produced a strong result of 9.34% for the same period while emerging markets struggled, with the MSCI Emerging Markets Index posting a decline of 2.27%.

Table II Total Return for Global Indices

In U.S. Dollar Terms

6-Months Ended
March 31, 2015
EURO STOXX 50 Index	-1.83%
Nikkei 225 Stock Average Index	9.34%
MSCI Emerging Markets Index	-2.27%

Source: Bloomberg

Contributors and Detractors

During the period under review, 13 stocks contributed at least 25 basis points (0.25%) to overall Fund performance, while eight subtracted at least 25 basis points. Contribution to overall Fund performance takes into account both position size and return on the investment. Significant positive contributors to the Fund included Spanish airport operator Aena S.A. and Canadian drug maker Concordia Healthcare.

We purchased Madrid-based Aena S.A. upon its initial public offering this past February. Aena owns and operates 46 airports in Spain and is the world’s largest global airport operator by passenger volume (196 million in 2014). During a research trip to Europe, we were attracted to Aena for several reasons including its strong competitive position and dividend potential. In late March, the company reported good 2014 operating results, and European interest rates have ebbed further since our investment—rendering Aena’s dividend payments more attractive by comparison.

Canada’s Concordia Healthcare (CXR) was also a standout for the Fund over the past six months, rising over 100% during the period. CXR is a specialty pharmaceutical company primarily focused on the ownership and acquisition of niche and/or mature legacy drugs. CXR appears to have a sensible operating strategy that is aligned with its financial structure, and its executive team has performed well so far. During the first quarter of 2015, the company announced the acquisition of a product portfolio from privately held Covis Pharma that should produce a more diversified CXR business and an expanded opportunity set in coming years.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

Other significant contributors to positive performance were a disparate group of businesses, including long-time holdings American Airlines, Level 3 Communications, French telecommunications concern Numericable-SFR SAS, and Valeant Pharmaceuticals.

Significant detractors from portfolio performance during the period included Canadian energy producer Bankers Petroleum, Hong Kong casino operator Galaxy Entertainment, U.S. semiconductor manufacturer Micron Technology, Australian resources company Mineral Resources, and Korean gaming concern Paradise Co. Ltd.

Bankers Petroleum, a Canada-listed heavy oil producer with assets in Albania, sank on depressed oil prices and the company’s above-average operating leverage. Galaxy and Paradise were both affected by China’s slowing economy and Beijing’s campaign against corruption and conspicuous consumption, causing Chinese visitor traffic to ebb. Seasonal order softness combined with PC-industry headwinds weighed on Micron’s share performance. Weak iron ore prices impacted Mineral Resources’ mining business.

We continue to hold all of the above-mentioned companies in the portfolio, and we believe a long-term orientation is an important element of our strategy.

Top sector weightings as of March 31, 2015, were information technology (20.7% portfolio weighting); health care (16.9%); financials (15.9%); consumer discretionary (13.6%); industrials (10.0%); and telecommunication services (4.9%). As of March 31, 2015, the average expected price-to-earnings multiple for 2015 on the portfolio companies owned in the Thornburg Global Opportunities Fund stands at 15.6x versus 16.4x for the MSCI ACWI. Compared to this index, we have lower direct exposure to the U.S. and are modestly overweight Europe. Approximately 8.4% of the Fund is invested in companies based in emerging markets. Table III illustrates the Fund’s largest geographic weightings.

Table III Geographic Weightings of the Fund

As of March 31, 2015

USA	46.0%
Canada	12.9%
United Kingdom	9.5%
France	6.1%
Netherlands	5.8%

Source: Bloomberg

Market Environment

Monetary policy continues to be an important theme in equity markets. While the U.S.’s six-year experiment with quantitative easing (QE) draws to a close, Europe’s has just begun—in January, the European Central Bank announced an asset-purchase program totaling $1.3 trillion. Whether a sustainable European economic recovery follows or not, rising European asset prices already partly reflect both the calculus of lower interest rates and optimism for better days ahead. Some of this enthusiasm may prove well-founded; monetary easing appears to have played a meaningful role in the economic recovery of the United States and the United Kingdom, where leading indicators (e.g., consumer sentiment and industrial production) now appear healthy. Meanwhile, growth in China and many emerging markets has slowed but remains far above that of Western countries. In any case we recognize that equity valuations can outpace fundamental developments, leaving a more narrow opportunity set for value-oriented investors like ourselves. In this setting we believe the Fund’s geographic flexibility is a virtue.

We urge fellow shareholders of the Fund to maintain a long-term investment perspective. Competing macroeconomic forces of fiscal restraint and monetary stimulus from governments will affect business conditions and investor sentiment, so we expect periods of volatility in the markets. The strategy of the Thornburg Global Opportunities Fund is based on fundamental analysis of individual businesses, not macroeconomic forecasts. This approach has served us well over the years.

Thank you for your support of the Thornburg Global Opportunities Fund. Remember that you can review additional information about your portfolio at www.thornburg. com/global.

Best wishes for a great summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1-Yr	3-Yr	5-Yr	Incep.
Class A Shares (Incep: 7/28/06)
Without sales charge	21.60%	20.32%	13.93%	11.78%
With sales charge	16.14%	18.48%	12.89%	11.19%
Class C Shares (Incep: 7/28/06)
Without sales charge	20.62%	19.37%	13.06%	10.91%
With sales charge	19.62%	19.37%	13.06%	10.91%
Class I Shares (Incep: 7/28/06)	22.04%	20.84%	14.46%	12.32%
Class R3 Shares (Incep: 2/1/08)	21.40%	20.21%	13.87%	7.50%
Class R4 Shares (Incep: 2/1/08)	21.50%	20.34%	13.98%	7.60%
Class R5 Shares (Incep: 2/1/08)	22.01%	20.82%	14.44%	8.06%
MSCI AC World Index (Since 7/28/06)	5.42%	10.75%	9.00%	5.26%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.41%; C shares, 2.17%; I shares, 1.08%; R3 shares, 2.59%; R4 shares, 2.23%; R5 shares, 1.10%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

EURO STOXX 50 Index – This index is Europe’s leading Blue-chip index for the Eurozone, it provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Nikkei 225 Stock Average – This is the leading index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Market Capitalization Exposure

Asset Structure

Top Ten Equity Holdings

American Realty Capital Properties, Inc.	5.4%
Numericable-SFR SAS	5.2%
Valeant Pharmaceuticals International, Inc.	5.2%
Concordia Healthcare Corp.	5.0%
Level 3 Communications, Inc.	4.4%
American Airlines Group, Inc.	3.8%
Citigroup, Inc.	3.7%
Google	3.5%
Express Scripts Holding Company	3.5%
InterXion Holding NV	3.2%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	20.7%
Health Care	16.9%
Financials	15.9%
Consumer Discretionary	13.6%
Industrials	10.0%
Telecommunication Services	4.9%
Energy	2.9%
Consumer Staples	1.4%
Other Assets & Liabilities	13.6%

Top Ten Industry Groups

Pharmaceuticals, Biotechnology & Life Sciences	13.5%
Software & Services	13.2%
Transportation	6.8%
Real Estate	6.6%
Banks	5.5%
Media	5.2%
Telecommunication Services	4.9%
Technology Hardware & Equipment	4.7%
Consumer Services	4.0%
Diversified Financials	3.8%

Country Exposure*

(percent of equity holdings)

United States	46.0%
Canada	12.9%
United Kingdom	9.5%
France	6.1%
Netherlands	5.8%
China	5.4%
Spain	3.4%
Australia	3.0%
Ireland	2.8%
South Korea	2.4%
Switzerland	1.5%
Brazil	0.6%
Hong Kong	0.6%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
COMMON STOCK — 86.43%
AUTOMOBILES & COMPONENTS — 1.91%
Auto Components — 1.91%
Delphi Automotive plc	410,335	$32,720,113

		32,720,113

BANKS — 5.54%
Banks — 5.54%
Citigroup, Inc.	1,234,074	63,579,492
[a] ING Groep N.V.	2,126,287	31,196,438

		94,775,930

CAPITAL GOODS — 0.65%
Trading Companies & Distributors — 0.65%
Fly Leasing Ltd. ADR	767,076	11,168,627

		11,168,627

COMMERCIAL & PROFESSIONAL SERVICES — 2.63%
Commercial Services & Supplies — 2.63%
Mineral Resources Ltd.	8,751,476	44,992,542

		44,992,542

CONSUMER DURABLES & APPAREL — 2.54%
Household Durables — 2.54%
Barratt Developments plc	5,531,193	43,363,276

		43,363,276

CONSUMER SERVICES — 3.96%
Hotels, Restaurants & Leisure — 3.96%
Galaxy Entertainment Group Ltd.	7,097,427	32,225,036
Paradise Co. Ltd.	1,622,652	35,467,404

		67,692,440

DIVERSIFIED FINANCIALS — 3.82%
Capital Markets — 1.27%
UBS Group AG	1,156,372	21,799,480
Consumer Finance — 2.55%
Capital One Financial Corp.	553,320	43,612,683

		65,412,163

ENERGY — 2.93%
Energy Equipment & Services — 2.01%
Helmerich & Payne, Inc.	505,721	34,424,429
Oil, Gas & Consumable Fuels — 0.92%
[a] Bankers Petroleum Ltd.	7,302,303	15,624,524

		50,048,953

FOOD & STAPLES RETAILING — 0.84%
Food & Staples Retailing — 0.84%
Walgreens Boots Alliance, Inc.	169,980	14,393,906

		14,393,906

FOOD, BEVERAGE & TOBACCO — 0.54%
Food Products — 0.54%
BRF SA	469,671	9,315,278

		9,315,278

HEALTH CARE EQUIPMENT & SERVICES — 3.47%
Health Care Providers & Services — 3.47%
[a] Express Scripts Holding Company	684,253	59,372,633

		59,372,633

MEDIA — 5.24%
Media — 5.24%
[a] Numericable-SFR SAS	1,642,348	89,603,552

		89,603,552

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 13.46%
Biotechnology — 1.52%
[a] Gilead Sciences, Inc.	264,018	$25,908,086
Pharmaceuticals — 11.94%
[a] Actavis plc	100,237	29,832,536
Concordia Healthcare Corp.	1,274,271	85,659,021
[a] Valeant Pharmaceuticals International, Inc.	447,127	88,808,365

		230,208,008

REAL ESTATE — 6.55%
Real Estate Investment Trusts — 6.55%
Ryman Hospitality Properties, Inc.	324,636	19,773,579
American Realty Capital Properties, Inc.	9,369,646	92,291,013

		112,064,592

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.75%
Semiconductors & Semiconductor Equipment — 2.75%
[a] Micron Technology, Inc.	1,735,287	47,078,336

		47,078,336

SOFTWARE & SERVICES — 13.21%
Information Technology Services — 3.22%
[a] InterXion Holding NV	1,955,084	55,133,369
Internet Software & Services — 9.99%
[a] Alibaba Group Holding Ltd. ADR	260,270	21,664,875
[a] Auto Trader Group plc	7,549,291	28,192,522
[a] Baidu, Inc. ADR	122,292	25,485,653
[a] Google, Inc. Class A	78,408	43,492,917
[a] Google, Inc. Class C	29,342	16,079,416
Telecity Group plc	2,771,422	35,972,365

		226,021,117

TECHNOLOGY HARDWARE & EQUIPMENT — 4.73%
Communications Equipment — 4.41%
[a] EchoStar Corp.	1,042,709	53,928,909
Ubiquiti Networks, Inc.	729,856	21,567,245
Technology, Hardware, Storage & Peripherals — 0.32%
Apple, Inc.	43,274	5,384,584

		80,880,738

TELECOMMUNICATION SERVICES — 4.91%
Diversified Telecommunication Services — 4.91%
[a] HKBN Ltd.	7,419,628	9,235,476
[a] Level 3 Communications, Inc.	1,387,435	74,699,500

		83,934,976

TRANSPORTATION — 6.75%
Airlines — 3.78%
American Airlines Group, Inc.	1,224,505	64,629,374
Transportation Infrastructure — 2.97%
[a] Aena S.A.	505,968	50,873,391

		115,502,765

TOTAL COMMON STOCK (Cost $1,212,458,587)		1,478,549,945

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

	Shares/
	Principal Amount	Value
SHORT TERM INVESTMENTS — 11.67%
Apache Corp., 0.50%, 4/6/2015	$23,000,000	$22,998,403
Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $19,000,121 collateralized by 5 U.S. Government debt securities and 13 corporate debt securities, having an average coupon of 4.83%,a minimum credit rating of BBB-, maturity dates from 8/15/2015 to 5/15/2044, and having an aggregate market value of $20,253,777 at 3/31/2015	19,000,000	19,000,000
CenterPoint Energy, Inc., 0.57%, 4/1/2015	25,000,000	25,000,000
Delmarva Power & Light Co., 0.48%, 4/6/2015	25,000,000	24,998,333
Eversource Energy, 0.48%, 4/2/2015	25,000,000	24,999,667
Ingerosoll-Rand, Inc., 0.40%, 4/1/2015	25,000,000	25,000,000
Kansas City Power & Light Co., 0.50%, 4/6/2015	25,000,000	24,998,264
New York State Electric & Gas Corp., 0.34%, 4/1/2015	7,600,000	7,600,000
Public Service Co. of Colorado, 0.50%, 4/7/2015	25,000,000	24,997,916

TOTAL SHORT TERM INVESTMENTS (Cost $199,592,583)		199,592,583

TOTAL INVESTMENTS — 98.10% (Cost $1,412,051,170)		$1,678,142,528
OTHER ASSETS LESS LIABILITIES — 1.90%		32,492,976

NET ASSETS — 100.00%		$1,710,635,504

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR –	American Depositary Receipt

See notes to financial statements.

10    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

ASSETS
Investments at value (cost $1,412,051,170) (Note 2)	$1,678,142,528
Cash	6,193,504
Receivable for fund shares sold	24,922,995
Unrealized appreciation on forward currency contracts (Note 7)	20,769,075
Dividends receivable	1,591,088
Dividend and interest reclaim receivable	154,823
Interest receivable	121
Prepaid expenses and other assets	89,912

Total Assets	1,731,864,046

LIABILITIES
Payable for investments purchased	15,032,584
Payable for fund shares redeemed	3,746,098
Unrealized depreciation on forward currency contracts (Note 7)	740,335
Payable to investment advisor and other affiliates (Note 3)	1,505,671
Accounts payable and accrued expenses	203,710
Dividends payable	144

Total Liabilities	21,228,542

NET ASSETS	$1,710,635,504

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(4,330,947)
Net unrealized appreciation on investments	286,103,722
Accumulated net realized gain (loss)	(83,876,938)
Net capital paid in on shares of beneficial interest	1,512,739,667

$1,710,635,504

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($382,039,739 applicable to 14,204,296 shares of beneficial interest outstanding - Note 4)	$26.90
Maximum sales charge, 4.50% of offering price	1.27

Maximum offering price per share	$28.17

Class C Shares:
Net asset value and offering price per share* ($252,761,411 applicable to 9,644,226 shares of beneficial interest outstanding - Note 4)	$26.21

Class I Shares:
Net asset value, offering and redemption price per share ($961,730,237 applicable to 35,647,745 shares of beneficial interest outstanding - Note 4)	$26.98

Class R3 Shares:
Net asset value, offering and redemption price per share ($4,282,415 applicable to 160,634 shares of beneficial interest outstanding - Note 4)	$26.66

Class R4 Shares:
Net asset value, offering and redemption price per share ($9,727,812 applicable to 364,460 shares of beneficial interest outstanding - Note 4)	$26.69

Class R5 Shares:
Net asset value, offering and redemption price per share ($100,093,890 applicable to 3,707,160 shares of beneficial interest outstanding - Note 4)	$27.00

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $160,320)	$4,143,550
Interest income	233,774

Total Income	4,377,324

EXPENSES
Investment advisory fees (Note 3)	4,940,268
Administration fees (Note 3)
Class A Shares	166,168
Class C Shares	111,916
Class I Shares	159,791
Class R3 Shares	2,048
Class R4 Shares	4,143
Class R5 Shares	21,818
Distribution and service fees (Note 3)
Class A Shares	333,303
Class C Shares	898,446
Class R3 Shares	8,261
Class R4 Shares	8,333
Transfer agent fees
Class A Shares	96,665
Class C Shares	68,097
Class I Shares	208,290
Class R3 Shares	4,332
Class R4 Shares	8,377
Class R5 Shares	29,266
Registration and filing fees
Class A Shares	16,121
Class C Shares	62,687
Class I Shares	26,527
Class R3 Shares	8,493
Class R4 Shares	8,608
Class R5 Shares	9,245
Custodian fees (Note 3)	110,174
Professional fees	31,327
Accounting fees	16,270
Trustee fees	19,760
Other expenses	52,763

Total Expenses	7,431,497
Less:
Expenses reimbursed by investment advisor (Note 3)	(80,829)
Fees paid indirectly (Note 3)	(179)

Net Expenses	7,350,489

Net Investment Loss	$(2,973,165)

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$2,774,006
Forward currency contracts (Note 7)	25,650,318
Foreign currency transactions	(352,165)

28,072,159

Net change in unrealized appreciation (depreciation) on:
Investments	111,164,649
Foreign currency translations	27,720
Forward currency contracts (Note 7)	13,172,029

124,364,398

Net Realized and Unrealized Gain	152,436,557

Net Increase in Net Assets Resulting from Operations	$149,463,392

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2015*	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(2,973,165)	$(215,521)
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	28,072,159	42,961,694
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	124,364,398	68,740,491

Net Increase (Decrease) in Net Assets Resulting from Operations	149,463,392	111,486,664

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(535,375)
Class C Shares	—	(72,787)
Class I Shares	(344,505)	(2,665,731)
Class R3 Shares	—	(4,336)
Class R4 Shares	—	(13,693)
Class R5 Shares	(48,802)	(428,753)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	142,173,096	88,026,299
Class C Shares	87,711,053	37,592,422
Class I Shares	425,776,133	148,583,481
Class R3 Shares	1,676,786	174,028
Class R4 Shares	4,415,609	1,826,623
Class R5 Shares	14,712,403	14,348,287

Net Increase in Net Assets	825,535,165	398,317,129

NET ASSETS
Beginning of Period	885,100,339	486,783,210

End of Period	$1,710,635,504	$885,100,339

Distribution in excess of net investment income	$(4,330,947)	$(997,444)

*	Unaudited

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as (the “Fund)” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,478,549,945	$1,478,549,945	$—	$—
Short Term Investments	199,592,583	—	199,592,583	—

Total Investments in Securities	$1,678,142,528	$1,478,549,945	$199,592,583	$—
Other Financial Instruments**
Forward Currency Contracts	$20,769,075	$—	$20,769,075	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(740,335)	$—	$(740,335)	$—
Spot Currency	$(23,575)	$(23,575)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is no precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned commissions aggregating $85,683 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $20,839 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $43,429 for Class I shares, $12,906 for Class R3 shares, $12,048 for Class R4 shares, and $12,446 for Class R5 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $179.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,702,850	$172,553,195	5,052,565	$116,337,625
Shares issued to shareholders in reinvestment of dividends	—	—	22,873	511,661
Shares repurchased	(1,227,041)	(30,380,099)	(1,258,744)	(28,822,987)

Net increase (decrease)	5,475,809	$142,173,096	3,816,694	$88,026,299

Class C Shares
Shares sold	3,836,314	$96,811,497	2,075,521	$46,986,621
Shares issued to shareholders in reinvestment of dividends	—	—	3,176	65,901
Shares repurchased	(370,241)	(9,100,444)	(431,040)	(9,460,100)

Net increase (decrease)	3,466,073	$87,711,053	1,647,657	$37,592,422

Class I Shares
Shares sold	18,837,881	$482,898,980	9,089,512	$208,338,592
Shares issued to shareholders in reinvestment of dividends	11,868	299,435	101,301	2,305,745
Shares repurchased	(2,267,316)	(57,422,282)	(2,751,982)	(62,060,856)

Net increase (decrease)	16,582,433	$425,776,133	6,438,831	$148,583,481

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	80,164	$1,976,637	19,984	$453,631
Shares issued to shareholders in reinvestment of dividends	—	—	96	2,008
Shares repurchased	(12,151)	(299,851)	(11,991)	(281,611)

Net increase (decrease)	68,013	$1,676,786	8,089	$174,028

Class R4 Shares
Shares sold	231,792	$5,870,588	107,381	$2,461,793
Shares issued to shareholders in reinvestment of dividends	—	—	525	11,587
Shares repurchased	(56,631)	(1,454,979)	(28,952)	(646,757)

Net increase (decrease)	175,161	$4,415,609	78,954	$1,826,623

Class R5 Shares
Shares sold	753,347	$19,003,902	1,105,718	$24,997,109
Shares issued to shareholders in reinvestment of dividends	1,933	48,802	18,870	428,753
Shares repurchased	(165,553)	(4,340,301)	(488,449)	(11,077,575)

Net increase (decrease)	589,727	$14,712,403	636,139	$14,348,287

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $902,711,686 and $368,331,056, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,412,051,170

Gross unrealized appreciation on a tax basis	$307,544,486
Gross unrealized depreciation on a tax basis	(41,453,128)

Net unrealized appreciation (depreciation) on investments (tax basis)	$266,091,358

At March 31, 2015, the Fund had cumulative tax basis capital losses of $103,590,213 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the six months ended March 31, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the six months ended March 31, 2015 was $268,281,684. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
South Korean Won	Sell	3,302,702,100	06/09/2015	2,970,399	$18,472	$—
South Korean Won	Sell	17,618,723,100	06/09/2015	15,846,004	—	(215,483)
Australian Dollar	Sell	22,168,800	05/11/2015	16,847,240	1,981,386	—
Australian Dollar	Sell	6,019,900	05/11/2015	4,574,840	496,324	—
Australian Dollar	Sell	13,371,200	05/11/2015	10,161,480	234,962	—
Australian Dollar	Sell	6,227,300	05/11/2015	4,732,454	135,146	—
Australian Dollar	Sell	5,496,000	05/11/2015	4,176,700	88,470	—
Australian Dollar	Buy	3,946,400	05/11/2015	2,999,078	—	(207,799)
Canadian Dollar	Sell	36,502,000	06/10/2015	28,793,146	2,856,353	—
Canadian Dollar	Sell	18,327,300	06/10/2015	14,456,759	25,215	—
Euro	Sell	151,612,200	08/11/2015	163,337,246	8,454,538	—
Euro	Sell	38,672,500	08/11/2015	41,663,268	2,469,789	—
Euro	Buy	18,096,400	08/11/2015	19,495,899	—	(289,836)
Great Britain Pound	Sell	12,720,100	04/08/2015	18,868,233	1,449,710	—
Great Britain Pound	Sell	7,733,100	04/08/2015	11,470,817	645,250	—
Great Britain Pound	Sell	2,811,600	04/08/2015	4,170,559	351,619	—
Great Britain Pound	Sell	5,487,000	04/08/2015	8,139,087	276,276	—
Great Britain Pound	Sell	2,281,300	04/08/2015	3,383,944	240,568	—
Great Britain Pound	Sell	5,090,600	04/08/2015	7,551,091	173,880	—
Great Britain Pound	Sell	14,736,800	04/08/2015	21,859,685	32,509	—
Swiss Franc	Sell	5,872,100	04/07/2015	6,043,520	705,012	—
Swiss Franc	Sell	3,201,800	04/07/2015	3,295,268	83,120	—
Swiss Franc	Sell	2,858,300	04/07/2015	2,941,740	50,476	—
Swiss Franc	Buy	1,217,400	04/07/2015	1,252,939	—	(27,217)

Total					$20,769,075	$(740,335)

Net unrealized appreciation (depreciation)					$20,028,740

Certain forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”) pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2015, those recognized amounts are disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$20,769,075

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(740,335)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2015 is $20,028,740, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2015 are disclosed in the following tables:

Net Realized Gain (loss) from Derivative Financial Instruments
Recognized in Income for the Six Months ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 25,650,318	$25,650,318

Net Change in Unrealized Appreciation (Depreciation) on Derivative Financial Instruments Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 13,172,029	$13,172,029

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	Per Share Performance (for a Share Outstanding Throughout the Period)+								Ratios to Average Net Assets								Supplemental Data
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets At End of Period (thousands)
Class A Shares
2015(b)(c)	$23.74	(0.08)	3.24	3.16	—	—	—	$26.90	(0.60	)(d)	1.34	(d)	1.34	(d)	1.34	(d)	13.31	34.59	$382,040
2014(c)	$19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$23.74	(0.15)		1.41		1.41		1.41		20.85	60.29	$207,227
2013(c)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60		1.46		1.46		1.46		24.50	66.12	$96,855
2012(c)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94		1.49		1.49		1.49		23.22	66.07	$77,103
2011(c)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13		1.48		1.48		1.48		(4.81)	70.33	$73,538
2010(c)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
Class C Shares
2015(b)	$23.23	(0.17)	3.15	2.98	—	—	—	$26.21	(1.41	)(d)	2.15	(d)	2.15	(d)	2.15	(d)	12.83	34.59	$252,762
2014	$19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$23.23	(0.92)		2.17		2.17		2.17		19.96	60.29	$143,506
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)		2.22		2.22		2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17		2.27		2.27		2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40		2.23		2.23		2.23		(5.45)	70.33	$70,643
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
Class I Shares
2015(b)	$23.79	(0.03)	3.23	3.20	(0.01)	—	(0.01)	$26.98	(0.24	)(d)	0.98	(d)	0.98	(d)	1.00	(d)	13.47	34.59	$961,730
2014	$19.74	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.79	0.26		0.99		0.99		1.08		21.39	60.29	$453,511
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07		0.99		0.99		1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44		0.99		0.99		1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65		0.99		0.99		1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
Class R3 Shares
2015(b)	$23.55	(0.10)	3.21	3.11	—	—	—	$26.66	(0.76	)(d)	1.50	(d)	1.50	(d)	2.29	(d)	13.21	34.59	$4,282
2014	$19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$23.55	(0.26)		1.50		1.50		2.59		20.75	60.29	$2,182
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60		1.49		1.49		3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75		1.50		1.50		9.01	(e)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12		1.49		1.49		14.23	(e)	(4.77)	70.33	$75
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(e)	7.97	66.27	$151
Class R4 Shares
2015(b)	$23.57	(0.08)	3.20	3.12	—	—	—	$26.69	(0.67	)(d)	1.40	(d)	1.40	(d)	1.76	(d)	13.24	34.59	$9,728
2014	$19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$23.57	(0.14)		1.40	(d)	1.40		2.23		20.82	60.29	$4,462
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68		1.40	(d)	1.40		2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05		1.40	(d)	1.40		3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23		1.40	(d)	1.40		3.16		(4.66)	70.33	$900
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40	(d)	1.40		3.29		7.96	66.27	$1,345
Class R5 Shares
2015(b)	$23.81	(0.03)	3.23	3.20	(0.01)	—	(0.01)	$27.00	(0.25	)(d)	0.99	(d)	0.99	(d)	1.02	(d)	13.46	34.59	$100,094
2014	$19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.81	0.26		0.99		0.99		1.10		21.36	60.29	$74,212
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03		0.99		0.99		1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44		0.99		0.99		1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84		0.99		0.99		1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period† 10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$1,133.10	$7.11
Hypothetical*	$1,000.00	$1,018.27	$6.72
Class C Shares
Actual	$1,000.00	$1,128.30	$11.41
Hypothetical*	$1,000.00	$1,014.21	$10.80
Class I Shares
Actual	$1,000.00	$1,134.70	$5.24
Hypothetical*	$1,000.00	$1,020.02	$4.96
Class R3 Shares
Actual	$1,000.00	$1,132.10	$7.97
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$1,132.40	$7.44
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$1,134.60	$5.25
Hypothetical*	$1,000.00	$1,020.01	$4.97

†	Expenses are equal to the annualized expense ratio for each class (A: 1.34%; C: 2.15%; I: 0.98%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas - within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully - in the case of our core bond funds, using laddered structures - to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospect’us containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1411

FIRM OVERVIEW

THE FIRM

Thornburg Investment Management is a privately owned global investment firm that offers a range of solutions for retail and institutional investors. We are driven by our mission to help our clients reach their long-term financial goals through fundamental research and active portfolio management.

Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $61 billion (as of March 31, 2015) across seven equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

CORE INVESTMENT PRINCIPLES

Our focus has always been on maintaining and building the investment expertise to manage Thornburg strategies to a high standard, while adhering to a core set of investment principles:

•	We focus on the fundamentals. We invest according to our view of the fundamental value of an issuer only after performing thorough, bottom-up research.

•

We think and invest for the long term. We typically make investment decisions based upon an investment thesis we expect to play out over 18 months to several years. We may not always hold a security for several years, but our horizon line is typically a few years out.

•	We stay flexible. We go where we see value. Our investment mandates are generally broad and flexible, and we exercise as much flexibility as possible within any restrictions.

•

We collaborate across strategies. We are structured as global generalists. Portfolio managers and analysts do not specialize in sectors, geographies, or even security types, but instead must understand and communicate bottom-up fundamentals across industries, sectors, and borders.

2    Semi-Annual Report

Semi-Annual Report

Thornburg Developing World Fund

March 31, 2015

Share Class	NASDAQ Symbol	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments in the Fund carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

April 2, 2015

Dear Fellow Shareholder:

We are pleased to present the sixth semi-annual report for the Thornburg Developing World Fund for the period ended March 31, 2015. The Class A shares of the Fund produced a total return of negative 4.46% (without sales charge) in the six-month period ended March 31, 2015, compared to negative 2.37% for the MSCI Emerging Markets Index. Since inception on December 16, 2009, the Class A shares of the Thornburg Developing World Fund produced a cumulative total return of 49.17% (without sales charge), compared to 13.57% for the MSCI Emerging Markets Index.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent prospectus.

Market Impact

The six-month period ended March 31, 2015, was defined by OPEC’s (Organization of the Petroleum Exporting Countries) November 26th decision to maintain oil production, precipitating a 40% decline in the price of Brent crude oil over the ensuing six weeks and driving a coincident downward inflection in emerging market economic surprise indicators. Emerging market equities declined by 10% in the 20 trading days following the OPEC decision and remain below the pre-OPEC decision level. The Russian ruble lost 38% of its value between November 27th and December 16th, the day global emerging markets troughed. The Brazilian real, Mexican peso, Turkish lira, and Indonesian rupiah also depreciated meaningfully in this time period, as global investors retreated to safer assets. The Developing World Fund outperformed in the period leading up to the OPEC decision, performed in line with the broader market during the market correction, but underperformed in the subsequent rebound. Given the relatively defensive security selection framework and currency exposures, it isn’t unusual for the Developing World Fund to trail its benchmark in sharp market recoveries.

Contributors and Detractors

Detractors during the six-month period included three Brazilian companies—higher education provider Kroton Educacional SA, insurance broker Qualicorp SA, and fast food concession operator International Meal Company Alimentacao SA. These stocks suffered from a degree of specific company challenges, but were also impacted by the broader deterioration in sentiment toward Brazilian assets. The Brazilian real has depreciated by over 30% in the last six months. Capital flight accelerated due to the Petrobras bribery scandal and threat of sovereign credit-rating downgrade. Brazilian 10-year bonds now yield approximately 13%, implying a high hurdle rate for equity investments into the country. Two oil exploration and production companies, Gran Tierra Energy and DNO ASA, were also key detractors, driven largely by the decline in the price of crude oil. Top contributors were mainly in Asia and in currencies with solid fundamentals. HDFC Bank in India, Industrial & Commercial Bank of China, Taiwanese synthetic textile manufacturer Eclat Textile Company, and Chinese social networking giant Tencent were all top contributors, along with Visa, the global payments processing leader.

Market Outlook

The potential for normalization of U.S. monetary policy in the second half of 2015 has driven the dollar to a 10- to 12-year high versus many free-floating emerging market currencies. A prolonged tightening cycle in the United States could drive negative growth surprises in emerging markets, precipitating further currency depreciation, higher inflation, and continued capital flight. Nevertheless, we are encouraged by the lower levels of external dependencies in most emerging markets today than existed in past crises. Stronger balance sheets and fewer macro imbalances may give these countries a heightened ability to weather the storm of tighter global liquidity. While the fundamental outlook for emerging markets may not necessarily be supportive of a broad-based recovery in share prices, there is intuitive appeal to the notion that the rebound in emerging market indices and currencies may continue. Most notably, there is a lot of bad news reflected in prices. Emerging markets have underperformed global stocks by almost 48% in the last five years, and cumulative equity market outflow since the “taper tantrum” of 2013 is approaching $100 billion. Today, relative valuation of emerging market stocks is at a 32% price-to-earnings discount versus global stocks, near a 10-year low. Given this backdrop, it seems reasonable to assume that we are in the middle-to-later stages of a cyclical correction in the emerging markets, though we will of course be delighted to see full resolution of cyclical emerging-market pressures sooner than we expect.

4    Semi-Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

Fund Positioning

The portfolio management team of the Developing World Fund intends to maintain the same process and philosophy employed since inception of the Fund. We expect that the strategy will remain focused on bottom-up security selection and will continue to make use of Thornburg’s “three basket” approach as a key risk management tool.

Four additional key pillars of the process are expected to remain in place:

1.	A focus on financially sound, cash-generative companies

2.	A focus on fundamentally sound currencies

3.	Flexible, multi-cap security selection

4.	Economic exposure to domestic consumption in emerging markets and to the rise of the emerging middle class

We invite you to visit our website at www.thornburg.com, where you will find additional information about the Thornburg Developing World Fund. Thank you for your trust and confidence.

Sincerely,

Ben Kirby, CFA	Charlie Wilson, PhD
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Semi-Annual Report    5

PERFORMANCE SUMMARY

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 12/16/09)
Without sales charge	-4.77%	4.64%	7.10%	7.86%
With sales charge	-9.05%	3.05%	6.11%	6.93%
Class C Shares (Incep: 12/16/09)
Without sales charge	-5.45%	3.85%	6.34%	7.12%
With sales charge	-6.40%	3.85%	6.34%	7.12%
Class I Shares (Incep: 12/16/09)	-4.39%	5.13%	7.65%	8.43%
Class R5 Shares (Incep: 2/1/13)	-4.39%	—	—	1.74%
Class R6 Shares (Incep: 2/1/13)	-4.26%	—	—	1.87%
MSCI Emerging Markets Index (Since 12/16/09)	0.44%	0.31%	1.75%	2.44%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.45%; C shares, 2.23%; I shares, 1.09%; R5 shares, 1.90%; R6 shares, 1.10%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2016, for some of the share classes, resulting in net expense ratios of the following: R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

MSCI Emerging Markets Index – Free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Brent Crude Oil – An international benchmark for oil prices, accounting for roughly two-thirds of the global oil trade. Brent is a sweet crude oil from the North Sea suitable for production of gasoline and middle distillates such as kerosene and diesel.

Economic Surprise Indicators – Indices that track how economic data are progressing relative to the consensus forecasts of market economists.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

6    Semi-Annual Report

FUND SUMMARY

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Siam Commercial Bank plc	3.4%
Alibaba Group Holding Ltd. ADR	3.1%
Industrial and Commercial Bank of China Ltd.	2.9%
China Mobile Ltd.	2.9%
HDFC Bank Ltd. ADR	2.9%
Tencent Holdings Ltd.	2.7%
Kansas City Southern	2.5%
Baidu, Inc. ADR	2.5%
Largan Precision Co. Ltd.	2.2%
Wal-Mart de Mexico SAB de C.V.	2.2%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	24.9%
Information Technology	20.6%
Consumer Discretionary	15.4%
Consumer Staples	12.5%
Industrials	7.5%
Energy	4.4%
Telecommunication Services	3.4%
Health Care	3.3%
Non-Classified	0.7%
Materials	0.5%
Cash	6.9%

Top Ten Industry Groups

Banks	18.9%
Software & Services	13.4%
Consumer Services	8.1%
Transportation	6.8%
Food & Staples Retailing	5.8%
Food, Beverage & Tobacco	5.1%
Energy	4.4%
Technology Hardware & Equipment	4.3%
Telecommunication Services	3.4%
Retailing	3.2%

Semi-Annual Report    7

FUND SUMMARY,

CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

Country Exposure*

(percent of equity holdings)

China	22.8%
United States	12.4%
India	8.8%
Brazil	7.0%
Taiwan	6.7%
Thailand	5.5%
Mexico	5.2%
Philippines	4.9%
Indonesia	4.2%
United Arab Emirates	3.5%
Saudi Arabia	2.8%
Netherlands	2.3%
Peru	1.7%
South Africa	1.6%
United Kingdom	1.3%
Panama	1.1%
South Korea	1.0%
Turkey	1.0%
Norway	0.9%
Cambodia	0.8%
Hong Kong	0.8%
Greece	0.7%
Romania	0.7%
Egypt	0.6%
Lao People’s Democratic Republic	0.5%
Russia	0.5%
Georgia	0.3%
Nigeria	0.3%
Canada	0.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived. The Advisor may deem certain issuers to be developing country issuers, as defined in the Fund’s prospectus, even if those issuers have country exposure in a developed country.

8    Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 92.41%

BANKS — 18.93%
Banks — 18.93%
Bank of Georgia Holdings plc	240,772	$6,196,746
Commercial International Bank Egypt S.A.E.	1,079,887	7,580,807
Credicorp Ltd.	253,549	35,656,596
First Gulf Bank	4,038,980	16,055,190
Grupo Financiero Banorte S.A.B. de C.V.	4,235,359	24,556,669
Guaranty Trust Bank plc	53,440,078	7,047,486
HDFC Bank Ltd. ADR	1,089,387	64,154,000
ICICI Bank Ltd. ADR	3,467,359	35,921,839
Industrial and Commercial Bank of China Ltd.	87,904,858	64,743,893
Itau Unibanco Holding SA ADR	3,298,939	36,486,265
PT Bank Mandiri	48,070,480	45,864,569
Siam Commercial Bank plc	13,830,031	75,652,905

		419,916,965

CAPITAL GOODS — 0.67%
Industrial Conglomerates — 0.67%
Alliance Global Group, Inc.	25,092,931	14,876,122

		14,876,122

CONSUMER DURABLES & APPAREL — 1.96%
Household Durables — 0.18%
Steinhoff International Holdings Ltd.	410,800	2,575,078
TTK Prestige Ltd.	26,119	1,439,897
Textiles, Apparel & Luxury Goods — 1.78%
Eclat Textile Co. Ltd.	2,996,058	39,401,658

		43,416,633

CONSUMER SERVICES — 8.15%
Diversified Consumer Services — 2.20%
Fu Shou Yuan International Group Ltd.	31,888,918	15,136,917
Kroton Educacional S.A.	10,447,075	33,682,819
Hotels, Restaurants & Leisure — 5.95%
Al Tayyar Travel Group	1,717,823	46,207,336
Bloomberry Resorts Corp.	78,086,789	18,237,720
Galaxy Entertainment Group Ltd.	4,334,391	19,679,795
International Meal Co. SA	1,364,761	2,822,272
[a] Jubilant FoodWorks Ltd.	557,007	13,191,937
NagaCorp Ltd.	25,824,256	17,121,459
OPAP SA	1,562,846	14,670,334

		180,750,589

DIVERSIFIED FINANCIALS — 1.20%
Consumer Finance — 1.20% [a] First Cash Financial Services, Inc.	570,948	26,560,501

		26,560,501

ENERGY — 4.39%
Energy Equipment & Services — 2.12%
Schlumberger Ltd.	562,879	46,966,624
Oil, Gas & Consumable Fuels — 2.27% [a] Bankers Petroleum Ltd.	624,462	1,336,143
BG Group plc	2,255,834	27,740,862
[a] DNO International ASA	5,502,520	7,206,274
[b] ROMGAZ SA-GDR	1,330,085	11,505,235
ROMGAZ SA-GDR Reg S	302,206	2,614,082

		97,369,220

FOOD & STAPLES RETAILING — 5.78%
Food & Staples Retailing — 5.78%
Clicks Group Ltd.	3,942,291	29,720,759
[a] Edita Food Industries S.A.E. GDR	395,000	4,850,600
Magnit OJCS GDR	207,898	10,613,193
PriceSmart, Inc.	128,462	10,916,701
Puregold Price Club, Inc.	24,913,939	23,158,259
Wal-Mart de Mexico SAB de C.V.	19,627,078	48,908,462

		128,167,974

Semi-Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 5.09%
Beverages — 1.50%
Kweichow Moutai Co., Ltd.	1,058,074	$33,415,109
Food Products — 3.59%
Grupo Lala, S.A.B. de C.V.	17,108,489	34,612,907
Ulker Biskuvi Sanayi A.S.	2,801,029	21,017,013
Universal Robina Corp.	4,743,151	23,981,032

		113,026,061

HEALTH CARE EQUIPMENT & SERVICES — 1.25%
Health Care Equipment & Supplies — 0.26%
St. Shine Optical Co. Ltd.	358,164	5,780,531
Health Care Providers & Services — 0.99%
[a] Qualicorp SA	3,087,420	22,056,110

		27,836,641

HOUSEHOLD & PERSONAL PRODUCTS — 1.59%
Household Products — 1.59%
Colgate Palmolive Co.	508,787	35,279,291

		35,279,291

INSURANCE — 2.18%
Insurance — 2.18%
AIA Group Ltd.	2,452,700	15,423,000
BB Seguridade Participacoes S.A.	3,209,583	32,985,328

		48,408,328

MATERIALS — 0.51%
Chemicals — 0.51%
Yanbu National Petrochemical Co.	1,004,900	11,310,516

		11,310,516

MEDIA — 2.06%
Media — 2.06%
Zee Entertainment Enterprises Ltd.	8,367,513	45,674,103

		45,674,103

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.04%
Pharmaceuticals — 2.04%
China Animal Healthcare Ltd.	36,512,418	24,490,280
China Medical System Holdings Ltd.	13,485,813	20,769,751

		45,260,031

REAL ESTATE — 2.58%
Real Estate Management & Development — 2.58%
[a] Emaar Malls Group PJSC	33,145,566	26,351,127
Emaar Properties PJSC	17,133,738	30,788,388

		57,139,515

RETAILING — 3.23%
Multiline Retail — 2.77%
Matahari Department Store Tbk	27,225,278	41,020,113
Robinsons Retail Holdings, Inc.	10,827,379	20,346,753
Specialty Retail — 0.46%
Kolao Holdings	662,000	10,203,434

		71,570,300

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.89%
Semiconductors & Semiconductor Equipment — 2.89%
Hermes Microvision, Inc.	429,303	24,764,842
Mediatek, Inc.	1,429,738	19,351,040
Sk Hynix, Inc.	488,016	20,036,170

		64,152,052

SOFTWARE & SERVICES — 13.40%
Information Technology Services — 1.57%
Visa, Inc.	530,881	34,724,927
Internet Software & Services — 11.12%
[a] Alibaba Group Holding Ltd. ADR	818,564	68,137,267
[a] Baidu, Inc. ADR	265,148	55,256,843
[a] Facebook, Inc.	516,344	42,451,222
Just Dial Ltd.	994,393	21,052,173

10    Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

	Shares/ Principal Amount	Value
Tencent Holdings Ltd.	3,146,815	$59,789,343
Software — 0.71%
Linx S.A.	1,080,184	15,805,672

		297,217,447

TECHNOLOGY HARDWARE & EQUIPMENT — 4.28%
Electronic Equipment, Instruments & Components — 2.22%
Largan Precision Co. Ltd.	572,765	49,332,109
Technology, Hardware, Storage & Peripherals — 2.06%
Apple, Inc.	280,611	34,916,427
Goldpac Group Ltd.	18,177,978	10,692,031

		94,940,567

TELECOMMUNICATION SERVICES — 3.44%
Diversified Telecommunication Services — 0.53%
Telenor ASA	580,183	11,732,290
Wireless Telecommunication Services — 2.91%
China Mobile Ltd.	4,950,221	64,490,506

		76,222,796

TRANSPORTATION — 6.79%
Airlines — 1.04%
Copa Holdings SA	228,296	23,051,047
Road & Rail — 2.51%
Kansas City Southern	545,105	55,644,319
Transportation Infrastructure — 3.24%
Airports of Thailand Public Company Ltd.	4,403,707	37,892,992
Shanghai International Air Co., Ltd.	8,743,485	34,031,275

		150,619,633

TOTAL COMMON STOCK (Cost $1,854,773,151)		2,049,715,285

EXCHANGE-TRADED FUNDS — 0.70%
iShares MSCI Emerging Markets Index	385,000	15,450,050

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,362,848)		15,450,050

SHORT TERM INVESTMENTS — 4.18%
Ameren Corp., 0.45%, 4/1/2015	$16,000,000	16,000,000
Anthem, Inc., 0.30%, 4/1/2015	24,750,000	24,750,000

Bank of New York Tri-Party Repurchase Agreement 0.23% dated 3/31/2015 due 4/1/2015, repurchase price $18,000,115 collateralized by 15 U.S. Government debt securities and 11 corporate debt securities, having an average coupon of

3.91%, a minimum credit rating of BBB-, maturity dates from 3/12/2020 to 8/21/2054, and having an aggregate market value of $18,938,795 at 3/31/2015	18,000,000	18,000,000
CenterPoint Energy, Inc., 0.60%, 4/1/2015	8,000,000	8,000,000
Delmarva Power & Light Co., 0.45%, 4/1/2015	7,000,000	7,000,000
Johnson Controls, Inc., 0.45%, 4/1/2015	19,000,000	19,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $92,750,000)		92,750,000

TOTAL INVESTMENTS — 97.29% (Cost $1,962,885,999)		$2,157,915,335
OTHER ASSETS LESS LIABILITIES — 2.71%		60,103,480

NET ASSETS — 100.00%		$2,218,018,815

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the aggregate value of these securities in the Fund’s portfolio was $11,505,235, representing 0.52% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
GDR	Global Depository Receipt

See notes to financial statements.

Semi-Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	March 31, 2015, (Unaudited)

ASSETS
Investments at value (cost $1,962,885,999) (Note 2)	$2,157,915,335
Cash	26,937,925
Cash denominated in foreign currency (cost $6,273,320)	6,271,362
Receivable for investments sold	50,064,720
Receivable for fund shares sold	5,882,500
Unrealized appreciation on forward currency contracts (Note 7)	5,421,245
Dividends receivable	3,819,701
Dividend and interest reclaim receivable	382,779
Interest receivable	115
Prepaid expenses and other assets	136,668

Total Assets	2,256,832,350

LIABILITIES
Payable for investments purchased	6,954,209
Payable for fund shares redeemed	26,993,480
Unrealized depreciation on forward currency contracts (Note 7)	1,362,063
Payable to investment advisor and other affiliates (Note 3)	2,013,231
Deferred taxes payable	1,055,787
Accounts payable and accrued expenses	434,705
Dividends payable	60

Total Liabilities	38,813,535

NET ASSETS	$2,218,018,815

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(2,345,136)
Net unrealized appreciation on investments	198,000,452
Accumulated net realized gain (loss)	(240,115,733)
Net capital paid in on shares of beneficial interest	2,262,479,232

$2,218,018,815

12    Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($332,314,528 applicable to 18,695,613 shares of beneficial interest outstanding - Note 4)	$17.78
Maximum sales charge, 4.50% of offering price	0.84

Maximum offering price per share	$18.62

Class C Shares:
Net asset value and offering price per share* ($214,972,015 applicable to 12,531,129 shares of beneficial interest outstanding - Note 4)	$17.16

Class I Shares:
Net asset value, offering and redemption price per share ($1,631,662,395 applicable to 90,164,749 shares of beneficial interest outstanding - Note 4)	$18.10

Class R5 Shares:
Net asset value, offering and redemption price per share ($8,314,012 applicable to 460,822 shares of beneficial interest outstanding - Note 4)	$18.04

Class R6 Shares:
Net asset value, offering and redemption price per share ($30,755,865 applicable to 1,699,663 shares of beneficial interest outstanding - Note 4)	$18.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,102,949)	$16,370,125
Interest income	345,259

Total Income	16,715,384

EXPENSES
Investment advisory fees (Note 3)	13,024,230
Administration fees (Note 3)
Class A Shares	245,166
Class C Shares	143,921
Class I Shares	595,281
Class R5 Shares	2,056
Distribution and service fees (Note 3)
Class A Shares	490,334
Class C Shares	1,151,399
Transfer agent fees
Class A Shares	250,255
Class C Shares	126,665
Class I Shares	929,120
Class R5 Shares	8,079
Class R6 Shares	2,756
Registration and filing fees
Class A Shares	23,343
Class C Shares	15,496
Class I Shares	95,646
Class R5 Shares	11,795
Class R6 Shares	11,511
Custodian fees (Note 3)	1,036,439
Professional fees	41,257
Accounting fees	56,830
Trustee fees	59,820
Other expenses	132,858

Total Expenses	18,454,257
Less:
Expenses reimbursed by investment advisor (Note 3)	(262,047)
Fees paid indirectly (Note 3)	(1,715)

Net Expenses	18,190,495

Net Investment Loss	$(1,475,111)

14    Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Six Months Ended March 31, 2015 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of foreign capital gains taxes paid of $869,610)	$(179,026,008)
Forward currency contracts (Note 7)	14,995,898
Foreign currency transactions	(126,835)

(164,156,945)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $904,981)	38,612,109
Foreign currency translations	(42,827)
Forward currency contracts (Note 7)	(5,857,799)

32,711,483

Net Realized and Unrealized Loss	(131,445,462)

Net Decrease in Net Assets Resulting from Operations	$(132,920,573)

See notes to financial statements.

Semi-Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	Six Months Ended	Year Ended
	March 31, 2015*	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(1,475,111)	$8,944,272
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions, net of foreign capital gains taxes paid	(164,156,945)	(55,956,032)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	32,711,483	106,193,757

Net Increase (Decrease) in Net Assets Resulting from Operations	(132,920,573)	59,181,997

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class I Shares	(959,862)	(8,251,450)
Class R5 Shares	(2,282)	(30,897)
Class R6 Shares	(13,531)	(125,833)

FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	(110,051,464)	82,624,988
Class C Shares	(5,977,664)	123,568,782
Class I Shares	(640,781,297)	1,529,968,464
Class R5 Shares	1,243,989	6,846,989
Class R6 Shares	9,287,357	7,904,266

Net Increase (Decrease) in Net Assets	(880,175,327)	1,801,687,306

NET ASSETS
Beginning of Period	3,098,194,142	1,296,506,836

End of Period	$2,218,018,815	$3,098,194,142

Undistributed (distribution in excess of) net investment income	$(2,345,136)	$975,260

*	Unaudited

See notes to financial statements.

16    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as (the “Fund)” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of eighteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and prepares its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), including the investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Valuation Policy and Procedures: The Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case when the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depositary receipt prices, futures, index data and other data. An investment’s market value is deemed not

Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. For example, on days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary over-the-counter market and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations using quoted bid prices and other methods, which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.

In any case when a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case when management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments).

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, last available transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. Valuations based upon the use of inputs from Levels 1, 2, or 3, may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2015. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

	Fair Value Measurements at March 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$2,049,715,285	$1,924,664,153	$125,051,132	$—
Exchange–Traded Funds	15,450,050	15,450,050	—	—
Short Term Investments	92,750,000	—	92,750,000	—

Total Investments in Securities	$2,157,915,335	$1,940,114,203	$217,801,132	$—
Other Financial Instruments**
Forward Currency Contracts	$5,421,245	$—	$5,421,245	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,362,063)	$—	$(1,362,063)	$—
Spot Currency	$(51,699)	$(51,699)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2015, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax law. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is no precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of March 31, 2015, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2015, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2015, the Distributor has advised the Fund that it earned commissions aggregating $28,646 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $57,216 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund (except for Class R6 shares, which do not have a Rule 12b-1 service plan) for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2015, there were no

20    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2015, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectuses. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2016, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the six months ended March 31, 2015, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $237,654 for Class I shares, $16,027 for Class R5 shares, and $8,366 for Class R6 shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2015, fees paid indirectly were $1,715.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2015, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2015 (Unaudited)		September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,889,089	$71,147,935	26,633,924	$496,153,221
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(9,858,631)	(181,199,399)	(21,504,634)	(413,528,233)

Net increase (decrease)	(5,969,542)	$(110,051,464)	5,129,290	$82,624,988

Class C Shares
Shares sold	1,847,748	$32,683,124	8,033,799	$146,627,479
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,211,086)	(38,660,788)	(1,261,929)	(23,058,697)

Net increase (decrease)	(363,338)	$(5,977,664)	6,771,870	$123,568,782

Class I Shares
Shares sold	42,271,970	$787,703,086	97,016,008	$1,859,284,051
Shares issued to shareholders in reinvestment of dividends	46,850	866,255	380,810	7,330,398
Shares repurchased	(77,758,735)	(1,429,350,638)	(17,664,136)	(336,645,985)

Net increase (decrease)	(35,439,915)	$(640,781,297)	79,732,682	$1,529,968,464

Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2015 (Unaudited)		September 30, 2014 (Audited)
	Shares	Amount	Shares	Amount

Class R5 Shares
Shares sold	158,429	$2,927,778	404,809	$7,802,660
Shares issued to shareholders in reinvestment of dividends	124	2,282	1,613	30,897
Shares repurchased	(91,786)	(1,686,071)	(51,015)	(986,568)

Net increase (decrease)	66,767	$1,243,989	355,407	$6,846,989

Class R6 Shares
Shares sold	721,756	$13,419,511	941,731	$18,097,326
Shares issued to shareholders in reinvestment of dividends	562	10,387	4,651	89,174
Shares repurchased	(224,188)	(4,142,541)	(542,356)	(10,282,234)

Net increase (decrease)	498,130	$9,287,357	404,026	$7,904,266

NOTE 5 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,254,919,003 and $1,946,168,308, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2015, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,962,885,999

Gross unrealized appreciation on a tax basis	$309,855,769
Gross unrealized depreciation on a tax basis	(114,826,433)

Net unrealized appreciation (depreciation) on investments (tax basis)	$195,029,336

At March 31, 2015, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2013 of $42,072,586. For tax purposes, such losses will be reflected in the year ending September 30, 2015.

At March 31, 2015, the Fund had cumulative tax basis capital losses of $12,743,545, (of which $12,743,545 is short-term and $0 is long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2015, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

22    Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

The Fund entered into forward currency contracts during the six months ended March 31, 2015 in the normal course of pursuing its investment objectives, with the objective of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The average value of open sell currency contracts for the six months ended March 31, 2015 was $94,700,838. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2015:

	Outstanding Forward Currency Contracts to Buy or Sell at March 31, 2015
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	51,947,400	7/31/2015	55,937,465	$5,421,245	$—
Euro	Buy	1,825,400	7/31/2015	1,965,608	—	(29,172)
Euro	Buy	2,849,400	7/31/2015	3,068,262	—	(92,008)
Euro	Buy	2,448,200	7/31/2015	2,636,246	—	(114,772)
Euro	Buy	8,294,200	7/31/2015	8,931,275	—	(504,207)
Euro	Buy	10,494,100	7/31/2015	11,300,149	—	(621,904)

Total					$5,421,245	$(1,362,063)

Net unrealized appreciation (depreciation)					$4,059,182

Certain forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”) pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities. At March 31, 2015, those recognized amounts are disclosed in the following table:

Fair Values of Derivative Financial Instruments at March 31, 2015
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$5,421,245

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,362,063)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with State Street Bank and Trust Company, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2015 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2015 is $4,059,182, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

The net realized gain (loss) from forward currency contracts, and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2015 are disclosed in the following tables:

Net Realized Gain (loss) from Derivative Financial Instruments
Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$14,995,898	$14,995,898

Net Change in Unrealized Appreciation (depreciation) on Derivative Financial Instruments
Recognized in Income for the Six Months Ended March 31, 2015
	Total	Forward Currency Contracts
Foreign exchange contracts	$(5,857,799)	$(5,857,799)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2015 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Semi-Annual Report

This page intentionally left blank.

Semi-Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Period	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class A Shares
2015(b)(c)	$18.61	(0.04)	(0.79)	(0.83)	—	—	—	$17.78	(0.39	)(d)	1.46	(d)	1.46	(d)	1.46	(d)	(4.46)	45.70	$332,315
2014(c)	$17.77	0.03	0.81	0.84	—	—	—	$18.61	0.15		1.45		1.45		1.45		4.73	61.46	$459,121
2013(c)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05		1.48		1.48		1.59		13.19	61.67	$347,073
2012(c)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
2011(c)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(c)(e)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2015(b)	$18.03	(0.10)	(0.77)	(0.87)	—	—	—	$17.16	(1.10	)(d)	2.19	(d)	2.19	(d)	2.19	(d)	(4.83)	45.70	$214,972
2014	$17.34	(0.11)	0.80	0.69	—	—	—	$18.03	(0.62)		2.23		2.23		2.23		3.98	61.46	$232,493
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)		2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
2010(e)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2015(b)	$18.92	— (f)	(0.81)	(0.81)	(0.01)	—	(0.01)	$18.10	0.04	(d)	1.06	(d)	1.06	(d)	1.08	(d)	(4.30)	45.70	$1,631,662
2014	$18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$18.92	0.54		1.09		1.09		1.09		5.20	61.46	$2,376,420
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52		1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(e)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581
Class R5 Shares
2015(b)	$18.86	— (f)	(0.81)	(0.81)	(0.01)	—	(0.01)	$18.04	0.02	(d)	1.09	(d)	1.09	(d)	1.48	(d)	(4.32)	45.70	$8,314
2014	$18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$18.86	0.67		1.09		1.09		1.90		5.17	61.46	$7,433
2013(g)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47	(d)	1.07	(d)	1.07	(d)	17.45	(d)(h)	3.14	61.67	$697
Class R6 Shares
2015(b)	$18.91	0.01	(0.81)	(0.80)	(0.01)	—	(0.01)	$18.10	0.15	(d)	0.99	(d)	0.99	(d)	1.05	(d)	(4.23)	45.70	$30,756
2014	$18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$18.91	0.57		0.99		0.99		1.10		5.26	61.46	$22,727
2013(g)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20	(d)	0.98	(d)	0.98	(d)	1.99	(d)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
(e)	Fund commenced operations on December 16, 2009.
(f)	Net Investment Income (Loss) was less than $0.01 per share.
(g)	Effective date of this class of shares was February 1, 2013.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2014, and held until March 31, 2015.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses paid
	Account Value	Account Value	During period†
	10/1/14	3/31/15	10/1/14–3/31/15
Class A Shares
Actual	$1,000.00	$955.40	$7.11
Hypothetical*	$1,000.00	$1,017.65	$7.34
Class C Shares
Actual	$1,000.00	$951.70	$10.68
Hypothetical*	$1,000.00	$1,013.99	$11.02
Class I Shares
Actual	$1,000.00	$957.00	$5.17
Hypothetical*	$1,000.00	$1,019.65	$5.34
Class R5 Shares
Actual	$1,000.00	$956.80	$5.32
Hypothetical*	$1,000.00	$1,019.50	$5.49
Class R6 Shares
Actual	$1,000.00	$957.70	$4.83
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.19%; I: 1.06%; R5: 1.09%; R6: 0.99%;) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

OTHER INFORMATION

Thornburg Developing World Fund	March 31, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Revised and Readopted September 15, 2014

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of 2014 we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

THORNBURG FUND FAMILY

FUNDAMENTAL, BOTTOM-UP EQUITY RESEARCH

We search far and wide for the best stock ideas—within the United States and around the globe. Potential investments that may deserve a deeper look are thoroughly analyzed using both quantitative and qualitative criteria. But the vast majority are discarded. Those that ultimately make it into our highly-selective portfolios are continually monitored to determine whether our investment theses unfold as expected.

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

A TRADITION OF DISCIPLINED BOND MANAGEMENT

At Thornburg, the word “disciplined” carries some substance. We don’t make a practice of using shortcuts to enhance yield or total returns. Every strategy is grounded in rigorous, bottom-up credit work. Portfolios are assembled carefully—in the case of our core bond funds, using laddered structures—to mitigate price fluctuation. Position sizes are controlled so that no single bond can have an outsized effect on a portfolio. And as with our equity portfolios, managers enjoy flexibility to seek an optimal risk/reward balance.

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2148

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Not Applicable

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3) Not Applicable

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Low Duration Income Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 27, 2015

By:	/s/ Jason H. Brady

Jason H. Brady

Treasurer and principal financial officer

Date:	May 27, 2015